          INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF THE
                        TELECOMMUNICATIONS ACT OF 1996



                          DATED AS OF OCTOBER 1, 1998



                                BY AND BETWEEN


                    BELL ATLANTIC - WASHINGTON, D.C., INC.


                                      AND


                       FOCAL COMMUNICATIONS CORPORATION
                              OF THE MID-ATLANTIC

         INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF THE
                        TELECOMMUNICATIONS ACT OF 1996

     This Interconnection Agreement (this "Agreement"), under Sections 251 and 252 of the Telecommunications Act of 1996 (the "Act"), is effective as of the 1/st/ day of October (the "Effective Date"), by and between Bell Atlantic - Washington, D.C., Inc. ("BA"), a New York corporation with offices at 1710 H. Street, N.W., Washington, D.C. 20006, and Focal Communications Corporation of the Mid-Atlantic ("Focal"), a Delaware corporation with offices at 200 N. LaSalle Street, Suite 800, Chicago, Illinois 60601 (each a "Party" and, collectively, the "Parties").

     WHEREAS, Focal has requested that BA make available to Focal Interconnection, service and unbundled Network Elements upon the same terms and conditions as provided in the Interconnection Agreement (and amendments thereto) between MFS Intelenet of Washington, D.C., Inc. and BA, dated as of July 16, 1996 (revised as of July 29, 1997), for the District of Columbia, approved by the Commission under Section 252 of the Act (the "Separate Agreement") and attached as Appendix 1 hereto; and

     WHEREAS, BA has undertaken to make such terms and conditions available to Focal hereby only because and, to the extent required by, Section 252(i) of the Act.

     NOW, THEREFORE, in consideration of the mutual provisions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Focal and BA hereby agree as follows:

     1.0  INCORPORATION OF APPENDICES BY REFERENCE

     1.1 Except as expressly stated herein, the terms and conditions of the Separate Agreement (as set forth in Appendix 1 hereto), as it is in effect on the date hereof after giving effect to operation of law, and of the other Appendices hereto, are incorporated by reference in their entirety herein and form an integral part of this Agreement.

     1.2 References in Appendix 1 hereto to MFS Intelenet of Washington, D.C., Inc. or to MFS shall for purposes of this Agreement be deemed to refer to Focal.

     1.3 References in Appendix 1 hereto to the "Effective Date", the date of effectiveness thereof and like provisions shall for purposes of this Agreement be deemed to refer to the date first written above. Unless terminated earlier in accordance with the terms of Appendix 1 hereto, this Agreement shall continue in effect until the Separate Agreement expires or is otherwise terminated.

     1.4 The Joint Plan referred to in Section 10.1 of Appendix 1 hereto shall be developed upon the request of either Party within a reasonable amount of time after receipt of such request.

     1.5 Notwithstanding Section 27.5 of Appendix 1 hereto, at such time as BA makes available the Performance Monitoring Reports set forth in the Memorandum Opinion and Order adopted by the FCC on August 14, 1997 (the "FCC Merger Order") to other Telecommunications Carriers purchasing Interconnection from BA, BA shall provide Focal with the Performance Monitoring Reports applicable to Focal in accordance with the requirements of said FCC Merger Order.

     1.6 All notices, affidavits, exemption-certificates or other communications to Focal under Section 29.6.6 of Appendix 1 hereto shall be sent to the following address:

          Focal Communications Corporation of the Mid-Atlantic
          Attn: Corporate Tax Department
          200 N. LaSalle Street, Suite 800
          Chicago, Illinois 60601
          Facsimile: (312) 895-8403
          Phone: (312) 895-8400

     1.7 All notices, affidavits, exemption-certificates or other communications to BA under Section 29.6.6 of Appendix 1 hereto shall be sent to the following address:

          Tax Administration
          Bell Atlantic Corporation
          1095 Avenue of the Americas
          Room 3109
          New York, New York 10036

     1.8 Notices to Focal under Section 29.10 of Appendix 1 hereto shall be sent to the following address:

          Focal Communications Corporation of the Mid-Atlantic
          Attn: Senior Manager - Carrier Relations
          200 N. LaSalle Street, Suite 800
          Chicago, Illinois 60601
          Facsimile: (312) 895-8403
          Phone: (312) 895-8400

     1.9 Notices to BA under Section 29.10 of Appendix 1 hereto shall be sent to the following address:

               President - Telecom Industry Services
               Bell Atlantic Corporation
               1095 Avenue of the Americas
               40/th/ Floor
               New York, New York 10036
               Facsimile: (212) 597-2585

               with a copy to:

               Bell Atlantic Network Services, Inc.
               Attn: Mr. Jack H. White,
                Associate General Counsel
               1320 N. Court House Road, 8/th/ Floor
               Arlington, Virginia 22201
               Facsimile: (703) 974-0744

               with a copy to:

               Vice President and General Counsel
               Bell Atlantic - Washington, D.C., Inc.
               1710 H. Street, N.W.
               11/th/ Floor
               Washington, D.C. 20006
               Facsimile: (202) 887-9195

     1.10 Schedules 3.0 and 4.0 set forth at Appendix 2 hereto shall replace and supersede in their entirety Schedules 3.0 and 4.0 of Appendix 1 hereto.

     2.0       CLARIFICATIONS

     2.1 The entry into, filing and performance by BA of this Agreement does not in any way constitute a waiver by BA of any of the rights and remedies it may have to seek review of any of the provisions of the Separate Agreement, or to petition the Commission, other administrative body or court for reconsideration or reversal of any determination made by any of them, or to seek review in any way of any portion of this Agreement in connection with Focal's election under Section 252(i) of the Act.

     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of this 1/st/ day of October, 1998.


FOCAL COMMUNICATIONS                  BELL ATLANTIC-
 CORPORATION OF THE                    WASHINGTON, D.C., INC.
 MID-ATLANTIC

By: /s/ John R. Barnicle              By: /s/ Jeffrey A. Masoner
   -----------------------               --------------------------
Printed: JOHN R. BARNICLE             Printed: Jeffrey A. Masoner
        ------------------                    ---------------------
Title:  E.V.P. - C.O.O.               Title: Vice-President - Interconnection
      --------------------                   --------------------------------
                                             Services Policy & Planning
                                             --------------------------

                                  APPENDIX 1

         INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF THE
                        TELECOMMUNICATIONS ACT OF 1996


                           DATED AS OF JULY 16, 1996



                                BY AND BETWEEN



                         BELL ATLANTIC-VIRGINIA, INC.

                                      AND

                        MFS INTELENET OF VIRGINIA, INC.

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
1.0  DEFINITIONS                                                              2

2.0  INTERPRETATION AND CONSTRUCTION                                         10

3.0  INTERCONNECTION ACTIVATION DATES AND IMPLEMENTATION
     SCHEDULE                                                                11

4.0  INTERCONNECTION PURSUANT TO SECTION 251(c)(2)                           11
4.1  Scope                                                                   12
4.2  Physical Architecture                                                   13
4.3  Initial Architecture                                                    13
4.4  Interconnection in Additional LATAs                                     14
4.5  Interconnection Points for Different Types of Traffic                   15

5.0  TRANSMISSION AND ROUTING OF TELEPHONE EXCHANGE SERVICE
     TRAFFIC PURSUANT TO SECTION 251(c)(2)                                   15
5.1  Scope of Traffic                                                        15
5.2  Trunk Group Connections and Ordering                                    15
5.3  Additional Switching System Hierarchy and Trunking Requirements         15
5.4  Signaling                                                               16
5.5  Grades of Service                                                       16
5.6  Measurement and Billing                                                 16
5.7  Reciprocal Compensation Arrangements -- Section 251(b)(5)               17

6.0  TRANSMISSION AND ROUTING OF EXCHANGE ACCESS TRAFFIC
     PURSUANT TO 251(c)(2)                                                   18
6.1  Scope of Traffic                                                        18
6.2  Trunk Group Architecture and Traffic Routing                            18
6.3  Meet-Point Billing Arrangements                                         19
6.4  800/888 Traffic                                                         21

7.0  TRANSPORT AND TERMINATION OF OTHER TYPES OF TRAFFIC                     22
7.1  Information Services Traffic                                            22
7.2  LSV/VCI Traffic                                                         23
7.3  Transit Service                                                         24
7.4  911/E911 Arrangements                                                   25
7.5  Ancillary Traffic Generally                                             26

8.0  NUMBER RESOURCES, RATE CENTERS, AND RATING POINTS                       26

     9.0   NETWORK MAINTENANCE AND MANAGEMENT; OUTRAGES                                    26

     9.3   Interference or Impairment                                                      28
     9.4   Repeated or Willful Noncompliance                                               28
     9.5   Outage Repair Standard                                                          28
     9.6   Notice of Changes -- Section 251(c)(5)                                          28

     10.0  JOINT NETWORK RECONFIGURATION AND GROOMING PLAN AND
           INSTALLATION, MAINTENANCE, TESTING AND REPAIR                                   28
     10.1  Joint Network Reconfiguration and Grooming Plan                                 28
     10.2  Installation, Maintenance, Testing and Repair                                   29
     10.3  Forecasting Requirements for Trunk Provisioning                                 29

     11.0  UNBUNDLED ACCESS -- SECTION 251(c)(3)                                           30
     11.1  Unbundled Local Loop (ULL) Transmission Types                                   30
     11.2  Port Types                                                                      31
     11.3  Trunk Side Local Transport                                                      32
     11.4  Limitations on Unbundled Access                                                 32
     11.5  Availability of Other Network Elements on an Unbundled Basis                    33
     11.6  Provisioning of Unbundled Local Loops                                           33
     11.7  Maintenance of Unbundled Local Loops                                            35
     11.8  Rates and Charges                                                               35

     12.0  RESALE -- SECTIONS 251(c)(4) and 251(b)(1)                                      35
     12.1  Availability of Retail Rates for Resale                                         35
     12.2  Availability of Wholesale Rates for Resale                                      35

     13.0  COLLOCATION -- SECTION 251(c)(6)                                                36

     14.0  NUMBER PORTABILITY -- SECTION 251(b)(2)                                         37
     14.1  Scope                                                                           37
     14.2  Procedures for Providing INP Through Remote Call Forwarding                     38
     14.3  Procedures for Providing INP Through Direct Inward Dial Trunks (Flex-DID)       39
     14.4  Procedures for Providing LTNP Through Full NXX Code Migration                   39
     14.5  Receipt of Terminating Compensation on Traffic to INP'ed Numbers                39
     14.6  Recovery of INP Costs Pursuant to FCC Order and Rulemaking                      40


     15.0  DIALING PARITY -- SECTION 251(b)(3)                                             41

     16.0  ACCESS TO RIGHTS-OF-WAY -- SECTION 251(b)(4)                                    41

     17.0  DATABASES AND SIGNALING                                                         41

18.0   COORDINATED SERVICE ARRANGEMENTS                                      42
18.1   Intercept and Referral Announcements                                  42
18.2   Coordinated Repair Calls                                              43
18.3   Customer Authorization                                                43

19.0   DIRECTORY SERVICES ARRANGEMENTS                                       43
19.1   Directory Listings and Directory Distributions                        44
19.2   Yellow Page Maintenance                                               45
19.3   Service Information Pages                                             45
19.4   Directory Assistance (DA); Call Completion                            46

20.0   COORDINATION WITH TARIFF TERMS                                        45

21.0   INSURANCE                                                             46

22.0   TERM AND TERMINATION                                                  47

23.0   DISCLAIMER OF REPRESENTATIONS AND WARRANTIES                          48

24.0   CANCELLATION CHARGES                                                  48

25.0   INDEMNIFICATION                                                       48

26.0   LIMITATION OF LIABILITY                                               49

27.0   PERFORMANCE STANDARDS FOR SPECIFIED ACTIVITIES                        50
27.1   Certain Definitions                                                   50
27.2   Performance Standards                                                 51
27.3   Limitations                                                           51
27.4   Service Quality Standards                                             52
27.5   Records                                                               52

28.0   COMPLIANCE WITH LAWS; REGULATORY APPROVAL                             52

29.0   MISCELLANEOUS                                                         53
29.1   Authorization                                                         53
29.2   Independent Contractor                                                53
29.3   Force Majeure                                                         53
29.4   Confidentialty                                                        54
29.5   Choice of Law                                                         55
29.6   Taxes                                                                 55
29.7   Assignment                                                            57
29.8   Billing and Payment; Disputed Amounts                                 57
29.9   Dispute Resolution                                                    58
29.10  Notices                                                               59

29.11     Section 252(i) Obligations                                       59
29.12     Joint Work Product                                               60
29.13     No Third Party Beneficiaries; Disclaimer of Agency               61
29.14     No License                                                       61
29.15     Technology Upgrades                                              61
29.16     Survival                                                         62
29.17     Entire Agreement                                                 62
29.18     Counterparts                                                     62
29.19     Modification, Amendment, Supplement or Waiver                    62
29.20     Successors and Assigns                                           62
29.21     Publicity                                                        62

                        LIST OF SCHEDULES AND EXHIBITS
                        ------------------------------

Schedules
---------

Schedule 1.0   Certain Terms As Defined in the Act, As of July 16, 1996
Schedule 3.0   Implementation Schedule
Schedule 4.0   Interconnection Points in LATA
Schedule 4.2   Physical Architecture Diagram
Schedule 4.3   Initial Architecture Diagram
Schedule 4.5   Interconnection Points for Different Types of Traffic
Schedule 6.3   Rate Elements Under Meet Point Billing
Schedule 27.0  Performance Interval Dates for Specified Activities
Schedule 27.1  MFS Service Quality Standards

Exhibits
--------

Exhibit A      Detailed Schedule of Itemized Charges
Exhibit B      Network Element Bona Fide Request
Exhibit C      Directory Assistance and Call Completion Services Agreement

         INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF THE
                        TELECOMMUNICATIONS ACT OF 1996

     This Interconnection Agreement under Sections 251 and 252 of the Telecommunications Act of 1996, is effective as of the 16th day of July, 1996 (the "Effective Date"), by and between Bell Atlantic-Virginia, Inc. ("BA"), a Virginia corporation with offices at 600 East Main Street, Richmond, Virginia 23219, and MFS Intelenet of Virginia, Inc. ("MFS"), a Delaware corporation with offices at 33 Whitehall Street, 15th Floor, New York, New York 10004.

     WHEREAS, the Parties want to interconnect their networks at mutually agreed upon points of interconnection to provide Telephone Exchange Services, Switched Exchange Access Services, and other Telecommunications Services (all as defined below) to their respective customers;

     WHEREAS, the Parties are entering into this Agreement to set forth the respective obligations of the Parties and the terms and conditions under which the Parties will interconnect their networks and provide other services as required by the Act (as defined below) and additional services as set forth herein; and

     WHEREAS, Sections 251, 252, and 271 of the Telecommunications Act of 1996 have specific requirements for interconnection, unbundling, and service resale, commonly referred to as the "Checklist", and the Parties intend that this Agreement meet those Checklist requirements.

     NOW, THEREFORE, in consideration of the mutual provisions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, MFS and BA hereby agree as follows:

     This Agreement sets forth the terms, conditions and pricing under which BA and MFS (individually, a "Party" and collectively, the "Parties") will offer and provide to each other network Interconnection, access to Network Elements, ancillary services, and wholesale Telecommunications Services available for resale within each LATA in which they both operate within Virginia. As such, this Agreement is an integrated package that reflects a balancing of interests critical to the Parties. It will be submitted to the Virginia State Corporation Commission and the Parties will specifically request that the Commission refrain from taking any action to change, suspend or otherwise delay implementation of the Agreement. So long as the Agreement remains in effect, neither Party shall advocate before any legislative, regulatory, or other public forum that any term of this Agreement be modified or eliminated, unless otherwise mutually agreed by the Parties.

1.0  DEFINITIONS.

     As used in this Agreement, the following terms shall have the meanings specified below in this Section 1.0. For convenience of reference only, the definitions of certain terms that are As Defined in the Act (as defined below) are set forth on Schedule 1.0.

     1.1   "Act" means the Communications Act of 1934 (47 U.S.C 151 et, seq,),
                                                                    --  ---
as amended by the Telecommunications Act of 1996, and as from time to time interpreted in the duly authorized rules and regulations of the FCC or the Commission.

     1.2 "ADSL" or "Asymmetrical Digital Subscriber Line" means a transmission technology which transmits an asymmetrical digital signal of up to 6 mbps to the Customer and up to 640kbps from the Customer.

     1.3  [Reserved]

     1.4 "Agreement" means this Interconnection Agreement under Sections 251 and 252 of the Act and all Exhibits and Schedules appended hereto.

     1.5 "Ancillary Traffic," means all traffic that is destined for ancillary services, or that may have special billing requirements, including but not limited to the following: LSV/VCI, Directory Assistance, 911/E911, Operator Services (call completion), 800/888 database query, LIDB, and information services requiring special billing.

     1.6 "As Defined in the Act" means as specifically defined by the Act and as from time to time interpreted in the duly authorized rules and regulations of the FCC or the Commission.

     1.7 "As Described in the Act" means as described in or required by the Act and as from time to time interpreted in the duly authorized rules and regulations of the FCC or the Commission.

     1.8 "Automatic Number Identification" or "ANI" means a Feature Group D signaling parameter which refers to the number transmitted through a network identifying the billing number of the calling party.

     1.9 "Calling Party Number" or "CPN" is a Common Channel Signaling ("CCS") parameter which refers to the number transmitted through a network identifying the calling party.

     1.10 "Central Office Switch" means a switch used to provide
Telecommunications Services, including, but not limited to:

          (a) "End Office Switch" or "End Office" which is used to terminate Customer station Loops for the purpose of interconnection to each other and to trunks; and

          (b) "Tandem Switch" or "Tandem Office" which is a switching entity that is used to connect and switch truck circuits between and among End Office Switches and between and among End Office Switches and carriers' aggregation points, points of termination, or points of presence. An "Access Tandem Office" or "Access Tandem" is a Tandem Office with billing and recording capabilities that is used to provide Switched Exchange Access Services.

     A Central Office Switch may also be employed as a combination End Office/Tandem Office Switch.

     1.11 [Reserved]

     1.12 "CLASS Features" means certain CCS-based features available to Customers including, but not limited to: Automatic Call Back; Call Trace; Caller Identification, and future offerings.

     1.13 "Collocation" means an arrangement whereby one Party's (the "Collocating Party") facilities are terminated in equipment necessary for Interconnection or for access to Network Elements offered by the second Party on an unbundled basis that has been installed and maintained at the premises of a second Party (the "Housing Party"). For purposes of Collocation, the "premises" of a Housing Party is limited to a Housing Party Wire Center, other mutually agreed-upon locations of the Housing Party, or any other location for which Collocation has been ordered by the FCC or Commission. Collocation may be "physical" or "virtual". In "Physical Collocation," the Collocating Party installs and maintains its own equipment in the Housing Party's premises. In "Virtual Collocation," the Housing Party owns, installs, and maintains equipment dedicated to use by the Collocating Party in the Housing Party's premises. BA currently provides Collocation under terms, rates, and conditions as described in tariffs on file or soon to be filed with the FCC and the Commission. Upon request by either Party, BA and MFS will address the provision of additional types of Collocation arrangements, including additional physical locations and alternative utilizations of space and facilities.

     1.14 "Commission" means the Virginia State Corporation Commission.

     1.15 "Common Channel Signaling" or "CCS" means a method of transmitting call set-up and network control data over a digital signaling network separate from the public switched telephone network facilities that carry the actual voice or data traffic of the call. "SS7" means the common channel out of band signaling protocol developed by the Consultative Committee for International Telephone and Telegraph ("CCITT") and the American National Standards Institute ("ANSI"). BA and MFS currently utilize this out-of-band signaling protocol. "CCSAC" or "CCSAS" means the common channel signaling access connection or service, respectively, which connects one Party's signaling point of interconnection ("SPOI") to the other Party's STP for the exchange of SS7 messages.

     1.16 "Competing Local Exchange Carrier" or "CLEC" means any Local Exchange Carrier other than BA, operating as such in BA's certificated territory in Virginia. MFS is or will shortly become a CLEC.

     1.17 "Cross Connection" means a jumper cable or similar connection provided pursuant to Collocation at the digital signal cross connect, Main Distribution Frame or other suitable frame or panel between (i) the Collocating Party's equipment and (ii) the equipment or facilities of the Housing Party.

     1.18 "Customer" means a third-party residence or business subscriber to Telecommunications Services provided by either of the Parties.

     1.19 "Dialing Parity" is As Defined in the Act.

     1.20 "Digital Signal Level" means one of several transmission rates in the time-division multiplex hierarchy.

     1.21 "Digital Signal Level O" or "DS0" means the 64 Kbps zero-level signal in the time-division multiplex hierarchy.

     1.22 "Digital Signal Level 1" or "DS1" means the 1.544 Mbps first-level signal in the time-division multiplex hierarchy. In the time-division multiplexing hierarchy of the telephone network, DSI is the initial level of multiplexing.

     1.23 "Digital Signal Level 3" or "DS3" means the 44.736 Mbps third-level in the time-division multiplex hierarchy. In the time-division multiplexing hierarchy of the telephone network, DS3 is defined as the third level of multiplexing.

     1.24 "Exchange Access" is As Defined in the Act.

     1.25 "Exchange Message Record" or "EMR" means the standard used for exchange of telecommunications message information among Local Exchange Carriers for billable, non-billable, sample, settlement, and study data. EMR format is contained in BR-010-200-010 CRIS Exchange Message Record, a Bell Communications Research, Inc. ("Bellcore") document that defines industry standards for Exchange Message Records.

     1.26 [Reserved]

     1.27 "FCC" means the Federal Communications Commission.

     1.28 "HDSL" or "High-Bit Rate Digital Subscriber Line" means a transmission technology which transmits up to 784 kbps simultaneously in both directions on a two-wire channel using a 2 Binary / 1 Quartenary ("2B1Q") line code.

     1.29 "Independent Telephone Company" or "ITC" means any entity other than BA which, with respect to its operations within Virginia, is an "Incumbent Local Exchange Carrier" As Described in the Act.

     1.30 "Information Service Traffic" means Local Traffic or IntraLATA Toll Traffic which originates on a Telephone Exchange Service line and which is addressed to an information service provided over a Party's information services platform.

     1.31 "Integrated Digital Loop Carrier" means a subscriber loop carrier system which integrates within the switch at a DS1 level that is twenty-four
(24) loop transmission paths combined into a 1.544 Mbps digital signal.

     1.32 "Integrated Services Digital Network" or "ISDN" means a switched network service providing end-to-end digital connectivity for the simultaneous transmission of voice and data. Basic Rate Interface-ISDN ("BRI-ISDN") provides for digital transmission of two 64 kbps bearer channels and one 16 kbps data and signaling channel (2B+D). Primary Rate Interface-ISDN ("PRI-ISDN") provides for digital transmission of twenty three (23) 64 kbps bearer channels and one 16 kbps data and signalling channel (23 B+D).

     1.33 "Interconnection" is as Described in the Act, and means the connection of separate pieces of equipment or transmission facilities within, between, or among networks. The architecture of Interconnection may include, but is not limited to, Collocation Arrangements, entrance facilities, and Mid-Span Meet arrangements.

     1.34 "Interexchange Carrier" or "IXC" means a carrier that provides, directly or indirectly, interLATA or intraLATA Telephone Toll Services.

     1.35 "Interim Number Portability" or "INP" means the use of existing and available call routing, forwarding, and addressing capabilities (e.g. remote call forwarding) to enable a Customer to receive Telephone Exchange Service provided by any Local Exchange Carrier operating within the exchange area with which the Customer's telephone number(s) is associated, without having to change the telephone number presently assigned to the Customer and regardless of whether the Customer's chosen Local Exchange Carrier is the carrier that originally assigned the number to the Customer.

     1.36 "InterLATA" is As Defined in the Act.

     1.37 "IntraLATA Toll Traffic" means those intraLATA calls that are not defined as Local Traffic in this Agreement.

     1.38 "Line Side" means an End Office Switch connection that provides transmission, switching and optional features suitable for Customer connection to the public switched network, including loop start supervision, ground start supervision, and signaling for basic rate ISDN service.

     1.39. "Line Status Verification" or "LSV" means an operator request for a status check on the line of a called party. The request is made by one Party's operator to an operator of the other Party. The verification of the status check is provided to the requesting operator.

     1.40.     "Lock Access and Transport Area" or "LATA" is As Defined in the
Act.

     1.41. "Local Exchange Carrier" or "LEC" is As Defined in the Act. The Parties to this Agreement are or will shortly become Local Exchange Carriers.

     1.42. "Local Serving Wire Center" means a Wire Center that (i) serves the area in which the other Party's or a third party's Wire Center, aggregation point, point of termination, or point of presence is located, or any Wire Center in the LATA in which the other Party's Wire Center, aggregation point, point of termination or point of presence is located in which the other Party has established a Collocation Arrangement or is purchasing an entrance facility, and
(ii) has the necessary multiplexing capabilities for providing transport services.

     1.43. "Local Telephone Number Portability" or "LTNP" means "number portability" As Defined in the Act.

     1.44. "Local Traffic," means traffic that is originated by a Customer of one Party on that Party's network and terminates to a Customer of the other Party on that other Party's network, within a given local calling area, or expanded area service ("EAS") area, as defined in BA's effective Customer tariffs. Local Traffic does not include traffic originated or terminated by a commercial mobile radio service carrier.

     1.45. "Main Distribution Frame" or "MDF" means the primary point at which outside plant facilities terminate within a Wire Center, for interconnection to other telecommunications facilities within the Wire Center.

     1.46. "MECAB" means the Multiple Exchange Carrier Access Billing (MECAB) document prepared by the Billing Committee of the Ordering and Billing Forum ("OBF"), which functions under the auspices of the Carrier Liaison Committee ("CLC") of the Alliance for Telecommunications Industry Solutions ("ATIS"). The MECAB document, published by Bellcore as Special Report SR-BDS-000983, contains the recommended guidelines for the billing of an Exchange Access service provided by two or more LEC's, or by one LEC in two or more states, within a single LATA.

     1.47. "MECOD" means the Multiple Exchange Carriers Ordering and Design (MECOD) Guidelines for Access Services - Industry Support Interface, a document developed by the Ordering/Provisioning Committee under the auspices of OBF. The MECOD document, published by Bellcore as Special Report SR-STS-002643, establishes methods for processing orders for Exchange Access service which is to be provided by two or more LECs.

     1.48. "Meet-Point Billing" or "MPB" means an arrangement whereby two or more LECs jointly provide to a third party the transport element of a Switched Exchange Access Service to one of the LECs' End Office Switches, with each LEC receiving an appropriate share of the transport element revenues as defined by their effective Exchange Access tariffs. "Meet-Point Billing Traffic" means traffic that is subject to an effective Meet-Point Billing arrangement.

     1.49. "Mid-Span Meet" means an Interconnection architecture whereby two carriers' fiber transmission facilities meet at a mutually agreed-upon Interconnection point.

     1.50. "Multiple Bill/Single Tariff" or "Multiple Bill/Multiple Tariff" means the MPB method whereby each LEC prepares and renders its own meet point bill in accordance with its own Tariff(s) for the portion of the jointly-provided Switched Exchange Access Service which the LEC provides.

     1.51.  "Network Element" is As Defined in the Act.

     1.52. "Network Element Bona Fide Request" means the process described on Exhibit B that prescribes the terms and conditions relating to a Party's request that the other Party provide a Network Element not otherwise provided by the terms of this Agreement.

     1.53. "North American Numbering Plan" or "NANP" means the numbering plan used in the United States that also serves Canada, Bermuda, Puerto Rico and certain Caribbean Islands. The NANP format is a 10-digit number that consists of a 3-digit NPA code (commonly referred to as the area code), followed by a 3-digit NXX code and 4-digit line number.

     1.54. "Numbering Plan Area" or "NPA" is also sometimes referred to as an area code. There are two general categories of NPAs, "Geographic NPAs" and "Non-Geographic NPAs." A Geographic NPA is associated with a defined geographic area, and all telephone numbers bearing such NPA are associated with services provided within that geographic area. A Non-Geographic NPA, also known as a "Service Access Code" or "SAC Code," is typically associated with a specialized telecommunications service which may be provided across multiple geographic NPA areas; 800, 900, 700, 500 and 888 are examples of Non-Geographic NPAs.

     1.55. "NXX," "NXX Code," or "End Office Code" means the three digit switch entity indicator (i.e. the first three digits of a seven digit telephone number).

     1.56. "Permanent Number Portability" or "PNP" means the use of a database or other technical solution that comports with regulations issued by the FCC to provide LTNP for all customers and service providers.

     1.57. "Port Element" or "Port" means a line card (or equivalent) and associated peripheral equipment on an End Office Switch which serves as the Interconnection between individual loops or individual Customer trunks and the switching components of an End Office Switch and the associated switching functionality in that End Office Switch. Each Port is typically associated with one (or more) telephone number(s) which serves as the Customer's network address.

     1.58 "Rate Center Area" or "Exchange Area" means the specific geographic point and corresponding geographic area which has been identified by a given LEC as being associated with a particular NPA-NXX code assigned to the LEC for its provision of Telephone Exchange Services. The Rate Center Area is the exclusive geographic area which the LEC has identified as the area within which it will provide Telephone Exchange Services bearing the particular NPA-NXX designation associated with the specific Rate Center Area. A "Rate Center Point" is a specific geographic point, defined by a V&H coordinate, located within the Rate Center Area and used to measure distance for the purpose of billing Customers for distance-sensitive Telephone Exchange Services and Toll Traffic.

     1.59 "Rate Demarcation Point" means the point of minimum penetration at the Customer's premises or other point, as defined in a Party's Tariffs, where network access recurring charges and LEC responsibility ends and beyond which Customer responsibility begins.

     1.60 "Rating Point" or "Routing Point" means a specific geographic point identified by a specific V&H coordinate. The Rating Point is used to route inbound traffic to specified NPA-NXXs and to calculate mileage measurements for distance-sensitive transport charges of switched access services. Pursuant to Bellcore Practice BR-795-100-100, the Rating Point may be an End Office location, or a "LEC Consortium Point of Interconnection." Pursuant to that same Bellcore Practice, examples of the latter shall be designated by a common language location identifier (CLLI) code with (x)KD in positions 9, 10, 11, where (x) may be any alphanumeric A-Z or 0-9. The Rating Point/Routing Point must be located within the LATA in which the corresponding NPA-NXX is located. However, the Rating Point/Routing Point associated with each NPA-NXX need not be the same as the corresponding Rate Center Point, nor must it be located within the corresponding Rate Center Area, nor must there be a unique and separate Rating Point corresponding to each unique and separate Rate Center.

     1.61 "Reciprocal Compensation" is As Described in the Act, and refers to the payment arrangements that recover costs incurred for the transport and termination of Local Traffic originating on one Party's network and terminating on the other Party's network.

     1.62 "Service Control Point" or "SCP" means the node in the common channel signaling network to which informational requests for service handling, such as routing, are directed and processed. The SCP is a real time database system that, based on a query from a service switching point and via a Signaling Transfer Point, performs subscriber or application-specific service logic, and then sends instructions back to the SSP on how to continue call processing.

     1.63 "Signaling Transfer Point" or "STP" means a specialized switch that provides SS7 network access and performs SS7 message routing and screening.

     1.64 "Switched Access Detail Usage Data" means a category 1101XX record as defined in the EMR Bellcore Practice BR-010-200-010.

     1.65 "Switched Access Summary Usage Data" means a category 1150XX record as defined in the EMR Bellcore Practice BR-010-200-010.

     1.66 "Switched Exchange Access Service" means the offering of transmission and switching services for the purpose of the origination or termination of Toll Traffic. Switched Exchange Access Services include but may not be limited to:
Feature Group A, Feature Group B, Feature Group D, 700 access, 800 access, 888 access, and 900 access.

     1.67 "Synchronous Optical Network" or "SONET" means an optical interface standard that allows inter-networking of transmission products from multiple vendors. The base rate is 51.84 Mbps (OC-1/STS-1) and higher rates are direct multiples of the base rate, up to 13.22 Gpbs.

     1.68 "Tariff" means any applicable federal or state tariff of a Party, or standard agreement or other document that sets forth the generally available terms and conditions under which a Party offers a particular service, facility, or arrangement.

     1.69 "Technically Feasible Point" is As Described in the Act.

     1.70 "Telecommunications" is As Defined in the Act.

     1.71 "Telecommunications Act" means the Telecommunication Act of 1996 and any rules and regulations promulgated thereunder.

     1.72 "Telecommunications Carrier" is  As Defined in the Act.

     1.73 "Telecommunications Service" is As Defined in the Act.

     1.74 "Telephone Exchange Services," sometimes also referred to as "Exchange Service," is As Defined in the Act. Telephone Exchange Service generally provides the Customer with a telephonic connection to, and a unique telephone number address on, the public switched telecommunications network, and enables such Customer to place or receive calls to all other stations on the public switched telecommunications network.

     1.75 "Toll Traffic" means traffic that is originated by a Customer of one Party on that Party's network and terminates to a Customer of the other Party on that Party's network and is not Local Traffic or Ancillary Traffic. Toll Traffic may be either "IntraLATA Toll Traffic" or "InterLATA Toll Traffic," depending on whether the originating and terminating points are within the same LATA.

     1.76 "Transit Traffic" means any traffic that originates from or terminates at MFS's network, "transits" BA's network substantially unchanged, and terminates to or originates from a third carrier's network, as the case may be. "Transit Traffic Service" provides MFS with the ability to use its connection to a BA Access Tandem Switch for the delivery of calls which originate or terminate with MFS and terminate to or originate from a carrier other than BA, such as another CLEC, a LEC other than BA, or a wireless carrier. In these cases, neither the originating nor terminating Customer is a Customer of BA. This service is provided through BA's Access Tandem

Switches. "Transit Traffic" and "Transit Traffic Service" do not include or apply to traffic that is subject to an effective Meet-Point Billing arrangement.

     1.77 "Trunk Side" means a Central Office Switch connection that is capable of, and has been programmed to treat the circuit as, connecting to another switching entity (e.g. another carrier's network). Trunk Side connections offer those transmission and signaling features appropriate for the connection of switching entities.

     1.78 "Unbundled Local Loop Element" or "ULL" means a transmission path that extends from a Main Distribution Frame, DSX-panel, or functionally comparable piece of equipment in the Customer's serving End Office to the Rate Demarcation Point (or network interface device (NID) if installed) in or at a Customer's premises. The actual loop transmission facilities used to provide an ULL may utilize any of several technologies.

     1.79 "Verification with Call Interruption" or "VCI" means a service that may be requested and provided when Line Statue Verification has determined that a line is busy due to an ongoing call. VCI is an operator interruption of that ongoing call to inform the called party that a calling party is seeking to complete his or her call to the called party.

     1.80 "Voice Grade" means either an analog signal of 300 to 3000 Hz or a digital signal of 56/64 kilobits per second. When referring to digital voice grade service (a 56/64 kbps channel), the terms "DS-0" or "sub-DS-1" may also be used.

     1.81 "Wire Center" means a building or portion thereof in which a Party has the exclusive right of occupancy and which serves as a Routing Point for Switched Exchange Access Service.


2.0  INTERPRETATION AND CONSTRUCTION.

     2.1 All references to Sections, Exhibits and Schedules shall be deemed to be references to Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. The headings used in this Agreement are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning of this Agreement. Unless the context shall otherwise require, any reference to any agreement, other instrument (including BA or other third party offerings, guides or practices), statute, regulation, rule or tariff is to such agreement, instrument, statue, regulation, or rule or tariff as amended and supplemented from time to time (and, in the case of a statute, regulation, rule or tariff, to any successor provision).

     2.2 Subject to the terms set forth in Section 20, each Party hereby incorporates by reference those provisions of its tariff that govern the provision of any of the services or facilities provided hereunder. If any provision of this Agreement and an applicable tariff cannot be reasonably construed or interpreted to avoid conflict, the Parties agree to negotiate in good faith to reconcile and resolve such conflict. If any provision contained in this main body of the Agreement and any Exhibit hereto cannot be reasonable construed or interpreted to avoid conflict, the provision contained in this main body of the Agreement shall prevail. The fact that a condition, right, obligation, or other term appears in this Agreement but not in any such tariff shall not be interpreted as, or be deemed grounds for finding, a conflict for purposes of this Section 2.

3.0  INTERCONNECTION ACTIVATION DATES AND IMPLEMENTATION SCHEDULE.

     3.1 Subject to the terms and conditions of this Agreement, each Party shall exercise its best efforts to adhere to the Interconnection Activation Dates and Network Implementation Schedule set forth in Schedule 3.0, and to provide fully operational service predominantly over its own Telephone Exchange Service facilities to business and residential Customers upon the achievement of the milestones in said Schedule for each listed LATA in Virginia. For purposes of this Agreement, MFS's service in Virginia shall be considered provided "predominantly over its own Telephone Exchange Service facilities" if MFS uses its own Central Office Switch(es) (as opposed to resale of another carrier's Telephone Exchange Service or Ports) to serve the majority of its Telephone Exchange Service Customers, its own interoffice transport facilities for the majority of its interoffice transport needs, and its own local loops (or functional equivalent), in addition to resale of other carriers' Telephone Exchange Service or ULLs, to serve its Telephone Exchange Service Customers.

     3.2 Schedule 3.0 may be revised and supplemented from time to time upon the mutual agreement of the Parties to reflect the intention of the Parties to interconnect in additional LATAs pursuant to subsection 4.4 by attaching one or more supplementary schedules to Schedule 3.0. The Parties stipulate and agree that the performance of the terms of this Agreement will satisfy BA's obligation to provide Interconnection under Section 251 of the Act, and the requirements of the Competitive Checklist, under Section 271 of the Act. MFS represents that it is, or intends to become, a provider of Telephone Exchange Service to residential and business subscribers offered exclusively over its own Telephone Exchange Service facilities or predominantly over its own Telephone Exchange Service facilities in combination with the resale of the Telecommunications Services of other carriers.

4.0  INTERCONNECTION PURSUANT TO SECTION 251(C)(2)

     The types of Traffic to be exchanged under this Agreement shall be Local Traffic, IntraLATA Toll (and InterLATA Toll, as applicable) Traffic, Transit Traffic, Meet Point Billing Traffic, and Ancillary Traffic. Subject to the terms and conditions of this Agreement, Interconnection of the Parties facilities and equipment for the transmission and routing of Local Traffic and Toll Traffic pursuant to this Section 4 shall be established on or before the corresponding "Interconnection Activation Date" shown for each such LATA within Virginia on
Schedule 3.0. Both Schedule 3.0 and Schedule 4.0 may be revised and supplemented from time to time upon the mutual agreement of the Parties to reflect Interconnection in additional LATAs in Virginia pursuant to subsection 4.4 by attaching one or more supplementary addenda to such Schedules.

     4.1  SCOPE

          4.1.1 Section 4 describes the architecture for Interconnection of the Parties' facilities and equipment over which the Parties shall configure the following separate and distinct trunk groups:

          Traffic Exchange Trunks for the transmission and routing of
          -----------------------
          terminating Local Traffic and IntraLATA Toll Traffic between their respective Telephone Exchange Service customers pursuant to Section 251(c)(2) of the Act, in accordance with Section 5 below;

          Access Toll Connecting Trunks for the transmission and routing of
          -----------------------------
          Exchange Access traffic between MFS Telephone Exchange Service customers and purchasers of BA's Switched Exchange Access Service via a BA Access Tandem, pursuant to Section 251(c)(2) of the Act, in accordance with Section 6 below;

          Information Services Trunks for the transmission and routing of
          ---------------------------
          terminating Information Services Traffic in accordance with Section 7 below;

          LSV/VCI Trunks for the transmission and routing of terminating LSV/VCI
          --------------
          traffic, in accordance with Section 7 below;

          911/E911 Trunks for the transmission and routing of terminating
          ---------------
          E911/911 traffic, in accordance with Section 7 below;

          Directory Assistance Trunks for the transmission and routing of
          ---------------------------
          terminating directory assistance traffic, in accordance with subsection 19.4 below; and

          Operator services (call completion) Trunks for the transmission and
          ------------------------------------------
          routing of terminating call completion traffic, in accordance with subsection 19.4 below.

          4.1.2  The SONET interconnection arrangement described in subsection
4.2 shall be (i) used only for the termination of Local Traffic and IntraLATA Toll Traffic until such time as the Parties have agreed to appropriate compensation arrangements relating to the exchange of other types of traffic over such system, and (ii) subject to the Parties' reaching agreement on an appropriate compensation arrangement in the event either Party will be providing or utilizing (in terms of minutes of use) significantly more than one-half of the SONET facility. Unless otherwise agreed to by the Parties, the SONET system described herein shall not be used to exchange InterLATA Toll Traffic. Until the SONET system has been established by the Parties in accordance with subsection
4.3 and this subsection 4.1.2, the Parties agree to adopt an initial interconnection architection for the exchange of Local Traffic and Toll (IntraLATA and InterLATA) Traffic.

          4.1.3 To the extent required by Section 251 of the Act, the Parties represent that the arrangements provided in susbsections 4.2 and 4.3 of this Agreement provide for Interconnection to each other's networks at any technically feasible point. For the purposes of this Agreement, the Parties agree that Interconnection for the transport and termination of traffic may take place, in the case of BA, at a terminating End Office, an Access Tandem, a Local Serving Wire Center and/or other points as specified herein, and, in the case of MFS, at a node or Central Office and/or other points as specified herein (collectively, the "Interconnection Points" or "IPs").

          4.1.4 The Parties shall establish physical interconnection points at the available IPs at the locations designated in Schedule 4.0. The mutually agreed-upon IPs on the MFS network at which MFS will provide transport and termination of traffic shall be designated as the MFS Interconnection Points ("M-IPs"); the mutually agreed-upon IPs on the BA network shall be designated as the BA Interconnection Points ("BA-IPs"), provided that, for the purpose of charging for the transport of traffic from the BA-IP to the M-IP in any given LATA, the M-IP shall be no further than an entrance facility away from the BA-IP in such LATA. The Parties may by mutual agreement establish additional interconnection points at any technically feasible points consistent with the Act.

     4.2 PHYSICAL ARCHITECTURE. In each LATA identified on Schedule 4.0, MFS and Bell Atlantic shall jointly engineer and operate a diverse Synchronous Optical Network ("SONET") transmission system by which they shall interconnect their networks pursuant to the joint network reconfiguration and grooming plan specified in subsection 10.1 ("Joint Grooming Plan"), and according to the following specifications:

          4.2.1 The SONET system shall be used to deliver appropriate traffic to a mutually agreed-upon Interconnection Point on each Party's network.

          4.2.2 The SONET transmission system in each LATA shall be configured substantially as illustrated in Schedule 4.2 and pursuant to the Joint Grooming Plan, or as otherwise mutually agreed. The Parties shall agree upon which Party or Parties shall be responsible for procuring, installing, and maintaining the agreed-upon Optical Line Terminating Multiplexor ("OLTM") equipment, fiber optic facilities and other equipment pursuant to the Joint Grooming Plan, as illustrated in that Schedule.

          4.2.3 The physical interface of MFS's and BA's facilities necessary to effect SONET transmission shall be at the optical level via a Mid-Span Meet or other comparable means, or as otherwise mutually agreed.

     4.3  INITIAL ARCHITECTURE

          4.3.1 The Parties agree to provide initial interconnection arrangements utilizing electrical handoffs, substantially as illustrated in
Schedule 4.3 for a period of no more than eighteen (18) months after the later of the Effective Date and the LATA Start Date set forth for the LATA in Schedule 3.0; provided, however, that such initial interconnection arrangements shall continue until (i) facilities suitable for the SONET arrangements described in subsection 4.2 are established by each of the Parties in its own sole discretion in the LATA at the mutually agreed-upon SONET meet points and made available, and (ii) the Parties have agreed upon fully compatible OLTM equipment for use with such facilities.

          4.3.2 The Parties agree to utilize the M-IP and BA-IP in each LATA as designated in Schedule 4.0 as the points from which each Party will provide the transport and termination of traffic.

          4.3.3 MFS shall provide its own facilities for the delivery of traffic to a collocation arrangement established at the BA-IP pursuant to
Section 13. Bell Atlantic shall provide transport and termination of the traffic beyond the BA-IP.

          4.3.4 BA shall purchase an MFS entrance facility (and any necessary multiplexing) from the BA-IP to the M-IP for the delivery of traffic to the M-IP. Alternatively, BA may choose to provide its own facilities to a collocation arrangement established at the M-IP pursuant to Section 13. MFS shall provide transport and termination of the traffic beyond the M-IP.

          4.3.5 Under this initial architecture described in this subsection 4.3, either Party may utilize the Traffic Exchange Trunks for the termination of its InterLATA Toll Traffic in accordance with the terms contained in Section 5 below and pursuant to the other Party's Switched Exchange Access Service tariffs. The other Party's Switched Exchange Access Service rates shall apply to such Traffic. Such InterLATA Toll Traffic may not be routed over the trunk groups under the SONET architecture described in subsection 4.2, however, unless specifically agreed to by the Parties.

     4.4       INTERCONNECTION IN ADDITIONAL LATAs

          4.4.1 If MFS determines to offer Telephone Exchange Services in any LATA not listed in Schedule 3.0 in which BA also offers Telephone Exchange Services, MFS shall provide written notice to BA of the need to establish Interconnection in such LATA pursuant to this Agreement.

          4.4.2 The notice provided in subsection 4.4.1 shall include (i) the initial Routing Point MFS has designated in the new LATA; (ii) MFS's requested Interconnection Activation Date (and related milestone dates in accordance with the format in Schedule 3.0); and (iii) a non-binding forecast of MFS's trunking requirements.

          4.4.3 Unless otherwise agreed to by the Parties, the Parties shall designate the Wire Center MFS has identified as its initial Routing Point in the LATA as the M-IP in that LATA and shall designate a mutually agreed BA Local Serving Wire Center that houses an Access Tandem Office within the LATA nearest to the M-IP (as measured in airline miles utilizing the V&H coordinates method) as the BA-IP in that LATA, provided that, for the purpose of charging for the transport of traffic from the BA-IP to the M-IP, the M-IP shall be no further than an entrance facility away from the BA-IP.

          4.4.4 The Parties shall agree upon an addendum to Schedule 3.0 to reflect the schedule applicable to each new LATA requested by MFS; provided, however, that unless agreed by the Parties, the Interconnection Activation Date in a new LATA shall not be earlier than forty-five (45) days after receipt by BA of all complete and accurate trunk orders and routing information. Within ten
(10) business days of BA's receipt of MFS's notice, BA and MFS shall confirm the BA-IP, the M-IP and the Interconnection Activation Date for the new LATA by attaching an addendum to Schedule 3.0.

     4.5 INTERCONNECTION POINTS FOR DIFFERENT TYPES OF TRAFFIC. Each Party shall make available Interconnection Points and facilities for routing of traffic from those Interconnection Points as designated in Schedule 4.5. Any additional traffic that is not covered in Schedule 4.5 shall be subject to separate negotiations between the Parties, except that (i) either Party may deliver traffic of any type or character to the other Party for termination as long as the delivering Party pays the receiving Party's then current Switched Exchange Access rates for such traffic, and (ii) upon a bona fide request from
                                                        ---- ----
either Party, the Parties will exercise all reasonable efforts to conclude an agreement covering the exchange of such traffic.

5.0  TRANSMISSION AND ROUTING OF TELEPHONE EXCHANGE SERVICE TRAFFIC PURSUANT TO
SECTION 251(C)(2)

     5.1 SCOPE OF TRAFFIC. Section 5 prescribes parameters for trunk groups (the "Traffic Exchange Trunks") to be effected over the Interconnections specified in Section 4.0 for the transmission and routing of Local Traffic and IntraLATA Toll Traffic between the Parties' respective Telephone Exchange Service Customers.

     5.2  TRUNK GROUP CONNECTIONS AND ORDERING

          5.2.1 Trunk group connections will be made at a DS-1 level or higher for exchange of Local and Toll Traffic. Higher speed connections shall be made, when and where available, in accordance with the Joint Grooming Plan prescribed in Section 10. Ancillary Traffic trunk groups made below a DS-1 level, as may be agreed to by the Parties.

          5.2.2 Each Party will identify its Carrier Identification Code, a three or four digit numeric obtained from Bellcore, to the other Party when ordering a trunk group.

     5.3  ADDITIONAL SWITCHING SYSTEM HIERARCHY AND TRUNKING REQUIREMENTS

          5.3.1 For purposes of routing MFS traffic to BA, the subtending arrangements between BA Access Tandem Switches and BA End Office Switches shall be the same as the Access Tandem/End Office subtending arrangements BA maintains for the routing of its own or other carriers' traffic. For purposes of routing BA traffic to MFS, the subtending arrangements between MFS Access Tandem Switches (or functional equivalent) and MFS End Office Switches (or functional equivalent) shall be the same as the Access Tandem/End Office subtending arrangements (or functional equivalent) which MFS maintains for the routing of its own or other carriers' traffic.

     5.4  SIGNALING

     Each Party will provide the other Party with access to its databases and associated signaling necessary for the routing and completion of the other Party's traffic in accordance with the provisions contained in Section 17 below.

     5.5  GRADES OF SERVICE

     The Parties shall initially engineer and shall jointly monitor and enhance all trunk groups consistent with the Joint Grooming Plan as set forth in Section 10.

     5.6  MEASUREMENT AND BILLING

          5.6.1 For billing purposes, each Party shall pass Calling Party Number ("CPN") information on each call carried over the Traffic Exchange Trunks, wherever technically feasible. At such time as either Party has the ability, as the Party receiving the traffic, to use such CPN information to classify on an automated basis traffic delivered by the other Party as either Local Traffic or Toll Traffic, such receiving Party shall bill the originating Party the Local Traffic termination rates, Intrastate Exchange Access rates, or Interstate Exchange Access rates applicable to each minute of Traffic for which CPN is passed, as provided in Exhibit A and applicable Tariffs.

          5.6.2 If, under the circumstances set forth in subsection 5.6.1. it is not technically feasible for the originating Party to pass CPN on up to ten percent (10%) of calls, the receiving Party shall bill the originating Party the Local Traffic termination rates, Intrastate Exchange Access rates, or Interstate Exchange Access rates applicable to each minute of traffic, as provided in Exhibit A and applicable Tariffs, for which CPN is passed. For the remaining up to ten percent (10%) of calls without CPN information, the receiving Party shall bill the originating Party for such traffic as Local Traffic termination rates, Intrastate Exchange Access rates, or Interstate Exchange Access rates applicable to each minute of traffic, as provided in Exhibit A and applicable Tariffs, in direct proportion to the minutes of use of calls passed with CPN information.

          5.6.3 If it is not technically feasible for the originating Party to pass CPN on more than ten percent (10%) of calls, or if the receiving Party lacks the ability to use CPN information to classify on an automated basis traffic delivered by the other Party as either Local Traffic or Toll Traffic, and the originating Party chooses to combine Local and Toll Traffic on the same trunk group, it will supply an auditable Percent Local Use ("PLU") report quarterly, based on the previous three months' traffic, and applicable to the following three months. If the originating

Party also chooses to combine Interstate and Intrastate Toll Traffic on the same trunk group, it will supply an auditable Percent Interstate Use ("PIU") report quarterly, based on the previous three months' terminating traffic, and applicable to the following three months. In lieu of the foregoing PLU and/or PIU reports, the Parties may agree to provide and accept reasonable surrogate measures for an agreed-upon interim period.

          5.6.4 Measurement of billing minutes for purposes of determining terminating compensation shall be in conversation seconds.

     5.7  RECIPROCAL COMPENSATION ARRANGEMENTS--SECTION 251(B)(5).

     Reciprocal Compensation arrangements address the transport and termination of Local Traffic. BA's delivery of Traffic to MFS that originated with a third carrier is addressed in subsection 7.3. Where MFS delivers Traffic (other than Local Traffic) to BA, except as may be set forth herein or subsequently agreed to by the Parties, MFS shall pay BA the same amount that such carrier would have paid BA for termination of that Traffic at the location the Traffic is delivered to BA by MFS. Compensation for the transport and termination of traffic not specifically addressed in this subsection 5.7 shall be as provided elsewhere in this Agreement, or if not so provided, as required by the Tariffs of the Party transporting and/or terminating the traffic.

          5.7.1 Nothing in this Agreement shall be construed to limit either Party's ability to designate the areas within which that Party's Customers may make calls which that Party rates as "local" in its Customer Tariffs.

          5.7.2 The Parties shall compensate each other for transport and termination of Local Traffic in an equal and symmetrical manner at the rates provided in the Detailed Schedule of Itemized Charges (Exhibit A hereto) or, if not set forth therein, in the applicable Tariff(s) of the terminating Party, as the case may be. These rates are to be applied at the M-IP for traffic delivered by BA, and at the BA-IP for traffic delivered by MFS. No additional charges, including port or transport charges, shall apply for the termination of Local Traffic delivered to the BA-IP or the M-IP, except as set forth in Exhibit A. When Local Traffic is terminated over the same trunks as Toll Traffic, any port or transport or other applicable access charges related to the Toll Traffic shall be prorated to be applied only to the Toll Traffic.

          5.7.3 The Reciprocal Compensation arrangements set forth in this Agreement are not applicable to Switched Exchange Access Service. All Switched Exchange Access Service and all Toll Traffic shall continue to be governed by the terms and conditions of the applicable federal and state Tariffs.

          5.7.4 Compensation for transport and termination of all Traffic which has been subject to performance of INP by one Party for the other Party pursuant to Section 14 shall be as specified in subsection 14.5.

          5.7.5 The designation of Traffic as Local or Toll for purposes of compensation shall be based on the actual originating and terminating points of the complete end-to-end call, regardless of the carrier(s) involved in carrying any segment of the call.

          5.7.6 Each Party reserves the right to measure and audit all Traffic to ensure that proper rates are being applied appropriately. Each Party agrees to provide the necessary Traffic data or permit the other Party's recording equipment to be installed for sampling purposes in conjunction with any such audit.

          5.7.7 The Parties will engage in settlements of alternate-billed calls (e.g. collect, calling card, and third-party billed calls) originated or authorized by their respective Customers in Virginia in accordance with the terms of an appropriate billing services agreement for intraLATA intrastate alternate-billed calls or such other arrangement as may be agreed to by the Parties.

6.0  TRANSMISSION AND ROUTING OF EXCHANGE ACCESS TRAFFIC PURSUANT TO 251(C)(2)

     6.1  SCOPE OF TRAFFIC

     Section 6 prescribes parameters for certain trunks to be established over the Interconnections specified in Section 4 for the transmission and routing of traffic between MFS Telephone Exchange Service Customers and Interexchange Carriers ("Access Toll Connecting Trunks"). This includes casually-dialed (10XXX and 101XXXX) traffic.

     6.2  TRUNK GROUP ARCHITECTURE AND TRAFFIC ROUTING

          6.2.1 MFS shall establish Access Toll Connecting Trunks by which it will provide tandem-transported Switched Exchange Access Services to Interexchange Carriers to enable such Interexchange Carriers to originate and terminate traffic to and from MFS's Customers.

          6.2.2 Access Toll Connecting Trunks shall be used solely for the transmission and routing of Exchange Access to allow MFS's Customers to connect to or be connected to the interexchange trunks of any Interexchange Carrier which is connected to an BA Access Tandem.

          6.2.3 The Access Toll Connecting Trunks shall be two-way trunks connecting an End Office Switch MFS utilizes to provide Telephone Exchange Service and Switched Exchange Access in a given LATA to an Access Tandem BA utilizes to provide Exchange Access in such LATA.

          6.2.4 The Parties shall jointly determine which BA Access Tandem(s) will be subtended by each MFS End Office Switch. MFS's End Office switch shall subtend the BA Access Tandem that would have served the same rate center on BA's network. Alternative configurations will be discussed as part of the Joint Plan.

     6.3  MEET-POINT BILLING ARRANGEMENTS

          6.3.1 MFS and BA will establish Meet-Point Billing arrangements in order to provide a common transport option to Switched Access Services Customers via an Access Tandem Switch in accordance with the Meet-Point Billing guidelines contained in the OBF's MECAB and MECOD documents, except as modified herein, and BA's Virginia Tariff Number 217, Section 2.4.8. The arrangements described in this Section 6 are intended to be used to provide Switched Exchange Access Service that originates and/or terminates on a Telephone Exchange Service that is provided by either Party, where the transport component of the Switched Exchange Access Service is routed through a Tandem Switch that is provided by BA.

          6.3.2 In each LATA, the Parties shall establish MPB arrangements between the applicable Rating Point/BA Local Serving Wire Center combinations.

          6.3.3 Interconnection for the MPB arrangement shall occur at the BA-IP in the LATA, unless otherwise agreed to by the Parties.

          6.3.4. MFS and BA will use reasonable efforts, individually and collectively, to maintain provisions in their respective state access tariffs, and/or provisions within the National Exchange Carrier Association ("NECA") tariff No. 4, or any successor Tariff sufficient to reflect the MPB arrangements established pursuant to this Agreement.

          6.3.5 Each Party shall implement the "Multiple Bill/Single Tariff" or "Multiple Bill/Multiple Tariff" option, as appropriate, in order to bill an IXC for the portion of the jointly provided telecommunications service provided by that Party.

          6.3.6 The rate elements to be billed by each Party are as set forth in Schedule 6.3. The actual rate values for each Party's affected access service rate element shall be the rates contained in that Party's own effective federal and state access tariffs, or other document that contains the terms under which that Party's access services are offered. The MPB billing percentages for each Rating Point/BA Local Serving Wire Center combination shall be calculated in accordance with the formula set forth in subsection 6.3.16 below.

          6.3.7 Each Party shall provide the other Party with the billing name, billing address, and Carrier Identification Code ("CIC") of the IXC, and identification of the IXC's Local Serving Wire Center in order to comply with the MPB notification process as outlined in the MECAB document via facsimile or such other media as the Parties may agree to.

          6.3.8 BA shall provide MFS with the Switched Access Detail Usage Data (category 1101XX records) on magnetic tape or via such other media as the Parties may agree to, no later than ten (10) business days after the date the usage occurred.

          6.3.9 MFS shall provide BA with the Switched Access Summary Usage Data (category 1150XX records) on magnetic tape or via such other media as the Parties may agree, no later than ten (10) business days after the date of its rendering of the bill to the relevant IXC, which bill shall be rendered no less frequently than monthly.

          6.3.10 Each Party shall coordinate and exchange the billing account reference ("BAR") and billing account cross reference ("BACR") numbers or Operating Company Name ("OCN"), as appropriate, for the MPB Service. Each Party shall notify the other if the level of billing or other BAR/BACR elements change, resulting in a new BAR/BACR number, or if the OCN changes.

          6.3.11. Errors may be discovered by MFS, the IXC or BA. Each Party agrees to provide the other Party with notification of any errors it discovers within two (2) business days of the date of such discovery. In the event of a loss of data, both Parties shall cooperate to reconstruct the loss data and, if such reconstruction is not possible, shall accept a reasonable estimate of the lost data based upon prior usage data.

          6.3.12 Either Party may request a review or audit of the various components of access recording up to a maximum of two (2) audits per calendar year. All costs associated with each review and audit shall be borne by the requesting Party. Such review or audit shall be conducted subject to confidentiality protection and during regular business hours. A Party may conduct additional audits, at its expense, upon the other Party's consent, which consent shall not be unreasonably withheld.

          6.3.13. Nothing contained in this subsection 6.3. shall create any liability for damages, losses, claims, costs, injuries, expenses or other liabilities whatsoever on the part of either Party (other than as may be set forth in MECAB or in any applicable Tariff).

          6.3.14. The Parties shall not charge one another for the services rendered or information provided pursuant to this subsection 6.3.

          6.3.15 MPB will apply for all traffic bearing the 500, 900, 800/888 (to the extent provided by an IXC) or any other non-geographic NPA which may be likewise designated for such traffic in the future.

          6.3.16 In the event MFS determines to offer Telephone Exchange Services in another LATA in which BA operates an Access Tandem Switch, BA shall permit and enable MFS to subtend the BA Access Tandem Switch(es) designated for the BA End Offices in the area where the MFS Rating Point(s) associated with the NPA-NXX(s) to/from which the Switched Exchange Access Services are homed. The MPB billing percentages for each new Rating Point/BA Local Serving Wire Center combination shall be calculated according to the following formula:

                           a/(a + b) = MFS Billing Percentage
                                         and
                           b/(a + b) = BA Billing Percentage

                  where:
                  -----
                  a = the airline mileage between the Rating Point and the
               actual point of interconnection for the MPB arrangement; and

                  b = the airline mileage between the BA Local Serving Wire
               Center and the actual point of interconnection for the MPB arrangement.

MFS shall inform BA of the LATA in which it intends to offer Telephone Exchange Services and its calculation of the billing percentages which should apply for such arrangement, as part of the notice required by subsection 4.4.1 above. Within ten (10) business days of MFS's delivery of notice to BA, BA and MFS shall confirm the new Rating Point/BA Local Serving Wire Center combination and billing percentages. Nothing in this subsection 6.3.16 shall be construed to limit MFS's ability to select to interconnect with BA in additional LATAs by means of Interconnection at a Local Serving Wire Center, to the extent that such Interconnection is permitted under this Agreement.

     6.4  800/888 TRAFFIC

     The following terms shall apply when either Party delivers 800/888 calls to the other Party for completion.

          6.4.1. When MFS delivers untranslated 800/888 calls to BA for completion

                  (a)  to an IXC, BA shall:

                       (i) Provide a MPB record in an industry standard format to MFS; and

                       (ii) Bill the IXC the appropriate BA query charge associated with the call.

                  (b) as an IntraLATA call to BA or another LEC in the LATA, BA shall

                       (i) Provide a copy record in an industry standard format to MFS;

                       (ii) Bill MFS the appropriate BA query charge associated with the call; and

                       (iii) Submit the call records to ITORP for payment by BA or the LEC that is the 800/888 service provider of MFS's and any intermediate LEC's Tariffed Exchange Access charges and query charges.

          6.4.2 When BA delivers 800/888 calls originated by BA's or another LEC's Customers to MFS for completion

                 (a)  to MFS in its capacity as an IXC, BA shall:

                      (i) Bill MFS to appropriate BA query charge associated with the call; and

                      (ii) Bill MFS the appropriate FGD Exchange Access charges associated with the call.

                 (b)  as an IntraLATA call to MFS in its capacity as a LEC,

                      (i) BA shall submit the appropriate call records to ITORP for payment by MFS of BA's (and another LEC's, if appropriate) Tariffed Exchange Access charges; and

                      (ii) MFS shall pay the originating LEC's appropriate query charge associated with the call.

7.0  TRANSPORT AND TERMINATION OF OTHER TYPES OF TRAFFIC

     7.1  INFORMATION SERVICES TRAFFIC

     The following provisions shall apply only to MFS-originated Information Services Traffic directed to an information services platform connected to BA's network. At such time as MFS connects Information Services platforms to its network, the Parties shall agree upon a suitable arrangement for BA-originated Information Services Traffic.

          7.1.1 MFS shall route Information Services Traffic that originates on its own network to the appropriate information services platform(s) connected to BA's network. MFS will establish a dedicated trunk group to the BA information services serving switch. This trunk group will be utilized to allow MFS to route information service traffic originated on its network to BA.

          7.1.2 MFS shall provide an electronic file transfer or monthly magnetic tape containing recorded call detail information to BA.

          7.1.3 BA shall provide to MFS via electronic file transfer or magnetic tape or other means as available all necessary information to rate the Information Services Traffic to MFS's Customers pursuant to the BA's agreements with each information services provider. Information shall be provided in as timely a fashion as practical in order to facilitate record review and reflect actual prices set by the individual information services providers.

          7.1.4 MFS shall bill and collect such information services provider charges and remit the amounts collected to BA less:

          (a) The Information Services Billing and Collection fee set forth in Exhibit A; and

          (b) An uncollectibles reserve calculated based on the uncollectibles reserve in BA's billing and collection agreement with the applicable information services provider; and

          (c)    Customer adjustments provider by MFS.

MFS shall provide to BA sufficient information regarding uncollectibles and Customer adjustments to allow BA to pass through the adjustments to the information services provider, and BA shall pass through such adjustments. However, if the information services provider disputes such adjustments and refuses to accept such adjustments, MFS shall reimburse BA for all such disputed adjustments. Final resolution regarding all disputed adjustments shall be solely between MFS and the information services provider.

          7.1.5 Nothing in this Agreement shall restrict either Party from offering to its Telephone Exchange Service Customers the ability to block the completion of Information Service Traffic.

          7.1.6 The Parties may agree to separate arrangements for the billing and compensation of variable rated (e.g. 970, 540) information services.

          7.1.7 The Information Services Traffic addressed herein does not include 555 traffic or similar traffic with AIN service interfaces.

     7.2  LSV/VCI TRAFFIC

          7.2.1 Each Party shall offer LSV and VCI services to enable its Customers to verify and/or interrupt calls of the other Party's Customers. In such instances, the other Party shall accept and respond to LSV and VCI requests from the operator bureau of the requesting Party. Both the requesting Party (Party A) and the responding Party (Party B) shall perform in accordance with the terms set forth in this subsection 7.2 and pursuant to inter-Party rates to be agreed upon between the Parties.

          7.2.2  The Party B operator shall only verify the status of the line
(LSV) or interrupt the line to inform the called party that there is a call waiting. The Party B operator will not complete the telephone call of the Customer initiating the LSV/VCI request. The Party B operator will only make one LSV/VCI attempt per Customer operator bureau telephone call, and the applicable charges apply whether or not the called party releases the line.

          7.2.3 Each Party's operator bureau shall accept LSV and VCI inquiries from the operator bureau of the other Party in order to allow transparent provision of LSV/VCI Traffic between the Paries' networks.

          7.2.4 Each Party shall route LSV/VCI Traffic inquiries over separate direct trunks (and not the Local/IntraLATA/InterLATA Trucks) established between the Parties' respective operator bureaus. Each Party shall offer interconnection for LSV/VCI traffic at its Local Serving Wire Center, operator services Tandem Office subtended by such Local Serving Wire Center, or other mutually agreed point in the LATA. Separate LSV/VCI trunks delivered at the Local Serving Wire Center will be directed to the operator services Tandem Office designated by Party B. Unless otherwise mutually agreed, the Parties shall configure LSV/VCI trunks over the Interconnection architectures in accordance with the terms of
Section 4, consistent with the Joint Grooming Plan. Party A shall outpulse the appropriate NPA, ATC Code, and Routing Code (operator code) to Party B.

     7.3  TRANSIT SERVICE

          7.3.1 MFS shall exercise all reasonable efforts to enter into a reciprocal local traffic exchange arrangement (either via written agreement or mutual tariffs) with any wireless carrier, ITC, CLEC, or other LEC to which it sends, or from which it receives, local traffic that transits BA facilities over Traffic Exchange Trunks. If MFS fails to enter into such an arrangement as quickly as commercially reasonable following the Effective Date and to provide copies thereof to BA, but continues to utilize BA's Transit Service for the exchange of local traffic with such wireless carrier, ITC, CLEC, or other LEC, MFS shall, in addition to paying the rate set forth in Exhibit A for said Transit Service, pay BA any charges or costs such terminating third party carrier imposes or levies on BA for the delivery or termination of such Traffic, including any switched access charges, plus all reasonable expenses incurred
                                       ----
by BA in delivering or terminating such Traffic and/or resulting from MFS's failure to secure said reciprocal local traffic exchange arrangement. BA will, upon request, provide MFS with all reasonable cooperation and assistance in obtaining such arrangements. The Parties agree to work cooperatively in appropriate industry fora to promote the adoption of reasonable industry guidelines relating to Transit Traffic.

          7.3.2 Meet-Point Billing compensation arrangements as described in subsection 6.3 shall be utilized for compensation for the joint handling of Toll Traffic.

          7.3.3 BA expects that most networks involved in Transit Traffic will deliver each call to each involved network with CCS and the appropriate Transactional Capabilities Application Part ("TCAP") message to facilitate full interoperability of those services supported by BA and billing functions. In all cases, each Party shall follow the Exchange Message Record ("EMR") standard and exchange records between the Parties and with the terminating carrier to facilitate the billing process to the originating network.

          7.3.4 Transit Traffic shall be routed over the Traffic Exchange Trunks described in Section 5 above.

     7.4. 911/E911 ARRANGEMENTS

          7.4.1 MFS will interconnect to the BA 911/E911 selective routers or 911 Tandem Offices, where available, which serve the areas in which MFS provides Telephone Exchange Services, for the provision of 911/E911 services and for access to all subtending Public Safety Answering Points ("PSAP"). In such situations, BA will provide MFS with the appropriate CLLI codes and specifications of the Tandem Office serving area. In areas where E911 is not available, MFS and BA will negotiate arrangements to connect MFS to the 911 service.

          7.4.2 Path and route diverse interconnections for 911/E911 shall be made at the M-IP, the BA-IP, or other points as necessary and mutually agreed, and as required by law or regulation.

          7.4.3  Upon request, BA will provide MFS with the following:

          (a) an electronic interface, when available, through which MFS shall input and provide a daily update of 911/E911 database information related to appropriate MFS Customers. Until such time as an electronic interface is available, MFS shall provide BA with all appropriate 911 information such as name, address and telephone number in writing for BA's entry into the 911 database system. Any 911-related data exchanged between the Parties shall conform to the National Emergency Number Association standards;

          (b)) a file containing the Master Street Address Guide ("MSAG"), as may be updated from time to time, for the exchanges or communities specified;

          (c) a return of any MFS E911 data entry files containing errors, so that MFS may ensure the accuracy of the Customer records; and

          (d)    PSAP 911 Tandem information.

          7.4.4 In cases where a Customer of one Party elects to discontinue its service and become the Customer of the other Party ("Party B") but desires to retain its original telephone number pursuant to an INP or PNP arrangement, Party B will outpulse the telephone number to which the call has been forwarded (i.e. the Customer's ANI) to 911 Tandem Office. Party B will also provide the
 - -
911 database with both the forwarded number and the directory number, as well as the appropriate address information of the Customer.

          7.4.5 BA and MFS will use their best efforts to facilitate the prompt, robust, reliable and efficient interconnection of MFS systems to the 911/E911 platforms.

          7.4.6 BA and MFS will work cooperatively to arrange meetings with PSAPs to answer any technical questions the PSAPs, or county or municipal coordinators may have regarding the 911/E911 arrangements. BA shall assist MFS in identifying the appropriate person in each municipality for the purpose of obtaining the ten-digit subscriber number of each PSAP.

          7.4.7 The Parties acknowledge that the provision of INP, until PNP with full 911 compatability is available, creates a special need to have the Automatic Location Identification ("ALI") screen reflect two number: the "old" number and the "new" number assigned by MFS. The Parties acknowledge further the objective of including the five character Telephone Company Identification ("TCI") of the company that provides service to the calling line as part of ALI display. Until such time as TCI is operational, however, BA and MFS agree to supply and use the three-letter Access Carrier Name Abbreviation ("ACNA") as the carrier identifier.

          7.4.8 MFS will compensate BA for connections to its 911/E911 pursuant to Exhibit A.

          7.4.9 MFS will comply with all applicable rules and regulations pertaining to the provision of 911/E911 services in Virginia.

     7.5  ANCILLARY TRAFFIC GENERALLY   Ancillary Traffic that may be terminated
at a BA Local Serving Wire Center pursuant to subsection 4.5 above shall be subject to a separate transport charge for transport from the Local Serving Wire Center to the appropriate Tandem Office, as set forth in Exhibit A.


8.0  NUMBER RESOURCES, RATE CENTERS AND RATING POINTS

     8.1 Nothing in this Agreement shall be construed to limit or otherwise adversely affect in any manner either Party's right to employ or to request and be assigned any Central Office (NXX) Codes pursuant to the Central Office Code Assignment Guidelines, as may be amended from time to time, or to establish, by Tariff or otherwise, Rate Centers and Rating Points corresponding to such NXX codes. Until such time as number administration is provided by a third party, BA shall provide MFS access to telephone numbers by assigning NXX codes to MFS in accordance with such Assignment Guidelines.

     8.2 It shall be the responsibility of each Party to program and update its own switches and network systems in accordance with the Local Exchange Routing Guide ("LERG") in order to recognize and route traffic to the other Party's assigned NXX codes at all times. Neither Party shall impose any fees or charges whatsoever on the other Party for such activities, except as expressly set forth in this Agreement.

     8.3 Unless mandated otherwise by a Commission order, the Rate Center Areas will be the same for each Party. During the term of this Agreement, MFS shall adopt the Rate Center Areas and Rate Center Points that the Commission has approved for BA in all areas where BA and

MFS service areas overlap, and MFS shall assign whole NPA-NXX codes to each Rate Center unless the LEC industry adopts alternative methods of utilizing NXXs in the manner adopted by the NANP.

     8.4 MFS will also designate a Routing Point for each assigned NXX code. MFS shall designate one location for each Rate Center Area as the Routing Point for the NPA-NXXs associated with that Area, and such Routing Point shall be within the same LATA as the Rate Center Area but not necessarily within the Rate Center Area itself.

     8.5 Notwithstanding anything to the contrary contained herein, nothing in this Agreement is intended to, and nothing in this Agreement shall be construed to, in any way constrain MFS's choices regarding the size of the local calling area(s) that MFS may establish for its Customers, which local calling areas may be larger than, smaller than, or identical to, BA's local calling areas.

9.0  NETWORK MAINTENANCE AND MANAGEMENT; OUTAGES

     9.1 The Parties will work cooperatively to install and maintain a reliable network. MFS and BA will exchange appropriate information (e.g., maintenance contact numbers, network information, information required to comply with law enforcement and other security agencies of the Government) to achieve this desired reliability. In addition, the Parties will work cooperatively to apply sound network management principles to alleviate or to prevent congestion.

     9.2 Each Party recognizes a responsibility to follow the standards that may be agreed to between the Parties and to employ characteristics and methods of operation that will not interfere with or impair the service or any facilities of the other or any third parties connected with or involved directly in the network of the other.

     9.3  INTERFERENCE OR IMPAIRMENT

     If Party A reasonably determines that the characteristics and methods of operation used by Party B will or may interfere with or impair its provision of services, Party A shall have the right to discontinue Interconnection subject, however, to the following:

          9.3.1 Party A shall have given Party B ten (10) days' prior written notice of interference or impairment or potential interference or impairment which specifies the time within which Party B is to correct the condition; and,

          9.3.2 Party A shall have concurrently provided a copy of the notice provided to Party B under (a) above to the appropriate federal and/or state regulatory bodies.

          9.3.3 Notice in accord with subsections 9.3.1 and 9.3.2 above shall not be required in emergencies and Party A may immediately discontinue Interconnection if reasonably necessary to meet its obligations. In such case, however, Party A shall use all reasonable means to notify Party B and the appropriate federal and/or state regulatory bodies.

          9.3.4 Upon correction of the interference or impairment, Party A will promptly renew the Interconnection. During such period of discontinuance, there will be no compensation or credit allowance by Party A to Party B for interruptions.

     9.4  REPEATED OR WILLFUL NONCOMPLIANCE

          9.4.1 The Interconnection provided hereunder may be discontinued by either Party upon thirty (30) days written notice to the other for repeated or willful violation of and/or a refusal to comply with this Agreement. The Party discontinuing will notify the appropriate federal and/or state regulatory bodies concurrently with the notice to the other Party of the prospective discontinuance.

     9.5  OUTAGE REPAIR STANDARD

     In the event of an outage or trouble in any arrangement, facility, or service being provided by a Party hereunder, the providing Party will follow procedures for isolating and clearing the outage or trouble that are no less favorable than those that apply to comparable arrangements, facilities, or services being provided by the providing Party to any other carrier whose network is connected to that of the providing Party. MFS and BA may agree to modify those procedures from time to time based on their experience with comparable Interconnection arrangements with other carriers.

     9.6  NOTICE OF CHANGES -- SECTION 251(C)(5).

     If a Party makes a change in its network which it believes will materially affect the interoperability of its network with the other Party's network, the Party making the change shall provide at least ninety (90) days advance written notice of such change to the other Party.

10. JOINT NETWORK RECONFIGURATION AND GROOMING PLAN; AND INSTALLATION, MAINTENANCE, TESTING AND REPAIR.

     10.1 JOINT NETWORK RECONFIGURATION AND GROOMING PLAN. On or before December 1, 1996, unless the Parties agree to a different date, MFS and BA shall jointly develop a grooming plan (the "Joint Plan") which shall define and detail, inter alia,
        ----- ----

          (a) modifications to the agreement on physical architecture consistent with the guidelines defined in Section 4;

          (b) standards to ensure that Interconnection trunk groups experience a grade of service, availability and quality which is comparable to that achieved on interoffice trunks within BA's network and in accord with all appropriate relevant industry-accepted quality, reliability and availability standards. Trunks provided by either Party for Interconnection services will be engineered using a design blocking objective of B.01;

          (c) the respective duties and responsibilities of the Parties with respect to the administration and maintenance of the trunk groups, including, but not limited to, standards and procedures for notification and discoveries of trunk disconnects;

          (d)  disaster recovery provision escalations;

          (e) migration from one-way to two-way Interconnection Trunks upon mutual agreement of the Parties;

          (f)  actual meet point locations on the SONET system; and

          (g)  such other matters as the Parties may agree.

     10.2 INSTALLATION, MAINTENANCE, TESTING AND REPAIR. BA's standard intervals for Feature Group D Switched Exchange Access Services will be used for Interconnection. MFS shall meet the same intervals for comparable installations, maintenance, joint testing, and repair of its facilities and services associated with or used in conjunction with Interconnection or shall notify BA of its inability to do so and will negotiate such intervals in good faith. The Parties agree that the standards to be used by each Party for isolating and clearing any disconnections and/or other outages or troubles shall be no less favorable than those applicable to comparable arrangements, facilities, or services being provided by such Party to any other carrier whose network is connected to that of the providing Party.

     10.3 FORECASTING REQUIREMENTS FOR TRUNK PROVISIONING. Within sixty (60) days of executing this Agreement, MFS shall provide BA a one (1) year traffic forecast. This initial forecast will provide the amount of traffic to be delivered to each of BA's End Offices affected by the exchange of traffic. The forecast shall be updated and provided to BA on a quarterly basis, and include Access Carrier Terminal Location (ACTL), traffic type (local/toll, operator services, 911, etc.), code (identifies truck group), A location/Z location (CLLI codes), interface type (e.g., DS1), and trunks in service each year (cumulative).

          10.3.1  Initial Forecasts/Trucking Requirements. Because BA's trunking
                  ---------------------------------------
requirements will, at least during an initial period, be dependent on the customer segments and service segments within customer segments to whom MFS decides to market its services, BA will be largely dependent on MFS to provide accurate trunk forecasts for both inbound (from BA) and outbound (from MFS) traffic. BA will, as an initial matter and upon request, provide the same number of trunks to terminate local traffic to MFS as MFS provides to terminate local traffic to BA, unless MFS expressly identifies particular situations that are expected to produce traffic that is substantially skewed in either the inbound or outbound direction, in which case BA will provide the number of trucks MFS suggests. Upon the establishment of any new set of trunks for traffic from BA to MFS, BA will monitor traffic for ninety (90) days, and will, as necessary at the end of that period, either augment trunks or disconnect trunks, based on the application of reasonable engineering criteria to the actual traffic volume experienced. If, after such 90-day period, BA has determined that the trunks are not warranted by actual traffic volumes, then, on ten (10) days' written notice, BA may hold MFS financially responsible for such trunks retroactive to the start of the 90-day period until such time as they are justified by actual traffic volumes, based on the application of reasonable engineering criteria. To the extent that BA requires MFS to install trunks for delivery of traffic to BA, MFS may apply the same procedures with respect to BA's trunking requirements.

11.0 UNBUNDLED ACCESS - SECTION 251(C)(3).

     To the extent required of each Party by Section 251 of the Act, each Party shall offer to the other Party nondiscriminatory access to Network Elements on an unbundled basis at any technically feasible point. BA shall unbundle and separately price and offer Network Elements such that MFS will be able to lease and interconnect to whichever of the Network Elements MFS requires, and to combine the BA-provided elements with any facilities and services that MFS may itself provide, except that MFS shall not recombine Network Elements purchased from BA for use as a substitute for the purchase at wholesale rates of Telecommunications Services that BA provides unless otherwise mandated by the FCC or the Commission or agreed to by BA with other carriers.

     11.1 UNBUNDLED LOCAL LOOP ("ULL") TRANSMISSION TYPES

     Subject to subsection 11.4, BA shall allow MFS to access the following ULL types (in addition to those ULLs available under applicable tariffs) unbundled from local switching and local transport in accordance with the terms and conditions set forth in this subsection 11.1.

          11.1.1 "2-Wire Analog Voice Grace ULL" or "Analog 2W" provides an effective 2-wire channel with 2-wire interfaces at each end that is suitable for the transport of analog voice grade (nominal 300 to 3000 Hz) signals and loop-start signaling. The service is more fully described in Bell Atlantic TR-72565. If "Customer-Specified Signaling" is requested, the service will operate with one of the following signaling types that may be specified when the service is ordered: loop-start, ground-start, loop-reverse-battery, and no signaling. The service is more fully described in Bell Atlantic TR-72570.

          11.1.2 "4-Wire Analog Voice Grade ULL" or "Analog 4W" provides an effective 4-wire channel with 4-wire interfaces at each end that is suitable for the transport of analog voice grade (nominal 300 to 3000 Hz) signals. The service will operate with one of the following signaling types that may be specified when the service is ordered: loop-start, ground-start, loop-reverse-battery, duplex, and no signaling. The service is more fully described in Bell Atlantic TR-72570.

          11.1.3 "2-Wire ISDN Digital Grade ULL" or "BRI ISDN" provides a channel with 2-wire interfaces at each end that is suitable for the transport of 160 kbps digital services using the ISDN 2B1Q line code.

          11.1.4 "2-Wire ADSL-Compatible ULL" or "ADSL 2W" provides a channel with 2-wire interfaces at each end that is suitable for the transport of digital signals up to 6Mbps toward the Customer and up to 640 kbps from the Customer. BA will offer ADSL-Compatible ULLs only when the technology BA uses to provide such ULLs is compatible with that of MFS. In addition, ADSL-Compatible ULLs will be available only where existing copper facilities can meet applicable industry standards.

          11.1.5 "2-Wire HDSL-Compatible ULL" or "HDSL 2W" provides a channel with 2-wire interfaces at each end that is suitable for the transport of 784 kbps digital signals simultaneously in both directions using the 2B1Q line code. HDSL compatible ULLs will be available only where existing copper facilities can meet the specifications.

          11.1.6 "4-Wire HDSL-Compatible ULL" or "HDSL 4W" provides a channel with 4-wire interfaces at each end. Each 2-wire channel is suitable for the transport of 784 kbps digital signals simultaneously in both directions using the 2B1Q line code. HDSL compatible ULLs will be available only where existing copper facilities can meet the specifications.

          11.1.7 ULLs will be offered on the terms and conditions specified herein and on such other terms in applicable Tariffs that are not inconsistent with the terms and conditions set forth herein. BA shall make ULLs available to MFS at the rates specified by the Commission, as amended from time to time, subject to the provisions of subsection 11.1.8 below.

          11.1.8 BA will make Analog 2-Wire ULLs available for lease by MFS in accordance with the schedule set forth in Schedule 3.0. BA will make BRI ISDN and Analog 4W ULLs available for lease by MFS by the later of January 1, 1997, or the date when the ULL milestone contained in Schedule 3.0 is achieved in the LATA. BA will make ADSL 2W, HDSL 2W, and HDSL 4W ULLs available for lease by MFS as soon as practicable, but in any event no later than six months, after BA makes the services using equivalent loop facilities commercially available to its own end-user Customers in Virginia. Upon request by either BA or MFS, the Parties shall agree upon a reasonable schedule and location for a technical and operational trial(s) of ADSL 2W, HDSL 2W, and/or HDSL 4W ULLs. Such trial(s) may, by mutual agreement, be conducted in any jurisdiction in which affiliates of BA and MFS both operate. Upon successful completion of such trial(s), the Parties shall agree upon an implementation schedule for the ULL type(s) subject to such trial(s), which schedule shall begin no later than ninety (90) days after successful completion of such trial(s).

    11.2  PORT TYPES

    BA shall make available to MFS unbundled 2-wire analog line and 2-wire analog trunk Ports on the terms and conditions specified herein and on such other terms in applicable Tariffs that are not inconsistent with the terms and conditions set forth herein. BA will offer MFS Ports utilizing other technologies as they become available, upon bona fide request by MFS.

     11.3    TRUNK SIDE LOCAL TRANSPORT

     BA shall provide MFS local transport from the trunk side of BA's Central Office Switches using private lines and special access services unbundled from switching and other services in accordance with the terms and conditions of BA's existing or filed Tariffs, as referenced in Exhibit A.

     11.4    LIMITATIONS ON UNBUNDLED ACCESS

             11.4.1 Unless otherwise mandated by the FCC or the Commission or agreed to by BA with other carriers, MFS may not cross-connect a BA-provided ULL to a BA-provided Port, but instead shall purchase a network access line under applicable tariffs.

             11.4.2 BA shall only be required to make available ULLs and Ports where such ULLs and Ports are available.

             11.4.3 MFS shall access BA's unbundled Network Elements specifically identified in this Agreement via Collocation in accordance with
Section 13 at the BA Wire Center where those elements exist and each ULL or Port shall be delivered to MFS's Collocation by means of a Cross Connection.

             11.4.4 BA shall provide MFS access to its Unbundled Local Loops at each of BA's Wire Centers for loops terminating in that Wire Center. In addition, if MFS requests one or more ULLs provisioned via Integrated Digital Loop Carrier or Remote Switching technology deployed as a ULL concentrator, BA shall, where available, move the requested ULL(s) to a spare, existing physical ULL at no additional charge to MFS. If, however, no spare physical ULL is available, BA shall within three (3) business days of MFS's request notify MFS of the lack of available facilities. MFS may then at its discretion make a Network Element Bona Fide Request to BA to provide the Unbundled Local Loop through the demultiplexing of the integrated digitized ULL(s). MFS may also make a Network Element Bona Fide Request for access to Unbundled Local Loops at the ULL concentration site point. Alternatively, MFS may choose to avail itself of BA's Special Construction services, as set forth in Exhibit A, for the provisioning of such ULL(s). Notwithstanding anything to the contrary in this Agreement, the provisioning intervals set forth in subsection 11.6 and the Performance Criteria and Performance Interval Dates set forth in subsection 27.1 and Schedule 27, respectively, shall not apply to ULLs provided under this subsection 11.4.4.

             11.4.5 If MFS orders a ULL type and the distance requested on such ULL exceeds the transmission characteristics in applicable technical references, distance extensions may be required and additional rates and charges shall apply as set forth in Exhibit A or applicable Tariffs.

             11.4.6 BA will exercise all reasonable efforts to ensure that the service intervals that apply to ULLs and unbundled Ports are comparable to the
(i) repair intervals that apply to the bundled dial tone line service, and (ii) installation intervals that apply to other BA-coordinated services, except as provided in Section 27. Although BA will make commercially reasonable efforts to ensure that ULLs and unbundled ports meet specified or agreed-upon technical standards, BA makes no warranty that the ULLs or unbundled Ports supplied by BA hereunder will be compatible with the services MFS may offer to its Customers if they are used in a manner not contemplated by the Parties.

     11.5   AVAILABILITY OF OTHER NETWORK ELEMENTS ON AN UNBUNDLED BASIS

            11.5.1 BA shall, upon request of MFS, and to the extent technically feasible, provide to MFS access to its Network Elements on an unbundled basis for the provision of MFS's Telecommunications Service. Any request by MFS for access to an BA Network Element that is not already available shall be treated as a Network Element Bona Fide Request. MFS shall provide BA access to its Network Elements as mutually agreed by the Parties or as required by the Commission or FCC.

            11.5.2 A Network Element obtained by one Party from the other Party under this subsection 11.5 may be used in combination with the facilities of the requesting Party only to provide a Telecommunications Service, including obtaining billing and collection, transmission, and routing of the Telecommunications Service.

            11.5.3 Notwithstanding anything to the contrary in this subsection 11.5, a Party shall not be required to provide a proprietary Network Element to the other Party under this subsection 11.5 except as required by the Commission or FCC.

     11.6   PROVISIONING OF UNBUNDLED LOCAL LOOPS

     The following coordination procedures shall apply for conversions of "live" Telephone Exchange Services to ULLs. These and other mutually agreed-upon procedures shall apply reciprocally for the "live" cutover of Customers from BA to MFS and from MFS to BA.

            11.6.1 Upon request by MFS, BA will apply the following coordination procedures to conversions of live Telephone Exchange Services to ULLs. Coordinated cutover charges will apply to any such arrangement, only to the extent provided by Section A.4.a of Exhibit A. If MFS elects not to request coordinated cutover, BA will process MFS's request in the normal course and subject to the normal installation intervals.

            11.6.2 MFS shall request ULLs from BA by delivering to BA a valid electronic transmittal service order (when available) or another mutually agreed -upon type of service order. Such service order shall be provided in accordance with industry format and specifications or such format and specifications as may be agreed to by the Parties. Within forty-eight (48) hours of BA's receipt of such valid service order, BA shall provide MFS the firm order commitment date according to the Performance Interval Dates set forth in Schedule 27 by which the ULLs covered by such service order will be installed. In addition, BA shall provide MFS with the related ULL design information, if available, at least forty eight (48) hours prior to the scheduled cutover time.

          11.6.3 On each ULL order in a Wire Center, MFS and BA will agree on a cutover time at least forty eight (48) hours before that cutover time. The cutover time will be defined as a 15-30 minute window within which both the MFS and BA personnel will make a telephone contact to complete the cutover.

          11.6.4 Within the appointed 15-30 minute cutover time, the MFS person will call the BA organization designated to coordinate cross-connection work and when the BA organization is reached in that interval such work will be promptly performed.

          11.6.5 If MFS requires a change in scheduling, it must contact BA to issue a supplement to the original order. The negotiations process to determine the date and time of cutover will then be reinitiated as usual.

          11.6.6 If the MFS person is not ready within the appointed interval and if MFS had not called to reschedule the work at least two (2) hours prior to the start of the interval, MFS shall be liable for the non-recurring charge for the unbundled elements scheduled for the missed appointment. In addition, non-recurring charges for the rescheduled appointment will apply.

          11.6.7 If BA is not available or not ready at any time during the appointed 15-30 minute interval, MFS and BA will reschedule and BA will waive the non-recurring charge for the unbundled elements originally scheduled for that interval, whenever those unbundled elements are actually cut over pursuant to an agreed-upon rescheduling.

          11.6.8 The standard time expected from disconnection of a live Telephone Exchange Service to the connection of the unbundled element to the MFS Collocation Arrangement is fifteen (15) minutes per voice grade circuit for all orders consisting of fifteen (15) ULLs or less. Orders involving more than fifteen (15) ULLs will require a negotiated interval.

          11.6.9 If unusual or expected circumstances prolong or extend the time required to accomplish the coordinated cutover, the Party responsible for such circumstances is responsible for the reasonable labor charges of the other Party. Delays caused by the Customer are the responsibility of MFS.

          11.6.10 If MFS has ordered INP as part of an ULL installation, BA will coordinate implementation of INP with the ULL installation. BA's provision of unbundled elements shall in all cases be subject to the availability of suitable facilities, to the extent permitted by Section 251 of the Act.

          11.6.11 If MFS requests or approves a BA technician to perform services on the network side of the Rate Demarcation Point beyond normal installation of the ULLs covered by the service order, BA may charge MFS for any additional and reasonable labor charges to perform such services. BA may also charge MFS its normal overtime rates for services MFS requests to be performed outside of BA's normal business hours (M-F,9 am to 5 pm, E.S.T.).

      11.7   MAINTENANCE OF UNBUNDLED LOCAL LOOPS

      If (i) MFS reports to BA a Customer trouble, (ii) MFS requests a dispatch,
(iii) BA dispatches a technician, and (iv) such trouble was not caused by BA's facilities or equipment, then MFS shall pay BA a per-trip charge charge and labor charges per quarter hour increments for time associated with said dispatch, as set forth in Exhibit A. In addition this charge also applies in situations when the Customer contact as designated by MFS is not available at the appointed time. MFS accepts responsibility for initial trouble isolation and providing BA with appropriate dispatch information based on their test results. If, as the result of MFS instructions, BA is erroneously requested to dispatch within the Central Office, BA may levy on MFS an appropriate charge.

      11.8   RATES AND CHARGES

      BA shall charge the non-recurring and monthly recurring rates for unbundled Local Loops and other Network Elements set forth in Exhibit A.


12.0  RESALE -- SECTIONS 251(C)(4) AND 251(B)(1).

      12.1   AVAILABILITY OF RETAIL RATES FOR RESALE

      Each Party shall make available its Telecommunications Services for resale at retail rates to the other Party in accordance with Section 251(b)(1) of the Act.

      12.1   AVAILABILITY OF WHOLESALE RATES FOR RESALE

      BA shall make available to MFS for resale at the wholesale rates set forth in Exhibit A all Telecommunications Services that BA provides at retail to Customers that are not Telecommunications Carriers. Such services shall be provided in accordance with the terms of the applicable retail services Tariff(s), including, without limitation, user or user group restrictions, as the case may be, subject to the requirement that such restrictions shall in all cases comply with the requirements of Section 251 of the Act regarding restrictions on resale. In addition, BA and MFS shall each allow the resale by the other of all Telecommunications Services that are offered primarily or entirely to other Telecommunications Carriers (e.g., Switched and special Exchange Access Services) at the rates already applicable to such services. BA shall also allow the resale by MFS of such other non-Telecommunications Services as BA, in its sole discretion, determines to provide for resale under terms and conditions to be agreed to by the Parties. If MFS requests resale at wholesale rates of Telecommunications Services that BA provides at retail to Customers that are not Telecommunications Carriers before April 1, 1997, the Parties shall nogotiate and agree upon the terms and conditions for ordering, provisioning, billing, and maintaining such resale arrangements before MFS submits any orders for such resale, which terms and conditions are unlikely to rely on automated interfaces. During the period before April 1, 1997, the Parties shall negotiate and agree upon, in the form of a separate agreement to be appended hereto, resale arrangements to apply after that date. Such arrangements shall, to the extent feasible and economically reasonable, employ automated interfaces for ordering, provisioning, billing, and maintaining resold accounts. The Parties may also agree to negotiate term and/or volume discounts for resold services.

13.0      COLLOCATION - SECTION 251(C)(6).

          13.1 BA shall offer to MFS Physical Collocation of equipment necessary for Interconnection (pursuant to Section 4) or for access to unbundled Network Elements (pursuant to Section 11.0), except that BA may offer only Virtual Collocation if BA demonstrates to the Commission that Physical Collocation is not practical for technical reasons or because of space limitations, as provided in Section 251(c)(6) of the Act. BA shall provide such Collocation solely for the purpose of Interconnection with facilities or services of BA or access to unbundled Network Elements of BA, except as otherwise mutually agreed to in writing by the Parties or as required by the FCC or the Commission, subject to applicable federal and state Tariffs.

          13.2 Although not required to do so by Section 251(c)(6) of the Act, by this Agreement, MFS agrees to offer to BA Collocation (at MFS's option either Physical or Virtual) of equipment for purposes of Interconnection (pursuant to
Section 4) on a non-discriminatory basis and at comparable rates, terms and conditions as MFS may provide to other third parties. MFS shall provide such Collocation subject to applicable Tariffs.

          13.3 Where MFS is Virtually Collocated on the date hereof on a premise that was initially prepared for Physical Collocation for MFS, MFS may elect to
(i) retain its Virtual Collocation in that premises, and/or (ii) establish Physical Collocation in that premises pursuant to current procedures and applicable Tariffs. BA will not assess to MFS non-recurring charges for central office common area construction to transition existing virtual collocation arrangements to physical collocation arrangements in offices where MFS previously paid such charges. BA will also waive cage construction charges for cages of the same size originally paid for by MFS. MFS shall coordinate with BA for rearrangement of MFS's equipment, facilities, and circuits. All applicable Physical Collocation recurring charges shall apply.

          13.4 Where MFS is Virtually Collocated on the date hereof on a premise that was initially prepared for MFS as Virtual Collocation, MFS may elect to (i) retain its Virtual Collocation in that premises, or (ii) unless it is not practical for technical reasons or because of space limitations, convert its Virtual Collocation at such premises to Physical Collocation, in which case MFS shall coordinate the construction and rearrangement with BA of its equipment, facilities, and circuits, and for which MFS shall pay BA at applicable Tariff rates. In addition, all Physical Collocation recurring charges shall apply.

          13.5 For both Physical Collocation and Virtual Collocation, the Collocating Party shall provide its own or third-party leased transport facilities and terminate those transport facilities in equipment located in its Physical Collocation space, or in its virtually collocated equipment, at the Housing Party's premises as described in applicable Tariffs, and purchase Cross Connection to services or facilities as described in applicable Tariffs.

     13.6 Collocation shall occur under the terms of each Party's applicable and available Tariffs. Collocation is offered for network Interconnection between the Parties. Unless otherwise agreed to by the Parties or either Party is required by applicable law to permit on its collocated premises, neither Party shall use a Collocation Arrangement to directly interconnect with a third party's equipment or facilities collocated at the same location.


                           SECTION 251(B) PROVISIONS

14.0 NUMBER PORTABILITY -- SECTION 251(B)(2).

     14.1 SCOPE

          14.1.1 The Parties shall provide Local Telephone Number Portability ("LTNP") on a reciprocal basis to each other to the extent technically feasible, and in accordance with rules and regulations as from time to time prescribed by the FCC and/or the Commission.

          14.1.2 Until Permanent Number Portability is implemented by the industry pursuant to regulations issued by the FCC and/or the Commission, the Parties agree to reciprocally provide Interim Number Portability to each other at the prices listed in Exhibit A. Such agreed-upon prices for INP are not intended to reflect either Party's views on the cost recovery mechanisms being considered by the FCC in its current proceeding on number portability issues.

          14.1.3 Upon the agreement of the Parties or issuance of applicable FCC and/or Commission order(s) or regulations mandating the adoption of a Permanent Number Portability ("PNP") arrangement, BA and MFS will commence migration from INP to the agreed-upon or mandated PNP arrangement as quickly as practically possible while minimizing interruption or degredation of service to their respective Customers. Once PNP is implemented, either Party may withdraw, at any time and at its sole discretion, its INP offerings, subject to advance notice to the other Party and coordination to allow the seamless and transparent conversion of INP Customer numbers to PNP. Upon implementation of PNP pursuant to FCC or Commission regulation, both Parties agree to conform and provide such PNP. To the extent PNP rates or cost recovery mechanisms are not established by the applicable FCC or Commission order or regulation mandating the adoption of PNP, the Parties will negotiate in good faith the charges or cost recovery mechanism for PNP service at such time as a PNP arrangement is adopted by the Parties.

          14.1.4 Under either an INP or PNP arrangement, MFS and BA will implement a process to coordinate LTNP cutovers with ULL conversions (as described in Section 11 of this Agreement).

     14.2 PROCEDURES FOR PROVIDING INP THROUGH REMOTE CALL FORWARDING

     MFS and BA will provide INP through Remote Call Forwarding as follows:

          14.2.1 A Customer of one Party ("Party A") elects to become a Customer of the other Party ("Party B"). The Customer elects to utilize the original telephone number(s) corresponding to the Telephone Exchange Service(s) it previously received from Party A, in conjunction with the Telephone Exchange Service(s) it will now receive from Party B. Upon receipt of a service order from Party B requesting assignment of the number(s) to Party B, Party A will implement an arrangement whereby all calls to the original telephone number(s) will be forwarded to a new telephone number(s) designated by Party B, only within the same Exchange Area as the original telephone number(s). Party A will route the forwarded traffic to Party B over the appropriate traffic exchange trunk groups.

          14.2.2 Party B will become the customer of record for the original Party A telephone number(s) subject to the INP arrangements. Upon the execution of an appropriate billing services agreement or such other mutually agreed-upon arrangement between the Parties, Party A shall use its reasonable efforts to consolidate into as few billing statements as possible collect, calling card, and third-number billed calls associated with the number(s), with sub-account detail by retained number.

          14.2.3 Party A will update its Line Information Database ("LIDB") listings for retained numbers, and restrict or cancel calling cards associated with those forwarded numbers as directed by Party B. In addition, Party A will update the retained numbers in the LIDB with the screening options provided by Party B on a per order basis. Party B shall determine which of the screening options offered by Party A should apply to the Party B Customer account.

          14.2.4 Party B will outpulse the telephone number to which the call has been forwarded to the 911 Tandem Office. Party B will also provide the 911 database with both the forwarded number and the directory number, as well as the appropriate address information of the Customer.

          14.2.5 Party A shall be permitted to cancel INP arrangements and reassign the telephone number(s) upon receipt of notification from Party B or a third party that is authorized to act on behalf of the Customer. Party A shall provide notification to Party B of third party orders affecting the INP service of a Party B customer. The Parties agree to work cooperatively to develop procedures or adopt industry standards or practices concerning the initiation and termination of INP service in a multi-carrier environment.

          14.2.6 The INP service offered herein shall not initially apply to NXX Codes 555, 915, 976, or 950, or for Feature Group A or coin telephone service. Upon request of either Party, provision of INP to these services will be mutually negotiated between the parties and provided to the extent feasible under negotiated rates, terms and conditions. INP shall not apply for any arrangement that would render the forwarded call Toll Traffic.

          14.2.7 The ordering of INP arrangements and the exchange of screening information shall be made in accordance with industry-accepted (e.g. OBF developed) format and specifications to the extent they have been implemented by the Parties.

     14.3 PROCEDURES FOR PROVIDING INP THROUGH DIRECT INWARD DIAL TRUNKS (FLEXDID) Either Party may also request INP through Direct Inward Dial Trunks pursuant to any applicable Tariffs.

     14.4 PROCEDURES FOR PROVIDING LTNP THROUGH FULL NXX CODE MIGRATION Where either Party has activated an entire NXX for a single Customer, or activated a substantial portion of an NXX for a single Customer, with the remaining numbers in that NXX either reserved for future use by that Customer or otherwise unused, if such Customer chooses to receive Telephone Exchange Service from the other Party, the first Party shall cooperate with the second Party to have the entire NXX reassigned in the LERG (and associated industry databases, routing tables, etc.) to an End Office operated by the second Party. Such transfer will be accomplished with appropriate coordination between the Parties and subject to appropriate industry lead-times for movements of NXXs from one switch to another. Neither Party shall charge the other in connection with this coordinated transfer.

     14.5 RECEIPT OF TERMINATING COMPENSATION ON TRAFFIC TO INP'ED NUMBERS

     The Parties agree in principle that, under the INP arrangements described in subsections 14.2 and 14.3 above, terminating compensation on calls to INP'ed numbers should be received by each Customer's chosen LEC as if each call to the Customer had been originally addressed by the caller to a telephone number bearing an NPA-NXX directly assigned to the Customer's chosen LEC. In order to accomplish this objective where INP is employed, the Parties shall utilize the process set forth in this subsection 14.5 whereby terminating compensation on calls subject to INP will be passed from the Party (the "Performing Party") which performs the INP to the other Party (the "Receiving Party") for whose Customer the INP is provided.

          14.5.1 The Parties shall individually and collectively make best efforts to track and quantify INP traffic between their networks based on the CPN of each call by identifying CPNs which are INP'ed numbers. The Receiving Party shall charge the Performing Party for each minute of INP traffic at the INP Traffic Rate specified in subsection 14.5.3 in lieu of any other compensation charges for terminating such traffic, except as provided in subsection 14.5.2.

          14.5.2 By the Interconnection Activation Date in each LATA, the Parties shall jointly estimate for the prospective six months, based on historic data of all traffic in the LATA, the percentages of such traffic that, if dialed to telephone numbers bearing NPA-NXXs directly assigned to a Receiving Party (as opposed to the INP'ed number), would have been subject to (i) Reciprocal Compensation ("Recip Traffic"), (ii) appropriate intrastate FGD charges ("Intra Traffic"), (iii) interstate FGD charges ("Inter Traffic"), or (iv) handling as Transit Traffic. On the date which is six (6) months after the Interconnection Activation Date, the Parties shall establish new INP traffic percentages to be applied in the prospective six (6) month period, based on the Performing Party's choice of actual INP traffic percentages from the preceding six (6) month period of historic data of all traffic in the LATA.

          14.5.3 The INP Traffic Rate shall be equal to the sum of:

  (Recip Traffic percentage times the Reciprocal Compensation Rate set forth
                            -----
in Exhibit A)
                                     plus
                                     ----
      (Intra Traffic percentage times Receiving Party's effective intrastate FGD
                                -----
rates)
                                     plus
                                     ----
      (Inter Traffic percentage times Receiving Party's effective interstate FGD
                                -----
rates)

     The Receiving Party shall compensate the Performing Party for its billing and collection of charges for the intrastate and interstate FGD access services provided by the Receiving Party to a third party through the greater of (i) the difference between the intrastate and interstate FGD rates of the Receiving Party and the Performing Party, or (ii) three percent (3%) of the Performing Party's intrastate and interstate FGD revenues for INP'ed numbers. Under no circumstances shall the Performing Party, in performing the billing and collections service on behalf of the Receiving Party, be obligated to pass through more than ninety seven percent (97%) of its FGD access charge to the Receiving Party in connection with any given INP'ed call.

     14.6 RECOVERY OF INP COSTS PURSUANT TO FCC ORDER AND RULEMAKING

     Notwithstanding anything to the contrary contained in this Section 14, in light of the FCC's First Report and Order and Further Notice of Proposed Rulemaking, adopted June 27, 1996, in CC docket 95-116 (the "Order"), the Parties stipulate and agree as follows:

          14.6.1 The rates listed in Exhibit A for the provision of INp are appropriate amounts that each Party providing INP service should recover for the provision of those INP functionalities in BA's operating territory. For the INP functions it provides, each Party should be allowed to recover these amounts in a manner consistent with any final FCC and/or Commission order on INP cost recovery (such as a state-wide fund contributed to by all telecommunications carriers).

          14.6.2 Within three (3) weeks of the Effective Date, the parties will jointly seek a Commission proceeding and ruling to develop and implement an INP cost recovery mechanism consistent with the policy described in the Order and/or any subsequent FCC or Commission decision.

          14.6.3 Until such time as a final FCC and/or Commission order, pursuant to subsection 14.6.2 above, is implemented, each Party will provide INP service to the other Party at the INP rates listed in Exhibit A. All revenues received by the providing Party from its provision of INP service to the other Party shall be placed into an escrow fund maintained by or tracked separately by the providing Party. Upon issuance of a final FCC and/or Commission order, and to the extent that it permits the Party providing INP to recover the associated costs from a state-wide fund, the providing Party shall refund to the purchasing Party an amount equal to the amount it recovers from such fund for its provision of INP service to the purchasing Party from the Effective Date, provided that in no event shall the refund amount exceed the aggregate amount the providing Party has received from the purchasing Party for INP services. If no such fund is ordered or established, the providing Party shall retain the full amount of the revenues tracked or held in escrow by it pursuant to this subsection 14.6.3.

          14.6.4 The Parties agree that neither Party waives its rights to advocate its views that are consistent with this subsection 14.6 on the appropriate INP cost recovery mechanism, or to present such views before any relevant regulatory body or other agency as they relate to FCC or Commission actions on INP cost recovery.


15.0 DIALING PARITY -- SECTION 251(B)(3).

     BA and MFS shall each provide the other with nondiscriminatory access to such services and information as are necessary to allow the other Party to implement dialing parity for Telephone Exchange Service, operator services, directory assistance, and directory listing information with no unreasonable dialing delays, as required under Section 251(b)(3) of the Act.


16.0 ACCESS TO RIGHTS-OF-WAY -- SECTION 251(B)(4).

     Each Party shall provide the other Party access to its poles, ducts, rights-of-way and conduits it owns or controls in conformance with 47 U.S.C. (S) 224, as set forth in Exhibit A, where facilities are available, on terms, conditions and prices comparable to those offered to any other entity pursuant to each Party's applicable Tariffs. Where no such Tariffs exist, such access shall be provided in accordance with the requirements of 47 U.S.C. (S) 224, including any FCC regulations that may be issued. In addition, the Parties agree to review any existing rights-of-way arrangements between them in order to bring such arrangements into conformance with the requirements of 47 U.S.C. (S) 224 within ninety (90) days of the date hereof. In conducting such review and making the necessary conforming changes, if any, the Parties agree to consider the appropriateness of applying such changes on a retroactive basis to the date hereof. If the Parties are unable to agree on the necessary changes to the existing arrangements or the appropriateness of applying them on a retroactive basis, the Parties may invoke the procedures set forth in subsection 29.9 below.


17.0 DATABASES AND SIGNALING.

     17.1 Each Party shall provide the other Party with access to databases and associated signaling necessary for call routing and completion by providing SS7 Common Channel Signaling (CCS) Interconnection in accordance with existing Tariffs, and Interconnection and access to 800/888 databases, LIDB, and any other necessary databases in accordance with existing Tariffs and/or agreements with other unaffiliated carriers, as set forth in the Exhibit A. Alternatively, either Party may secure CCS Interconnection from a commercial

SS7 hub provider, and in that case the other Party will permit the purchasing Party to access the same databases as would have been accessible if the purchasing party had connected directly to the other Party's CCS network.

     17.2 The Parties will provide CCS Signaling to one another, where and as available, in conjunction with all Local Traffic, Toll Traffic, Meet Point Billing Traffic, and Transit Traffic. The Parties will cooperate on the exchange of TCAP messages to facilitate interoperability of CCS-based features between their respective networks, including all CLASS features and functions, to the extent each Party offers such features and functions to its Customers. All CCS Signaling parameters will be provided upon request (where available), including called party number, calling party number, originating line information, calling party category, and charge number. All privacy indicators will be honored. The Parties will follow all Ordering and Billing Forum-adopted standards pertaining to CIC/OZZ codes. Where CCS Signaling is not available, in-band multi-frequency
(MF) wink start signaling will be provided. Any such MF arrangement will require a separate local trunk circuit between the Parties' respective switches. In such an arrangement, each Party will outpulse the full ten-digit telephone number of the called party to the other Party.


     17.3 Each Party shall provide trunk groups, where available and upon reasonable request, that are configured utilizing the B8ZS ESF protocol for 64 kbps clear channel transmission to allow for ISDN interoperability between the Parties' respective networks.

     17.4 The following publications describe the practices, procedures and specifications generally utilized by BA for signaling purposes and is listed herein to assist the Parties in meeting their respective Interconnection responsibilities related to Signaling:

           (a) Bellcore Special Report SR-TSV-002275, BOC Notes on the LEC Networks-Signaling; and

           (b) Bell Atlantic Supplement Common Channel Signaling Network Interface Specification (BA-905).

     17.5 Each Party shall charge the other Party mutual and reciprocal rates for CCS Signaling as follows: BA shall charge MFS in accordance with Exhibit A hereto and applicable Tariffs; MFS shall charge BA rates equal to the rates BA charges MFS, unless MFS'S Tariffs for CCS signaling provide for lower generally available rates, in which case MFS shall charge BA such lower rates.

18.0 COORDINATED SERVICE ARRANGEMENTS.

     18.1 INTERCEPT AND REFERRAL ANNOUNCEMENTS. When a Customer changes its service provider from BA to MFS, or from MFS to BA, and does not retain its original telephone number, the Party formerly providing service to such Customer shall provide a referral announcement ("Referral Announcement") on the abandoned telephone number which provides details on the Customer's new number or provide other appropriate information to the extent known. Referral Announcements shall be provided reciprocally, free of charge to either the other Party or the Customer to the extent the providing Party does not charge its own customers for such service, for a period of not less than four (4) months after the date the Customer changes its telephone number in the case of business Customers and not less than sixty (60) days after the date the Customer changes its telephone number in the case of residential Customers. However, if either Party provides Referral Announcements for different periods than the above respective periods when its Customers change their telephone numbers, such Party shall provide the same level of service to Customers of the other Party.

     18.2 COORDINATED REPAIR CALLS. MFS and BA will employ the following procedures for handling misdirected repair calls:

          18.2.1 MFS and BA will educate their respective Customers as to the correct telephone numbers to call in order to access their respective repair bureaus.

          18.2.2 To the extent Party A is identifiable as the correct provider of service to Customers that make misdirected repair calls to Party B, Party B will immediately refer the Customers to the telephone number provided by Party A, or to an information source that can provide the telephone number of Party A, in a courteous manner and at no charge. In responding to misdirected repair calls, neither Party shall make disparaging remarks about the other Party, its services, rates, or service quality.

          18.2.3 MFS and BA will provide their respective repair contact numbers to one another on a reciprocal basis.

     18.3 CUSTOMER AUTHORIZATION. In order for either Party to order or terminate service on the behalf of the other Party's Customer, the requesting Party must have proper written authorization from the customer in its files, and provide a copy of such authorization to the other Party upon request. In the event the requesting Party (i) fails to provide a copy of the Customer's proper written authorization upon request, (ii) requests changes in the other Party's Customer's service without having such authorization in its files, or (iii) mistakenly changes the other Party's Customer's service, the requesting Party shall be liable to the other Party for all charges that would be applicable to the Customer for restoring service to the other Party.

19.0 DIRECTORY SERVICES ARRANGEMENTS

     BA will, upon request, provide the following directory services to MFS in accordance with the terms set forth herein. In this Section 19, references to a MFS Customer's "primary listing" shall mean such Customer's name, address, and main telephone number, which number falls within the NXX codes directly assigned to MFS or is retained by MFS on the Customer's behalf pursuant to LTNP arrangements with BA or any other carrier within the geographic area covered in the relevant BA directory.

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

     19.1 DIRECTORY LISTINGS AND DIRECTORY DISTRIBUTIONS

          19.1.1 BA will include the MFS Customer's primary listing in its "White Pages" directory (residence and business listings) and "Yellow Pages" directory (business listings) that cover the address of the Customer. Listings of MFS's Customers will be interfiled with listings of BA's Customers and the Customers of other LECs included in the BA directories. MFS will pay BA a non-recurring charge as set forth in Exhibit A for providing such service for each MFS Customer's primary listing. MFS will also pay BA's Tariffed charges, as the case may be, for additional and foreign white page listings and other white pages services for MFS's Customers. BA will not require a minimum number of listings per order.

          19.1.2 BA will also include the MFS Customer's primary listing in BA's directory assistance database on the same basis the BA's own Customers are included, as well as in any electronic directories in which BA's Customers are ordinarily included, for no charge other than the charges identified in subsection 19.1.1.

          19.1.3 BA will distribute to MFS Customers copies of their primary white pages and yellow pages directories at the same time and on the same basis that BA distributes primary directories to its own Customers. BA will also deliver a reasonable number of such directories to MFS. These distributions will be made for no additional charge. MFS and its Customers may request additional directories from BA's Directory Fulfillment Centers, which Centers will provide such additional directories for the same charges applicable to comparable requests by BA Customers.

          19.1.4 BA will include all MFS NXX codes associated with the areas to which each directory pertains, along with BA's own NXX codes in any maps or lists of such codes which are contained in the general reference portions of the directories. MFS's NXX codes shall appear in such maps or lists in the same manner as BA's NXX information.

          19.1.5 MFS shall provide BA with daily listing information on all new MFS Customers in the format required by BA or a mutually-agreed upon industry standard format. The information shall include the Customer's name, address, telephone number, the delivery address and number of directories to be delivered, and, in the case of a business listing, the primary business heading under which the business Customer desires to be placed, and any other information necessary for the publication and delivery of directories. MFS will also provide BA with daily listing information showing Customers that have disconnected or terminated their service with MFS. BA will provide MFS with confirmation of listing order activity within forty eight (48) hours.

          19.1.6 BA will accord MFS's directory listing information the same level of confidentiality which BA accords its own directory listing information, and BA shall ensure that access to MFS's directory listing information will be used solely for the purpose of providing directory services; provided, however, that BA may use or license information contained in its directory listings for direct marketing purposes so long as the MFS Customers are not separately identified as such; and provided further that MFS may identify those of its Customers that request that their names not be sold for direct marketing purposes, and BA will honor such requests to the same extent as it does for its own Customers.

            19.1.7 BA or BA's publisher shall provide MFS with a report of all MFS Customer listings ninety (90) days prior to directory publication in such form and format as may be mutually agreed to by both Parties. Both Parties shall use their best efforts to ensure the accurate listing of such information. BA will also provide MFS, upon request, a copy of the BA listings standards and specifications manual. In addition, BA will provide MFS with a listing of Yellow Pages headings and directory close schedules on an ongoing basis.

            19.1.8 MFS will adhere to all practices, standards, and ethical requirements of BA with regard to listings, and, by providing BA with listing information, warrants to BA that MFS has the right to place such listings on behalf of its Customers. MFS agrees that it will undertake commercially practicable and reasonable steps to attempt to ensure that any business or person to be listed is authorized and has the right (i) to provide the product or service offered, and (ii) to use any personal or corporate name, trade name or language used in the listing.

            19.1.9 BA's liability to MFS in the event of a BA error in or omission of a listing shall be subject to the same limitations that BA's liability to its own Customers are subject to. In addition, MFS agrees to take, with respect to its own Customers, all reasonable steps to ensure that its and BA's liability to MFS's Customers in the event of a BA error in or omission of a listing shall be subject to the same limitations that BA's liability to its own Customers are subject to.

      19.2 YELLOW PAGE MAINTENANCE. The Parties agree to work cooperatively to ensure that Yellow Page advertisements purchased by Customers that switch their service to MFS (including Customers utilizing MFS-assisgned telephone numbers and MFS Customers utilizing LTNP) are maintained without interruption. BA will allow MFS Customers to purchase new Yellow Pages advertisements without discrimination, under the identical rates, terms and conditions as apply to BA's Customers. BA and MFS may implement a commission program whereby MFS may, at MFS's sole discretion, act as a sales, billing and collection agent for Yellow Pages advertisements purchased by MFS's Telephone Exchange Service Customers.

      19.3 SERVICE INFORMATION PAGES. BA will include in the "Customer Guide" or comparable section of the applicable white pages directories listings provided by MFS for MFS's installation, repair and customer service and other essential service oriented information, as agreed by the Parties, including appropriate identifying logo. Such listings shall appear in the manner agreed to by the Parties. BA shall not charge MFS for inclusion of this essential service-oriented information, but reserves the right to impose charges on other information MFS may elect to submit and BA may elect to accept for inclusion in BA's white pages directories. BA will provide MFS with the annual directory close dates and reasonable notice of any changes in said dates.

      19.4  DIRECTORY ASSISTANCE (DA); CALL COMPLETION

            19.4.1 Upon request, BA will provide MFS with directory assistance and/or call completion services substantially in accordance with the terms set forth in the form Directory Assistance and Call Completion Services Agreement appended hereto as Exhibit C.

            19.4.2 Also upon request, BA will provide to MFS operator services trunk groups, utilizing Feature Group D type signaling, with ANI, minus OZZ, when interconnecting to the BA operator services network.

20.0  COORDINATION WITH TARIFF TERMS

      20.1 The Parties acknowledge that some of the services, facilities, and arrangements described herein are or will be available under and subject to the terms of the federal or state tariffs of the other Party applicable to such services, facilities, and arrangements. To the extent a Tariff of the providing Party applies to any service, facility, and arrangement described herein, the Parties agree as follows:

            20.1.1 Those rates and charges set forth in Exhibit A for the services, facilities, and arrangements described herein that are designated with an asterisk shall remain fixed for the initial term of the Agreement, notwithstanding that such rates may be different from those contained in an effective, pending, or future Tariff of the providing Party (including any changes to such Tariff subsequent to the Effective Date). Those rates and charges for services, facilities, and arrangements that are not designated with an asterisk, and reference or are identical to a rate contained in an existing Tariff of the providing Party, shall conform with those contained in the then-prevailing Tariff and vary in accordance with any changes that may be made to the Tariff rates and charges subsequent to the Effective Date. Even the asterisked fixed rates and charges shall be changed to reflect any changes in the Tariff rates and charges they reference, however, if the Parties agree to adopt the changed Tariff rates and charges.

      20.2  Except with respect to the rates and charges described in subsection
20.1 above, all other terms contained in an applicable Tariff of the providing Party shall apply in connection with its provision of the particular service, facility, and arrangement hereunto.

21.0  INSURANCE

      21.1 MFS shall maintain, during the term of this Agreement, all insurance and/or bonds required by law and necessary to satisfy its obligations under this Agreement, including, without limitation, its obligations set forth in Section 25 hereof. At a minimum and without limiting the foregoing covenant, MFS shall maintain the following insurance:

            (a) Commercial General Liability Insurance, on an occurrence basis, including but not limited to, premises-operations, broad form property damage, products/completed operations, contractual liability, independent contractors, and personal injury, with limits of at least $1,000,000 combined single limit for each occurrence.

          (b) Automobile Liability, Comprehensive Form, with limits of at least $500,000 combined single limit for each occurrence.

          (c) Excess Liability, in the umbrella form, with limits of at least $15,000,000 combined single limit for each occurrence.

          (d) Worker's Compensation Insurance as required by law and Employer's Liability Insurance with limits of not less than $1,000,000 per occurrence.

     21.2 MFS shall name BA as an additional insured on the foregoing insurance. MFS agrees that MFS's insurer(s) and anyone claiming by, through, under or on behalf of MFS, shall have no claim, right of action, or right of subrogation, against BA, BA's affiliated companies, or the directors, officers or employees of BA or BA's affiliated companies, based on any loss or liability insurable under the foregoing insurance.

     21.3 MFS shall, within two (2) weeks of the date hereof and on a quarterly basis thereafter, furnish certificates or other adequate proof of the foregoing insurance. The certificates or other proof of the foregoing insurance shall be sent to: Bell Atlantic, Insurance Administration Group, 1320 N. Court House Road, 4th Floor, Arlington, Virginia, 22201. In addition, MFS shall require its agents, representatives, or contractors, if any, that may enter upon the premises of BA or BA's affiliated companies to maintain similar and appropriate insurance and, if requested, to furnish BA certificates or other adequate proof of such insurance. Certificates furnished by MFS or MFS's agents, representatives, or contractors shall contain a clause stating: "Bell Atlantic - Virginia, Inc. shall be notified in writing at least thirty (30) days prior to cancellation of, or any material change in, the insurance."


22.0 TERM AND TERMINATION.

     22.1 This Agreement shall be effective as of the date first above written and continue in effect until July 1, 1999, and thereafter the Agreement shall continue in force and effect unless and until terminated as provided herein. Upon the expiration of the initial term, either Party may terminate this Agreement by providing written notice of termination to the other Party, such written notice to be provided at least ninety (90) days in advance of the date of termination. In the event of such termination, those service arrangements made available under this Agreement and existing at the time of termination shall continue without interruption under (a) a new agreement executed by the Parties, (b) standard Interconnection terms and conditions approved and made generally effective by the Commission, (c) Tariff terms and conditions generally available to CLEC, or (d) if none of the above is available, under the terms of this Agreement on a month-to month basis until such time as (a), (b), or (c) becomes available.

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

     22.2 For service arrangements made available under this Agreement and existing at the time of termination, if the standard Interconnection terms and conditions or Tariff terms and conditions result in the non-terminating Party physically rearranging facilities or incurring programming expense, the non-terminating Party shall be entitled to recover such rearrangement or programming costs, from the terminating Party. By mutual agreement, the Parties may jointly petition the appropriate regulatory bodies for permission to have this Agreement supersede any future standardized agreements or rules as such regulators might adopt or approve.

     22.3 If either Party defaults in the payment of any amount due hereunder, or if either Party violates any other provision of this Agreement, and such default or violation shall continue for sixty (60) days after written notice thereof, the other Party may terminate this Agreement and services hereunder by written notice; provided the other Party has provided the defaulting Party and the appropriate federal and/or state regulatory bodies with written notice at least twenty five (25) days' prior to terminating service. Notice shall be posted by certified mail, return receipt requested. If the defaulting Party cures the default or violation within the twenty five (25) day period, the other Party will not terminate service or this Agreement but shall be entitled to recover all costs, if any, incurred by it in connection with the default or violation, including, without limitation, costs incurred to prepare for termination of service.

23.0 DISCLAIMER OF REPRESENTATIONS AND WARRANTIES.

     EXCEPT AS EXPRESSLY PROVIDED UNDER THIS AGREEMENT, NEITHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE SERVICES, FUNCTIONS AND PRODUCTS IT PROVIDES UNDER OR CONTEMPLATED BY THIS AGREEMENT AND THE PARTIES DISCLAIM THE IMPLIED WARRANTIES OR MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE.

24.0 CANCELLATION CHARGES.

     Except as provided in this Agreement or as otherwise provided in any applicable Tariff no cancellation charges shall apply.

25.0 INDEMNIFICATION.

     25.1 Each Party agrees to release, indemnify, defend and hold harmless the other Party from and against all losses, claims, demands, damages, expenses, suits or other actions, or any liability whatsoever, including, but not limited to, costs and attorneys' fees (collectively, a "Loss"), (a) whether suffered, made,instituted, or asserted by any other party or person, (i) relating to personal injury to or death of any person, or for loss, damage to, or destruction of real and/or personal property, whether or not owned by others, incurred during the term of this Agreement and to the extent proximately caused by the acts or omissions of the indemnifying Party, regardless of the form of action, or (ii) arising out of BA's listing of the directory information provided by

MFS pursuant to subsection 19.1, or (b) suffered, made, instituted, or asserted by its own customer(s) against the other Party arising out the other Party's provision of services to the indemnifying Party under this Agreement. Notwithstanding the foregoing indemnification, nothing in this such Section 25. shall affect or limit any claims, remedies, or other actions the indemnifying Party may have against the indemnified Party under this Agreement, any other contract, or any applicable Tariff(s), regulations or laws for the indemnified Party's provision of said services.

     25.2 The indemnification provided herein shall be conditioned upon:

          (a) The indemnified Party shall promptly notify the indemnifying Party of any action taken against the indemnified Party relating to the indemnification.

          (b) The indemnifying Party shall have sole authority to defend any such action, including the selection of legal counsel, and the indemnified Party may engage separate legal counsel only at its sole cost and expense.

          (c) In no event shall the indemnifying Party settle or consent to any judgment pertaining to any such action without the prior written consent of the indemnified Party, which consent shall not be unreasonably withheld.

          (d) The indemnified Party shall, in all cases, assert any and all provisions in its Tariffs that limit liability to third parties as a bar to any recovery by the third party claimant in excess of such limitation of liability.

          (e) The indemnified Party shall offer the indemnifying Party all reasonable cooperation and assistance in the defense of any such action.

     25.3 In addition to its indemnity obligations under subsection 25.1, each Party shall provide, in its tariffs and contracts with its Customers that relate to any Telecommunications Service or Network Element provided or contemplated under this Agreement, that in no case shall such Party or any of its agents, contractors or others retained by such parties be liable to any Customer or third party for (i) any Loss relating to or arising out of this Agreement, whether in contract or tort, that exceeds the amount such Party would have charged the applicable Customer for the service(s) or function(s) that gave rise to such Loss, and (ii) any Consequential Damages (as defined in subsection 26.2 below).

26.0 LIMITATION OF LIABILITY.

     26.1 Except as may be provided pursuant to Section 27 below, the liability of either Party to the other Party for damages arising out of failure to comply with a direction to install, restore or terminate facilities; or out of failures, mistakes, omissions, interruptions, delays, errors, or defects occurring in the course of furnishing any services, arrangements, or facilities hereunder shall be determined in accordance with the terms of the applicable tariff(s) of the providing Party. In the event no tariff(s) apply, the providing Party's liability shall not exceed an amount equal to the pro rata monthly charge for the period in which such failures, mistakes, omissions, interruptions, delays, errors or defects occur. Recovery of said amount shall be the injured Party's sole and exclusive remedy against the providing Party for such failures, mistakes, omissions, interruptions, delays, errors or defects.

     26.2 Neither Party shall be liable to the other in connection with the provision or use of services offered under this Agreement for indirect, incidental, consequential, reliance or special damages, including, (without limitation) damages for lost profits (collectively, "Consequential Damages"), regardless of the form of action, whether in contract, warranty, strict liability, or tort, including, without limitation, negligence of any kind, even if the other Party has been advised of the possibility of such damages; provided, that the foregoing shall not limit a Party's obligation under Section 25.

     26.3 The Parties agree that neither Party shall be liable to the customers of the other Party in connection with its provision of services to the other Party under this Agreement. Nothing in this Agreement shall be deemed to create a third party beneficiary relationship between the Party provided the service and the customers of the Party purchasing the service. In the event of a dispute involving both Parties with a customer of one Party, both Parties shall assert the applicability of any limitations of liability to customers that may be contained in either Party's applicable Tariff(s).

27.0 PERFORMANCE STANDARDS FOR SPECIFIED ACTIVITIES.

     27.1 CERTAIN DEFINITIONS. When used in this Section 27, the following terms shall have the meanings indicated:

          27.1.1 "Specified Performance Breach" means the failure by BA to meet the Performance Criteria for any one of the three Specified Activities for a period of three (3) consecutive calendar months.

          27.1.2  "Specified Activity" means any of the following activities:

          (a) the installation by BA of Unbundled Local Loop Elements for MFS ("ULL Installation");

          (b)  BA's provision of INP to MFS or

          (c)  repair of out of service problems for MFS ("Out of Service
     Repairs")

          27.1.3 "Performance Criteria" means, with respect to any calendar month during the term of this Agreement, the performance by BA during such month of each Specified Activity (except Out-of-Service Repairs) shown in Schedule 27.0, within the time interval shown, in at least eighty percent (80%) of the covered instances. BA shall perform the Out-of-Service Repairs within the specified time interval in at least seventy percent (70%) of the covered

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

instances. Within one week of each anniversary of the Effective Date, the Parties shall jointly review BA's actual network-wide monthly performance percentages for Out-of-Service Repairs for the preceding year and agree upon any improvements in the seventy percent (70%) standard based on the actual percentages for any three consecutive month period and/or the full preceding year, up to and including an eighty percent (80%) standard, as the Out-of-Service Repairs percentage standard applicable to the following year.

     27.2 PERFORMANCE STANDARDS. BA shall exercise best efforts to meet the Performance Criteria for the three Specified Activities. In the event BA fails to meet the Performance Criteria at any time during the term of this Agreement, MFS shall be entitled to pursue all remedies set forth in the applicable BA Tariffs, except as may be agreed to by the Parties. In addition, if BA commits a Specified Performance Breach during the term of this Agreement, the Parties agree to meet immediately to determine whether any liquidated damages provisions are appropriate as an amendment hereof in light of such Breach and, if so, the terms therein; provided, however, that if BA commits a Specified Performance Breach during initial nine (9) months of this Agreement, the Parties agree to meet at the end of the nine-month period. If the Parties are unable to agree as to the appropriateness of the liquidated damages provisions and/or the terms therein within ninety (90) days after the date of the first meeting pursuant to this subsection, or if no such meeting has occurred within ninety (90) days of the end of the nine-month period for reasons other than the mutual agreement of the Parties, the Parties agree to submit to arbitration such disagreement and request that the arbitrators base their decision on comparable ILEC-CLEC interconnection agreements. Unless otherwise agreed to by the Parties, the arbitration shall be conducted by a panel of three (3) arbitrators, one to be appointed by each Party pursuant to CPR's Non-Administered Arbitration Rules and subject to the United States Arbitration Act (9 U.S.C. (SS) 1-16), to be conducted in Arlington, Virginia. The Parties agree that the liquidated damages provisions, if any, finally determined by the arbitral process shall be adopted as an amendment to this Agreement.

     27.3 LIMITATIONS. In no event shall BA be deemed to have failed to meet any of the Performance Criteria if:

          27.3.1 BA's failure to meet or exceed any of the Performance Criteria is caused, directly or indirectly, by a Delaying Event. A "Delaying Event" means
(a) a failure by MFS to perform any of its obligations set forth in this Agreement (including, without limitation, the Implementation Schedule and the Joint Grooming Plan), (b) any delay, act or failure to act by a Customer, agent, representative, or subcontractor of MFS or (c) any Force Majeure Event. If a Delaying Event prevents or delays BA from performing a Specified Activity, then such Specified Activity shall be excluded from the calculation of BA's compliance with the Performance Criteria, provided BA performs the Specified Activity in the course of its normal service cycle once the Delaying Event no longer exists; or

          27.3.2 the Parties agree to a time interval with respect to a particular order that exceeds the interval set forth in Schedule 27. In such event, the time interval for BA's performance of the Specified Activit(ies) set forth in the order shall be extended to such later date agreed to by the Parties.

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

     27.4 SERVICE QUALITY STANDARDS. MFS agrees to specific performance standards associated with quality of service requests as specified in Schedule
27.1. Should MFS fail to meet these service quality standards, during a period in which BA has failed to meet the Performance Criteria, BA's failure during such time period shall be excused and not apply toward the calculation of a Specified Performance Breach.

     27.5 RECORDS. Each Party shall maintain complete and accurate records in the manner and format agreed to by the Parties, on a monthly basis, of BA's performance under this Agreement of each Specified Activity and its compliance with the Performance Criteria during the initial nine-month period. Each Party shall provide to the other Party such records in a self-reporting format on a monthly basis. The Parties agree that such records shall be deemed "Proprietary Information" for purposes of subsection 29.4.


28.0 COMPLIANCE WITH LAWS; REGULATORY APPROVAL.

     28.1 Each Party represents and warrants that it is now and will remain in compliance with all laws, regulations, and orders applicable to the performance of its obligations hereunder (collectively, "Applicable Laws"). Each Party shall promptly notify the other Party in writing of any governmental action that suspends, cancels, withdraws, limits, or otherwise materially affects its ability to perform its obligations hereunder.

     28.2 The Parties understand and agree that this Agreement will be filed with the Commission and may thereafter be filed with the FCC. The Parties covenant and agree that this Agreement is satisfactory to them as an agreement under Section 251 of the Act. Each Party covenants and agrees to fully support approval of this Agreement by the Commission or the FCC under Section 252 of the Act without modification. The Parties, however, reserve the right to seek regulatory relief and otherwise seek redress from each other regarding performance and implementation of this Agreement.

     28.3 The Parties recognize that the FCC is currently promulgating regulations implementing the Act, including, without limitation, Sections 251, 252, and 271 thereof (the "FCC Regulations"), that may effect the terms contained in this Agreement. In the event that any one or more of the provisions contained herein is inconsistent with any such FCC Regulations, the Parties agree to make only the minimum revisions necessary to eliminate the inconsistency. Such minimum changes to conform this Agreement to the FCC Regulations shall not be considered material, and shall not require further Commission approval (beyond any Commission approval required under Section 252(e) of the Act).

     28.4 In the event any Applicable Law other than the FCC Regulations requires modification of any material term(s) contained in this Agreement, either Party may require a renegotiation of the term(s) that require direct modification as well as of any term(s) that are reasonably affected thereby. If neither Party requests a renegotiation or if an Applicable Law requires modification of any non-material term(s), then the Parties agree to make only the minimum modifications necessary, and the remaining provisions of this Agreement shall remain in full force and effect. For purposes of this subsection 28.4 and without limitation of any other modifications required by Applicable Laws, the Parties agree that any modification required by Applicable Laws (i) to the two-tier Reciprocal Call Termination compensation structure for the transport and termination of Local Traffic described in Exhibit A, or (ii) that affects either Party's receipt of reciprocal compensation for the transport and termination of Local Traffic, shall be deemed to be a modification of a material term that requires immediate good faith renegotiation between the Parties. Until such renegotiation results in a new agreement or an amendment to this Agreement between the Parties, the Parties agree that (y) in the case of (i) above, they will pay each other appropriate transport charges in addition to the usual call termination charge for Local Traffic that it delivers to the other Party's Local Serving Wire Center, provided each Party continues to offer the option of delivering Local Traffic to another IP in the LATA at the usual call termination charge only, and (z) in the case of (ii) above, the Party whose receipt of reciprocal compensation is affected shall not be obligated to pay the other Party reciprocal compensation for the other Party's transport and termination of the same kind of Local Traffic delivered by the affected Party in excess of what the affected Party is permitted to receive and retain.

29.0 MISCELLANEOUS.

     29.1 AUTHORIZATION.

          29.1.1 BA is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia and has full power and authority to execute and deliver this Agreement and to perform the obligations hereunder on behalf of BA.

          29.1.2 MFS is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

     29.2 INDEPENDENT CONTRACTOR. Each Party shall perform services hereunder as an independent contractor and nothing herein shall be construed as creating any other relationship between the Parties. Each Party and each Party's contractor shall be solely responsible for the withholding or payment of all applicable federal, state and local income taxes, social security taxes and other payroll taxes with respect to their employees, as well as any taxes, contributions or other obligations imposed by applicable state unemployment or workers' compensation acts. Each Party has sole authority and responsibility to hire, fire and otherwise control its employees.

     29.3 FORCE MAJEURE. Neither Party shall be responsible for delays or failures in performance resulting from acts or occurrences beyond the reasonable control of such Party, regardless of whether such delays or failures in performance were foreseen or foreseeable as of the date of this Agreement, including, without limitation: adverse weather conditions, fire, explosion, power failure, acts of God, war, revolution, civil commotion, or acts of public enemies; any law, order, regulation, ordinance or requirement of any government or legal body; or labor unrest, including, without limitation, strikes, slowdowns, picketing or boycotts; or delays caused by the other Party or by other service or equipment vendors; or any other circumstances beyond the Party's reasonable control. In such event, the affected Party shall, upon giving prompt notice to the other Party, be excused from such performance on a day-to-day basis to the extent of such interferences (and the other Party shall likewise be excused from performance of its obligations on a day-for-day basis to the extent such Party's obligations relate to the performance so interfered with). The affected Party shall use its best efforts to avoid or remove the cause(s) of non-performance and both Parties shall proceed to perform with dispatch once the cause(s) are removed or cease.

     29.4 CONFIDENTIALITY.

          29.4.1 All information, including but not limited to specification, microfilm, photocopies, magnetic disks, magnetic tapes, drawings, sketches, models, samples, tools, technical information, data, employee records, maps, financial reports, and market data, (i) furnished by one Party to the other Party dealing with customer specific, facility specific, or usage specific information, other than customer information communicated for the purpose of publication or directory database inclusion, or (ii) in written, graphic, electromagnetic, or other tangible form and marked at the time of delivery as "Confidential" or "Proprietary," or (iii) communicated orally and declared to the receiving Party at the time of delivery, or by written notice given to the receiving Party within ten (10) days after delivery, to be "Confidential" or "Proprietary" (collectively referred to as "Proprietary Information"), shall remain the property of the disclosing Party.

          29.4.2 Each Party shall keep all of the other Party's Proprietary Information confidential and shall use the other Party's Proprietary Information only for performing the covenants contained in this Agreement. Neither Party shall use the other Party's Proprietary Information for any other purpose except upon such terms and conditions as may be agreed upon between the Parties in writing.

          29.4.3 Unless otherwise agreed, the obligations of confidentiality and non-use set forth in this Agreement do not apply to such Proprietary Information that:

          (a) was, at the time of receipt, already known to the receiving Party free of any obligation to keep it confidential as evidenced by written records prepared prior to delivery by the disclosing Party; or

          (b) is or becomes publicly known through no wrongful act of the receiving Party; or

          (c) is rightfully received from a third person having no direct or indirect secrecy or confidentiality obligation to the disclosing Party with respect to such information; or

          (d) is independently developed by an employee, agent, or contractor of the receiving Party that is not involved in any manner with the provision of services pursuant to this Agreement and does not have any direct or indirect access to the Proprietary Information; or

          (e) is approved for release by written authorization of the disclosing Party; or

          (f) is required to be made public by the receiving Party pursuant to applicable law or regulation, provided that the receiving Party shall give sufficient notice of the requirement to the disclosing Party to enable the disclosing Party to seek protective orders.

          29.4.4 Upon request by the disclosing Party, the receiving Party shall return all tangible copies of Proprietary Information, whether written, graphic or otherwise, except that the receiving Party may retain one copy for archival purposes only.

          29.4.5 Notwithstanding any other provision of this Agreement, the provisions of this subsection 29.4 shall apply to all Proprietary Information furnished by either Party to the other in furtherance of the purpose of this Agreement, even if furnished before the Effective Date.

     29.5 CHOICE OF LAW. The construction, interpretation and performance of this Agreement shall be governed by and construed in accordance with the laws of the state in which this Agreement is to be performed, except for its conflicts of laws provisions. In addition, insofar as and to the extent federal law may apply, federal law will control.

     29.6 TAXES

          29.6.1. In General. With respect to any purchase hereunder of
                  ----------
services, facilities or arrangements, if any federal, state or local tax, fee, surcharge or other tax-like charge (a "Tax") is required or permitted by Applicable Law (as defined in subsection 28.1) to be collected from the purchasing Party by the providing Party, then (i) the providing Party shall properly bill the purchasing Party for such Tax, (ii) the purchasing Party shall timely remit such Tax to the providing Party and (iii) the providing Party shall timely remit such collected Tax to the applicable taxing authority.

          29.6.2. Taxes Imposed on the Providing Party. With respect to any
                  ------------------------------------
purchase hereunder of services, facilities or arrangements, if any federal, state or local Tax is imposed by Applicable Law on the receipts of the providing Party, which Law permits the providing Party to exclude certain receipts received from sales for resale to a public utility, distributor, telephone company, local exchange carrier, telecommunications company or other communications company ("Telecommunications Company"), such exclusion being based solely on the fact that the purchasing Party is also subject to a tax based upon receipts ("Receipts Tax"), then the purchasing Party (i) shall provide the providing Party with notice in writing in accordance with subsection
29.6.6 of this Agreement of its intent to pay the Receipts Tax and (ii) shall timely pay the Receipts Tax to the applicable tax authority.

          29.6.3. Taxes Imposed on Customers. With respect to any purchase
                  --------------------------
hereunder of services, facilities or arrangements that are resold to a third party, if any federal, state or local Tax is imposed by Applicable Law on the subscriber, end-user, Customer or ultimate consumer ("Subscriber") in connection with any such purchase, which a Telecommunications Company is required to impose and/or collect from a Subscriber, then the purchasing Party
(i) shall be required to impose and/or collect such Tax from the Subscriber and
(ii) shall timely remit such Tax to the applicable taxing authority.

          29.6.4. Liability for Uncollected Tax, Interest and Penalty. If the
                  ---------------------------------------------------
providing Party has not received an exemption certificate and fails to collect any Tax as required by subsection 29.6.1, then, as between the providing Party and the purchasing Party, (i) the purchasing Party shall remain liable for such uncollected Tax and (ii) the providing Party shall be liable for any interest assessed thereon and any penalty assessed with respect to such uncollected Tax by such authority. If the providing Party properly bills the purchasing Party for any Tax but the purchasing Party fails to remit such Tax to the providing Party as required by subsection 29.6.1, then, as between the providing Party and the purchasing Party, the purchasing Party shall be liable for such uncollected Tax and any interest assessed thereon, as well as any penalty assessed with respect to such uncollected Tax by the applicable taxing authority. If the providing Party does not collect any Tax as required by subsection 29.6.1 because the purchasing Party has provided such providing Party with an exemption certificate that is later found to be inadequate by a taxing authority, then, as between the providing Party and the purchasing Party, the purchasing Party shall be liable for such uncollected Tax and any interest assessed thereon, as well as any penalty assessed with respect to such uncollected Tax by the applicable taxing authority. If the purchasing Party fails to pay the Receipts Tax as required by subsection 29.6.2, then, as between the providing Party and the purchasing Party, (x) the providing Party shall be liable for any Tax imposed on its receipts and (y) the purchasing Party shall be liable for any interest assessed thereon and any penalty assessed upon the providing Party with respect to such Tax by such authority. If the purchasing Party fails to impose and/or collect any Tax from Subscribers as required by subsection 29.6.3, then, as between the providing Party and the purchasing Party, the purchasing Party shall remain liable for such uncollected Tax and any interest assessed thereon, as well as any penalty assessed with respect to such uncollected Tax by the applicable taxing authority. With respect to any Tax that the purchasing Party has agreed to pay, or is required to impose on and/or collect from Subscribers, the purchasing Party agrees to indemnify and hold the providing Party harmless on an after-tax basis for any costs incurred by the providing Party as a result of actions taken by the applicable taxing authority to recover the Tax from the providing Party due to the failure of the purchasing Party to timely pay, or collect and timely remit, such Tax to such authority. In the event either Party is audited by a taxing authority, the other Party agrees to cooperate fully with the Party being audited in order to respond to any audit inquiries in a proper and timely manner so that the audit and/or any resulting controversy may be resolved expeditiously.

          29.6.5. Tax Exemptions and Exemption Certificates. If Applicable Law
                  -----------------------------------------
clearly exempts a purchase hereunder from a Tax, and if such Law also provides an exemption procedure, such as an exemption-certificate requirement, then, if the purchasing Party complies with such procedure, the providing Party shall not collect such Tax during the effective period of such exemption. Such exemption shall be effective upon receipt of the exemption certificate or affidavit in accordance with the terms set forth in subsection 29.6.6. If Applicable Law clearly exempts a purchase hereunder from a Tax, but does not also provide an exemption procedure, then the providing Party shall not collect such Tax if the purchasing Party (i) furnishes the providing Party with a letter signed by an officer requesting such an exemption and citing the provision in the Law which clearly allows such exemption and (ii) supplies the providing Party with an indemnification agreement, reasonably acceptable to the providing Party (e.g., an agreement commonly used in the industry), which holds the providing Party harmless on an after-tax basis with respect to its forbearing to collect such Tax.

          29.6.6.  Notices for Purposes of this Subsection 29.6. All notices,
                   --------------------------------------------
affidavits, exemption-certificates or other communications required or permitted to be given by either Party to the other, for purposes of this subsection 29.6, shall be made in writing and shall be delivered in person or sent by certified mail, return receipt requested, or registered mail, or a courier service providing proof of service, and sent to the addresses set forth in subsection
29.10 as well as to the following:

     To Bell Atlantic:        Tax Administration
                              Bell Atlantic Network Services, Inc.
                              1717 Arch Street
                              30th Floor
                              Philadelphia, PA 19103

     To MFS:                  Corporate Tax Department
                              MFS Communications Company, Inc.
                              11808 Miracle Hills Drive
                              Omaha, Nebraska 68154

Either Party may from time to time designate another address or other addresses by giving notice is accordance with the terms of this subsection 29.6. Any notice or other communication shall be deemed to be given when received.

     29.7 ASSIGNMENT. Neither Party shall assign this Agreement nor any of its rights or obligations hereunder without the prior written consent of the other Party, which consent shall not be unreasonably withheld. Any assignment or delegation in violation of this subsection 29.7 shall be void and ineffective and constitute a default of this Agreement.

     29.8 BILLING AND PAYMENT; DISPUTED AMOUNTS.

          29.8.1 Except may otherwise be provided in this Agreement, each Party shall submit on a monthly basis an itemized statement of charges incurred by the other Party during the preceding month(s) for services rendered hereunder. Payment of billed amounts under this Agreement, whether billed on a monthly basis or as otherwise provided herein, shall be due, in immediately available U.S. funds, within thirty (30) days of the date of such statement.

          29.8.2 Although it is the intent of both Parties to submit timely and accurate statements of charges, failure by either Party to present statements to the other Party in a timely manner shall not constitute a breach or default, or a waiver of the right to payment of the incurred charges, by the billing Party under this Agreement, and the billed Party shall not be entitled to dispute the billing Party's statement(s) based on such Party's failure to submit them in a timely fashion.

          29.8.3 If any portion of an amount due to a Party (the "Billing Party") under this Agreement is subject to a bona fide dispute between the Parties, the Party billed (the "Non-Paying Party") shall within sixty (60) days of its receipt of the invoice containing such disputed amount give notice to the Billing Party of the amounts it disputes ("Disputed Amounts") and include in such notice the specific details and reasons for disputing each item. The Non-Paying Party shall pay when due (i) all undisputed amounts to the Billing Party and (ii) all Disputed Amounts into an interest bearing escrow account with a third party escrow agent mutually agreed upon by the Parties.

          29.8.4 If the Parties are unable to resolve the issues related to the Disputed Amounts in the normal course of business within ninety (90) days after delivery to the Billing Party of notice of the Disputed Amounts, each of the Parties shall appoint a designated representative that has authority to settle the dispute and that is at a higher level of management than the persons with direct responsibility for administration of this Agreement. The designated representatives shall meet as often as they reasonably deem necessary in order to discuss the dispute and negotiate in good faith in an effort to resolve such dispute. The specific format for such discussions will be left to the discretion of the designated representatives, however all reasonable requests for relevant information made by one Party to the other Party shall be honored.

          29.8.5 If the Parties are unable to resolve issues related to the Disputed Amounts within forty-five (45) days after the Parties' appointment of designated representatives pursuant to subsection 29.8.4, then either Party may file a complaint with the Commission to resolve such issues or proceed with any other remedy pursuant to law or equity. The Commission may direct release of any or all funds (including any accrued interest) in the escrow account, plus applicable late fees, to be paid to either Party.

          29.8.6 The Parties agrees that all negotiations pursuant to this subsection 29.8 shall remain confidential and shall be treated as compromise and settlement negotiations for purposes of the Federal Rules of Evidence and state rules of evidence.

          29.8.7 Any undisputed amounts not paid when due shall accrue interest from the date such amounts were due at the lesser of (i) one and one-half percent (1-1/2%) per month or (ii) the highest rate of interest that may be charged under applicable law.

     29.9 DISPUTE RESOLUTION. Any dispute between the Parties regarding the interpretation or enforcement of this Agreement or any of its terms shall be addressed by good faith negotiation between the Parties, in the first instance. Should such negotiations fail to resolve the dispute in a reasonable time, either Party may initiate an appropriate action in any regulatory or judicial forum ofcompetent jurisdiction.

     29.10 NOTICES. Notices given by one Party to the other Party under this Agreement shall be in writing and shall be (a) delivered personally, (b) delivered by express delivery service, (c) mailed, certified mail or first class U.S. mail postage prepaid, return receipt requested, or (d) delivered by telecopy to the following addresses of the Parties:

               To MFS:

               MFS Intelenet of Virginia, Inc.
               33 Whitehall St.
               15/th/ Floor
               New York, NY 10004
               Attn: Director, Regulatory Affairs - Eastern Region
               Facsimile: 212/843-3060

               To Bell Atlantic:

               Director - Interconnection Services
               Bell Atlantic Network Services, Inc.
               1320 N. Courthouse Road
               9th Floor
               Arlington, VA 22201
               Facsimile: 703/974-2183

               with a copy to:

               Vice President and General Counsel
               Bell Atlantic - Virginia, Inc.
               600 East Main Street
               24th Floor
               Richmond, VA 23261
               Facsimile: (804) 772-2143

or to such other address as either Party shall designate by proper notice. Notices will be deemed given as of the earlier of (i) the date of actual receipt, (ii) the next business day when notice is sent via express mail or personal delivery, (iii) three (3) days after mailing in the case of first class or certified U.S. mail, or (iv) on the date set forth on the confirmation in the case of telecopy.

     29.11     SECTION 252(I) OBLIGATIONS

               29.11.1 If, at any time during the term of this Agreement, either Party enters into an agreement to provide an integrated package of services or arrangements substantially similar to that described herein to another CLEC (in the case of BA), or another incumbent LEC (in the case of MFS), operating within the same state to which this Agreement applies, on terms significantly different than those available under this Agreement (the "Other Agreement"), then the other Party may opt to adopt, on a prospective basis only, the rates, terms, and conditions contained in the Other Agreement (i) in its entirety, or
(ii) that relate directly to any of the following individual services, Network Elements, or arrangements, for its own reciprocal arrangements with the first Party, including, without limitation, any term or volume commitments or network architecture configurations:

          (a) Unbundled Loop Elements - Section 251(c)(3) of the Act (Section 11 of this Agreement); or

          (b) Collocation - Section 251(c)(6) of the Act (Section 13 of this Agreement); or

          (c) Number Portability - Section 251(b)(2) of the Act (Section 14 of this Agreement); or

          (d) Access to Rights of Way - Section 251(b)(4) of the Act (Section 16 of this Agreement).

          (e)  transiting arrangements.

          29.11.2 To the extent the exercise of the foregoing options requires a rearrangement of facilities by the providing Party, the opting Party shall be liable for the non-recurring charges associated therewith.

          29.11.3 The Party electing to exercise such option shall do so by delivering written notice to the first Party. Upon receipt of said notice by the first Party, the Parties shall amend this Agreement to provide the same rates, terms and conditions to the notifying Party for the remaining term of this Agreement; provided, however, that the Party exercising its option under this subsection 29.11 must continue to provide the same services or arrangements to the first Party as required by this Agreement, subject either to the rates, terms, and conditions applicable to the first Party in its agreement with the third party or to the rates, terms, and conditions of this Agreement, whichever is more favorable to the first Party in its sole determination.

          29.11.4 BA represents and warrants that, as of the date of this Agreement, it has not entered into any comparable Interconnection agreement with any other CLEC in BA's service territory that is significantly more favorable than the terms contained herein. BA makes no warranty or representation with respect to its Interconnection arrangements with its affiliates or ITCs.

   29.12 JOINT WORK PRODUCT. This Agreement is the joint work product of the Parties and has been negotiated by the Parties and their respective counsel and shall be fairly interpreted in accordance with its terms and, in the event of any ambiguities, no inferences shall be drawn against either Party.

     29.13 NO THIRD PARTY BENEFICIARIES; DISCLAIMER OF AGENCY. This Agreement is for the sole benefit of the Parties and their permitted assigns, and nothing herein express or implied shall create or be construed to create any third-party beneficiary rights hereunder. Except for provisions herein expressly authorizing a Party to act for another, nothing in this Agreement shall constitute a Party as a legal representative or agent of the other Party, nor shall a Party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against or in the name or on behalf of the other Party unless otherwise expressly permitted by such other Party. Except as otherwise expressly provided in this Agreement, no Party undertakes to perform any obligation of the other Party, whether regulatory or contractual, or to assume any responsibility for the management of the other Party's business.

     29.14   NO LICENSE.

             29.14.1 Nothing in this Agreement shall be construed as the grant of a license, either express or implied, with respect to any patent, copyright, trademark, trade name, trade secret or any other proprietary or intellectual property now or hereafter owned, controlled or licensable by either Party. Neither Party may use any patent, copyrightable materials, trademark, trade name, trade secret or other intellectual property right of the other Party except in accordance with the terms of a separate license agreement between the Parties granting such rights.

             29.14.2 Neither Party shall have any obligation to defend, indemnify or hold harmless, or acquire any license or right for the benefit of, or owe any other obligation or have any liability to, the other Party or its customers based on or arising from any claim, demand, or proceeding by any third party alleging or asserting that the use of any circuit, apparatus, or system, or the use of any software,or the performance of any service or method, or the provision of any facilities by either Party under this Agreement, alone or in combination with that of the other Party, constitutes direct, vicarious or contributory infringement or inducement to infringe, misuse or misappropriation of any patent, copyright, trademark, trade secret, or any other proprietary or intellectual property right of any Party or third party. Each Party, however, shall offer to the other reasonable cooperation and assistance in the defense of any such claim.

             29.14.3 NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, THE PARTIES AGREE THAT NEITHER PARTY HAS MADE, AND THAT THERE DOES NOT EXIST, ANY WARRANTY, EXPRESS OR IMPLIED, THAT THE USE BY THE PARTIES OF THE OTHER'S FACILITIES, ARRANGEMENTS, OR SERVICES PROVIDED UNDER THIS AGREEMENT SHALL NOT GIVE RISE TO A CLAIM BY ANY THIRD PARTY OF INFRINGEMENT, MISUSE, OR MISAPPROPRIATION OF ANY INTELLECTUAL PROPERTY RIGHT OF SUCH THIRD PARTY.

     29.15 TECHNOLOGY UPGRADES. Nothing in this Agreement shall limit BA's ability to upgrade its network through the incorporation of new equipment, new software or otherwise. BA shall provide MFS written notice at least ninety (90) days prior to the incorporation of any such upgrades in BA's network that will materially affect MFS's service. MFS shall be solely responsible for the cost and effort of accommodating such changes in its own network.

     29.16 SURVIVAL. The Parties' obligations under this Agreement which by their nature are intended to continue beyond the termination or expiration of this Agreement shall survive the termination or expiration of this Agreement.

     29.17 ENTIRE AGREEMENT. The terms contained in this Agreement and any Schedules, Exhibits, tariffs and other documents or instruments referred to herein, which are incorporated into this Agreement by this reference, constitute the entire agreement between the Parties with respect to the subject matter hereof, superseding all prior understandings, proposals and other communications, oral or written. Neither Party shall be bound by any preprinted terms additional to or different from those in this Agreement that may appear subsequently in the other Party's form documents, purchase orders, quotations, acknowledgements, invoices or other communications.

     29.18 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

     29.19 MODIFICATION, AMENDMENT, SUPPLEMENT, OR WAIVER. No modification, amendment, supplement to, or waiver of the Agreement or any of its provisions shall be effective and binding upon the Parties unless it is made in writing and duly signed by the Parties. A failure or delay of either Party to enforce any of the provisions hereof, to exercise any option which is herein provided, or to require performance of any of the provisions hereof shall in no way be construed to be a waiver of such provisions or options.

     29.20 SUCCESSORS AND ASSIGNS. This Agreement shall be binding on and inure to the benefit of the Parties and their respective legal successors and permitted assigns.

     29.21 PUBLICITY. Neither Party shall use the name of the other Party in connection with this Agreement in a press release or statement without the prior consent of the other Party, which consent shall not be unreasonably withheld.

          IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of this 16th day of July, 1996.


MFS INTELENET OF                                  BELL ATLANTIC -
VIRGINIA, INC.                                    VIRGINIA, INC.


By: /s/ Alex J Harris                             By: /s/ H.R. Stallard
   ---------------------------------------           -------------------

Printed: Alex J. Harris                           Printed: H.R. STALLARD
        ----------------------------------                --------------

Title: Vice President Regulatory Affairs          Title PRES. / CEO - BA-UA
      ------------------------------------             -----------------

SCHEDULE 1.0

CERTAIN TERMS AS DEFINED IN THE ACT, AS OF JULY 16, 1996

     "Dialing Parity" means that a person that is not an affiliate of a local exchange carrier is able to provide Telecommunications Services in such a manner that Customers have the ability to route automatically, without the use of any access code, their Telecommunications to the Telecommunications Services provider of the customer's designation from among two (2) or more
Telecommunications Services providers (including such LEC).

     "Exchange Access" means the offering of access to Telephone Exchange Services or facilities for the purpose of the origination or termination of Telephone Toll Services.

     "InterLATA" means Telecommunications between a point located in a local access and transport area and a point located outside such area.

     "Local Access and Transport Area" or "LATA" means a contiguous geographic area: (a) established before the date of enactment of the Act by a Bell operating company such that no Exchange Area includes points within more than one (1) metropolitan statistical area, consolidated metropolitan statistical area, or State, except as expressly permitted under the AT&T Consent Decree; or
(b) established or modified by a Bell operating company after such date of enactment and approved by the FCC.

     "Local Exchange Carrier" means any person that is engaged in the provision of Telephone Exchange Service or Exchange Access. Such term does not include a person insofar as such person is engaged in the provision of a commercial mobile service under Section 322(c) of the Act, except to the extent that the FCC finds that such service should be included in the definition of such term.

     "Network Element" means a facility or equipment used in the provision of a Telecommunications Service. Such term also includes features, functions, and capabilities that are provided by means of such facility or equipment, including subscriber numbers, databases, signaling systems, and information sufficient for billing and collection or used in the transmission, routing, or other provision of a Telecommunications Service.

     "Number Portability" means the ability of end users of telecommunications services to retain, at the same location, existing telecommunications numbers without impairment of quality, reliability, or convenience when switching from one telecommunications carrier to another.

     "Telecommunications" means the transmission, between or among points specified by the user, of information of the user's choosing, without change in the form or content of the information as sent and received.

     "Telecommunications Carrier" means any provider of Telecommunications Services, except that such term does not include aggregators of Telecommunications Services (as defined in Section 226 of the Communications
Act).

     "Telecommunications Service" means the offering of Telecommunications for a fee directly to the public, or to such classes of users as to be effectively available directly to the public regardless of the facilities used.

     "Telephone Exchange Service" means (a) service within a telephone exchange or within a connected system of telephone exchanges within the same exchange area operated to furnish subscribers intercommunicating service of the character ordinarily furnished by a single exchange, and which is covered by the exchange service charge, or (b) comparable service provided through a system of switches, transmission equipment, or other facilities (or combination thereof) by which a subscriber can originate and terminate a telecommunications service.

     "Telephone Toll Service" means telephone service between stations in different exchange areas for which there is made a separate charge not included in contracts with subscribers for exchange service.

SCHEDULE 3.0

NETWORK IMPLEMENTATION SCHEDULE FOR VIRGINIA

     In accordance with the provisions of Section 3 of the Agreement, the Parties shall make their best efforts to meet the following Milestones no later than the listed Dates.

================================================================================
LATA IN VIRGINIA    MILESTONE                                   DATE
--------------------------------------------------------------------------------
LATA 236            LATA Start Date ("SD")                      Effective Date
                   -------------------------------------------------------------
                    SS7 Certification, Collocation, and NXX(s)  SD plus 15 days
                    Applied For
                   -------------------------------------------------------------
                    Parties Agree on Initial Network Design     SD plus 30 days
                   -------------------------------------------------------------
                    Valid Access Service Request(s) ("ASRs")    SD plus 45 days
                    and Routing Information Received by BA
                   -------------------------------------------------------------
                    Collocation Arrangements Complete for       SD plus 135 days
                    Trunk Interconnection and IDLC for ULLs
                   -------------------------------------------------------------
                    All Trunks Tested and Turned Up; SS7        SD plus 155 days
                    Certification Achieved; /1/ VG ULL
                    Capability Available
                   -------------------------------------------------------------
                    Call-through Testing Completed;             SD plus 180 days
                    "Interconnection Activation Date"
================================================================================

     Failure of a Party or the Parties to meet an earlier Milestone Date shall not relieve either Party of the responsibility to make its best efforts to meet subsequent Milestone Date(s) in the LATA, unless, and only to the extent that, the subsequent Milestone Date(s) depend on the timely completion of such earlier Milestone Date.

     For purposes of Section 3, (i) business Telephone Exchange Service shall be considered "fully operational" in a LATA in the Commonwealth of Virginia when MFS has an effective Tariff for business Telephone Exchange Service in the Commonwealth of Virginia and has a significant number of Telephone Exchange Service Customer lines in service for business Telephone Exchange Service Customers in that LATA in the Commonwealth of Virginia that are not affiliates or employees of either BA or MFS, and (ii) residential Telephone Exchange Service shall be considered "fully operational" in a LATA in the Commonwealth of Virginia when MFS has an effective Tariff for residential Telephone Exchange Service in the Commonwealth of Virginia and has a significant number of Telephone Exchange Service Customer lines in service for residential Telephone Exchange Service Customers in that LATA in the COmmonwealth of Virginia that are not affiliates or employees of either BA or MFS.



___________________
/1/ SS7 certification scheduling depends on actual schedule availability at time of request.

SCHEDULE 4

INTERCONNECTION POINTS IN LATA


                                   LATA 236
                                   --------

M-IP:     Reston Switch
          12379 Sunrise Valley Dr.
          Reston, VA

BA-IP     Arlington Tandem
          1025 N. Irving Street
          Arlington, VA

                     SCHEDULE 4.2 - PHYSICAL ARCHITECTURE

                                [Illustrative]


                           [FLOOR PLAN APPEARS HERE]

                      SCHEDULE 4.3 - INITIAL ARCHITECTURE

                                [Illustrative]


     Bell Atlantic Leases MFS-owned Facilities for Delivery of BA Traffic


                           [FLOOR PLAN APPEARS HERE]



               MFS-owned Facilities for Delivery of MFS Traffic

SCHEDULE 4.5

INTERCONNECTION POINTS FOR DIFFERENT TYPES OF TRAFFIC

     Each Party shall provide the other Party with Interconnection to its network at the following points for transmission, routing and termination. Each Party shall make available at its Interconnection Points facilities to route the traffic it receives to the appropriate final destination. Interconnection at a BA-IP that is a Local Serving Wire Center provides access to all of the Interconnection Points identified below (except for paragraphs 8 through 11), via facilities appropriate for the traffic types and destinations identified below. Compensation for such facilities will be as set forth in Exhibit A or as provided elsewhere herein.

     1. For the termination of Local Traffic or Toll Traffic originated by one Party's Customer and terminated to the other Party's Customer, at the points set forth in subsections 4.2 and/or 4.3 of the main body of the Agreement.

     2. For the termination of Meet Point Billing Traffic Traffic from an IXC to:

          (a)  MFS, at the M-IP in LATA in which the Traffic is to terminate.

          (b)  BA, at the BA-IP in LATA in which the Traffic is to terminate.

     3. For the termination of Transit Traffic from an ITC, wireless carrier or other CLEC to:

          (a)  MFS, at the M-IP in which the Traffic is to terminate.

          (b)  BA, at the BA-IP in LATA in which the Traffic is to terminate.

     4. For 911/E911 traffic originated on MFS's network, at the PSAP in areas where only Basic 911 service is available, or at the BA 911 Tandem Office serving the area in which the MFS Customer is located, in accordance with applicable state laws and regulations and PSAP requirements.

     5. For Directory Assistance (411 or NPA-555-1212) traffic, at the applicable BA Local Serving Wire Center or the BA operator services Tandem Office subtended by such Local Serving Wire Center.

     6. For Operator Services (call completion) traffic, at the applicable BA Local Serving Wire Center or the BA operator services Tandem Office subtended by such Local Serving Wire Center.

     7. For LSV/VCI traffic, at the terminating Party's Local Serving Wire Center or operator services Tandem Office subtended by such Local Serving Wire Center.

     8.   For SS7 signaling originated by:

          (a) MFS, at mutually agreed-upon Signaling Point of Interconnection(s) ("SPOI") in the LATA in which the Local or Toll Traffic originates, over CCSAC links provisioned in accordance with Bellcore GR-905 and Bell Atlantic Supplement Common Channel Signaling Network Interface Specification (BA_905).

          (b) BA, at mutually agreed-upon SPOIs in the LATA in which the Local or Toll Traffic originates, over a CCSAC links provisioned in accordance with Bellcore GR-905 and BA-905.

Alternatively, either Party may elect to interconnect for SS7 signaling through a commercial SS7 hub provider.

     9. For 800/888 database inquiry traffic, at any BA Signaling Transfer Point in the LATA in which the originating MFS Wire Center is located, over a CCSAC link. Alternatively, MFS may elect to interconnect through a commercial SS7 hub provider.

     10. For Line Information Database ("LIDB") inquiry traffic, at any BA Signaling Transfer Point in the LATA in which the LIDB is located, over a CCSAC link. Alternatively, MFS may elect to interconnect through a commercial SS7 hub provider.

     11. For any other type of traffic, at reasonable points to be agreed upon by the Parties, based on the network architecture of the terminating Party's network.

SCHEDULE 6.3

RATE ELEMENTS UNDER MEET POINT BILLING

INTERSTATE ACCESS - TERMINATING TO OR ORIGINATING FROM MFS CUSTOMERS
--------------------------------------------------------------------

RATE ELEMENT                            BILLING COMPANY
------------                            ---------------
Carrier Common Line                     MFS
Local Switching                         MFS
Interconnection Charge                  MFS
Local Transport Facility/
 Tandem Switched Transport Per Mile     Based on negotiated billing percentage
                                        (BIP)
Local Transport Termination/
 Tandem Switched Transport Fixed        BA
Entrance Facility                       BA
800 Database Query                      Party that performs query

INTRASTATE ACCESS - TERMINATING TO OR ORIGINATING FROM MFS CUSTOMERS/1/
-----------------------------------------------------------------------

RATE ELEMENT                            BILLING COMPANY
------------                            ---------------
Carrier Common Line                     MFS
Local Switching                         MFS
Interconnection Charge                  MFS
Local Transport Facility/
 Tandem Switched Transport Per Mile     Based on negotiated billing percentage
                                        (BIP)
Local Transport Termination/
 Tandem Switched Transport Fixed        BA
Entrance Facility                       BA
800 Database Query                      Party that performs query


____________________________
/1/ Pending approval of the BA intrastate local transport restructure tariff, intrastate access services subject to the pending tariff will be charged pursuant to effective tariffs, as agreed by the Parties, subject to true-up at either Party's request.

SCHEDULE 27.0

PERFORMANCE INTERVAL DATES FOR SPECIFIED
ACTIVITIES


--------------------------------------------------------------------------------
          SPECIFIED ACTIVITY                 PERFORMANCE INTERVAL DATE/2/
(I) UNBUNDLE LOCAL LOOP INSTALLATION/1/
    -----------------------------------
--------------------------------------------------------------------------------
1-10 Loops per service order                 6 business days from BA's receipt
                                             of valid service order
--------------------------------------------------------------------------------
11-20 Loops per service order                10 business days from BA's receipt
                                             of valid service order
--------------------------------------------------------------------------------
21 + Loops per service order                 To be negotiated on order-by-order
                                             basis
--------------------------------------------------------------------------------
(II) INTERIM NUMBER PORTABILITY INSTALLATION
     ---------------------------------------
--------------------------------------------------------------------------------
1-10 Numbers per service order               6 business days from BA's receipt
                                             of valid service order
--------------------------------------------------------------------------------
11-20 Numbers per service order              10 business days from BA's receipt
                                             of valid service order
--------------------------------------------------------------------------------
21 + Numbers per service order               To be negotiated on order-by-order
                                             basis
--------------------------------------------------------------------------------
(III) OUT-OF-SERVICE REPAIRS                 Less than 24 hours from BA's
      ----------------------
                                             receipt of notification of out-of-
                                             service condition
--------------------------------------------------------------------------------

______________________________
/1/ The Unbundled Loop Installation intervals set forth in this Schedule 27.0 apply only to ULLs offered by BA as of the date of this Agreement. Installation intervals for new ULLS will be developed by the Parties as such ULLs become available.

/2/ Unless otherwise agreed to by the Parties, in which case the Performance Interval Date shall be extended until the agreed-upon date. Notwithstanding the Performance Interval Dates contained in this Schedule 27.0, under no circumstances will BA be obligated to extend installation, provision, or repair intervals to MFS that are more favorable than BA extends to its own customers for comparable services.

SCHEDULE 27.1

MFS SERVICE QUALITY STANDARDS

1.0  UNBUNDLED LOCAL LOOP INSTALLATION ORDERS

1.1 All order information submitted by MFS is valid (e.g. street address, floor/unit number, cable pair assignment, etc.).

1.2  Customer (end user) is available at appointed time and day.


2.0  "LIVE" CUTOVER UNBUNDLED LOCAL LOOP INSTALLATION ORDERS (PURSUANT TO
SECTION 11.6)

2.1  Accurate account and end user information submitted on service request.

2.2  Accurate tie cable and pair assignment provided by MFS on service request.

                                                                       EXHIBIT A

                BELL ATLANTIC-VIRGINIA, INC. AND MFS INTELENET
                               OF VIRGINIA, INC.

                   DETAILED SCHEDULE OF ITEMIZED CHARGES/1/
                   -------------------------------------

A.   BA SERVICES, FACILITIES, AND ARRANGEMENTS:

--------------------------------------------------------------------------------
     BA SERVICE                    NON-RECURRING            RECURRING
     ----------                    -------------            ---------
--------------------------------------------------------------------------------
1.a. Entrance facilities, and      Per interstate [BA FCC #1 sec. 6.9.1.] and
     transport, as appropriate     (proposed) intrastate [BA-VA SCC 217 sec.
     for Interconnection at BA     6.8.2] access tariffs for Feature Group D
     End Office, Tandem Office,    service/2/
     Serving Wire Center, or
     other Point of
     Interconnection

                                   Illustrative:

                                     Interstate non-recurring: $1, plus $1
                                   switched access connection charge per trunk;
                                   DS-1 entrance facility $210-$212/mo.

                                     Intrastate nonrecurring: $895 for first DS-
                                   1, $280 for additional, plus $25 switched access connection charge per trunk; DS-1 entrance facility $270/mo.

--------------------------------------------------------------------------------
1.b. Collocation and related       Per interstate [BA FCC 1 sec. 19] and
     services for Interconnection  intrastate access tariffs/3/
     at BA End Office, Tandem
     Office, or Serving Wire
     Center
--------------------------------------------------------------------------------

/1/ Rates listed herein for services, facilities, or arrangements that are marked with an asterisk (*) are fixed pursuant to Section 20 of the Agreement for the initial term of the Agreement, as set forth in Section 22 of the Agreement. Rates for services, facilities, or arrangements that are not marked with an asterisk shall change in accordance with the provisions of Section 20 of the Agreement.

/2/ Pending approval of the BA intrastate local transport restructure tariff, intrastate access services subject to the pending tariff will be charged pursuant to effective tariffs, as agreed by the Parties, subject to true-up at either Party's request.

/3/ Pending approval of the BA intrastate collocation tariff to be filed no later December 31, 1996, all collocation services shall be charged at rates found in BA FCC 1 sec. 19.

--------------------------------------------------------------------------------
     BA SERVICE                    NON-RECURRING            RECURRING
     ----------                    -------------            ---------
--------------------------------------------------------------------------------
1.c. Tandem transit arrangements   Per tariffs cited in     Per interstate [BA
     (for Interconnection between  sections 1.a. and 1.b.   FCC 1 sec. 6.9.1.B]
     MFS and carriers other than   above, as applicable;    and (proposed)
     BA)                           separate trunks          intrastate [BA-VA
                                   required for IXC         SCC 217 sec.
                                   subtending trunks/4/     6.8.2.B] for tandem
                                                            switching and
                                                            tandem switched
                                                            transport, as
                                                            applicable/5/

                                                            Illustrative:

                                                            Interstate,
                                                            (proposed)
                                                            intrastate tandem
                                                            switching
                                                            $.000999/mou, tandem
                                                            switched transport
                                                            $.000195/mou plus
                                                            $.000045/mou/mile
--------------------------------------------------------------------------------
1.d. 911 Interconnection           Per tariffs cited in 1.a., 1.b., and 1.c.
                                   above, as applicable, for entrance facility
                                   plus applicable transport, or Collocation
                                   Arrangement at 911 tandem
--------------------------------------------------------------------------------

/4/  See note 2 above.

/5/  See note 2 above.

--------------------------------------------------------------------------------
       BA SERVICE                    NON-RECURRING         RECURRING
       ----------                    -------------         ---------
--------------------------------------------------------------------------------
1.e.   Directory assistance          Intrastate per        Intrastate per
       Interconnection               (proposed) BA-VA      (proposed) BA-VA
                                     SCC 217 sec. 9.6.B    SCC 217 sec. 9.6.B;
                                     (transport)/6/
                                                           Illustrative:

                                                             Per call rate
                                                           $.000092 fixed,
                                                           $.000021 per mile,
                                                           $.000462 tandem
                                                           switching, $.003705
                                                           interconnection/7/

                                     Interstate per BA     Interstate per BA
                                     FCC 1 sec. 9.6.B      FCC 1 sec. 9.6.B

                                                           Illustrative:

                                                             Per call rate
                                                           $.000082 fixed,
                                                           $.000019 per mile,
                                                           $.000353 tandem
                                                           switching, $.002311
                                                           interconnection
--------------------------------------------------------------------------------
1.f.   Operator services (call       Per separate contract
       completion) Interconnection
--------------------------------------------------------------------------------
2.     Unbundled elements            Available as listed herein and in
                                     interstate and intrastate tariffs, and
                                     pursuant to Section 11. of the Agreement
--------------------------------------------------------------------------------
3.     Poles, ducts, conduits, ROW   Per contract rates pursuant to 47 U.S.C.
                                     sec. 224

                                     Illustrative:

                                       Duct (Northern Virginia) $4.50/ft/yr.

                                       Pole $4.46/attachment/yr.
--------------------------------------------------------------------------------

/6/    See note 2 above.

/7/    See note 2 above.


------------------------------------------------------------------------------------------------------------------------------------
        BA SERVICE                              NON-RECURRING               RECURRING
        ----------                              -------------               ---------
------------------------------------------------------------------------------------------------------------------------------------
4.a.    Local loop transmission*                Permanent rates to be       Permanent rates to
        Unbundled Local Loop Element            determined by               determined by
        Cross Connection to POTS loop           appropriate arbitral        appropriate arbitral
                                                body. Interim rates         body. Interim rates
                                                will apply until the        will apply until the
                                                permanent rates are         permanent rates are
                                                determined./8/              determined./9/
------------------------------------------------------------------------------------------------------------------------------------
4.b.    Special construction charges            As applicable per BA-VA SCC 203 sec. 2
------------------------------------------------------------------------------------------------------------------------------------
4.c     Central office technician charges       Per interstate [BA FCC 1 sec. 13.2 or sec. 19.5] tariff
        (during normal working hours)
------------------------------------------------------------------------------------------------------------------------------------
5.a.    Trunk Side local transport

        DS-1 transport                          Per interstate [BA FCC 1 sec. 6.9.1.C] and (proposed) intrastate [BA-VA SCC 217 sec. 6.8.2.C] tariffs/10/

                                                Illustrative recurring:
                                                  Interstate $60/mo. fixed, $17.70/mile/mo.
                                                  Intrastate $75/mo. fixed, $30/mile/mo.
------------------------------------------------------------------------------------------------------------------------------------
5.b.    DS-3 transport                          Tariff reference see 5.a. above.

                                                Illustrative recurring:

                                                  Interstate, intrastate $900/mo. fixed, $180/mile/mo.
------------------------------------------------------------------------------------------------------------------------------------


/8/     Interim rates will be based on the following order of precedence: (i)
effective tariff(s), (ii) other BA ILEC-CLEC Interconnection Agreement(s) in the state, (iii) any Commission recommendation, or (iv) mutual agreement of the Parties.

/9/     See preceding note.

/10/    See note 2 above.

--------------------------------------------------------------------------------
     BA SERVICE                 NON-RECURRING            RECURRING
     ----------                 -------------            ---------
--------------------------------------------------------------------------------
6.   Local switching*

     POTS switch Port           $6/service order plus    $1.50/mo., plus usage
                                $6/Port                  per tariff, minus
                                                         wholesale discount
                                                         per section 14 below
--------------------------------------------------------------------------------
7.a. Operator services

     911 service (data entry;   No charge
     database maintenance)*
--------------------------------------------------------------------------------
7.b. Directory assistance       Per tariff or separate   Per tariff or separate
                                contract; branding       contract
                                available
                                                         Illustrative tariff
                                                         rates:

                                                         Interstate [BA FCC 1
                                                         sec. 9.6], $.275-.288
                                                         per call

                                                         Intrastate (proposed)
                                                         [BA-VA SCC 217
                                                         sec. 9.6.A], $.25 per
                                                         call

                                                         Directory transport
                                                         per section 1.e. above
--------------------------------------------------------------------------------
7.c  Operator call completion   Per separate contract; branding available
--------------------------------------------------------------------------------
8.a. White pages directory      $5.00 per primary        No charge
     listings*                  listing per number
--------------------------------------------------------------------------------
8.b  Books & delivery (annual   No charge for normal numbers of books delivered
     home area directories      to end users; bulk deliveries to CLEC per
     only)*                     separate arrangement
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
     BA SERVICE                          NON-RECURRING        RECURRING
     ----------                          -------------        ---------
-----------------------------------------------------------------------------------
8.c.  Additional listings, changes to    Per tariff [BA-VA    Per tariff [BA-VA
     listing, non-listed, non-published, SCC 203 sec. 4]      SCC 203 sec. 4]
     and other extra services
                                         Illustrative:        Illustrative:

                                          Additional listing: Additional listing:
                                         $9 residence; $17    $1.12/mo. residence
                                         business             $1.42/mo. business

                                          Change to listing:  Non-list:
                                         $9 residence; $17    $1.06/mo. residence
                                         business             or business

                                          Non-list:
                                         $9 residence; $17    Non-published:
                                         business             $1.71/mo.
                                                              residence
                                                              or business

                                          Non-published:
                                         $9 residence; $17
                                         business
-----------------------------------------------------------------------------------
9.   Access to telephone numbers
     (NXX codes issued per ICCF          No charge
     Code Administration Guidelines)*
-----------------------------------------------------------------------------------
10.a SS7 Interconnection                 Per interstate [BA   Per interstate [BA
                                         FCC 1 sec. 6.9.1.G]  FCC 1 sec. 6.9.1.L]
                                         and intrastate [BA-  and intrastate [BA-
                                         VA SCC 217 sec.      VA SCC 217 sec.
                                         6.8.2.C] tariff      6.8.2.G] tariff

                                                              Illustrative:

                                                               STP ports,
                                                              $900/mo.;

                                                               STP access,
                                                              $3.50/mile/mo. to
                                                              $5.72/mile/mo.
-----------------------------------------------------------------------------------

-------------------------------------------------------------------------------
          BA SERVICE               NON-RECURRING            RECURRING
          ----------               -------------            ---------
-------------------------------------------------------------------------------
 10.b     LIDB Interconnection     Per tariff [BA FCC 1     Per tariff [BA FCC
                                   sec. 6.9.1M]             1 sec. 6.9.1M]

                                   Illustrative.            Illustrative:

                                    Originating point        Query validation
                                   code, $125               $.04/query

                                                             Query transport
                                                            $.0002/query
-------------------------------------------------------------------------------
 10.c     800/888 data base        No separate charge       Per interstate [BA
          Interconnection          (included in FGD         FCC 1 sec.
                                   trunk and STP links)     6.9.2.A.1], and
                                                            intrastate [BA-VA
                                                            SCC 217 sec.
                                                            6.8.2.K] tariffs

                                                            Illustrative:

                                                             Interstate basic
                                                            query,
                                                            $.003105/query;
                                                            vertical feature
                                                            package,
                                                            $.000337/query

                                                             Intrastate basic
                                                            query,
                                                            $.003089/query;
                                                            vertical feature
                                                            package,
                                                            $.000327/query

-------------------------------------------------------------------------------
 11.a     Interim number           service order per        $3/mo. per number
          portability              location $30             for up to 10 paths;
          through co-carrier                                $.40/mo. per
          call forwarding          installation per         additional path
                                   number $35 (unless
                                   installed with unbundled
                                   loop)

                                   installation per
                                   separate path
                                   arrangement $20
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     BA SERVICE                               NON-RECURRING      RECURRING
     ----------                               -------------      ---------
--------------------------------------------------------------------------------
 11.b     Access pass-through to number                          In accordance
         portability purchaser*                                  with section
                                                                 14.5 of
                                                                 Agreement.
--------------------------------------------------------------------------------
 12.     Local dialing parity*                 No charge
--------------------------------------------------------------------------------
 13.a    Reciprocal call termination

          Local Traffic delivered to Bell
         Atlantic Interconnection Point

          First year*                                            $.009/mou
        ------------------------------------------------------------------------
          After first year*                                      In accordance
                                                                 with note 13
                                                                 below
--------------------------------------------------------------------------------
 13.b     Access charges for termination                         Per interstate
         of intrastate and interstate Toll                       and intrastate
         Traffic                                                 access tariffs
                                                                 (charged in
                                                                 conjunction
                                                                 with Local
                                                                 Traffic, using
                                                                 PLU and PIU, as
                                                                 appropriate)
--------------------------------------------------------------------------------
 14.a    Wholesale rates for resale of        Percentage discount from retail
                                              -------------------------------
         telecommunications services provided tariff/12/
                                              ----------
         to end users*/11/
--------------------------------------------------------------------------------
 14.b     Individual Case Basis services      No discount
         and similar single-customer serving
         arrangements; directory assistance
         and operator call completion*
--------------------------------------------------------------------------------

/11/   Excludes telecommunications services designed primarily for wholesale, such as switched and special access, and, subject to Section 12 of the Agreement, the following additional arrangements that are not subject to resale: limited duration promotional offerings, public coin telephone service, and technical and market trials. Taxes shall be collected and remitted by the reseller and BA in accordance with legal requirements and as agreed between the Parties. Surcharges (e.g., 911, telecommunications relay service, universal service fund) shall be collected by the reseller and either remitted to the recipient agency or NECA, or passed through to BA for remittance to the recipient agency or NECA, as appropriate and agreed between the Parties. End user common line charges shall be collected by the reseller and remitted to BA.

/12/   Pending establishment of mechanized billing procedures adapted to resale,the Parties will agree upon a composite "bottom-of-the-bill" discount that reflects the discounts and exclusions identified herein, and such other adjustments as the Parties agree.

--------------------------------------------------------------------------------
        BA SERVICE                   NON-RECURRING                RECURRING
        ----------                   -------------                ---------
--------------------------------------------------------------------------------
 14.c    IntraLATA toll, including   Discount per sections 14.d. and 14.e. below
        discount plans*              applied to composite weighted average toll
                                     rate per minute
--------------------------------------------------------------------------------
 14.d    Other retail residential    6% discount
         services*
--------------------------------------------------------------------------------
 14.e    Other retail business       9% discount
         services*
--------------------------------------------------------------------------------

B.   MFS SERVICES, FACILITIES, AND ARRANGEMENTS:

-------------------------------------------------------------------------------------------------
     MFS SERVICE                         NON-RECURRING                  RECURRING
     -----------                         -------------                  ---------
-------------------------------------------------------------------------------------------------
1.a. Interim Number Portability
     through co-carrier call
     forwarding*

     Number portability*                 $30/service order,             $3/mo. for ten paths
                                         $35/number (not                per number; plus
                                         ordered with ULL)              $.40/mo. per
                                                                        additional path
                                         $20 per additional
                                         path order
-------------------------------------------------------------------------------------------------
1.b  Access pass-through to number                                      In accordance with
     portability purchaser*                                             sec. 14.5 of
                                                                        Agreement
-------------------------------------------------------------------------------------------------
2.   Local dialing parity*               No charge
-------------------------------------------------------------------------------------------------
3.a  Reciprocal call termination

     Local Traffic delivered
     to MFS Interconnection Point*

      First year*                                                       $.009/mou
     --------------------------------------------------------------------------------------------
      After first year*                                                 In accordance with
                                                                        note 13 below
-------------------------------------------------------------------------------------------------
3.b  Access charges for                                                 Per MFS interstate
     termination of intrastate                                          and intrastate access
     and interstate Toll Traffic                                        rates (charged in
                                                                        conjunction with
                                                                        Local Traffic, using
                                                                        PLU and PIU, as
                                                                        appropriate)
-------------------------------------------------------------------------------------------------
4.   All other MFS services              Available at MFS tariffed or otherwise
     available to BA for                 generally available rates, not to exceed BA
     purposes of                         rates for equivalent services available to
     effectuating local                  MFS
     exchange competition
-------------------------------------------------------------------------------------------------
5.   Other Services

     Information Service billing fee     No Charge                      $.03 per call
-------------------------------------------------------------------------------------------------

13   LOCAL TRAFFIC TERMINATION RATES (AFTER FIRST YEAR)

A.   Charges by BA
     -------------

     (a) Traffic delivered to BA Local Serving Wire Center ("LSWC") or BA Access Tandem: $.009 per mou

     (b)  Traffic delivered directly to terminating BA End Office: $.007 per mou

     Note: All BA-IPs identified in Schedule 4.0 as of the Effective Date are LSWC or Access Tandems. Therefore, Local Traffic delivered to such BA-IPs shall be subject to the rate of $.009 per mou.



B.   Charges by MFS
     --------------

1.   Single-tiered interconnection structure:

     MFS's rates for the termination of BA's Local Traffic under the single-tiered interconnection structure shall be recalculated once each year on each anniversary of the Effective Date (the "Rate Determination Date"). The initial Rate Determination Date shall be the first anniversary of the Effective Date. The methodology for recalculating the rates is as follows:

          LSWC/Access Tandem Minutes = Total minutes of use of Local Traffic delivered by MFS to the BA LSWC or BA Access Tandem for most recent billed month.

          End Office Minutes = Total minutes of use Local Traffic delivered by MFS directly to the terminating BA End Office for most recent billed month.

          Total Minutes = Total minutes of use of Local Traffic delivered by MFS to BA for most recent billed month.

          MFS Charge at the M-IP =

          (LSWC/Access Tandem Minutes x $.009) + (End Office Minutes x $.007)
          -------------------------------------------------------------------
                                        Total Minutes

2. Multiple-tiered interconnection structure (if offered by MFS to any carrier)

     (a) Local Traffic delivered to MFS LSWC or MFS Access Tandem: $.009

     (b) Local Traffic delivered to terminating MFS End Office/node: $.007

C.   Miscellaneous Notes
     -------------------

1. In the event a Party desires to deliver Local Traffic to a LSWC (i) that is not located within 25 miles of the Tandem Office to which it is subtended, and/or (ii) where the Tandem Office that it subtends is not located within 25 miles of the Tandem Office that is subtended by the terminating End Office, then such Party shall (x) in addition to paying the LSWC/Access Tandem termination rate described above, purchase the necessary facilities from the terminating Party to transport such Traffic to a qualifying LSWC or Access Tandem that is not subject to either conditions (i) or (ii) above, (y) purchase such other service(s) as the terminating Party may offer under applicable tariff to remedy such condition(s), or (z) enter into a new compensation arrangement as the Parties may agree. Notwithstanding the foregoing, nothing in this Agreement shall obligate BA to provide switching services at a LSWC when it functions as such.

2. In the event the two-tiered rate structure described above is modified pursuant to Applicable Law to a single rate structure, BA and MFS (to the extent MFS is offering a multiple-tiered interconnection structure) shall each have the right to apply its tariffed switched access transport charges for transporting Local Traffic it receives at its LSWC to the first point of switching in its network in the LATA.

3. The MFS termination rate under the single-tiered interconnection structure set forth above is intended by the Parties to be a Local Traffic termination rate for Interconnection to the M-IP within each LATA that is reciprocal and equal to the actual rates that will be charged by BA to MFS under the two-tiered Local Traffic termination rate structure described above that will apply after the first anniversary of the Effective Date. The single MFS termination rate is also intended to provide financial incentives to MFS to deliver traffic directly to BA's terminating End Offices once MFS's traffic volumes reach an appropriate threshold. The Parties agree that the Reciprocal Compensation rate(s) set forth herein recover a reasonable approximation of each Party's additional costs of terminating calls that originate on the network facilities of the other Party.

EXHIBIT B

                       NETWORK ELEMENT BONA FIDE REQUEST

     1. Each Party shall promptly consider and analyze access to a new unbundled Network Element with the submission of a Network Element Bona Fide Request hereunder. The Network Element Bona Fide Request process set forth herein does not apply to those services requested pursuant to Report & Order and Notice of Proposed Rulemaking 91-141 (rel. October 19, 1992), Paragraph 259 and Footnote 603 or subsequent orders.

     2. A Network Element Bona Fide Request shall be submitted in writing and shall include a technical description of each requested Network Element, the telecommunications service(s) to be provided by the requesting Party using the requested Network Element(s), the means of Interconnection, the number or volume requested, the locations, and the date(s) such Network Elements are desired. The requesting Party shall either make a binding commitment to order the Network Elements requested in the quantity and within the time frame requested or to pay the requested Party the costs of processing the Requests.

     3. The requesting Party may cancel a Network Element Bona Fide Request at any time, but shall pay the other Party's reasonable and demonstrable costs of processing and/or implementing the Network Element Bona Fide Request up to date of cancellation.

     4. Within ten (10) business days of its receipt, the receiving Party shall acknowledge receipt of the Network Element Bona Fide Request.

     5. Except under extraordinary circumstances, within thirty (30) days of its receipt of a Network Element Bona Fide Request, the receiving Party shall provide to the requesting Party a preliminary analysis of such Network Element Bona Fide Request. The preliminary analysis shall confirm that the receiving Party will offer access to the Network Element or will provide a detailed explanation that access to the Network Element is not technically feasible and/or that the request does not qualify as a Network Element that is required to be provided under the Act.

     6. If the receiving Party determines that the Network Element Bona Fide Request is technically feasible and otherwise qualifies under the Act, it shall promptly proceed with developing the requested Network Element upon receipt of written authorization from the requesting Party. When it receives such authorization, the receiving Party shall promptly develop the requested services, determine their availability, calculate the applicable prices and establish installation intervals.

     7. Unless the Parties otherwise agree, the requested Network Element must be priced in accordance with Section 252(d)(1) of the Act.

     8. As soon as feasible, but not more than ninety (90) days after its receipt of authorization to proceed with developing the requested Network Element, the receiving Party shall provide to the requesting Party a Network Element Bona Fide Request quote which will include, at a minimum, a description of each Network Element, the availability, the applicable rates and the installation intervals.

     9. Within thirty (30) days of its receipt of the Network Element Bona Fide Request quote, the requesting Party must either confirm its order for the requested Network Element pursuant to the Network Element Bona Fide Request quote or seek arbitration by the Commission pursuant to Section 252 of the Act.

     10. If a Party to a Network Element Bona Fide Request believes that the other Party is not requesting, negotiating or processing the Network Element Bona Fide Request in good faith, or disputes a determination, or price or cost quote, or is failing to act in accordance with section 251 of the Act, such Party may seek mediation or arbitration by the Commission pursuant to Section 252 of the Act.

EXHIBIT C

                   DIRECTORY ASSISTANCE AND CALL COMPLETION
                              SERVICES AGREEMENT

     THIS AGREEMENT is made, effective this ______ day of _________, 1996, by and between BELL ATLANTIC NETWORK SERVICES, INC. (hereinafter referred to as "Bell Atlantic"), a Delaware corporation with offices at 13100 Columbia Pike, Silver Spring, Atlantic"), a Delaware corporation with offices at 13100 Columbia Pike, Silver Spring, MD 20904, and _________________________, (hereinafter referred to as "Carrier"), a _______________ corporation with offices at
__________________________________.


1.   SCOPE AND TERM OF AGREEMENT
     ---------------------------

1.1 SCOPE This Agreement sets forth the terms and conditions which shall govern the use of and payment for Directory Assistance (DA) Service and IntraLATA Call Completion Service (hereinafter collectively referred to as "Services") to be provided by Bell Atlantic, or its affiliated companies, to Carrier. Carrier shall subscribe to and pay for Services for Carrier's local exchange customers in the _______________ LATAs.

1.2 TERM The initial term of this Agreement shall commence as of 12:01 a.m. on the date first written above and shall expire upon the conclusion of the subscription period selected by Carrier in Appendix A. At the end of this initial term, this Agreement, including Carrier's subscription to Services, shall automatically renew for the same length of time as the initial subscription period unless either party provides written notice to the other of its intent to terminate at least three (3) months prior to the expiration of the current term.


2.   DESCRIPTION OF SERVICES
     -----------------------

2.1  DIRECTORY ASSISTANCE (DA) SERVICE

     a. Directory Assistance Service shall consist of 1) directory transport by Bell Atlantic from the point of Bell Atlantic's interconnection with Carrier's trunks to Bell Atlantic's designated DA locations, and 2) the provision of telephone number listings by Bell Atlantic Carrier Call Representatives (CCRs) in response to calls from Carrier's local exchange customers located in the LATAs designated in Section 1.1, at the rates specified in Appendix A.

     b. A maximum of two requests for telephone numbers will be accepted per DA call. A "DA call" as used in this Agreement shall mean a call answered by or forwarded to Bell Atlantic, regardless of whether a telephone number is requested, provided or available. The listings that will be available to Carrier's customers are those telephone numbers that are listed in Bell Atlantic's DA records for the LATAs or NPAs designated in Section 1.1.

2.2  CONNECT REQUEST(TM) SERVICE

     a) Connect ReQuest(TM) Service is an optional DA call completion service. It provides Directory Assistance end users the option of placing a call to a requested DA listing without having to hang up and redial. If a caller requests two numbers on a DA call, only the second number will be completed using Connect ReQuest(TM).

     b) Connect ReQuest(TM) requires that the Carrier meet switching, facility, and other technical standards as required by Bell Atlantic to provide this Service. Bell Atlantic will deliver all Connect ReQuest(TM) calls back to the Carrier for completion.

2.3  INTRALATA CALL COMPLETION SERVICE

     a) IntraLATA Call Completion Service consists of the live and automated call completion services specified in Appendix B, including the completion of collect, card and bill-to-third party calls; busy line verification; customer requested interrupt; and other assistance to callers. IntraLATA Call Completion Service includes the support of the Bell Atlantic carrier call centers and call completion facilities used to provide such services to Carrier.

     b) Bell Atlantic will provide Carrier with unrated records for the call completion services provided by Bell Atlantic on behalf of Carrier. The rating, billing, and settlement of end-user charges for the calls are the responsibility of Carrier.

2.4 BRANDING Branding is a service option that permits the Carrier to deliver a customized front end announcement to its callers, identifying the Carrier as the customer service provider. Branding is available for DA as well as Call Completion Services. Carrier shall provide the information required by Bell Atlantic to create this announcement. Branding also requires that the Carrier maintain dedicated trunking arrangements to the designated Bell Atlantic DA or operator switch location.

2.5 CARRIER SUBSCRIPTION SELECTION FORM The specific Services to which Carrier shall subscribe and the applicable service subscription periods are contained in Appendix A ("Carrier Subscription Selection Form").

3.   COMMENCEMENT AND IMPLEMENTATION OF SERVICE
     ------------------------------------------

3.1 TECHNICAL QUESTIONNAIRE Each party shall make good-faith efforts to carry out its respective responsibilities in meeting a jointly established schedule for implementation. All records and other required information specified in Appendix C will be furnished by Carrier at least sixty (60) days prior to the commencement of Services (i.e., the cutover date described in Section 3.2.) Notices of any changes, additions, or deletions to such records and information shall be provided promptly in writing by Carrier to Bell Atlantic.

3.2 CUTOVER The cutover date for a selected Services shall be the date on which such Service shall be available to all of Carrier's local exchange customers in the LATAs designated in Section 1.1. The subscription term set forth in Appendix A for such Services shall commence on the cutover date.

3.3 SERVICE REVIEW MEETINGS Bell Atlantic will meet and confer with Carrier during the term of this Agreement to review and discuss the Services provided under this Agreement. The times for meetings will be established by mutual agreement of the parties.

4.   EQUIPMENT AND FACILITIES
     ------------------------

4.1 BELL ATLANTIC will establish and maintain such access equipment and related facilities for its Carrier Call Centers as may be necessary to perform the Services specified in Appendix A, provided that Carrier furnishes Bell Atlantic the information specified in Appendix C and any changes in such information in a timely and accurate manner. Any additional Services that Carrier seeks during the term of this Agreement will be subject to mutual agreement and availability of facilities and equipment.

4.2 CARRIER will provide and maintain such equipment within its premises as is necessary to permit the Bell Atlantic to perform the agreed upon Services in accordance with Bell Atlantic standard equipment operation and traffic operation procedures.

4.3  CARRIER TRANSPORT AND SWITCHED ACCESS CONNECTION

     a) Carrier shall, at its expense, arrange for and establish the trunking and other transport, interface, and signaling arrangements required for Bell Atlantic to provide Services to Carrier. Separate dedicated trunks for each NPA or LATA may be required. Any trunks or other transport and access that Carrier obtains from Bell Atlantic to deliver Carrier's calls to Bell Atlantic shall be provided pursuant to the applicable tariffs, and not under this Agreement. Bell Atlantic agrees to coordinate the scheduling of Services to be provided under this Agreement with the scheduling of any trunking or related services provisioned by Bell Atlantic under this tariffs.

     b) Carrier shall specify the number of trunks required for Services. For Directory Assistance Service, Carrier must provide Feature Group D (FGD) trunks directly to the location designated by Bell Atlantic. For IntraLATA Call Completion Service, Carrier must provide trunks with operator services signaling directly to the location designated by Bell Atlantic. Bell Atlantic shall provide Carrier at least three (3) months advance notice in the event of any change in designated locations.

5.   PAYMENT FOR SERVICES
     --------------------

5.1 RATES Carrier agrees to pay for Services at the rates contained in Appendix A.

5.2 SETTLEMENTS Carrier shall render payment to Bell Atlantic net thirty (30) calendar days from the date of delivery of the Service or from the date of billing for the Service, whichever occurs later. Carrier shall pay interest on any amount overdue at the rate of fifteen (15) percent per annum.

5.2 TAXES The rates specified in this Agreement and Appendices are exclusive of all taxes, duties or similar charges imposed by law. Carrier shall be liable for and shall reimburse Bell Atlantic for any sales, use, excise or other taxes applicable to the services performed under this Agreement.

5.4 LIQUIDATED DAMAGES In the event that Carrier discontinues using Bell Atlantic's Services in whole or in part, or terminates this agreement prior to the expiration of the subscription term, the parties agree the Bell Atlantic will incur expenses and damages that will be difficult to calculate. Therefore, the parties agree that in the event of such discontinuance or termination, Carrier shall pay an amount equal to the charges billed for the month in which the highest usage of Services occurred, multiplied by the number of months remaining in the then-current term, or b) the sum of $100,000, whichever is greater. If Carrier causes this Agreement to terminate before the commencement of any Service selected in Appendix A, Carrier shall pay for all costs already incurred by Bell Atlantic in establishing and preparing for the commencement of such Service or the sum of $100,000, whichever is greater.

5.5 CARRIER'S CUSTOMERS Carrier shall be responsible for all contacts and arrangements with its customers concerning the provision and maintenance, and the billing and collection, of charges for Services furnished to Carrier's customers.

6.   LIMITATION OF LIABILITY
     -----------------------

6.1 DIRECT DAMAGES In the event that Bell Atlantic, through negligence or willful misconduct, fails to provide the Services selected and contracted for under this Agreement, Bell Atlantic shall be liable to Carrier for Carrier's direct damages resulting from such failure, up to an amount not to exceed the payment of charges under this Agreement for the Services affected.

6.2 OTHER REMEDIES THE EXTENT OF BELL ATLANTIC'S LIABILITY ARISING UNDER THIS AGREEMENT SHALL BE LIMITED AS DESCRIBED IN PARAGRAPH 6.1 ABOVE. IN NO EVENT SHALL BELL ATLANTIC BE LIABLE FOR ANY OTHER LOSS, COST, CLAIM, INJURY, LIABILITY, OR EXPENSE RELATED TO OR ARISING OUT OF THIS AGREEMENT OR THE SERVICES PROVIDED HEREUNDER INCLUDING, BUT NOT LIMITED TO, ANY INCIDENTAL, SPECIAL, INDIRECT, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO LOSS OF REVENUE OR PROFIT, WHETHER RECOVERY IS SOUGHT IN TORT, CONTRACT, OR OTHERWISE, EVEN IF BELL ATLANTIC HAD NOTICE OF SUCH DAMAGES.

7.   DEFAULTS AND TERMINATION
     ------------------------

7.1  DEFAULTS OR VIOLATIONS    If Carrier defaults in the payment of any amount
due hereunder, or if Bell Atlantic fails to provide Services as agreed hereunder, and such default or failure shall continue for thirty (30) days after written notice thereof, the other company may terminate this agreement with seven (7) days written notice.

8.   CONFIDENTIAL INFORMATION
     -------------------------

8.1  CONFIDENTIALITY    The parties agree that all confidential and proprietary
information that is marked as specified in Section 8.2 and that is disclosed by either party to the other party for the purposes of this Agreement, including rates and terms, shall be treated as confidential unless a) such information was previously or becomes known to the receiving party free of any obligation to keep it confidential, b) has been or is subsequently made public by the disclosing party, or c) is required to be disclosed by law. The receiving party shall not, except in the performance of the Services under this Agreement or with the express prior written consent of the other party, disclose or permit access to any confidential information to any other parties. The parties agree to advise their respective employees, agents and representatives to take such action as may be advisable to preserve and protect the confidentiality of such information.

8.2  MARKING OF CONFIDENTIAL INFORMATION    All information the disclosing party
considers proprietary or confidential, if in writing or other tangible form, shall be conspicuously labeled or marked as "Proprietary" or "Confidential" and, if oral, shall be identified as proprietary at the time of disclosure and promptly confirmed in writing. Either party shall have the right to correct any inadvertent failure to designate information as proprietary by written notification within ten (10) days following disclosure.

9.   RELATIONSHIP OF THE PARTIES
     ---------------------------

9.1  INDEPENDENT CONTRACTORS    Bell Atlantic and Carrier shall be independent
contractors under this Agreement and all services under this Agreement shall be performed by Bell Atlantic as an independent contractor and not as an agent of Carrier.

9.2 RESPONSIBILITY FOR EMPLOYEES AND AGENTS All persons furnished by Bell Atlantic shall be considered solely Bell Atlantic's employees or agents, and Bell Atlantic shall be responsible for compliance with all laws, rules, and regulations relating to such persons including, but not limited to, hours of labor, working conditions, workers' compensation, payment of wages, benefits, unemployment, social security and other payroll taxes. Each party's employees and agents, while on premises of the other, shall comply with all rules and regulations, including any applicable security procedures and safeguarding of confidential data.

10.  GENERAL CONDITIONS
     ------------------

10.1 ASSIGNMENT Neither party may assign or delegate its rights and obligations under this Agreement without the prior written consent of the other party except that Bell Atlantic may assign this Agreement to an affiliate or subsidiary without such consent.

10.2 CHOICE OF LAW The validity, construction and performance of this Agreement shall be governed by the laws of _________________.

10.3 COMPLIANCE WITH LAWS Each party shall comply with all applicable federal, state, county and local laws, ordinances, regulation, rules and codes in the performance of this Agreement. Neither party shall be liable to the other for termination of this Agreement or any services to be provided hereunder necessitated by compliance with any law, rule, regulation or court order of a duly authorized governmental body.

10.4 CONTINGENCY Neither party shall be held responsible or liable to the other for any delay or failure in performance caused by fires, strikes, embargoes, requirements imposed by Government regulation, civil or military authorities, act of God or by the public enemy, or other causes beyond the control of Carrier or Bell Atlantic. If such a contingency occurs, the party injured by the other's inability to perform may: a) terminate the affected services or part thereof not already rendered; or b) suspend the affected services or part thereof for the duration of the delaying cause and resume performance once the delaying causes cease.

10.5 LICENSES No licenses, expressed or implied, under any patents, copyrights, trademarks or other intellectual property rights are granted by Bell Atlantic to Carrier under this Agreement.

10.6 NOTICES Except as otherwise specified in this Agreement, any notice required or permitted under this Agreement shall be in writing and shall be given to the other party at the address designated below by hand delivery, registered return-receipt requested mail, confirmed facsimile, or nationally recognized courier service.

          For Bell Atlantic:  Bell Atlantic Network Services, Inc.
                              13100 Columbia Pike, D39
                              Silver Spring, MD 20904
                              Attn:______________, Product Manager


          For Carrier:



The above addresses may be changed by giving thirty (30) calendar days prior written notice as prescribed above. Notice shall be deemed to have been given or made on the date of delivery if received by hand, facsimile or express courier, and three days after delivery to the U.S. Postal Service, if mailed.

10.7   PUBLICITY   Bell Atlantic and Carrier agree to submit to each other prior to publication all advertising, sales promotions, press releases and other publicity matters containing or mentioning a) the services performed by Bell Atlantic under this Agreement, b) either party's name or marks, or c) language from which either party's names or marks may be inferred or implied. Bell Atlantic and Carrier further agree not to publish or use any such advertising, sales promotions, press releases, or publicity matters unless it obtains the other party's prior written consent.

10.8   SEVERABILITY   If any provision of this Agreement or the application of
any provision shall be held by a tribunal of competent jurisdiction to be contrary to law or unenforceable, the remaining provisions of this Agreement shall continue in full force and effect.

10.9   SURVIVAL   All obligations hereunder, incurred by either Bell Atlantic or
Carrier prior to the cancellation, termination or expiration of this Agreement shall survive such cancellation, termination or expiration.

10.10  CAPTIONS AND SECTION HEADINGS   The captions and section headings in this
Agreement are for convenience only and do not affect the meaning or interpretation of this Agreement.

10.11  DUPLICATE ORIGINALS   This Agreement may be executed separately by the
parties in one or more counterparts. Each duplicate executed shall be deemed an original, and all together shall constitute one and the same document.

10.12  NONDISCLOSURE OF AGREEMENT   Each party agrees not to disclose the terms
and conditions of this Agreement to any third party, except that it shall not be deemed a breach of this provision for the parties to disclose the terms and conditions of this

Agreement to their respective subsidiaries and affiliated companies or to any duly constituted governmental body which requires disclosure.

10.13 ENTIRE AGREEMENT The terms and conditions of this Agreement, including Appendices A, B, and C, attached to this Agreement, constitute the entire Agreement between Bell Atlantic and Carrier relating to the subject matter of this Agreement, and supersede any and all prior or contemporaneous understandings, promises or representations, whether written or oral, between the parties relating to the subject matter of this Agreement. Any waiver, modification or amendment of any provision of this Agreement, or of any right or remedy hereunder, shall not be effective unless made in writing and signed by both parties.


IN WITNESS WHEREOF, the parties agree that the effective date of this Agreement is the date first written above, and each party warrants that it has caused this Agreement to be signed and delivered by its duly authorized representative.


BELL ATLANTIC
NETWORK SERVICES, INC.

Name:_____________________________           Name:_____________________________

Title:____________________________           Title:____________________________

Signature:________________________           Signature:________________________

Date:_____________________________           Date:_____________________________

                                                                      APPENDIX A

                      CARRIER SUBSCRIPTION SELECTION FORM
                      -----------------------------------

------------------------------------------------------------------------
 CONTRACT DA SERVICE                  SUBSCRIPTION       RATE PER
 SELECTED                             PERIOD             CALL
------------------------------------------------------------------------
 DIRECTORY ASSISTANCE - STANDARD           YEAR(S)
------------------------------------------------------------------------
 DIRECTORY ASSISTANCE - STANDARD WITH
 FRONT END BRANDING*                       YEAR(S)
------------------------------------------------------------------------
 DIRECTORY ASSISTANCE - LIVE RESPONSE      YEAR(S)
------------------------------------------------------------------------
 DIRECTORY ASSISTANCE - LIVE RESPONSE
 WITH FRONT END BRANDING*                  YEAR(S)
------------------------------------------------------------------------
 DIRECTORY ASSISTANCE CALL COMPLETION      YEAR(S)
------------------------------------------------------------------------
 INTRALATA CALL COMPLETION                 YEAR(S)       SEE RATES BELOW
------------------------------------------------------------------------
 BRANDED INTRALATA CALL COMPLETION*        YEAR(S)       SEE RATES BELOW
------------------------------------------------------------------------
 * PLUS NONRECURRING BRANDING FEE OF $__________.


For informational purposes, the following are the charges for Directory Transport to be provided under the applicable tariffs. (Call miles are measured from the BA Wire Center serving Carrier's premises to the DA location):

         Call Miles                          Rate Per Call
         ----------                          -------------
         0 to 1 mile.......................  $0.0014
         ** 1 to 4 miles...................   0.0015
         ** 4 to 8 miles...................   0.0016
         ** 8 to 16 miles..................   0.0018
         ** 16 to 25 miles.................   0.0018
         ** 25 to 50 miles.................   0.0019
         ** 50 to 200 miles................   0.0020

         ** More than.

--------------------------------------------------------------------------------
                             CALL COMPLETION RATES
--------------------------------------------------------------------------------
 TOTAL ANNUAL CALL VOLUME     AUTO    AUTO COLLECT/     LIVE CCR HANDLED
 (ALL CALLS)                PER CALL  THIRD (PER CALL)  PER CCR WORK SECOND
--------------------------------------------------------------------------------
 0 - 20,000
--------------------------------------------------------------------------------
 20,001 - 100,000
--------------------------------------------------------------------------------
 100,001 +
--------------------------------------------------------------------------------
 Notes:  1) Trunking and switched access costs are not included in the above DA
 -----
            and Call Completion rates.
         2) Rates for automated IntraLATA Call Completion calls are based on call attempts.

 _________________________                     _________________________
 SIGNATURE (BELL ATLANTIC)                     SIGNATURE(CARRIER)

                           BELL ATLANTIC RATE SHEET

              VIRGINIA LOCAL EXCHANGE CARRIER DIRECTORY ASSISTANCE


   DIRECTORY ASSISTANCE CALL CHARGE (PER CALL, BASED ON LENGTH OF CONTRACT)

 Type of Service                          Month-to-Month   1-year      3-year
 ---------------                          --------------   ------      ------

--------------------------------------------------------------------------------
 Standard                                 $.275            $.25        $.23
--------------------------------------------------------------------------------
 Standard w/Customized Branding*           .278             .253        .233
--------------------------------------------------------------------------------
 Live Carrier Call Representative (CCR)    .285             .26         .24
--------------------------------------------------------------------------------
 Live CCR w/Customized Branding*           .288             .263        .243
--------------------------------------------------------------------------------

 * Customized branding fee (non-recurring charge):  $6,000


     CONNECT REQUEST(TM) DIRECTORY ASSISTANCE CALL COMPLETION (OPTIONAL)

--------------------------------------------------------------------------------
 Charge per Request (in addition to above $.27             $.25        $.22
 charges)
--------------------------------------------------------------------------------


                          DIRECTORY TRANSPORT CHARGE

(For each call to Directory Assistance service; call miles measured from the wire center serving the customer's premises to the DA location).

        Call Miles                          Rate Per Call
        ----------                          -------------

        0 to 8............................  $0.0037
        ** 8 to 13........................   0.0062
        ** 13 to 18.......................   0.0076
        ** 18 to 23.......................   0.0089
        ** 23 to 28.......................   0.0137
        ** 28 miles.......................   0.0223

** More than.



Trunk installation charges are not included.

                                                            [LOGO] BELL ATLANTIC

                            PROPOSED PRICING TERMS

                      INTRALATA CALL COMPLETION SERVICES

                      COMPETITIVE LOCAL EXCHANGE CARRIERS

                        (Prices effective June 1, 1996)

------------------------------------------------------------------------------------------------------------------------------------
                              TWO YEAR TERM                        THREE YEAR TERM                       FIVE YEAR TERM
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL        AUTO         AUTO        OPERATOR       AUTO        AUTO        OPERATOR       AUTO        AUTO       OPERATOR
CALL VOLUME         CARD         COLLECT/    HANDLED        CARD        COLLECT/    HANDLED        CARD        COLLECT/   HANDLED
(all calls)         (per call)   THIRD       (per OWS)      (per call)  THIRD       (per OWS)      (per call)  THIRD      (per OWS)
                                 (per call)                             (per call)                             (per call)
------------------------------------------------------------------------------------------------------------------------------------
0 - 20,000          $0.15        $0.20       $0.0145        $0.14       $0.19       $0.0141        $0.13       $0.18      $0.0136

------------------------------------------------------------------------------------------------------------------------------------

20,001 - 100,000    $0.14        $0.19       $0.0141        $0.13       $0.18       $0.0136        $0.12       $0.17      $0.0131

------------------------------------------------------------------------------------------------------------------------------------

100,001 +           $0.13        $0.18       $0.0136        $0.12       $0.17       $0.0131        $0.11       $0.16      $0.0126

------------------------------------------------------------------------------------------------------------------------------------

Notes:    Trunking costs are not included in the above rates.
          The rates quoted above for automated calls are based on call attempts. All prices include company specific branding.




                            PROPRIETARY INFORMATION
                NOT FOR USE OR DISCLOSURE OUTSIDE BELL ATLANTIC
                        EXCEPT UNDER WRITTEN AGREEMENT.

                                                                      APPENDIX B

                      INTRALATA CALL COMPLETION SERVICES
                      ----------------------------------

A.   Calling Card
     ------------
     Bell Atlantic Carrier Call Representative keys the calling card number and call details into the system, secures validation, and releases the call into the network.

B.   Collect
     -------
     Bell Atlantic Carrier Call Representative obtains the calling party's name, keys the call details if necessary, announces the call to the called party, waits for acceptance, and releases the call into the network.

C.   Billed To A Third Party
     -----------------------
     Bell Atlantic Carrier Call Representative requests the calling party's name, keys the call details if necessary, calls the third party to verify acceptance of billing, and releases the call once acceptance is given.

D.   Assistance - Other
     ------------------
     Bell Atlantic Carrier Call Representative will dial a called number for the customer for any of the following reasons:

     1. Customer encounters trouble such as wrong number, poor transmission or cutoff, and requests a credit or reconnection.

     2. Customer desires time and charges at the end of conversation.

     3. Customer requires dialing assistance due to a disability..

     4. Customer is unwilling to dial call.

E.   Person-to-Person
     ----------------
     Bell Atlantic Carrier Call Representative requests the person or department the calling party has specified, ensures appropriate party has been reached (person or department), and releases call.

F.   Busy-Line Verification
     ----------------------
     Bell Atlantic Carrier Call Representative determines if the number specified by the customer is in use, idle, or out of order.

G.   Customer-Requested Interrupt
     ----------------------------

     At the customer's request, Bell Atlantic Carrier Call Representative will interrupt conversation in progress on a line that has been verified in use.

                                                            APPENDIX B (CONT'D)

H.   Assistance (0-)
     ---------------
     Bell Atlantic Carrier Call Representative will provide customer dialing instructions, assistance with emergency calls, area code information, and business office or repair service.

I.   Validation Services
     -------------------
     Bell Atlantic will launch a query for the validation of all calling card calls, collect calls, billed-to-third number calls and public telephone checks to a Line Information Data Base (LIDB). The query costs for query of the Bell Atlantic LIDB are included in Bell Atlantic Carrier Call Representative (CCR) Work Second or Automated call rate specified in Appendix A. Bell Atlantic will also launch queries as stated for validations to other companies' LIDBs.

                                                                      APPENDIX C


                            EXCHANGE OF INFORMATION
                            -----------------------

Technical information will be furnished via the use of a Technical Questionnaire to be provided by Bell Atlantic. Such information will include, but not be limited to, the following:

1.   Central Office Exchange Names
2.   Usage Forecasts
3.   Local Central Office Characteristics
4.   Trunking Arrangements and Trunk Group Types
5.   Emergency Reporting System and Procedures
6.   Business Office Information
7.   Repair Service Information
8.   Name and Address Request Information
9.   Tariffs and Rate Information
10.  Customer Dialing Capabilities
11.  Access to EMI Records

                                      12

                                AMENDMENT NO.2

                                    to the

                           INTERCONNECTION AGREEMENT

                                    between

                         BELL ATLANTIC-VIRGINIA, INC.

                                      and

                        MFS INTELENET OF VIRGINIA, INC.

     This Amendment No. 2 is made this 29th day of July, 1997, by and between Bell Atlantic-Virginia, Inc. ("BA"), a Virginia corporation with offices at 600 East Main Street, Richmond, Virginia 23219, and MFS Intelenet of Virginia, Inc. ("MFS"), a Delaware corporation with offices at 33 Whitehall Street, 15th Floor, New York, New York 10004. (BA and MFS may be referred to individually as a "Party" and collectively as the "Parties").

                                  WITNESSETH:
                                  ----------

     WHEREAS, BA and MFS are Parties to an Interconnection Agreement under Sections 251 and 252 of the Telecommunications Act of 1996 dated effective as of July 16, 1996 (the "Agreement"); and

     WHEREAS, the Parties now desire to amend the Agreement to reflect the agreement between the Parties to permit MFS, pursuant to Section 251(c)(4) of the Communications Act of 1934, to purchase retail telecommunications services from BA for resale by MFS in the State of Virginia;

     NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained, the Parties agree to amend the Agreement as follows:

     1. Remove the existing cover page through page 64 of the Agreement and insert the attached revised cover page through page 63 of the Agreement, which includes deletion of the existing Section 12.0. Resale, in its entirety, and insertion of a revised Section 12.0, Resale, in its entirety.

     2. Insert a new Schedule 12.3. Support Services for Resale, as attached hereto.

     3. Delete the existing Exhibit A and insert the revised Exhibit A, as attached hereto.

     4. Except for the foregoing, the substantive terms and provisions contained in the Agreement shall remain in full force and effect.

     This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.



                          [Intentionally Left Blank]

     IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed as of the date first set forth above.

MFS INTELENET OF                             BELL ATLANTIC
 VIRGINIA, INC.                               VIRGINIA, INC.



By:________________________                  By: /s/ H. R. Stallard
                                                --------------------------

Printed:___________________                  Printed: H. R. Stallard
                                                     ---------------------

Title:_____________________                  Title: President and CEO
                                                   -----------------------

         INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF THE
                        TELECOMMUNICATIONS ACT OF 1996


                           DATED AS OF JULY 16, 1996


                                BY AND BETWEEN


                         BELL ATLANTIC-VIRGINIA, INC.

                                      AND

                        MFS INTELENET OF VIRGINIA, INC.

                              TABLE OF CONTENTS
                              -----------------

                                                                 Page
                                                                 ----
1.0  DEFINITIONS                                                   2

2.0  INTERPRETATION AND CONSTRUCTION                              10

3.0  INTERCONNECTION ACTIVATION DATES AND IMPLEMENTATION
     SCHEDULE                                                     11

4.0  INTERCONNECTION PURSUANT TO SECTION 251(C)(2)                11
4.1  Scope                                                        12
4.2  Physical Architecture                                        13
4.3  Initial Architecture                                         13
4.4  Interconnection in Additional LATAs                          14
4.5  Interconnection Points for Different Types of Traffic        15

5.0  TRANSMISSION AND ROUTING OF TELEPHONE EXCHANGE SERVICE
     TRAFFIC PURSUANT TO SECTION 251(c)(2)                        15
5.1  Scope of Traffic                                             15
5.2  Trunk Group Connections and Ordering                         15
5.3  Additional Switching System Hierarchy and Trunking
     Requirements                                                 15
5.4  Signaling                                                    16
5.5  Grades of Service                                            16
5.6  Measurement and Billing                                      16
5.7  Reciprocal Compensation Arrangements--Section 251(b)(5)      17

6.0  TRANSMISSION AND ROUTING OF EXCHANGE ACCESS TRAFFIC
     PURSUANT TO 251(c)(2)                                        18
6.1  Scope of Traffic                                             18
6.2  Trunk Group Architecture and Traffic Routing                 18
6.3  Meet-Point Billing Arrangements                              19
6.4  800/888 Traffic                                              21

7.0  TRANSPORT AND TERMINATION OF OTHER TYPES OF TRAFFIC          22
7.1  Information Services Traffic                                 22
7.2  LSV/VCI Traffic                                              23
7.3  Transit Service                                              24
7.4  911 E911 Arrangements                                        25
7.5  Ancillary Traffic Generally                                  26

8.0  NUMBER RESOURCES, RATE CENTERS, AND RATING POINTS            26

9.0    NETWORK MAINTENANCE AND MANAGEMENT: OUTAGES                                  26

9.3    Interference or Impairment                                                   28
9.4    Repeated or Willful Noncompliance                                            28
9.5    Outage Repair Standard                                                       28
9.6    Notice of Changes -- Section 251(c)(5)                                       28

10.0   JOINT NETWORK RECONFIGURATION AND GROOMING PLAN AND INSTALLATION,
       MAINTENANCE, TESTING AND REPAIR                                              28
10.1   Joint Network Reconfiguration and Grooming Plan                              28
10.2   Installation, Maintenance, Testing and Repair                                29
10.3   Forecasting Requirements for Trunk Provisioning                              29

11.0   UNBUNDLED ACCESS -- SECTION 251(c)(3)                                        30
11.1   Unbundled Local Loop (ULL) Transmission Types                                30
11.2   Port Types                                                                   31
11.3   Trunk Side Local Transport                                                   32
11.4   Limitations on Unbundled Access                                              32
11.5   Availability of Other Network Elements on an Unbundled Basis                 33
11.6   Provisioning of Unbundled Local Loops                                        33
11.7   Maintenance of Unbundled Local Loops                                         35
11.8   Rates and Charges                                                            35

12.0   RESALE -- SECTIONS 251(c)(4) and 251(b)(1)                                   35
12.1   Availability of Retail Rates for Resale                                      35
12.2   Availability of Wholesale Rates for Resale                                   35
12.3   Availability of Support Services and Branding for Resale                     35
12.4   Additional Terms Governing Resale and Use of BA Services                     35

13.0   COLLOCATION -- SECTION 251(c)(6)                                             36

14.0   NUMBER PORTABILITY -- SECTION 251(b)(2)                                      37
14.1   Scope                                                                        37
14.2   Procedures for Providing INP Through Remote Call Forwarding                  38
14.3   Procedures for Providing INP Through Direct Inward Dial Trunks (Flex-DID)    39
14.4   Procedures for Providing LTNP Through Full NXX Code Migration                39
14.5   Receipt of Terminating Compensation on Traffic to INP'ed Numbers             39
14.6   Recovery of INP Costs Pursuant to FCC Order and Rulemaking                   40

15.0   DIALING PARITY -- SECTION 251(b)(3)                                          41

16.0   ACCESS TO RIGHTS-OF-WAY -- SECTION 251(b)(4)                                 41

17.0 DATABASES AND SIGNALING                                                  41

18.0 COORDINATED SERVICE ARRANGEMENTS                                         42
18.1 Intercept and Referral Announcements                                     42
18.2 Coordinated Repair Calls                                                 43
18.3 Customer Authorization                                                   43

19.0 DIRECTORY SERVICES ARRANGEMENTS                                          43
19.1 Directory Listings and Directory Distributions                           44
19.2 Yellow Page Maintenance                                                  45
19.3 Service Information Pages                                                45
19.4 Directory Assistance (DA): Call Completion                               46

20.0 COORDINATION WITH TARIFF TERMS                                           45

21.0 INSURANCE                                                                46

22.0 TERM AND TERMINATION                                                     47

23.0 DISCLAIMER OF REPRESENTATIONS AND WARRANTIES                             48

24.0 CANCELLATION CHARGES                                                     48

25.0 INDEMNIFICATION                                                          48

26.0 LIMITATION OF LIABILITY                                                  49

27.0 PERFORMANCE STANDARDS FOR SPECIFIED ACTIVITIES                           50
27.1 Certain Definitions                                                      50
27.2 Performance Standards                                                    51
27.3 Limitations                                                              51
27.4 Service Quality Standards                                                52
27.5 Records                                                                  52

28.0 COMPLIANCE WITH LAWS: REGULATORY APPROVAL                                52

29.0 MISCELLANEOUS                                                            53
29.1 Authorization                                                            53
29.2 Independent Contractor                                                   53
29.3 Force Majeure                                                            53
29.4 Confidentiality                                                          54
29.5 Choice of Law                                                            55
29.6 Taxes                                                                    55
29.7 Assignment                                                               57
29.8 Billing and Payment; Disputed Amounts                                    57

29.9      Dispute Resolution                                               58
29.10     Notices                                                          59
29.11     Section 252(i) Obligations                                       59
29.12     Joint Work Product                                               60
29.13     No Third Party Beneficiaries; Disclaimer of Agency               61
29.14     No License                                                       61
29.15     Technology Upgrades                                              61
29.16     Survival                                                         62
29.17     Entire Agreement                                                 62
29.18     Counterparts                                                     62
29.19     Modification, Amendment, Supplement or Waiver                    62
29.20     Successors and Assigns                                           62
29.21     Publicity                                                        62

                        LIST OF SCHEDULES AND EXHIBITS
                        ------------------------------

Schedules
---------

Schedule 1.0        Certain Terms As Defined in the Act, As of July 16, 1996
Schedule 3.0        Implementation Schedule
Schedule 4.0        Interconnection Points in LATA
Schedule 4.2        Physical Architecture Diagram
Schedule 4.3        Initial Architecture Diagram
Schedule 4.5        Interconnection Points for Different Types of Traffic
Schedule 6.3        Rate Elements Under Meet Point Billing
Schedule 12.3       Support Services for Resale
Schedule 27.0       Performance Interval Dates for Specified Activities
Schedule 27.1       MFS Service Quality Standards

Exhibits
--------

Exhibit A           Detailed Schedule of Itemized Charges
Exhibit B           Network Element Bona Fide Request
Exhibit C           Directory Assistance and Call Completion Services Agreement

         INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF THE
                        TELECOMMUNICATIONS ACT OF 1996

     This Interconnection Agreement under Sections 251 and 252 of the Telecommunications Act of 1996, is effective as of the 16th day of July, 1996 (the "Effective Date"), by and between Bell Atlantic-Virginia, Inc. ("BA"), a Virginia corporation with offices at 600 East Main Street, Richmond, Virginia 23219, and MFS Intelenet of Virginia, Inc. ("MFS"), a Delaware corporation with offices at 33 Whitehall Street, 15th Floor, New York, New York 10004.

     WHEREAS, the Parties want to interconnect their networks at mutually agreed upon points of interconnection to provide Telephone Exchange Services, Switched Exchange Access Services, and other Telecommunications Services (all as defined below) to their respective customers;

     WHEREAS, the Parties are entering into this Agreement to set forth the respective obligations of the Parties and the terms and conditions under which the Parties will interconnect their networks and provide other services as required by the Act (as defined below) and additional services as set forth herein; and

     WHEREAS, Sections 251, 252, and 271 of the Telecommunications Act of 1996 have specific requirements for interconnection, unbundling, and service resale, commonly referred to as the "Checklist", and the Parties intend that this Agreement meet those Checklist requirements.

     NOW, THEREFORE, in consideration of the mutual provisions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledge, MFS and BA hereby agree as follows:

     This Agreement sets forth the terms, conditions and pricing under which BA and MFS (individually, a "Party" and collectively, the "Parties") will offer and provide to each other network Interconnection, access to Network Elements, ancillary services, and wholesale Telecommunications Services available for resale within each LATA in which they both operate within Virginia. As such, this Agreement is an integrated package that reflects a balancing of interests critical to the Parties. It will be submitted to the Virginia State Corporation Commission and the Parties will specifically request that the Commission refrain from taking any action to change, suspend or otherwise delay implementation of the Agreement. So long as the Agreement remains in effect, neither Party shall advocate before any legislative, regulatory, or other public forum that any term of this Agreement be modified or eliminated, unless otherwise mutually agreed by the Parties.

1.0  DEFINITIONS

     As used in this Agreement, the following terms shall have the meanings specified below in this Section 1.0. For convenience of reference only, the definitions of certain terms that are As Defined in the Act (as defined below) are set forth on Schedule 1.0.

     1.1   "Act" means the Communications Act of 1934 (47 U.S.C. 151 et. seq.),
                                                                     --- ----
as amended by the Telecommunications Act of 1996, and as from time to time interpreted in the duly authorized rules and regulations of the FCC or the Commission.

     1.2 "ADSL" or "Asymmetrical Digital Subscriber Line" means a transmission technology which transmits an asymmetrical digital signal of up to 0 mbps to the Customer and up to 640 kbps from the Customer.

     1.3   [Reserved]

     1.4 "Agreement" means this Interconnection Agreement under Sections 251 and 252 of the Act and all Exhibits and Schedules appended hereto.

     1.5 "Ancillary Traffic," means all traffic that is destined for ancillary services, or that may have special billing requirements, including but not limited to the following: LSV/VCI, Directory Assistance, 911/E911. Operator Services (call completion), 800/888 database query, LIDB, and information services requiring special billing.

     1.6 "As Described in the Act" means as specifically defined by the Act and as from time to time interpreted in the duly authorized rules and regulations of the FCC or the Commission.

     1.7 "As Described in the Act" means as described in or required by the Act and as from time to time interpreted in the duly authorized rules and regulations of the FCC or the Commission.

     1.8 "Automatic Number Identification" or "ANI" means a Feature Group D signaling parameter which refers to the number transmitted through a network identifying the billing number of the calling party.

     1.9 "Calling Party Number" or "CPN" is a Common Channel Signaling ("CCS") parameter which refers to the number transmitted through a network identifying the calling party.

     1.10  "Central Office Switch" means a switch used to provide
Telecommunications Services, including, but not limited to:

           (a) "End Office Switch" or "End Office" which is used to terminate Customer station Loops for the purpose of interconnection to each other and to trunks and

           (b) "Tandem Switch" or "Tandem Office" which is a switching entity that is used to connect and switch trunk circuits between and among End Office Switches and between and among End Office Switches and carriers' aggregation points, points of termination, or points of presence. An "Access Tandem Office" or "Access Tandem" is a Tandem Office with billing and recording capabilities that is used to provide Switched Exchange Access Services.

     A Central Office Switch may also be employed as a combination End Office/Tandem Office Switch.

     1.11  [Reserved]

     1.12 "CLASS Features" means certain CCS-based features available to Customers including, but not limited to: Automatic Call Back: Call Trace: Caller Identification, and future offerings.

     1.13 "Collocation" means an arrangement whereby one Party's (the "Collocating Party") facilities are terminated in equipment necessary for Interconnection or for access to Network Elements offered by the second Party on an unbundled basis that has been installed and maintained at the premises of a second Party (the "Housing Party"). For purposes of Collocation, the "premises" of a Housing Party is limited to a Housing Party Wire Center, other mutually agreed-upon locations of the Housing Party, or any other location for which Collocation has been ordered by the FCC or Commission. Collocation may be "physical" or "virtual". In "Physical Collocation," the Collocating Party installs and maintains its own equipment in the Housing Party's premises. In "Virtual Collocation," the Housing Party owns, installs, and maintains equipment dedicated to use by the Collocating Party in the Housing Party's premises. BA currently provides Collocation under terms, rates, and conditions as described in tariffs on file or soon to be filed with the FCC and the Commission. Upon request by either Party. BA and MFS will address the provision of additional types of Collocation arrangements, including additional physical locations and alternative utilizations of space and facilities.

     1.14  "Commission" means the Virginia State Corporation Commission.

     1.15 "Common Channel Signaling" or "CCS" means a method of transmitting call set-up and network control data over a digital signaling network separate from the public switched telephone network facilities that carry the actual voice or data traffic of the call. "SS7" means the common channel out of band signaling protocol developed by the Consultative Committee for International Telephone and Telegraph ("CCITT") and the American National Standards Institute ("ANSI"). BA and MFS currently utilize this out-of-band signaling protocol. "CCSAC" or "CCSAS" means the common channel signaling access connection or service, respectively, which connects one Party's signaling point of interconnection ("SPOI") to the other Party's STP for the exchange of SS7 messages.

     1.16 "Competing Local Exchange Carrier" or "CLEC" means any Local Exchange Carrier other than BA, operating as such in BA's certificated territory in Virginia. MFS is or will shortly become a CLEC.

     1.17 "Cross Connection" means a jumper cable or similar connection provided pursuant to Collocation at the digital signal cross connect, Main Distribution Frame or other suitable frame or panel between (i) the Collocating Party's equipment and (ii) the equipment or facilities of the Housing Party.

     1.18 "Customer" means a third-party residence or business subscriber to Telecommunications Services provided by either of the Parties.

     1.19  "Dialing Parity" is As Defined in the Act.

     1.20 "Digital Signal Level" means one of several transmission rates in the time-division multiplex hierarchy.

     1.21 "Digital Signal Level 0" or "DS0" means the 64 Kbps zero-level signal in the time-division multiplex hierarchy.

     1.22 "Digital Signal Level 1" or "DS1" means the 1.544 Mbps first-level signal in the time-division multiplex hierarchy. In the time-division multiplexing hierachy of the telephone network, DS1 is the initial level of multiplexing.

     1.23 "Digital Signal Level 3" or "DS3" means the 44.736 Mbps third-level in the time-division multiplex hierarchy. In the time-division multiplexing hierarchy of the telephone network, DS3 is defined as the third level of multiplexing.

     1.24  "Exchange Access" is As Defined in the Act.

     1.25 "Exchange Message Record" or "EMR" means the standard used for exchange of telecommunications message information among Local Exchange Carriers for billable, non-billable, sample, settlement, and study data. EMR format is contained in BR-010-200-010 CRIS Exchange Message Record, a Bell Communications Research, Inc. ("Bellcore") document that defines industry standards for Exchange Message Records.

     1.26  [Reserved]

     1.27  "FCC" means the Federal Communications Commission.

     1.28 "HDSL" or "High-Bit Rate Digital Subscriber Line" means a transmission technology which transmits up to 784 kbps simultaneously in both directions on a two-wire channel using a 2 Binary / 1 Quartenary ("2B1Q") line code.

     1.29 "Independent Telephone Company" or "ITC" means any entity other than BA which, with respect to its operations within Virginia, is an "Incumbent Local Exchange Carrier" As Described in the Act.

     1.30 "Information Service Traffic" means Local Traffic or IntraLATA Toll Traffic which originates on a Telephone Exchange Service line and which is addressed to an information service provided over a Party's information services platform.

     1.31 "Integrated Digital Loop Carrier" means a subscriber loop carrier system which integrates within the switch at a DSI level that is twenty-four
(24) loop transmission paths combined into a 1.544 Mbps digital signal.

     1.32 "Integrated Services Digital Network" or "ISDN" means a switched network service providing end-to-end digital connectivity for the simultaneous transmission of voice and data. Basic Rate Interface-ISDN ("BRI-ISDN") provides for digital transmission of two 64 kbps bearer channels and one 16 kbps data and signaling channel (2B-D). Primary Rate Interface-ISDN ("PRI-ISDN") provides for digital transmission of twenty-three (23) 64 kbps bearer channels and one 16 kbps data and signaling channel (23 B+D).

     1.33 "Interconnection" is as Described in the Act, and means the connection of separate pieces of equipment or transmission facilities within, between, or among networks. The architecture of Interconnection may include, but is not limited to, Collocation Arrangements, entrance facilities, and Mid-Span Meet arrangements.

     1.34 "Interexchange Carrier" or "IXC" means a carrier that provides, directly or indirectly, interLATA or intraLATA Telephone Toll Services.

     1.35 "Interim Number Portability" or "INP" means the use of existing and available call routing, forwarding, and addressing capabilities (e.g. remote
                                                                 - -
call forwarding) to enable a Customer to receive Telephone Exchange Service provided by any Local Exchange Carrier operating within the exchange area with which the Customer's telephone number(s) is associated, without having to change the telephone number presently assigned to the Customer and regardless of whether the Customer's chosen Local Exchange Carrier is the carrier that originally assigned the number to the Customer.

     1.36   "InterLATA" is As Defined in the Act.

     1.37 "IntraLATA Toll Traffic" means those intraLATA calls that are not defined as Local Traffic in this Agreement.

     1.38 "Line Side" means an End Office Switch connection that provides transmission, switching and optional features suitable for Customer connection to the public switched network, including loop start supervision, ground start supervision, and signaling for basic rate ISDN service.

     1.39 "Line Status Verification" or "LSV" means an operator request for a status check on the line of a called party. The request is made by one Party's operator to an operator of the other Party. The verification of the status check is provided to the requesting operator.

     1.40  "Local Access and Transport Area" or "LATA" is As Defined in the Act.

     1.41 "Local Exchange Carrier" or "LEC is As Defined in the Act. The Parties to this Agreement are or will shortly become Local Exchange Carriers.

     1.42 "Local Serving Wire Center" means a Wire Center that (i) serves the area in which the other Party's or a third party's Wire Center, aggregation point, point of termination, or point of presence is located, or any Wire Center in the LATA in which the other Party's Wire Center, aggregation point, point of termination or point of presence is located in which the other Party has established a Collocation Arrangement or is purchasing an entrance facility, and
(ii) has the necessary multiplexing capabilities for providing transport services.

     1.43 "Local Telephone Number Portability" or "LTNP" means "number portability" As Defined in the Act.

     1.44 "Local Traffic," means traffic that is originated by a Customer of one Party on that Party's network and terminates to a Customer of the other Party on that other Party's network, within a given local calling area, or expanded area service ("EAS") area, as defined in BA's effective Customer tariffs. Local Traffic does not include traffic originated or terminated by a commercial mobile radio service carrier.

     1.45 "Main Distribution Frame" or "MDF" means the primary point at which outside plant facilities terminate within a Wire Center, for interconnection to other telecommunications facilities within the Wire Center.

     1.46 "MECAB" means the Multiple Exchange Carrier Access Billing (MECAB) document prepared by the Billing Committee of the Ordering and Billing Forum ("OBF"), which functions under the auspices of the Carrier Liaison Committee ("CLC") of the Alliance for Telecommunications Industry Solutions ("ATIS"). The MECAB document, published by Bellcore as Special Report SR-BDS-000983, contains the recommended guidelines for the billing of an Exchange Access service provided by two or more LECs, or by one LEC in two or more states, within a single LATA.

     1.47 "MECOD" means the Multiple Exchange Carriers Ordering and Design (MECOD) Guidelines for Access Services - Industry Support Interface, a document developed by the Ordering/Provisioning Committee under the auspices of OBF. The MECOD document, published by Bellcore as Special Report SR-STS-002643, establishes methods for processing orders for Exchange Access service which is to be provided by two or more LLCs.

     1.48 "Meet-Point Billing" or "MPB" means an arrangement whereby two or more LECs jointly provide to a third party the transport element of a Switched Exchange Access Service to one of the LEC's End Office Switches, with each LEC receiving an appropriate share of the transport element revenues as defined by their effective Exchange Access tariffs. "Meet-Point Billing Traffic" means traffic that is subject to an effective Meet-Point Billing arrangement.

     1.49 "Mid-Span Meet" means an Interconnection architecture whereby two carriers fiber transmission facilities meet at a mutually agreed-upon Interconnection point.

     1.50 "Multiple Bill/Single Tariff" or "Multiple Bill/Multiple Tariff" means the MPB method whereby each LEC prepares and renders its own meet point bill in accordance with its own Tariff(s) for the portion of the jointly-provided Switched Exchange Access Service which the LEC provides.

     1.51  "Network Element" is As Defined in the Act.

     1.52 "Network Element Bona Fide Request" means the process described on Exhibit B that prescribes the terms and conditions relating to a Party's request that the other Party provide a Network Element not otherwise provided by the terms of this Agreement.

     1.53 "North American Numbering Plan" or "NANP" means the numbering plan used in the United States that also serves Canada, Bermuda, Puerto Rico and certain Caribbean Islands. The NANP format is a 10-digit number that consists of a 3-digit NPA code (commonly referred to as the area code), followed by a 3-digit NXX code and 4-digit line number.

     1.54 "Numbering Plan Area" or "NPA" is also sometimes referred to as an area code. There are two general categories if NPAs, "Geographic NPAs" and "Non-Geographic NPAs". A Geographic NPA is associated with a defined geographic area, and all telephone numbers bearing such NPA are associated with services provided within that geographic area. A Non-Geographic NPA, also known as a "Service Access Code" or "SAC Code", is typically associated with a specialized telecommunications service which may be provided across multiple geographic NPA areas; 800, 900, 700, 500 and 888 are examples of Non-Geographic NPAs.

     1.55 "NXX," "NXX Code," or "End Office Code" means the three digit switch entity indicator (i.e. the first three digits of a seven digit telephone
                  - -
number).


     1.56 "Permanent Number Portability" or "PNP" means the use of a database or other technical solution that comports with regulations issued by the FCC to provide LTNP for all customers and service providers.

     1.57 "Port Element" or "Port" means a line card (or equivalent) and associated peripheral equipment on an End Office Switch which serves as the Interconnection between individual loops or individual Customer trunks and the switching components of an End Office Switch and the associated switching functionality in that End Office Switch. Each Port is typically associated with one (or more) telephone number(s) which serves as the Customer's network address.

     1.58 "Rate Center Area" or "Exchange Area" means the specific geographic point and corresponding geographic area which has been identified by a given LEC as being associated with a particular NPA-NXX code assigned to the LEC for its provision of Telephone Exchange Services. The Rate Center Area is the exclusive geographic area which the LEC has identified as the area within which it will provide Telephone Exchange Services bearing the particular NPA-NXX designation associated with the specific Rate Center Area. A "Rate Center Point" is a specific geographic point, defined by a V&H coordinate, located within the Rate Center Area and used to measure distance for the purpose of billing Customers for distance-sensitive Telephone Exchange Services and Toll Traffic.

     1.59 "Rate Demarcation Point" means the point of minimum penetration at the Customer's premises or other point, a defined in a Party's Tariffs, where network access recurring charges and LEC responsibility ends and beyond which Customer responsibility begins.

     1.60 "Rating Point" or "Routing Point" means a specific geographic point identified by a specific V&H coordinate. The Rating Point is used to route inbound traffic to specified NPA-NXXs and to calculate mileage measurements for distance-sensitive transport charges of switched access services. Pursuant to Bellcore Practice BR-795-100-100, the Rating Point may be an End Office location, or a "LEC Consortium Point of Interconnection." Pursuant to that same Bellcore Practice, examples of the latter shall be designated by a common language location identifier (CLLI) code with (x)KD in positions 9, 10, 11, where (x) may be any alphanumeric A-Z or 0-9. The Rating Point/Routing Point must be located within the LATA in which the corresponding NPA-NXX is located. However, the Rating Point Routing Point associated with each NPA-NXX need not be the same as the corresponding Rate Center Point, nor must it be located within the corresponding Rate Center Area, nor must there be a unique and separate Rating Point corresponding to each unique and separate Rate Center.

     1.61 "Reciprocal Compensation" is As Described in the Act, and refers to the payment arrangements that recover costs incurred for the transport and termination of Local Traffic originating on one Party's network and terminating on the other Party's network.

     1.62 "Service Control Point" or "SCP" means the node in the common channel signaling network to which informational requests for service handling, such as routing, are directed and processed. The SCP is a real time database system that, based on a query from a service switching point and via a Signaling Transfer Point, performs subscriber or application-specific service logic, and then sends instructions back to the SSP on how to continue call processing.

     1.63 "Signaling Transfer Point" or "STP" means a specialized switch that provides SS7 network access and performs SS7 message routing and screening.

     1.64 "Switched Access Detail Usage Data" means a category 1101XX record as defined in the EMR Bellcore Practice BR-010-200-010.

     1.65 "Switched Access Summary Usage Data" means a category 1150XX record as defined in the EMR Bellcore Practice BR-010-200-010.

     1.66 "Switched Exchange Access Service" means the offering of transmission and switching services for the purpose of the origination or termination of Toll Traffic. Switched Exchange Access Services include but may not be limited to: Feature Group A, Feature Group B, Feature Group D, 700 access, 800 access, 888 access, and 900 access.

     1.67 "Synchronous Optical Network" or "SONET" means an optical interface standard that allows inter-networking of transmission products from multiple vendors. The base rate is 51.84 Mbps (OC-1/STS-1) and higher rates are direct multiples of the base rate, up to 13.22 Gpbs.

     1.68 "Tariff" means any applicable federal or state tariff of a Party, or standard agreement or other document that sets forth the generally available terms and conditions under which a Party offers a particular service, facility, or arrangement.

     1.69  "Technically Feasible Point" is As Described in the Act.

     1.70  "Telecommunications" is As Defined in the Act.

     1.71 "Telecommunications Act" means the Telecommunications Act of 1996 and any rules and regulations promulgated thereunder.

     1.72  "Telecommunications Carrier" is As Defined in the Act.

     1.73  "Telecommunications Service" is As Defined in the Act.

     1.74 "Telephone Exchange Service," sometimes also referred to as "Exchange Service," is As Defined in the Act. Telephone Exchange Service generally provides the Customer with a telephonic connection to, and a unique telephone number address on, the public switched telecommunications network, and enables such Customer to place or receive calls to all other stations on the public switched telecommunications network.

     1.75 "Toll Traffic" means traffic that is originated by a Customer of one Party on that Party's network and terminates to a Customer of the other Party on that Party's network and is not Local Traffic or Ancillary Traffic. Toll Traffic may be either "IntraLATA Toll Traffic" or "InterLATA Toll Traffic," depending on whether the originating and terminating points are within the same LATA.

     1.76 "Transit Traffic" means any traffic that originates from or terminates at MFS's network, "transits" BA's network substantially unchanged, and terminates to or originates from a third carrier's network, as the case may be. "Transit Traffic Service" provides MFS with the ability to use its connection to a BA Access Tandem Switch for the delivery of calls which originate or terminate with MFS and terminate to or originate from a carrier other than BA, such as another CLEC, A LEC other than BA, or a wireless carrier. In these cases, neither the originating nor terminating Customer is a Customer of BA. This service is provided through BA's Access Tandem

Switches. "Transit Traffic" and "Transit Traffic Service" do not include or apply to traffic that is subject to an effective Meet-Point Billing arrangement.


     1.77 "Trunk Side" means a Central Office Switch connection that is capable of, and has been programmed to treat the circuit as, connecting to another switching entity (e.g. another carrier's network). Trunk Side connections offer those transmission and signaling features appropriate for the connection of switching entities.

     1.78 "Unbundled Local Loop Element" or "ULL" means a transmission path that extends from a Main Distribution Frame, DSX-panel, or functionally comparable piece of equipment in the Customer's serving End Office to the Rate Demarcation Point (or network interface device (NID) if installed) in or at a Customer's premises. The actual loop transmission facilities used to provide an ULL may utilize any of several technologies.

     1.79 "Verification with Call Interruption" or "VCI" means a service that may be requested and provided when Line Status Verification has determined that a line is busy due to an ongoing call. VCI is an operator interruption of that ongoing call to inform the called party that a calling party is seeking to complete his or her call to the called party.

     1.80 "Voice Grade" means either an analog signal of 300 to 3000 Hz or a digital signal of 56/64 kilobits per second. When referring to digital voice grade service (a 56/64 kbps channel), the terms "DS-0" or "sub-DS-1" may also be used.

     1.81 "Wire Center" means a building or portion thereof in which a Party has the exclusive right of occupancy and which serves as a Routing Point for Switched Exchange Access Service.


2.0  INTERPRETATION AND CONSTRUCTION.

     2.1 All references to Sections, Exhibits and Schedules shall be deemed to be references to Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. The headings used in this Agreement are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning of this Agreement. Unless the context shall otherwise require, any reference to any agreement, other instrument (including BA or other third party offerings, guides or practices), statute, regulation, rule or tariff is to such agreement, instrument, statute, regulation, or rule or tariff as amended and supplemented from time to time (and, in the case of a statute, regulation, rule or tariff, to any successor provision).

     2.2 Subject to the terms set forth in Section 20, each Party hereby incorporates by reference those provisions of its tariffs that govern the provision of any of the services or facilities provided hereunder. If any provision of this Agreement and an applicable tariff cannot be reasonably construed or interpreted to avoid conflict, the Parties agree to negotiate in good faith to reconcile and resolve such conflict. If any provision contained in this main body of the Agreement and any Exhibit hereto cannot be reasonably construed or interpreted to avoid conflict, the provision contained in this main body of the Agreement shall prevail. The fact that a condition, right, obligation, or other term appears in this Agreement but not in any such tariff shall not be interpreted as, or be deemed grounds for finding, a conflict for purposes of this Section 2.

3.0  INTERCONNECTION ACTIVATION DATES AND IMPLEMENTATION SCHEDULE.

     3.1 Subject to the terms and conditions of this Agreement, each Party shall exercise its best efforts to adhere to the Interconnection Activation Dates and Network Implementation Schedule set forth in Schedule 3.0, and to provide fully operational service predominantly over its own Telephone Exchange Service facilities to business and residential Customers upon the achievement of the milestones in said Schedule for each listed LATA in Virginia. For purposes of this Agreement, MFS's service in Virginia shall be considered provided "predominantly over its own Telephone Exchange Service facilities" if MFS uses its own Central Office Switch(es) (as opposed to resale of another carrier's Telephone Exchange Service or Ports) to serve the majority of its Telephone Exchange Service Customers, its own interoffice transport facilities for the majority of its interoffice transport needs, and its own local loops (or functional equivalent), in addition to resale of other carriers' Telephone Exchange Service or ULLs, to serve its Telephone Exchange Service Customers.

     3.2 Schedule 3.0 may be revised and supplemented from time to time upon the mutual agreement of the Parties to reflect the intention of the Parties to interconnect in additional LATAs pursuant to subsection 4.4 by attaching one or more supplementary schedules to Schedule 3.0. The Parties stipulate and agree that the performance of the terms of this Agreement will satisfy BA's obligation to provide Interconnection under Section 251 of the Act. MFS represents that it is, or intends to become, a provider of Telephone Exchange Service to residential and business subscribers offered exclusively over its own Telephone Exchange Service facilities or predominantly over its own Telephone Exchange Service facilities in combination with the resale of the Telecommunications Services of other carriers.

4.0  INTERCONNECTION PURSUANT TO SECTION 251(c)(2)

     The types of Traffic to be exchanged under this Agreement shall be Local Traffic, IntraLATA Toll (and InterLATA Toll, as applicable) Traffic, Transit Traffic, Meet Point Billing Traffic, and Ancillary Traffic. Subject to the terms and conditions of this Agreement, Interconnection of the Parties facilities and equipment for the transmission and routing of Local Traffic and Toll Traffic pursuant to this Section 4 shall be established on or before the corresponding "Interconnection Activation Date" shown for each such LATA within Virginia on
Schedule 3.0. Both Schedule 3.0 and Schedule 4.0 may be revised and supplemented from time to time upon the mutual agreement of the Parties to reflect Interconnection in additional LATAs in Virginia pursuant to subsection 4.4 by attaching one or more supplementary addenda to such Schedules.

     4.1  SCOPE

          4.1.1 Section 4 describes the architecture for Interconnection of the Parties' facilities and equipment over which the Parties shall configure the following separate and distinct trunk groups:

          Traffic Exchange Trunks for the transmission and routing of
          -----------------------
          terminating Local Traffic and IntraLATA Toll Traffic between their respective Telephone Exchange Service customers pursuant to Section 251 (c)(2) of the Act, in accordance with Section 5 below;

          Access Toll Connecting Trunks for the transmission and routing of
          -----------------------------
          Exchange Access traffic between MFS Telephone Exchange Service customers and purchasers of BA's Switched Exchange Service via a BA Access Tandem, pursuant to Section 251 (c)(2) of the Act, in accordance with Section 6 below;

          Information Services Trunks for the transmission and routing of
          ---------------------------
          terminating Information Services Traffic in accordance with Section 7 below;

          LSV/VCI Trunks for the transmission and routing of terminating LSV/VCI
          --------------
          traffic, in accordance with Section 7 below;

          911/E911 Trunks for the transmission and routing of terminating
          ---------------
          E911/911 traffic, in accordance with Section 7 below;

          Directory Assistance Trunks for the transmission and routing of
          ---------------------------
          terminating directory assistance traffic, in accordance with subsection 19.4 below; and

          Operator services (call completion) Trunks for the transmission and
          ------------------------------------------
          routing of terminating call completion traffic, in accordance with subsection 19.4 below.

          4.1.2   The SONET interconnection arrangement described in subsection
4.2 shall be (i) used only for the termination of Local Traffic and IntraLATA Toll Traffic until such time as the Parties have agreed to appropriate compensation arrangements relating to the exchange of other types of traffic over such system, and (ii) subject to the Parties' reaching agreement on an appropriate compensation arrangement in the event either Party will be providing or utilizing (in terms of minutes of use) significantly more than one-half of the SONET facility. Unless otherwise agreed to by the Parties, the SONET system described herein shall not be used to exchange InterLATA Toll TRaffic. Until the SONET system has been established by the Parties in accordance with subsection
4.3 and this subsection 4.1.2 the Parties agree to adopt an initial interconnection architection for the exchange of Local Traffic and Toll IntraLATA and InterLATA) Traffic.

          4.1.3 To the extent required by Section 251 of the Act, the Parties represent that the arrangements provided in subsections 4.2 and 4.3 of this Agreement provide for Interconnection to each other's networks at any technically feasible point. For the purposes of this Agreement, the Parties agree that Interconnection for the transport and termination of traffic may take place, in the case of BA, at a terminating End Office, an Access Tandem, a Local Servicing Wire Center and/or other points as specified herein, and, in the case of MFS, at a node or Central Office and/or other points as specified herein (collectively, the "Interconnection Points" or "IPs").

          4.1.4 The Parties shall establish physical interconnection points at the available IPs at the locations designated in Schedule 4.0. The mutually agreed-upon IPs and the MFS network at which MFS will provide transport and termination of traffic shall be designated as the MFS Interconnection Points ("M-IPs"); the mutually agreed-upon IPs and BA network shall be designated as the BA Interconnection Points ("BA-IPs"), provided that, for the purpose of charging for the transport of traffic from the BA-IP to the M-IP in any given LATA, the M-IP shall be no further than an entrance facility away from the BA-IP in such LATA. The Parties may by mutual agreement establish additional interconnection points at any technically feasible points consistent with the Act.

     4.2 PHYSICAL ARCHITECTURE. In each LATA identified on Schedule 4.0 MFS and Bell Atlantic shall jointly engineer and operate a diverse Synchronous Optical Network ("SONET") transmission system by which they shall interconnect their networks pursuant to the joint network reconfiguration and grooming plan specified in subsection 10.1 ("Joint Grooming Plan"), and according to the following specifications:

          4.2.1 The SONET system shall be used to deliver appropriate traffic to a mutually agreed-upon Interconnection Point on each Party's network.

          4.2.2 The SONET transmission system in each LATA shall be configured substantially as illustrated in Schedule 4.2 and pursuant to the Joint Grooming Plan, or as otherwise mutually agreed. The Parties shall agree upon which Party or Parties shall be responsible for procuring, installing, and maintaining the agreed-upon Optical Line Terminating Multiplexor ("OLTM") equipment, fiber optic facilities and other equipment pursuant to the Joint Grooming Plan, as illustrated in that Schedule.

          4.2.3 The physical interface of MFS's and BA's facilities necessary to effect SONET transmission shall be at the optical level via a Mid-Span Meet or other comparable means, or as otherwise mutually agreed.

     4.3  INITIAL ARCHITECTURE

          4.3.1 The Parties agree to provide initial interconnection arrangements utilizing electric handoffs, substantially as illustrated in
Schedule 4.3, for a period of no more than eighteen (18) months after the later of the Effective Date and the LATA Start Date set forth for the LATA in Schedule 3.0; provided, however, that such initial interconnection arrangements shall continue until (i) facilities suitable for the SONET arrangements described in subsection 4.2 are established by each of the Parties in its own sole discretion in the LATA at the mutually agreed-upon SONET meet points and made available, and (ii) the Parties have agreed upon fully compatible OLTM equipment for use with such facilities.

          4.3.2 The Parties agree to utilize the M-IP and BA-IP in each LATA as designated in Schedule 4.0 as the points from which each Party will provide the transport and termination of traffic.

          4.3.3 MFS shall provide its own facilities for the delivery of traffic to a collocation arrangement established at the BA-IP pursuant to
Section 13. Bell Atlantic shall provide transport and termination of the traffic beyond the BA-IP.

          4.3.4 BA shall purchase an MFS entrance facility (and any necessary multiplexing) from the BA-IP to the M-IP for the delivery of traffic to the M-IP. Alternatively, BA may choose to provide its own facilities to a collocation arrangement established at the M-IP pursuant to Section 13. MFS shall provide transport and termination of the traffic beyond the M-IP.

          4.3.5 Under this initial architecture described in this subsection 4.3, either Party may utilize the Traffic Exchange Trunks for the termination of its InterLATA Toll Traffic in accordance with the terms contained in Section 5 below and pursuant to the other Party's Switched Exchange Access Service tariffs. The other Party's Switched Exchange Access Service rates shall apply to such Traffic. Such InterLATA Toll Traffic may not be routed over the trunk groups under the SONET architecture described in subsection 4.2, however, unless specifically agreed to by the Parties.

     4.4  INTERCONNECTION IN ADDITIONAL LATAs

          4.4.1 If MFS determines to offer Telephone Exchange Services in any LATA not listed in Schedule 3.0 in which BA also offers Telephone Exchange Services, MFS shall provide written notice to BA of the need to establish Interconnection in such LATA pursuant to this Agreement.

          4.4.2 The notice provided in subsection 4.4.1 shall include (i) the initial Routing Point MFS has designated in the new LATA: (ii) MFS's requested Interconnection Activation Date (and related milestone dates in accordance with the format in Schedule 3.0): and (iii) a non-binding forecast of MFS's trunking requirements.

          4.4.3 Unless otherwise agreed to by the Parties, the Parties shall designate the Wire Center MFS has identified as its initial Routing Point in the LATA as the M-IP in that LATA and shall designate a mutually agreed BA Local Serving Wire Center that houses an Access Tandem Office within the LATA nearest to the M-IP (as measured in airline miles utilizing the V&H coordinates method) as the BA-IP in that LATA, provided that, for the purpose of charging for the transport of traffic from the BA-IP to the M-IP, the M-IP, shall be no further than an entrance facility away from the BA-IP.

          4.4.4 The Parties shall agree upon an addendum to Schedule 3.0 to reflect the schedule applicable to each new LATA requested by MFS, provided, however, that unless agreed by the Parties, the Interconnection Activation Date in a new LATA shall not be earlier than forty-five (45) days after receipt by BA of all complete and accurate trunk orders and routing information. Within ten
(10) business days of BA's receipt of MFS's notice. BA and MFS shall confirm the BA-IP, the M-IP and the Interconnection Activation Date for the new LATA by attaching an addendum to Schedule 3.0.

     4.5 INTERCONNECTION POINTS FOR DIFFERENT TYPES OF TRAFFIC. Each Party shall make available Interconnection Points and facilities for routing of traffic from those Interconnection Points as designated in Schedule 4.5. Any additional traffic that is not covered in Schedule 4.5 shall be subject to separate negotiations between the Parties, except that (i) either Party may deliver traffic of any type or character to the other Party for termination as long as the delivering Party pays the receiving Party's then current Switched Exchange Access rates for such traffic, and (ii) upon a bona fide request from
                                                        ---- ----
either Party, the Parties will exercise all reasonable efforts to conclude an agreement covering the exchange of such traffic.


5.0  TRANSMISSION AND ROUTING OF TELEPHONE EXCHANGE SERVICE TRAFFIC PURSUANT TO
SECTION 251(C)(2)

     5.1 SCOPE OF TRAFFIC. Section 5 prescribes parameters for trunk groups (the "Traffic Exchange Trunks") to be effected over the Interconnections specified in Section 4.0 for the transmission and routing of Local Traffic and IntraLATA Toll Traffic between the Parties' respective Telephone Exchange Service Customers.

     5.2  TRUNK GROUP CONNECTIONS AND ORDERING

          5.2.1 Trunk group connections will be made at a DS-1 level or higher for exchange of Local and Toll Traffic. Higher speed connections shall be made, when and where available, in accordance with the Joint Grooming Plan prescribed in Section 10. Ancillary Traffic trunk groups may be made below a DS-1 level, as may be agreed to by the Parties.

          5.2.2. Each Party will identify its Carrier Identification Code, a three or four digit numeric obtained from Bellcore, to the other Party when ordering a trunk group.

     5.3  ADDITIONAL SWITCHING SYSTEM HIERARCHY AND TRUNKING REQUIREMENTS

          5.3.1 For purposes of routing MFS traffic to BA, the subtending arrangements between BA Access Tandem Switches and BA End Office Switches shall be the same as the Access Tandem/End Office subtending arrangements BA maintains for the routing of its own or other carriers' traffic. For purposes of routing BA traffic to MFS, the subtending arrangements between MFS Access Tandem Switches (or functional equivalent and MFS End Office Switches (or functional equivalent) shall be the same as the Access Tandem/End Office subtending arrangements (or functional equivalent) which MFS maintains for the routing of its own or other carriers' traffic.

     5.4  SIGNALING

     Each Party will provide the other Party with access to its databases and associated signaling necessary for the routing and completion of the other Party's traffic in accordance with the provisions contained in Section 17 below.

     5.5  GRADES OF SERVICE

     The Parties shall initially engineer and shall jointly monitor and enhance all trunk groups consistent with the Joint Grooming Plan as set forth in Section 10.

     5.6  MEASUREMENT AND BILLING

        5.6.1 For billing purposes, each Party shall pass Calling Party Number ("CPN") information on each call carried over the Traffic Exchange Trunks, wherever technically feasible. At such time as either Party has the ability, as the Party receiving the traffic, to use such CPN information to classify on an automated basis traffic delivered by the other Party as either Local Traffic or Toll Traffic, such receiving Party shall bill the originating Party the Local Traffic termination rates, Intrastate Exchange Access rates, or Interstate Exchange Access rates applicable to each minute of Traffic for which CPN is passed, as provided in Exhibit A and applicable Tariffs.

        5.6.2 If, under the circumstances set forth in subsection 5.6.1, it is not technically feasible for the originating Party to pass CPN on up to ten percent (10%) of calls, the receiving Party shall bill the originating Party the Local Traffic termination rates, Intrastate Exchange Access rates, or Interstate Exchange Access rates applicable to each minute of traffic, as provided in Exhibit A and applicable Tariffs, for which CPN is passed. For the remaining up to ten percent (10%) of calls without CPN information, the receiving Party shall bill the originating Party for such traffic as Local Traffic termination rates, Intrastate Exchange Access rates, or Interstate Exchange Access rates applicable to each minute of traffic, as provided in Exhibit A and applicable Tariffs, in direct proportion to the minutes of use of calls passed with CPN information.

        5.6.3 If it is not technically feasible for the originating Party to pass CPN on more than ten percent (10%) of calls, or if the receiving Party lacks the ability to use CPN information to classify on an automated basis traffic delivered by the other Party as either Local Traffic or Toll Traffic, and the originating Party chooses to combine Local and Toll Traffic on the same trunk group, it will supply an auditable Percent Local Use ("PLU") report quarterly, based on the previous three months' traffic, and applicable to the following three months. If the originating Party also chooses to combine Interstate and Intrastate Toll Traffic on the same trunk group, it will supply an auditable Percent Interstate Use ("PLI") report quarterly, based on the previous three months' terminating traffic, and applicable to the following three months. In lieu of the foregoing PLU and/or PIU reports, the Parties may agree to provide and accept reasonable surrogate measures for an agreed-upon interim period.

        5.6.4. Measurement of billing minutes for purposes of determining terminating compensation shall be in conversation seconds.

     5.7  RECIPROCAL COMPENSATION ARRANGEMENTS - SECTION 251(B)(5)

      Reciprocal Compensation arrangements address the transport and termination of Local Traffic. BA's delivery of Traffic to MFS that originated with a third carrier is addressed in subsection 7.3. Where MFS delivers Traffic (other than Local Traffic) to BA, except as may be set forth herein or subsequently agreed to by the Parties, MFS shall pay BA the same amount that such carrier would have paid BA for termination of that Traffic at the location the Traffic is delivered to BA by MFS. Compensation for the transport and terminations of traffic not specifically addressed in this subsection 5.7 shall be as provided elsewhere in this Agreement, or if not so provided, as required by the Tariffs of the Party transporting and/or terminating the traffic.

        5.7.1 Nothing in this Agreement shall be construed to limit either Party's ability to designated the areas within which that Party's Customers may make calls which that Party rates as "local" in its Customer Tariffs.

        5.7.2 The Parties shall compensate each other for transport and termination of Local Traffic in an equal and symmetrical manner at the rates provided in the Detailed Schedule of Itemized Charges (Exhibit A hereto) or, if not set forth therein, in the applicable Tariff(s) of the terminating Party, as the case may be. These rates are to be applied at he M-IP for traffic delivered by BA, and at the BA-IP for traffic delivered by MFS. No additional charges, including port or transport charges, shall apply for the termination of Local Traffic delivered to the BA-IP or the M-IP, except as set forth in Exhibit A. When Local Traffic is terminated over the same trunks as Toll Traffic, any port or transport or the other applicable access charges related to the Toll Traffic shall be prorated to be applied only to the Toll Traffic.

        5.7.3 The Reciprocal Compensation arrangements set forth in this Agreement are not applicable to Switched Exchange Access Service. All Switched Exchange Access Service and Toll Traffic shall continue to be goverened by the terms and conditions of the applicable federal and state Tariffs.

        5.7.4 Compensation for transport and termination of all Traffic which has been subject to performance of INP by one Party for the other Party pursuant to Section 14 shall be as specified in subsection 14.5.

        5.7.5 The designation of Traffic as Local or Toll for purposes of compensation shall be based on the actual originating and terminating points of the complete end-to-end call, regardless of the carrier(s) involved in carrying any segment of the call.

          5.7.6 Each Party reserves the right to measure and audit all Traffic to ensure that proper rates are being applied appropriately. Each Party agrees to provide the necessary Traffic data or permit the other Party's recording equipment to be installed for sampling purposes in conjunction with any such audit.

          5.7.7 The Parties will engage in settlements of alternate-billed calls (e.g. collect, calling card, and third-party billed calls) originated or authorized by their respective Customers in Virginia in accordance with the terms of an appropriate billing services agreement for intraLATA intrastate alternate-billed calls or such other arrangement as may be agreed to by the Parties.

6.0  TRANSMISSION AND ROUTING OF EXCHANGE ACCESS TRAFFIC PURSUANT TO 251(C)(2).

     6.1  SCOPE OF TRAFFIC

     Section 6 prescribes parameters for certain trunks to be established over the Interconnections specified in Section 4 for the transmission and routing of traffic between MFS Telephone Exchange Service Customers and Interexchange Carriers ("Access Toll Connecting Trunks"). This includes casually-dialed (10XXX and 101XXXX) traffic.

     6.2  TRUNK GROUP ARCHITECTURE AND TRAFFIC ROUTING

       6.2.1 MFS shall establish Access Toll Connecting Trunks by which it will provide tandem-transported Switched Exchange Access Services to Interexchange Carriers to enable such Interexchange Carriers to originate and terminate traffic to and from MFS's Customers.

       6.2.2 Access Toll Connecting Trunks shall be used solely for the transmission and routing of Exchange Access to allow MFS's Customers to connect to or be connected to the interexchange trunks of any Interexchange Carrier which is connected to an BA Access Tandem.

       6.2.3 The Access Toll Connecting Trunks shall be two-way trunks connecting an End Office Switch MFS utilizes to provide Telephone Exchange Service and Switched Exchange Access in a given LATA to an Access Tandem BA utilizes to provide Exchange Access in such LATA.

       6.2.4 The Parties shall jointly determine which BA Access Tandem(s) will be subtended by each MFS End Office Switch. MFS's End Office switch shall subtend the BA Access Tandem that would have served the same rate center on BA's network. Alternative configurations will be discussed as part of the Joint Plan.

     6.3  MEET-POINT BILLING ARRANGEMENTS

          6.3.1 MFS and BA will establish Meet-Point Billing arrangements in order to provide a common transport option to Switched Access Services Customers via an Access Tandem Switch in accordance with the Meet-Point Billing guidelines contained in the OBF's MECAB and MECOD documents, except as modified herein, and BA's Virginia Tariff Number 217. Section 2.4.8. The arrangements described in this Section 6 are intended to be used to provide Switched Exchange Access Service that originates and/or terminates on a Telephone Exchange Service that is provided by either Party, where the transport component of the Switched Exchange Access Service is routed through a Tandem Switch that is provided by BA.

          6.3.2 In each LATA, the Parties shall establish MPB arrangements between the applicable Rating Point/BA Local Serving Wire Center combinations.

          6.3.3 Interconnection for the MPB arrangement shall occur at the BA-IP in the LATA, unless otherwise agreed to by the Parties.

          6.3.4 MFS and BA will use reasonable efforts, individually and collectively, to maintain provisions in their respective state access tariffs, and or provisions within the National Exchange Carrier Association ("NECA") tariff No. 4. or any successor Tariff sufficient to reflect the MPB arrangements established pursuant to this Agreement.

          6.3.5 Each Party shall implement the "Multiple Bill Single Tariff" or "Multiple Bill/Multiple Tariff" option, as appropriate, in order to bill an IXC for the portion of the jointly provided telecommunications service provided by that Party.

          6.3.6 The rate elements to be billed by each Party are as set forth in Schedule 6.3. The actual rate values for each Party's affected access service rate element shall be the rates contained in that Party's own effective federal and state access tariffs, or other document that contains the terms under which that Party's access services are offered. The MPB billing percentages for each Rating Point/BA Local Serving Wire Center combination shall be calculated in accordance with the formula set forth in subsection 6.3.16 below.

          6.3.7 Each Party shall provide the other Party with the billing name, billing address, and Carrier Identification Code ("CIC") of the IXC, and identification of the IXC's Local Serving Wire Center in order to comply with the MPB notification process as outlined in the MECAB document via facsimile or such other media as the Parties may agree to.

          6.3.8 BA shall provide MFS with the Switched Access Detail Usage Data (category 1101XX records) on magnetic tape or via such other media as the Parties may agree to, no later than ten (10) business days after the date the usage occurred.

          6.3.9 MFS shall provide BA with the Switched Access Summary Usage Data (category 1150XX records) on magnetic tape or via such other media as the Parties may agree, no later than ten (10) business days after the date of its rendering of the bill to the relevant IXC, which bill shall be rendered no less frequently than monthly.

          6.3.10 Each Party shall coordinate and exchange the billing account reference ("BAR") and billing account cross reference ("BACR") numbers or Operating Company Name ("OCN"), as appropriate, for the MPB Service. Each Party shall notify the other if the level of billing or other BAR/BACR elements change, resulting in a new BAR BACR number, or if the OCN changes.

          6.3.11 Errors may be discovered by MFS, the IXC or BA. Each Party agrees to provide the other Party with notification of any errors it discovers within two (2) business days of the date of such discovery. In the event of a loss of data, both Parties shall cooperate to reconstruct the lost data and, if such reconstruction is not possible, shall accept a reasonable estimate of the lost data based upon prior usage data.

          6.3.12 Either Party may request a review or audit of the various components of access recording up to a maximum of two (2) audits per calendar year. All costas associated with each review and audit shall be borne by the requesting Party. Such review or audit shall be conducted subject to confidentiality protection and during regular business hours. A Party may conduct additional audits, at its expense, upon the other Party's consent, which consent shall not be unreasonably withheld.

          6.3.13 Nothing contained in this subsection 6.3. shall create any liability for damages, losses, claims, costs, injuries, expenses or other liabilities whatsoever on the part of either Party (other than as may be set forth in MECAB or in any applicable Tariff).

          6.3.14 The Parties shall not charge one another for the services rendered or information provided pursuant to this subsection 6.3.

          6.3.15 MPB will apply for all traffic bearing the 500, 900, 800/888 (to the extent provided by an IXC) or any other non-geographic NPA which may be likewise designated for such traffic in the future.

          6.3.16 In the event MFS determines to offer Telephone Exchange Services in another LATA in which BA operates an Access Tandem Switch, BA shall permit and enable MFS to subtend the BA Access Tandem Switch(es) designated for the BA End Offices in the area where the MFS Rating Point(s) associated with the NPA-NXX(s) to from which the Switched Exchange Access Services are homed. The MPB billing percentages for each new Rating Point/BA Local Serving Wire Center combination shall be calculated according to the following formula:

                        a / (a - b)= MFS Billing Percentage
                                      and
                        b / (a + b)= BA Billing Percentage

                    where:
                    ------

                    a = the airline mileage between the Rating Point and the actual point of interconnection for the MPB arrangement; and
                    b = the airline mileage between the BA Local Serving Wire
               Center and the actual point of interconnection for the MPB arrangement.

MFS shall inform BA of the LATA in which it intends to offer Telephone Exchange Services and its calculation of the billing percentages which should apply for such arrangement, as part of the notice required by subsection 4.4.1 above. Within ten (10) business days of MFS's delivery of notice to BA, BA and MFS shall confirm the new Rating Point/BA Local Serving Wire Center combination and billing percentages. Nothing in this subsection 6.3.16 shall be construed to limit MFS's ability to select to interconnect with BA in additional LATAs by means of Interconnection at a Local Serving Wire Center, to the extent that such Interconnection is permitted under this Agreement.

     6.4       800/888 TRAFFIC

     The following terms shall apply when either Party delivers 800/888 calls to the other Party for completion.

               6.4.1. When MFS delivers untranslated 800/888 calls to BA for completion

                         (a)   to an IXC, BA shall:

                               (i)   Provide a MPB record in an industry
                               standard format to MFS; and

                               (ii)  Bill the IXC the appropriate BA query
                               charge associated with the call.

                         (b)   as an IntraLATA call to BA or another LEC in the
LATA, BA shall


                               (i)   Provide a copy record in an industry
                               standard format to MFS:


                               (ii) Bill MFS the appropriate BA query charge associated with the call: and

                               (iii) Submit the call records to ITORP for payment by BA or the LEC that is the 800/888 service provider of MFS's and any intermediate LEC's Tariffed Exchange Access charges and query charges.


               6.4.2 When BA delivers 800/888 calls originated by BA's or another LEC's Customers to MFS for completion

                    (a)  to MFS in its capacity as an IXC, BA shall:

                         (i) Bill MFS the appropriate BA query charge associated with the call: and

                         (ii) Bill MFS the appropriate FGD Exchange Access charges associated with the call.

                    (b)  as an IntraLATA call to MFS in its capacity as a LEC.

                         (i) BA shall submit the appropriate call records to ITORP for payment by MFS of BA's (and another LEC's, if appropriate) Tariffed Exchange Access charges: and

                         (ii) MFS shall pay the originating LEC's appropriate query charge associated with the call.


7.0       TRANSPORT AND TERMINATION OF OTHER TYPES OF TRAFFIC

          7.1  INFORMATION SERVICES TRAFFIC

          The following provisions shall apply only to MFS-originated Information Services Traffic directed to an information services platform connected to BA's network. At such time as MFS connects Information Services platforms to its network, the Parties shall agree upon a suitable arrangement for BA-Originated Information Services Traffic.

               7.1.1 MFS shall route Information Services Traffic that originates on its own network to the appropriate information services platform(s) connected to BA's network. MFS will establish a dedicated trunk group to the BA information services serving switch. This trunk group will be utilized to allow MFS to route information service traffic originated on its network to BA.

               7.1.2 MFS shall provide an electronic file transfer or monthly magnetic tape containing recorded call detail information to BA.

               7.1.3 BA shall provide to MFS via electronic file transfer or magnetic tape or other means as available all necessary information to rate the Information Services Traffic to MFS's Customers pursuant to the BA's agreements with each information services provider. Information shall be provided in as timely a fashion as practical in order to facilitate record review and reflect actual prices set by the individual information services providers.

               7.1.4 MFS shall bill and collect such information services provider charges and remit the amounts collected to BA less:

          (a) The Information Services Billing and Collection fee set forth in Exhibit A; and

          (b) An uncollectibles reserve calculated based on the uncollectibles reserve in BA's billing and collection agreement with the applicable information services provider; and

         (c)     Customer adjustments provided by MFS.

MFS shall provide to BA sufficient information regarding uncollectibles and Customer adjustments to allow BA to pass through the adjustments to the information services provider, and BA shall pass through such adjustments. However, if the information services provider disputes such adjustments and refuses to accept such adjustments, MFS shall reimburse BA for all such disputed adjustments. Final resolution regarding all disputed adjustments shall be solely between MFS and the information services provider.

          7.1.5 Nothing in this Agreement shall restrict either Party from offering to its Telephone Exchange Service Customers the ability to block the completion of Information Service Traffic.

          7.1.6 The Parties may agree to separate arrangements for the billing and compensation of variable rated (e.g. 970.540) information services.

          7.1.7 The Information Services Traffic addressed herein does not include 555 traffic or similar traffic with AIN service interfaces.

     7.2  LSV/VCI TRAFFIC

          7.2.1 Each Party shall offer LSV and VCI services to enable its Customers to verify and/or interrupt calls of the other Party's Customers. In such instances, the other Party shall accept and respond to LSV and VCI requests from the operator bureau of the requesting Party. Both the requesting Party (Party A) and the responding Party (Party B) shall perform in accordance with the terms set forth in this subsection 7.2 and pursuant to inter-Party rates to be agreed upon between the Parties.

          7.2.2  The Party B operator shall only verify the status of the line
(LSV) or interrupt the line to inform the called party that there is a call waiting. The Party B operator will not complete the telephone call of the Customer initiating the LSV VCI request. The Party B operator will only make one LSV/VCI attempt per Customer operator bureau telephone call, and the applicable charge apply whether or not the called party releases the line.

          7.2.3 Each Party's operator bureau shall accept LSV and VCI inquires from the operator bureau of the other Party in order to allow transparent provision of LSV/VCI Traffic between the Parties' networks.

          7.2.4 Each Party shall route LSV/VCI Traffic inquiries over separate direct trunks (and not the Local/IntraLATA/InterLATA Trunks) established between the Parties' respective operator bureaus. Each Party shall offer interconnection for LSV/VCI traffic at its Local Serving Wire Center, operator services Tandem Office subtended by such Local Serving Wire Center, or other mutually agreed point in the LATA. Separate LSV/VCI trunks delivered at the Local Serving Wire Center will be directed to the operator services Tandem Office designated by Party B. Unless otherwise mutually agreed, the Parties shall configure LSV/VCI trunks over the Interconnection architectures in accordance with the terms of
Section 4, consistent with the Joint Grooming Plan. Party A shall outpulse the appropriate NPA, ATC Code, and Routing Code (operator code) to Party B.

     7.3  TRANSIT SERVICE

          7.3.1 MFS shall exercise all reasonable efforts to enter into a reciprocal local traffic exchange arrangement (either via written agreement or mutual tariffs) with any wireless carrier, ITC, CLEC, or other LEC to which it sends, or from which it receives, local traffic that transits BA facilities over Traffic Exchange Trunks. If MFS fails to enter into such an arrangement as quickly as commercially reasonable following the Effective Date and to provide copies thereof to BA, but continues to utilize BA's Transit Service for the exchange of local traffic with such wireless carrier, ITC, CLEC, or other LEC, MFS shall, in addition to paying the rate set forth in Exhibit A for said Transit Service, pay BA any charges or costs such terminating third party carrier imposes or levies on BA for the delivery or termination of such Traffic, including any switched access charges, plus all reasonable expenses incurred by
                                       ----
BA in delivering or terminating such Traffic and/or resulting from MFS's failure to secure said reciprocal local traffic exchange arrangement. BA will, upon request, provide MFS with all reasonable cooperation and assistance in obtaining such arrangements. The Parties agree to work cooperatively in appropriate industry fora to promote the adoption of reasonable industry guidelines relating to Transit Traffic.

          7.3.2 Meet-Point Billing compensation arrangements as described in subsection 6.3 shall be utilized for compensation for the joint handling of Toll Traffic.

          7.3.3 BA expects that most networks involved in Transit Traffic will deliver each call to each involved network with CCS and the appropriate Transactional Capabilities Application Part ("TCAP") message to facilitate full interoperability of those services supported by BA and billing functions. In all cases, each Party shall follow the Exchange Message Record ("EMR") standard and exchange records between the Parties and with the terminating carrier to facilitate the billing process to the originating network.

          7.3.4 Transit Traffic shall be routed over the Traffic Exchange Trunks described in Section 5 above.

     7.4  911/E911 ARRANGEMENTS

          7.4.1 MFS will interconnect to the BA 911/E911 selective routers or 911 Tandem Offices, where available, which serve the areas in which MFS provides Telephone Exchange Services, for the provision of 911/E911 services and for access to all subtending Public Safety Answering Points ("PSAP"). In such situations, BA will provide MFS with the appropriate CLLI codes and specifications of the Tandem Office serving area. In areas where E911 is not available. MFS and BA will negotiate arrangements to connect MFS to the 911 service.

          7.4.2 Path and route diverse interconnections for 911/E911 shall be made at the M-IP, the BA-IP, or other points as necessary and mutually agreed, and as required by law or regulation.

          7.4.3  Upon request, BA will provide MFS with the following:

          (a) an electronic interface, when available, through which MFS shall input and provide a daily update of 911/E911 database information related to appropriate MFS Customers. Until such time as an electronic interface is available, MFS shall provide BA with all appropriate 911 information such as name, address, and telephone number in writing for BA's entry into the 911 database system. Any 911-related data exchanged between the Parties shall conform to the National Emergency Number Association standards;

          (b) a file containing the Master Street Address Guide ("MSAG"), as may be updated from time to time, for the exchanges or communities specified;

          (c) a return of any MFS E911 data entry files containing errors, so that MFS may ensure the accuracy of the Customer records; and

          (d)    PSAP 911 Tandem information.

          7.4.4 In cases where a Customer of one Party elects to discontinue its service and become the Customer of the other Party ("Party B") but desires to retain its original telephone number pursuant to an INP or PNP arrangement, Party B will outpulse the telephone number to which the call has been forwarded (i.e. the Customer's ANI) to the 911 Tandem Office. Party B will also provide
 - -
the 911 database with both the forwarded number and the directory number, as well as the appropriate address information of the Customer.

          7.4.5 BA and MFS will use their best efforts to facilitate the prompt, robust, reliable and efficient interconnection of MFS systems to the 911/E911 platforms.

          7.4.6 BA and MFS will work cooperatively to arrange meetings with PSAPs to answer any technical questions the PSAPs, or county or municipal coordinators may have regarding the 911/E911 arrangements. BA shall assist MFS in identifying the appropriate person in each municipality for the purpose of obtaining the ten-digit subscriber number of each PSAP.

          7.4.7 The Parties acknowledge that the provision of INP, until PNP with full 911 compatability is available, creates a special need to have the Automatic Location Identification ("ALI") screen reflect two number: the "old" number and the "new" number assigned by MFS. The Parties acknowledge further the objective of including the five character Telephone Company Identification ("TCI") of the company that provides service to the calling line as part of the ALI display. Until such time as TCI is operational, however, BA and MFS agree to supply and use the three-letter Access Carrier Name Abbreviation ("ACNA") as the carrier identifier.

          7.4.8 MFS will compensate BA for connections to its 911/E911 pursuant to Exhibit A.

          7.4.9 MFS will comply with all applicable rules and regulations pertaining to the provision of 911/E911 services in Virginia.

     7.5 ANCILLARY TRAFFIC GENERALLY Ancillary Traffic that may be terminated at a BA Local Serving Wire Center pursuant to subsection 4.5 above shall be subject to a separate transport charge for transport from the Local Serving Wire Center to the appropriate Tandem Office, as set forth in Exhibit A.


8.0  NUMBER RESOURCES, RATE CENTERS AND RATING POINTS

     8.1 Nothing in this Agreement shall be construed to limit or otherwise adversely affect in any manner either Party's right to employ or to request and be assigned any Central Office (NXX) Codes pursuant to the Central Office Code Assignment Guidelines, as may be amended from time to time, or to establish, by Tariff or otherwise, Rate Centers and Rating Points corresponding to such NXX codes. Until such time as number administration is provided by a third party, BA shall provide MFS access to telephone numbers by assigning NXX codes to MFS in accordance with such Assignment Guidelines.

     8.2 It shall be the responsibility of each Party to program and update its own switches and network systems in accordance with the Local Exchange Routing Guide ("LERG") in order to recognize and route traffic to the other Party's assigned NXX codes at all times. Neither Party shall impose any fees or charges whatsoever on the other Party for such activities, except as expressly set forth in this Agreement.

     8.3 Unless mandated otherwise by a Commission order, the Rate Center Areas will be the same for each Party. During the term of this agreement, MFS shall adopt the Rate Center Areas and Rate Center Points that the Commission has approved for BA, in all areas where BA and MFS service areas overlap, and MFS shall assign whole NPA-NXX codes to each Rate Center unless the LEC industry adopts alternative methods of utilizing NXXs in the manner adopted by the NANP.

     8.4 MFS will also designate a Routing Point for each assigned NXX code. MFS shall designate one location for each Rate Center Area as the Routing Point for the NPA-NXXs associated with that Area, and such Routing Point shall be within the same LATA as the Rate Center Area but not necessarily within the Rate Center Area itself.

     8.5 Notwithstanding anything to the contrary contained herein, nothing in this Agreement is intended to, and nothing in this Agreement shall be construed to, in any way constrain MFS's choices regarding the size of the local calling area(s) that MFS may establish for its Customers, which local calling areas may be larger than, smaller than, or identical to BA's local calling areas.

9.0  NETWORK MAINTENANCE AND MANAGEMENT; OUTAGES

     9.1 The Parties will work cooperatively to install and maintain a reliable network. MFS and BA will exchange appropriate information (e.g., maintenance
                                                           - -
contact numbers, network information, information required to comply with law enforcement and other security agencies of the Government) to achieve this desired reliability. In addition, the Parties will work cooperatively to apply sound network management principles to alleviate or to prevent congestion.

     9.2 Each Party recognizes a responsibility to follow the standards that may be agreed to between the Parties and to employ characteristics and methods of operation that will not interfere with or impair the service or any facilities of the other or any third parties connected with or involved directly in the network of the other.

     9.3  INTERFERENCE OR IMPAIRMENT

     If Party A reasonably determines that the characteristics and methods of operation used by Party B will or may interfere with or impair its provision of services. Party A shall have the right to discontinue Interconnection subject, however, to the following:

          9.3.1 Party A shall have given Party B ten (10) days prior written notice of interference or impairment or potential interference or impairment which specifies the time within which Party B is to correct the condition; and,

          9.3.2 Party A shall have concurrently provided a copy of the notice provided to Party B under (a) above to the appropriate federal and/or state regulatory bodies.

          9.3.3 Notice in accord with subsections 9.3.1 and 9.3.2 above shall not be required in emergencies and Party A may immediately discontinue Interconnection if reasonably necessary to meet its obligations. In such case, however, Party A shall use all reasonable means to notify Party B and the appropriate federal and/or state regulatory bodies.

          9.3.4 Upon correction of the interference or impairment. Party A will promptly renew the Interconnection. During such period of discontinuance, there will be no compensation or credit allowance by Party A to Party B for interruptions.

     9.4  REPEATED OR WILLFUL NONCOMPLIANCE

          9.4.1 The Interconnection provided hereunder may be discontinued by either Party upon thirty (30) days written notice to the other for repeated or willful violation of and/or a refusal to comply with this Agreement. The Party discontinuing will notify the appropriate federal and/or state regulatory bodies concurrently with the notice to the other Party of the prospective discontinuance.

     9.5  OUTAGE REPAIR STANDARD

     In the event of an outage or trouble in any arrangement, facility or service being provided by a Party hereunder, the providing Party will follow procedures for isolating and clearing the outage or trouble that are no less favorable than those that apply to comparable arrangements, facilities, or services being provided by the providing Party to any other carrier whose network is connected to that of the providing Party. MFS and BA may agree to modify those procedures from time to time based on their experience with comparable Interconnection arrangements with other carriers.

     9.6  NOTICE OF CHANGES -- SECTION 251(c)(5).

     If a Party makes a change in its network which it believes will materially affect the interoperability of its network with the other Party's network, the Party making the change shall provide at least ninety (90) days advance written notice of such change to the other Party.

10. JOINT NETWORK RECONFIGURATION AND GROOMING PLAN; AND INSTALLATION, MAINTENANCE, TESTING AND REPAIR.

     10.1 JOINT NETWORK RECONFIGURATION AND GROOMING PLAN. On or before December 1, 1996, unless the Parties agree to a different date. MFS and BA shall jointly develop a grooming plan (the "Joint Plan") which shall define and detail, inter alia.

          (a) modifications to the agreement on physical architecture consistent with the guidelines defined in Section 4:

          (b) standards to ensure that Interconnection trunk groups experience a grade of service, availability and quality which is comparable to that achieved on interoffice trunks within BA's network and in accord with all appropriate relevant industry-accepted quality, reliability and availability standards. Trunks provided by either Party for Interconnection services will be engineered using a design blocking objective of B.01;

               (c) the respective duties and responsibilities of the Parties with respect to the administration and maintenance of the trunk groups, including, but not limited to, standards and procedures for notification and discoveries of trunk disconnects;

               (d)  disaster recovery provision escalations;

               (e) migration from one-way to two-way Interconnection Trunks upon mutual agreement of the Parties;

               (f)  actual meet point locations on the SONET system; and

               (g)  such other matter as the Parties may agree.


     10.2 INSTALLATION, MAINTENANCE, TESTING AND REPAIR. BA's standard intervals for Feature Group D Switched Exchange Access Services will be used for Interconnection. MFS shall meet the same intervals for comparable installations, maintenance, joint testing, and repair of it facilities and services associated with or used in conjunction with Interconnection or shall notify BA of its inability to do so and will negotiate such intervals in good faith. The Parties agree that the standards to be used by each Party for isolating and clearing any disconnections and/or other outages or troubles shall be no less favorable than those applicable to comparable arrangements, facilities, or services being provided by such Party to any other carrier whose network is connected to that of the providing Party.

     10.3      FORECASTING REQUIREMENTS FOR TRUNK PROVISIONING.  Within sixty
(60) days of executing this Agreement, MFS shall provide BA a one (1) year traffic forecast. This initial forecast will provide the amount of traffic to be delivered to each of BA's End Offices affected by the exchange of traffic. The forecast shall be updated and provided to BA on a quarterly basis, and include Access Carrier Terminal Location (ACTL), traffic type (local/toll, operator services, 911, etc.), code (identifies trunk group). A location Z location (CLLI codes), interface type (e.g., DSI), and trunks in service each year (cumulative).

               10.3.1 Initial Forecasts/Trunking Requirements.  Because BA's
                      ---------------------------------------
trunking requirements will, at least during an initial period, be dependent on the customer segments and service segments within customer segments to whom MFS decides to market its services. BA will be largely dependent on MFS to provide accurate trunk forecasts for both inbound (from BA) and outbound (from MFS) traffic. BA will, as an initial matter and upon request, provide the same number of trunks to terminate local traffic to MFS as MFS provides to terminate local traffic to BA, unless MFS expressly identifies particular situations that are expected to produce traffic that is substantially skewed in either the inbound or outbound direction, in which case BA will provide the number of trunks MFS suggests. Upon the establishment of any new set of trunks for traffic from BA to MFS, BA will monitor traffic for ninety (90) days, and will, as necessary at the end of that period, either augment trunks or disconnect trunks, based on the application of reasonable engineering criteria to the actual traffic volume experienced. If, after such 90-day period, BA has determined that the trunks are not warranted by actual traffic volumes, then, on ten (10) days' written notice, BA may hold MFS financially responsible for such trunks retroactive to the start of the 90-day period until such time as they are justified by actual traffic volumes, based on the application of reasonable engineering criteria. To the extent that BA requires MFS to install trunks for delivery of traffic to BA. MFS may apply the same procedures with respect to BA's trunking requirements.


11.0 UNBUNDLED ACCESS -- SECTION 251(C)(3).

     To the extent required of each Party by Section 251 of the Act, each Party shall offer to the other Party nondiscriminatory access to Network Elements on an unbundled basis at any technically feasible point. BA shall unbundle and separately price and offer Network Elements such that MFS will be able to lease and interconnect to whichever of the Network Elements MFS requires, and to combine the BA-provided elements with any facilities and services that MFS may itself provide, except that MFS shall not recombine Network Elements purchased from BA for use as a substitute for the purchase at wholesale rates of Telecommunications Services that BA provides unless otherwise mandated by the FCC or the Commission or agreed to by BA with other carriers.

     11.1 UNBUNDLED LOCAL LOOP ("ULL") TRANSMISSION TYPES

     Subject to subsection 11.4, BA shall allow MFS to access the following ULL types (in addition to those ULLs available under applicable tariffs) unbundled from local switching and local transport in accordance with the terms and conditions set forth in this subsection 11.1.

          11.1.1 "2-Wire Analog Voice Grade ULL" or "Analog 2W" provides an effective 2-wire channel with 2-wire interfaces at each end that is suitable for the transport of analog voice grade (nominal 300 to 3000 Hz) signals and loop-start signaling. The service is more fully described in Bell Atlantic TR-72565. If "Customer-Specified Signaling" is requested, the service will operate with one of the following signaling types that may be specified when the service is ordered: loop-start, ground-start, loop-reverse-battery, and no signaling. The service is more fully described in Bell Atlantic TR-72570.

          11.1.2 "4-Wire Analog Voice Grade ULL" or "Analog 4W" provides an effective 4-wire channel with 4-wire interfaces at each end that is suitable for the transport of analog voice grade (nominal 300 to 3000 Hz) signals. The service will operate with one of the following signaling types that may be specified when the service is ordered: loop-start, ground-start, loop-reverse-battery, duplex, and no signaling. The service is more fully described in Bell Atlantic TR-72570.

          11.1.3 "2-Wire ISDN Digital Grade ULL" or "BRI ISDN" provides a channel with 2-wire interfaces at each end that is suitable for transport of 160 kbps digital services using the ISDN 2B1Q line code.

          11.1.4 "2-Wire ADSL-Compatible ULL" or "ADSL 2W" provides a channel with 2-wire interfaces at each end that is suitable for the transport of digital signals up to 6Mbps toward the Customer and up to 640 kbps from the Customer. BA will offer ADSL-Compatible

ULLs only when the technology BA uses to provide such ULLs is compatible with that of MFS. In addition, ADSL-Compatible ULLs will be available only where existing copper facilities can meet applicable industry standards.

          11.1.5 "2-Wire HDSL-Compatible ULL" or "HDSL 2W" provides a channel with 2-wire interfaces at each end that is suitable for the transport of 784 kbps digital signals simultaneously in both directions using the 2B1Q line code. HDSL compatible ULLs will be available only where existing copper facilities can meet the specifications.

          11.1.6 "4-Wire HDSL-Compatible ULL" or "HDSL 4W" provides a channel with 4-wire interfaces at each end. Each 2-wire channel is suitable for the transport of 784 kbps digital signals simultaneously in both directions using the 2B1Q line code. HDSL compatible ULLs will be available only where existing copper facilities can meet the specifications.

          11.1.7 ULLs will be offered on the terms and conditions specified herein and on such other terms in applicable Tariffs that are not inconsistent with the terms and conditions set forth herein. BA shall make ULLs available to MFS at the rates specified by the Commission, as amended from time to time, subject to the provisions of subsection 11.1.8 below.

          11.1.8 BA will make Analog 2-Wire ULLs available for lease by MFS in accordance with the schedule set forth in Schedule 3.0. BA will make BRI ISDN and Analog 4W ULLs available for lease by MFS by the later of January 1, 1997, or the date when the ULL milestone contained in Schedule 3.0 is achieved in the LATA. BA will make ADSL 2W, HDSL 2W, and HDSL 4W ULLs available for lease by MFS as soon as practicable, but in any event no later than six months, after BA makes the services using equivalent loop facilities commercially available to its own end-user Customers in Virginia. Upon request by either BA or MFS, the Parties shall agree upon a reasonable schedule and location for a technical and operational trial(s) of ADSL 2W, HDSL 2W, and/or HDSL 4W ULLs. Such trial(s) may, by mutual agreement, be conducted in any jurisdiction in which affiliates of BA and MFS both operate. Upon successful completion of such trial(s), the Parties shall agree upon an implementation schedule for the ULL type(s) subject to such trial(s), which schedule shall begin no later than ninety (90) days after successful completion of such trial(s).

     11.2 PORT TYPES

     BA shall make available to MFS unbundled 2-wire analog line and 2-wire analog trunk Ports on the terms and conditions specified herein and on such other terms in applicable Tariffs that are not inconsistent with the terms and conditions set forth herein. BA will offer MFS Ports utilizing other technologies as they become available, upon bona fide request by MFS.
                                            ---- ----

     11.3  TRUNK SIDE LOCAL TRANSPORT

     BA shall provide MFS local transport from the trunk side of BA's Central Office Switches using private lines and special access services unbundled from switching and other services in accordance with the terms and conditions of BA's existing or filed Tariffs, as referenced in Exhibit A.

     11.4  LIMITATIONS ON UNBUNDLED ACCESS

           11.4.1 Unless otherwise mandated by the FCC or the Commission or agreed to by BA with other carriers, MFS may not cross-connect a BA-provided ULL to a BA-provided Port, but instead shall purchase a network access line under applicable tariffs.

           11.4.2 BA shall only be required to make available ULLs and Ports where such ULLs and Ports are available.

           11.4.3 MFS shall access BA's unbundled Network Elements specifically identified in this Agreement via Collocation in accordance with
Section 13 at the BA Wire Center where those elements exist and each ULL or Port shall be delivered to MFS's Collocation by means of a Cross Connection.

           11.4.4 BA shall provide MFS access to its Unbundled Local Loops at each of BA's Wire Centers for loops terminating in that Wire Center. In addition, if MFS requests one or more ULLs provisioned via Integrated Digital Loop Carrier or Remote Switching technology deployed as a ULL concentrator, BA shall, where available, move the requested ULL(s) to a spare, existing physical ULL at no additional charge to MFS. If, however, no spare physical ULL is available, BA shall within three (3) business days of MFS's request notify MFS of the lack of available facilities. MFS may then at its discretion make a Network Element Bona Fide Request to BA to provide the Unbundled Local Loop through the demultiplexing of the integrated digitized ULL(s). MFS may also make a Network Element Bona Fide Request for access to Unbundled Local Loops at the ULL concentration site point. Alternatively, MFS may chose to avail itself of BA's Special Construction services, as set forth in Exhibit A, for the provisioning of such ULL(s). Notwithstanding anything to the contrary in this Agreement, the provisioning intervals set forth in subsection 11.6 and the Performance Criteria and Performance Interval Dates set forth in subsection 27.1 and Schedule 27, respectively, shall not apply to ULLs provided under this subsection 11.4.4.

           11.4.5 If MFS orders a ULL type and the distance requested on such ULL exceeds the transmission characteristics in applicable technical references, distance extensions may be required and additional rates and charges shall apply as set forth in Exhibit A or applicable Tariffs.

           11.4.6 BA will exercise all reasonable efforts to ensure that the service intervals that apply to ULLs and unbundled Ports are comparable to the
(i) repair intervals that apply to the bundled dial tone line service, and (ii) installation intervals that apply to other BA-coordinated services, except as provided in Section 27. Although BA will make commercially reasonable efforts to ensure that ULLs and unbundled ports meet specified or agreed-upon technical standards. BA makes no warranty that the ULLs or unbundled Ports supplied by BA hereunder will be compatible with the services MFS may offer to its Customers if they are used in a manner not contemplated by the Parties.

     11.5  AVAILABILITY OF OTHER NETWORK ELEMENTS ON AN UNBUNDLED BASIS

           11.5.1 BA shall, upon request of MFS, and to the extent technically feasible, provide to MFS access to its Network Elements on an unbundled basis for the provision of MFS's Telecommunications Service. Any request by MFS for access to an BA Network Element that is not already available shall be treated as a Network Element Bona Fide Request. MFS shall provide BA access to its Network Elements as mutually agreed by the Parties or as required by the Commission or FCC.

           11.5.2. A Network Element obtained by one Party from the other under this subsection 11.5 may be used in combination with the facilities of the requesting Party only to provide a Telecommunications Service, including obtaining billing and collection, transmission and routing of the Telecommunications Service.

           11.5.3 Notwithstanding anything to the contrary in this subsection 11.5., a Party shall not be required to provide a proprietary Network Element to the other Party under this subsection 11.5 except as required by the Commission or FCC.

     11.6  PROVISIONING OF UNBUNDLED LOCAL LOOPS

     The following coordination procedures shall apply for conversions of "live" Telephone Exchange Services to ULLs. These and other mutually agreed-upon procedures shall apply reciprocally for the "live" cutover of Customers from BA to MFS and from MFS to BA.

           11.6.1 Upon request by MFS, BA will apply the following coordination procedures to conversions of live Telephone Exchange Services to ULLs. Coordinated cutover charges will apply to any such arrangement, only to the extent provided by Section A.4a of Exhibit A. If MFS elects not to request coordinated cutover, BA will process MFS's request in the normal course and subject to the normal installation intervals.

           11.6.2 MFS shall request ULLs from BA by delivering to BA a valid electronic transmittal service order (when available) or another mutually agree-upon type of service order. Such service order shall be provided in accordance with industry format and specifications or such format and specifications as may be agreed to by the Parties. Within forty-eight (48) hours of BA's receipt of such valid service order. Ba shall provide MFS the firm order commitment date according to the Performance Interval Dates set forth in Schedule 27 by which the ULLs covered by such service order will be installed. In addition, BA shall provide MFS with the related ULL design information, if available, at least forty eight (48) hours prior to the schedule cutover time.

     11.6.3 On each ULL order in a Wire Center, MFS and BA will agree on a cutover time at least forty eight(48) hours before that cutover time. The cutover time will be defined as a 15-30 minute window within which both the MFS and BA personnel will make telephone contact to complete the cutover.

     11.6.4 Within the appointed 15-30 minute cutover time, the MFS person will call the BA organization designated to coordinate cross-connection work and when the BA organization is reached in that interval such work will be promptly performed.

     11.6.5 If MFS requires a change in scheduling, it must contact BA to issue a supplement to the original order. The negotiations process to determine the date and time of cutover will then be reinitiated as usual.

     11.6.6 If the MFS person is not ready within the appointed interval and if MFS had not called to reschedule the work at least two (2) hours prior to the start of the interval. MFS shall be liable for the non-recurring charge for the unbundled elements scheduled for the missed appointment. In addition, non-recurring charges for the rescheduled appointment will apply.

     11.6.7 If BA is not available or not ready at any time during the appointed 15-30 minute interval, MFS and BA will reschedule and BA will waive the non-recurring charge for the unbundled elements originally scheduled for that interval, whenever those unbundled elements are actually cut over pursuant to an agreed-upon rescheduling.

     11.6.8 The standard time expected from disconnection of a live Telephone Exchange Service to the connection of the unbundled element to the MFS Collocation Arrangement is fifteen (15) minutes per voice grade circuit for all orders consisting of fifteen (15) ULLs or less. Orders involving more than fifteen (15) ULLs will require a negotiated interval.

     11.6.9 If unusual or unexpected circumstances prolong or extend the time required to accomplish the coordinated cutover, the Party responsible for such circumstances is responsible for the reasonable labor charges of the other Party. Delays caused by the Customer are the responsibility of MFS.

     11.6.10 If MFS has ordered INP as part of an ULL installation, BA will coordinate implementation of INP with the ULL installation. BA's provision of unbundled elements shall in all cases be subject to the availability of suitable facilities, to the extent permitted by section 251 of the Act.

     11.6.11 If MFS requests or approves a BA technician to perform services on the network side of the Rate Demarcation Point beyond normal installation of the ULLs covered by the service order, BA may charge MFS for any additional and reasonable labor charges to perform such services. BA may also charge MFS its normal overtime rates for services MFS requests to be performed outside of BA's normal business hours (M-F. 9am to 5pm. E.S.T.).

     11.7  MAINTENANCE OF UNBUNDLED LOCAL LOOPS

     If (i) MFS reports to BA a Customer trouble, (ii) MFS requests a dispatch,
(iii) BA dispatches a technician, and (iv) such trouble was not caused by BA's facilities or equipment, then MFS shall pay BA a per-trip charge charge and labor charges per quarter hour increments for time associated with said dispatch, as set forth in Exhibit A. In addition this charge also applies in situations when the Customer contact as designated by MFS is not available at the appointed time. MFS accepts responsibility for initial trouble isolation and providing BA with appropriate dispatch information based on their test results. If, as the result of MFS instructions, BA is erroneously requested to dispatch within the Central Office, BA may levy on MFS an appropriate charge.

     11.8  RATES AND CHARGES

     BA shall charge the non-recurring and monthly recurring rates for unbundled Local Loops and other Network Elements set forth in Exhibit A.

12.0 RESALE -- SECTIONS 251(C)(4) AND 251(B)(1).

     12.1  AVAILABILITY OF RETAIL RATES FOR RESALE

     Each Party shall make available its Telecommunications Services for resale at the retail rates set forth in its Tariffs to the other Party in accordance with Section 251(b)(1) of the Act. In addition, BA and MFS shall each allow the resale by the other of all Telecommunications Services that are offered primarily or entirely to other Telecommunications Carriers (e.g., Switched and
                                                            - -
special Exchange Access Services) at the rates already applicable to such services. BA shall also allow the resale by MFS of such other non-Telecommunications Services as BA, in its sole discretion, determines to provide for resale under terms and conditions to be agreed to by the Parties.

     12.2  AVAILABILITY OF WHOLESALE RATES FOR RESALE

     BA shall make available to MFS for resale all Telecommunications Services that BA provides at retail to Customers that are not Telecommunications Carriers at the retail prices set forth in BA's Tariffs less the wholesale discount set forth in Exhibit A in accordance with Section 251(c)(4) of the Act. Such services shall be provided in accordance with the terms of the applicable retail services Tariff(s), including, without limitation, user or user group restrictions, as the case may be, subject to the requirement that such restrictions shall in all cases comply with the requirements of Section 251 of the Act and the FCC Regulations regarding restrictions on resale. The Parties may also agree to negotiate term and or volume discounts for resold services.

     12.3  AVAILABILITY OF SUPPORT SERVICES AND BRANDING FOR RESALE

     BA shall make available to MFS the various support services for resale described in Schedule 12.3 hereto in accordance with the terms set forth therein. In addition, to the extent required by Applicable Laws, upon request by MFS and at prices, terms and conditions to be negotiated by MFS and BA. BA shall provide BA Retail Telecommunications Services (as defined in Schedule 12.3) that are identified by MFS's trade name, or that are not identified by trade name, trademark or service mark.

     12.4  ADDITIONAL TERMS GOVERNING RESALE AND USE OF BA SERVICES

           12.4.1 MFS shall comply with the provisions of this Agreement (including, but not limited to, all applicable BA Tariffs) regarding resale or use of BA services. In addition, MFS shall make reasonable efforts in good faith to ensure that its Customers comply with the provisions of BA's Tariffs applicable to their use of BA's Telecommunications Services.

           12.4.2 Without in any way limiting subsection 12.4.1, MFS shall not resell (a) residential service to business or other nonresidential Customers of MFS, (b) Lifeline or other means-tested service offerings, or grandfathered service offerings, to persons not eligible to subscribe to such service offerings from BA, or (c) any other BA service in violation of any user or user group restriction that may be contained in the Ba Tariff applicable to such service to the extent such restriction is not prohibited by Applicable Laws. In addition, MFS shall be subject to the same limitations that BA's own retail Customers may be subject to with respect to any Telecommunications Service that BA may, in its discretion and to the extent not prohibited by Applicable Laws, discontinue offering. Except as otherwise provided by this Agreement or Applicable Laws, BA will give MFS notice in writing or electronically (which may be by giving MFS access to a database or an Internet site that contains the applicable information, or by other electronic means) of material modification of the operation, or discontinuance, of BA Retail Telecommunications Services (as defined in Schedule 12.3) furnished under this Agreement for resale at least 60 days prior to the time the material modification or discontinuance becomes effective.

           12.4.3 BA shall not be obligated to offer to MFS at a wholesale discount Telecommunications Services that BA offers at a special promotional rate if such promotions are for a limited duration of ninety (90) days or less.

           12.4.4 MFS shall provide to BA, in accordance with BA's Tariffs, adequate assurance of payment of charges due to BA in connection with MFS's purchase of BA Telecommunications Services for resale. For the purposes of providing such adequate assurance of payment. MFS shall be deemed to be a business customer, even if MFS is purchasing Telecommunications Services for resale to residential customers.

           12.4.5 MFS shall not be eligible to participate in any BA plan or program under which BA end user retail Customers may obtain products or merchandise, or services which are not Bell Atlantic Retail Telecommunications Services (as defined in Schedule 12.3), in return for trying, agreeing to purchase, purchasing, or using Bell Atlantic Retail Telecommunications Services.

13.0    COLLOCATION -- SECTION 251(c)(6)

        13.1 BA shall offer to MFS Physical Collocation of equipment necessary for Interconnection (pursuant to Section 4) or for access to unbundled Network Elements (pursuant to Section 11.0), except that BA may offer only Virtual Collocation if BA demonstrates to the Commission that Physical Collocation is not practical for technical reasons or because of space limitations, as provided in Section 251(c)(6) of the Act. BA shall provide such Collocation solely for the purpose of Interconnection with facilities or services of BA or access to unbundled Network Elements of BA, except as otherwise mutually agreed to in writing by the Parties or as required by the FCC or the Commission, subject to applicable federal and state Tariffs.

        13.2 Although not required to do so by Section 251(c)(6) of the Act, by this Agreement, MFS agrees to offer to BA Collocation (at MFS's option either Physical or Virtual) of equipment for purposes of Interconnection (pursuant to
Section 4) on a non-discriminatory basis and at comparable rates, terms and conditions as MFS may provide to other third parties. MFS shall provide such Collocation subject to applicable Tariffs.

        13.3 Where MFS is Virtually Collocated on the date hereof on a premise that was initially prepared for Physical Collocation for MFS, MFS may elect to (i) retain its Virtual Collocation in that premises, and/or (ii) establish Physical Collocation in that premises pursuant to current procedures and applicable Tariffs. BA will not assess to MFS non-recurring charges for central office common area construction to transition existing virtual collocation arrangements to physical collocation arrangements in offices where MFS previously paid such charges. BA will also waive cage construction charges for cages of the same size originally paid for by MFS. MFS shall coordinate with BA for rearrangement of MFS's equipment, facilities, and circuits. All applicable Physical Collocation recurring charges shall apply.

        13.4 Where MFS is Virtually Collocated on the date hereof on a premise that was initially prepared for MFS as Virtual Collocation, MFS may elect to (i) retain its Virtual Collocation in that premises, or (ii) unless it is not practical for technical reasons or because of space limitations, convert its Virtual Collocation at such premises to Physical Collocation, in which case MFS shall coordinate the construction and rearrangement with BA of its equipment, facilities and circuits, and for which MFS shall pay BA at applicable Tariffs rates. In addition, all Physical Collocation recurring charges shall apply.

        13.5 For both Physical Collocation and Virtual Collocation, the Collocating Party shall provide its own or third-party leased transport facilities and terminate those transport facilities in equipment located in its Physical Collocation space, or in its virtually collocated equipment, at the Housing Party's premises as described in applicable Tariffs, and purchase Cross Connection to services or facilities as described in applicable Tariffs.

        13.6 Collocation shall occur under the terms of each Party's applicable and available Tariffs. Collocation is offered for network Interconnection between the Parties. Unless otherwise agreed to by the Parties or either Party is required by applicable law to permit on its collocated premises, neither Party shall use a Collocation Arrange to directly interconnect with a third party's equipment or facilities collocated at the same location.

                           SECTION 251(B) PROVISIONS

14.0 NUMBER PORTABILITY -- SECTION 251(B)(2)

     14.1 SCOPE

          14.1.1 The Parties shall provide Local Telephone Number Portability ("LTNP") on a reciprocal basis to each other to the extent technically feasible, and in accordance with rules and regulations as from time to time prescribed by the FCC and or the Commission.

          14.1.2 Until Permanent Number Portability is implemented by the industry pursuant to regulations issued by the FCC and/or the Commission, the Parties agree to reciprocally provide Interim Number Portability to each other at the prices listed in Exhibit A. Such agreed-upon prices for INP are not intended to reflect either Party's views on the cost recovery mechanisms being considered by the FCC in its current proceeding on number portability issues.

          14.1.3 Upon the agreement of the Parties or issuance of applicable FCC and/or Commission order(s) or regulations mandating the adoption of a Permanent Number Portability ("PNP") arrangement, BA and MFS will commence migration from INP to the agreed-upon or mandated PNP arrangement as quickly as practically possible while minimizing interruption or degradation of service to their respective Customers. Once PNP is implemented, either Party may withdraw, at any time and at its sole discretion, its INP offerings, subject to advance notice to the other Party and coordination to allow the seamless and transparent conversion of INP Customer numbers to PNP. Upon implementation of PNP pursuant to FCC or Commission regulation, both Parties agree to conform and provide such PNP. To the extent PNP rates or cost recovery mechanisms are not established by the applicable FCC or Commission order or regulation mandating the adoption of PNP, the Parties will negotiate in good faith the charges or cost recovery mechanism for PNP service at such time as a PNP arrangement is adopted by the Parties.

          14.1.4 Under either an INP or PNP arrangement. MFS and BA will implement a process to coordinate LTNP cutovers with ULL conversions (as described in Section 11 of this Agreement).

     14.2 PROCEDURES FOR PROVIDING INP THROUGH REMOTE CALL FORWARDING

     MFS and BA will provide INP through Remote Call Forwarding as follows:

          14.2.1 A Customer of one Party ("Party A") elects to become a Customer of the other Party ("Party B"). The Customer elects to utilize the original telephone number(s) corresponding to the Telephone Exchange Service(s) it previously received from Party A in conjunction with the Telephone Exchange Service(s) it will now receive from Party B. Upon receipt of a service order from Party B requesting assignment of the number(s) to Party B. Party A will implement an arrangement whereby all calls to the original telephone number(s) will be forwarded to a new telephone number(s) designated by Party B only within the same Exchange Area as the original telephone number(s). Party A will route the forwarded traffic to Party B over the appropriate traffic exchange trunk groups.

          14.2.2 Party B will become the customer of record for the original Party A telephone number(s) subject to the INP arrangements. Upon the execution of an appropriate billing services agreement or such other mutually agreed-upon arrangement between the Parties. Party A shall use its reasonable efforts to consolidate into as few billing statements as possible collect, calling card, and third-number billed calls associated with the number(s), with sub-account detail by retained number.

          14.2.3 Party A will update its Line Information Database ("LIDB") listings for retained numbers, and restrict or cancel calling cards associated with those forwarded numbers as directed by Party B. In addition, Party A will update the retained numbers in the LIDB with the screening options provided by Party B on a per order basis. Party B shall determine which of the screening options offered by Party A should apply to the Party B Customer account.

          14.2.4 Party B will outpulse the telephone number to which the call has been forwarded to the 911 Tandem Office. Party B will also provide the 911 database with both the forwarded number and the directory number, as well as the appropriate address information of the Customer.

          14.2.5 Party A shall be permitted to cancel INP arrangements and reassign the telephone number(s) upon receipt of notification from Party B or a third party that is authorized to act on behalf of the Customer. Party A shall provide notification to Party B of third party orders affecting the INP service of a Party B customer. The Parties agree to work cooperatively to develop procedures or adopt industry standards or practices concerning the initiation and termination of INP service in a multi-carrier environment.

          14.2.6 The INP service offered herein shall not initially apply to NXX Codes 555,915,976, or 950, or for Feature Group A or coin telephone service. Upon request of either Party, provision of INP to these services will be mutually negotiated between the parties and provided to the extent feasible under negotiated rates, terms and conditions. INP shall not apply for any arrangement that would render the forwarded call Toll Traffic.

          14.2.7 The ordering of INP arrangements and the exchange of screening information shall be made in accordance with industry-accepted (e.g. OBF developed) format and specifications to the extent they have been implemented by the Parties.

     14.3 PROCEDURES FOR PROVIDING INP THROUGH DIRECT INWARD DIAL TRUNKS (FLEXDID) Either Party may also request INP through Direct Inward Dial Trunks pursuant to any applicable Tariffs.

     14.4 PROCEDURES FOR PROVIDING LTNP THROUGH FULL NXX CODE MIGRATION Where either Party has activated an entire NXX for a single Customer, or activated a substantial portion of an NXX for a single Customer, with the remaining numbers in that NXX either reserved for future use by that Customer or otherwise unused, if such Customer chooses to receive Telephone Exchange Service from the other Party, the first Party shall cooperate with the second Party to have the entire NXX reassigned in the LERG (and associated industry databases, routing tables, etc.) to an End Office operated by the second Party. Such transfer will be accomplished with appropriate coordination between the Parties and subject to appropriate industry lead-times for movements of NXXs from one switch to another. Neither Party shall charge the other in connection with this coordinated transfer.

     14.5 RECEIPT OF TERMINATING COMPENSATION ON TRAFFIC TO INP'ED NUMBERS

     The Parties agree in principle that, under the INP arrangements described in subsections 14.2 and 14.3 above, terminating compensation on calls to INP'ed numbers should be received by each Customer's chosen LEC as if each call to the Customer had been originally addressed by the caller to a telephone number bearing an NPA-NXX directly assigned to the Customer's chosen LEC. In order to accomplish this objective where INP is employed, the Parties shall utilize the process set forth in this subsection 14.5 whereby terminating compensation on calls subject to INP will be passed from the Party (the "Performing Party") which performs the INP to the other Party (the "Receiving Party") for whose Customer the INP is provided.

          14.5.1 The Parties shall individually and collectively make best efforts to track and quantify INP traffic between their networks based on the CPN of each call by identifying CPNs which are INP'ed numbers. The Receiving Party shall charge the Performing Party for each minute of INP traffic at the INP Traffic Rate specified in subsection 14.5.3 in lieu of any other compensation charges for terminating such traffic, except as provided in subsection 14.5.2.

          14.5.2 By the Interconnection Activation Date in each LATA, the Parties shall jointly estimate for the prospective six months, based on historic data of all traffic in the LATA, the percentages of such traffic that, if dialed to telephone numbers bearing NPA-NXXs directly assigned to a Receiving Party (as opposed to the INP'ed number), would have been subject to (i) Reciprocal Compensation ("Recip Traffic"), (ii) appropriate intrastate FGD charges ("Intra Traffic"), (iii) interstate FGD charges ("Inter Traffic"), or (iv) handling as Transit Traffic. On the date which is six (6) months after the Interconnection Activation Date, and thereafter on each succeeding six month anniversary of such Interconnection Activation Date, the Parties shall establish new INP traffic percentages to be applied in the prospective six (6) month period, based on the Performing Party's choice of actual INP traffic percentages from the preceding six (6) month period or historic data of all traffic in the LATA.

          14.5.3 The INP Traffic Rate shall be equal to the sum of:

     (Recip Traffic percentage times the Reciprocal Compensation Rate set forth
                               -----
     in Exhibit A)
                                     plus
                                     ----
          (Intra Traffic percentage times Receiving Party's effective intrastate
                                    -----
          FGD rates)
                                     plus
                                     ----
          (Inter Traffic percentage times Receiving Party's effective interstate
                                    -----
          FGD rates)

     The Receiving Party shall compensate the Performing Party for its billing and collection of charges for the intrastate and interstate FGD access services provided by the Receiving Party to a third party through the greater of (i) the difference between the intrastate and interstate FGD rates of the Receiving Party and the Performing Party, or (ii) three percent (3%) of the Performing Party's intrastate and interstate FGD revenues for INP'ed numbers. Under no circumstances shall the Performing Party, in performing the billing and collections service on behalf of the Receiving Party, be obligated to pass through more than ninety seven percent (97%) of its FGD access charge to the Receiving Party in connection with any given INP'ed call.

     14.6 RECOVERY OF INP COSTS PURSUANT TO FCC ORDER AND RULEMAKING

     Notwithstanding anything to the contrary contained in this Section 14, in light of the FCC's First Report and Order and Further Notice of Proposed Rulemaking, adopted June 27, 1996, in CC Docket 95-116 (the "Order"), the Parties stipulate and agree as follows:

          14.6.1 The rates listed in Exhibit A for the provision of INP are appropriate amounts that each Party providing INP service should recover for the provision of those INP functionalities in BA's operating territory. For the INP functions it provides, each Party should be allowed to recover these amounts in a manner consistent with any final FCC and/or Commission order or INP cost recovery (such as a state-wide fund contributed to by all telecommunications carriers).

          14.6.2 Within three (3) weeks of the Effective Date, the Parties will jointly seek a Commission proceeding and ruling to develop and implement an INP cost recovery mechanism consistent with the policy described in the Order and/or any subsequent FCC or Commission decision.

          14.6.3 Until such time as a final FCC and/or Commission order, pursuant to subsection 14.6.2 above, is implemented, each Party will provide INP service to the Party at the INP rates listed in Exhibit A. All revenues received by the providing Party from its provision of INP service to the other Party shall be placed into an escrow fund maintained by or tracked separately by the providing Party. Upon issuance of a final FCC and/or Commission order, and to the extent that it permits the Party providing INP to recover the associated costs from a state-wide fund, the providing Party shall refund to the purchasing Party an amount equal to the amount it recovers from such fund for its provision of INP service to the purchasing Party from the Effective Date, provided that in no event shall the refund amount exceed the aggregate amount the providing Party has received from the purchasing Party for INP services. If no such fund is ordered or established, the providing Party shall retain the full amount of the revenues tracked or held in escrow by it pursuant to this subsection 14.6.3.

               14.6.4 The Parties agree that neither Party waives its rights to advocate its views that are consistent with this subsection 14.6 on the appropriate INP cost recovery mechanism, or to present such views before any relevant regulatory body or other agency as they relate to FCC or Commission actions on INP cost recovery.

15.0 DIALING PARTY -- SECTION 251(B)(3).

     BA and MFS shall each provide the other with nondiscriminatory access to such services and information as are necessary to allow the other Party to implement dialing parity for Telephone Exchange Service, operator services, directory assistance, and directory listing information with no unreasonable dialing delays, as required under Section 251(b)(3) of the Act.

16.0 ACCESS TO RIGHTS-OF-WAY -- SECTION 251(B)(4).

     Each Party shall provide the other Party access to its poles, ducts, rights-of-way and conduits it owns or controls in conformance with 47 U.S.C (S) 224, as set forth in Exhibit A, where facilities are available, on terms, conditions and prices comparable to those offered to any other entity pursuant to each Party's applicable Tariffs. Where no such Tariffs exist, such access shall be provided in accordance with the requirements of 47 U.S.C (S) 224, including any FCC regulations that may be issued. In addition, the Parties agree to review any existing rights-of-way arrangements between them in order to bring such arrangements into conformance with the requirements of 47 U.S.C (S)224 within ninety (90) days of the date hereof. In conducting such review and making the necessary conforming changes, if any, the Parties agree to consider the appropriateness of applying such changes on a retroactive basis to the date hereof. If the Parties are unable to agree on the necessary changes to the existing arrangements or the appropriateness of applying them on a retroactive basis, the Parties may invoke the procedures set forth in subsection 29.9 below.

17.0 DATABASES AND SIGNALING.

     17.1 Each Party shall provide the other Party with access to databases and associated signaling necessary for call routing and completion by providing SS7 Common Channel Signaling (CCS) Interconnection in accordance with existing Tariffs, and Interconnection and access to 800/888 databases. LIDB, and any other necessary databases in accordance with existing Tariffs and/or agreements with other unaffiliated carriers, as set forth in the Exhibit A. Alternatively, either Party may secure CCS Interconnection from a commercial SS7 hub provider, and in that case the other Party will permit the purchasing Party to access the same databases as would have been accessible if the purchasing party had connected directly to the other Party's CCS network.

     17.2 The Parties will provide CCS Signaling to one another, where and as available, in conjunction with all Local Traffic, Toll Traffic, Meet Point Billing Traffic, and Transit Traffic. The Parties will cooperate on the exchange of TCAP messages to facilitate interoperability of CCS-based features between their respective networks, including all CLASS features and functions, to the extent each Party offers such features and functions to its Customers. All CCS Signaling parameters will be provided upon request (where available), including called party number, calling party number, originating line information, calling party category, and charge number. All privacy indicators will be honored. The Parties will follow all Ordering and Billing Forum-adopted standards pertaining to CIC/OZZ codes. Where CCS Signaling is not available, in-band multi-frequency
(MF) wink start signaling will be provided. Any such MF arrangement will require a separate local trunk circuit between the Parties' respective switches. In such an arrangement, each Party will outpulse the full ten-digit telephone number of the called party to the other Party.

     17.3 Each Party shall provide trunk groups, where available and upon reasonable request, that are configured utilizing the B8ZS ESF protocol for 64 kbps clear channel transmission to allow for ISDN interoperability between the Parties' respective networks.

     17.4 The following publications describe the practices, procedures and specifications generally utilized by BA for signaling purposes and is listed herein to assist the Parties in meeting their respective Interconnection responsibilities related to Signaling:

          (a) Bellcore Special Report SR-TSV-002275. BOC Notes on the LEC Networks - Signaling; and

          (b) Bell Atlantic Supplement Common Channel Signaling Network Interface Specification (BA-905).

     17.5 Each Party shall charge the other Party mutual and reciprocal rates for CCS Signaling as follows: BA shall charge MFS in accordance with Exhibit A hereto and applicable Tariffs: MFS shall charge BA rates equal to the rates BA charges MFS, unless MFS's Tariffs for CCS signaling provide for lower generally available rates, in which case MFS shall charge BA such lower rates.

18.0 COORDINATED SERVICE ARRANGEMENTS.

     18.1 INTERCEPT AND REFERRAL ANNOUNCEMENTS. When a Customer changes its service provider from BA to MFS, or from MFS to BA, and does not retain its original telephone number, the Party formerly providing service to such Customer shall provide a referral announcement ("Referral Announcement") on the abandoned telephone number which provides details on the Customer's new number or provide other appropriate information to the extent known. Referral Announcements shall be provided reciprocally, free of charge to either the other Party or the Customer to the extent the providing Party does not charge its own customers for such service, for a period of not less than four (4) months after the date the Customer changes its telephone number in the case of business Customers and not less than sixty (60) days after the date the Customer changes its telephone number in the case of residential Customers. However, if either Party provides Referral Announcements for different periods than the above respective periods when its Customers change their telephone numbers, such Party shall provide the same level of service to Customers of the other Party.

     18.2 COORDINATED REPAIR CALLS. MFS and BA will employ the following procedures for handling misdirected repair calls:

           18.2.1 MFS and BA will educate their respective Customers as to the correct telephone numbers to call in order to access their respective repair bureaus.

           18.2.2 To the extent Party A is identifiable as the correct provider of service to Customers that make misdirected repair calls to Party B. Party B will immediately refer the Customers to the telephone number provided by Party A, or to an information source that can provide the telephone number of Party A, in a courteous manner and at no charge. In responding to misdirected repair calls, neither Party shall make disparaging remarks about the other Party, its services, rates, or service quality.

           18.2.3 MFS and BA will provide their respective repair contact numbers to one another on a reciprocal basis.

     18.3 CUSTOMER AUTHORIZATION. In order for either Party to order or terminate service on behalf of the other Party's Customer, the requesting Party must have proper written authorization from the customer in its files, and provide a copy of such authorization to the other Party upon request. In the event the requesting Party (i) fails to provide a copy of the Customer's proper written authorization upon request, (ii) requests changes in the other Party's Customer's service without having such authorization in its files, or (iii) mistakenly changes the other Party's Customer's service, the requesting Party shall be liable to the other Party for all charges that would be applicable to the Customer for restoring service to the other Party.


19.0  DIRECTORY SERVICES ARRANGEMENTS

      BA will, upon request, provide the following directory services to MFS in accordance with the terms set forth herein. In this Section 19, references to a MFS Customer's "primary listing" shall mean such Customer's name, address, and main telephone number, which number falls within the NXX codes directly assigned to MFS or is retained by MFS on the Customer's behalf pursuant to LTNP arrangements with BA or any other carrier within the geographic area covered in the relevant BA directory.

      19.1  DIRECTORY LISTINGS AND DIRECTORY DISTRIBUTIONS

          19.1.1 BA will include the MFS Customer's primary listing in its "White Pages" directory (residence and business listings) and "Yellow Pages" directory (business listings) that cover the address of the Customer. Listings of MFS's Customers will be interfiled with listings of BA's Customers and the Customers of other LECs included in the BA directories. MFS will pay BA a non-recurring charge as set forth in Exhibit A for providing such service for each MFS Customer's primary listing. MFS will also pay BA's Tariffed charges, as the case may be, for additional and foreign white page listings and other white pages services for MFS's Customers. BA will not require a minimum number of listings per order.

          19.1.2 BA will also include the MFS Customer's primary listing in BA's directory assistance database on the same basis that BA's own Customers are included, as well as in any electronic directories in which BA's Customers are ordinarily included, for no charge other than the charges identified in subsection 19.1.1.

          19.1.3 BA will distribute to MFS Customers copies of their primary white pages and yellow pages directories at the same time and on the same basis that BA distributes primary directories to its own Customers. BA will also deliver a reasonable number of such directories to MFS. These distributions will be made for no additional charge. MFS and its Customers may request additional directories from BA's Directory Fulfillment Centers, which Centers will provide such additional directories for the same charges applicable to comparable requests by BA Customers.

          19.1.4 BA will include all MFS NXX codes associated with the areas to which each directory pertains, along with BA's own NXX codes in any maps or lists of such codes which are contained in the general reference portions of the directories. MFS's NXX codes shall appear in such maps or lists in the same manner as BA's NXX information.

          19.1.5 MFS shall provide BA with daily listing information on all new MFS Customers in the format required by BA or a mutually-agreed upon industry standard format. The information shall include the Customer's name, address, telephone number, the delivery address and number of directories to be delivered, and, in the case of a business listing, the primary business heading under which the business Customer desires to be placed, and any other information necessary for the publication and delivery of directories. MFS will also provide BA with daily listing information showing Customers that have disconnected or terminated their service with MFS. BA will provide MFS with confirmation of listing order activity within forty eight (48) hours.

          19.1.6 BA will accord MFS's directory listing information the same level of confidentiality which BA accords its own directory listing information, and BA shall ensure that access to MFS's directory listing information will be used solely for the purpose of providing directory services: provided, however, that BA may use or license information contained in its directory listings for direct marketing purposes so long as the MFS Customers are not separately identified as such: and provided further that MFS may identify those of its Customers that request that their names not be sold for direct marketing purposes, and BA will honor such requests to the same extent as it does for its own Customers.

           19.1.7 BA or BA's publisher shall provide MFS with a report of all MFS Customer listings ninety (90) days prior to directory publication in such form and format as may be mutually agreed to by both Parties. Both Parties shall use their best efforts to ensure the accurate listing of such information. BA will also provide MFS, upon request, a copy of the BA listings standards and specifications manual. In addition, BA will provide MFS with a listing of Yellow Pages headings and directory close schedules on an ongoing basis.

           19.1.8 MFS will adhere to all practices, standards, and ethical requirements of BA with regard to listings, and, by providing BA with listing information, warrants to BA that MFS has the right to place such listings on behalf of its Customers. MFS agrees that it will undertake commercially practicable and reasonable steps to attempt to ensure that any business or person to be listed is authorized and has the right (i) to provide the product or service offered, and (ii) to use any personal or corporate name, trade name or language used in the listing.

           19.1.9 BA's liability to MFS in the event of a BA error in or omission of a listing shall be subject to the same limitations that BA's liability to its own Customers are subject to. In addition, MFS agrees to take, with respect to its own Customers, all reasonable steps to ensure that its and BA's liability to MFS's Customers in the event of a BA error in or omission of a listing shall be subject to the same limitations that BA's liability to its own Customers are subject to.

     19.2 YELLOW PAGE MAINTENANCE. The Parties agree to work cooperatively to ensure that Yellow Page advertisements purchased by Customers that switch their service to MFS (including Customers utilizing MFS-assigned telephone numbers and MFS Customers utilizing LTNP) are maintained without interruption. BA will allow MFS Customers to purchase new Yellow Pages advertisements without discrimination, under the identical rates, terms and conditions as apply to BA's Customers. BA and MFS may implement a commission program whereby MFS may, at MFS's sole discretion, act as a sales, billing and collection agent for Yellow Pages advertisements purchased by MFS's Telephone Exchange Service Customers.

     19.3 SERVICE INFORMATION PAGES. BA will include in the "Customer Guide" or comparable section of the applicable white pages directories listings provided by MFS for MFS's installation, repair and customer service and other essential service oriented information, as agreed by the Parties, including appropriate identifying logo. Such listings shall appear in the manner agreed to by the Parties. BA shall not charge MFS for inclusion of this essential service-oriented information, but reserves the right to impose charges on other information MFS may elect to submit and BA may elect to accept for inclusion in BA's white pages directories. BA will provide MFS with the annual directory close dates and reasonable notice of any changes in said dates.

     19.4  DIRECTORY ASSISTANCE (DA); CALL COMPLETION

           19.4.1 Upon request, BA will provide MFS with directory assistance and/or call completion services substantially in accordance with the terms set forth in the form Directory Assistance and Call Completion Services Agreement appended hereto as EXhibit C.

            19.4.2 Also upon request, BA will provide to MFS operator services trunk groups, utilizing Feature Group D type signaling, with ANI, minus OZZ, when interconnecting to the BA operator services network.


20.0  COORDINATION WITH TARIFF TERMS

      20.1 The Parties acknowledge that some of the services, facilities, and arrangements described herein are or will be available under and subject to the terms of the federal or state tariffs of the other Party applicable to such services, facilities, and arrangements. To the extent a Tariff of the providing Party applies to any service, facility, and arrangement described herein, the Parties agree as follows:

            20.1.1 Those rates and charges set forth in Exhibit A for the services, facilities and arrangements described herein that are designated with an asterisk shall remain fixed for the initial term of the Agreement, notwithstanding that such rates may be different from those contained in an effective, pending, or future Tariff of the providing Party (including any changes to such Tariff subsequent to the Effective Date). Those rates and charges for services, facilities and arrangements that are not designated with an asterisk, and reference or are identical to a rate contained in an existing Tariff of the providing Party, shall conform with those contained in the then-prevailing Tariff and vary in accordance with any changes that may be made to the Tariff rates and charges subsequent to the Effective Date. Even the asterisked fixed rates and charges shall be changed to reflect any changes in the Tariff rates and charges they reference, however, if the Parties agree to adopt the changed Tariff rates and charges.

      20.2  Except with respect to the rates and charges described in subsection
20.1 above, all other terms contained in an applicable Tariff of the providing Party shall apply in connection with its provision of the particular service, facility, and arrangement hereunder.


21.0  INSURANCE

      21.1 MFS shall maintain, during the term of this Agreement, all insurance and/or bonds required by law and necessary to satisfy its obligations under this Agreement, including, without limitation, its obligations set forth in Section 25 hereof. At a minimum and without limiting the foregoing covenant, MFS shall maintain the following insurance:

            (a) Commercial General Liability Insurance, on an occurrence basis, including but not limited to, premises-operations, broad form property damage, products/completed operations, contractual liability, independent contractors, and personal injury, with limits of at least $1,000,000 combined single limit for each occurrence.

            (b) Automobile Liability, Comprehensive Form, with limits of at least $500,000 combined single limit for each occurrence.

            (c) Excess Liability, in the umbrella form, with limits of at least $15,000,000 combined single limit for each occurrence.

            (d) Worker's Compensation Insurance as required by law and Employer's Liability Insurance with limits of not less than $1,000,000 per occurrence.

      21.2 MFS shall name BA as an additional insured on the foregoing insurance. MFS agrees that MFS's insurer(s) and anyone claiming by, through, under or on behalf of MFS, shall have no claim, right of action, or right of subrogation, against BA. BA's affiliated companies, or the directors, officers or employees of BA or BA's affiliated companies, based on any loss or liability insurable under the foregoing insurance.

      21.3 MFS shall within two (2) weeks of the date hereof and on a quarterly basis thereafter, furnish certificates or other adequate proof of the foregoing insurance. The certificates or other proof of the foregoing insurance shall be sent to: Bell Atlantic, Insurance Administration Group, 1320 N. Court House Road, 4th Floor, Arlington, Virginia, 22201. In addition, MFS shall require its agents, representatives, or contractors, if any, that may enter upon the premises of BA or BA's affiliated companies to maintain similar and appropriate insurance and, if requested, to furnish BA certificates or other adequate proof of such insurance. Certificates furnished by MFS or MFS's agents, representatives, or contractors shall contain a clause stating: "Bell Atlantic - Virginia, Inc. shall be notified in writing at least thirty (30) days prior to cancellation of, or any material change in, the insurance."



22.0  TERM AND TERMINATION

      22.1 This Agreement shall be effective as of the date first above written and continue in effect until July 1, 1999, and thereafter the Agreement shall continue in force and effect unless and until terminated as provided herein. Upon the expiration of the initial term, either Party may terminate this Agreement by providing written notice of termination to the other Party, such written notice to be provided at least ninety (90) days in advance of the date of termination. In the event of such termination, those service arrangements made available under this Agreement and existing at the time of termination shall continue without interruption under (a) a new agreement executed by the Parties, (b) standard Interconnection terms and conditions approved and made generally effective by the Commission, (c) Tariff terms and conditions generally available to CLEC, or (d) if none of the above is available, under the terms of this Agreement on a month-to-month basis until such time as (a), (b), or (c) becomes available.

      22.2 For service arrangements made available under this Agreement and existing at the time of termination, if the standard Interconnection terms and conditions or Tariff terms and conditions result in the non-terminating Party physically rearranging facilities or incurring programming expense, the non-terminating Party shall be entitled to recover such rearrangement or programming costs, from the terminating Party. By mutual agreement, the Parties may jointly petition the appropriate regulatory bodies for permission to have this Agreement supersede any future standardized agreements or rules as such regulators might adopt or approve.

     22.3 If either Party defaults in the payment of any amount due hereunder, or if either Party violates any other provision of this Agreement, and such default or violation shall continue for sixty (60) days after written notice thereof, the other Party may terminate this Agreement and services hereunder by written notice; provided the other Party has provided the defaulting Party and the appropriate federal and/or state regulatory bodies with written notice at least twenty five (25) days' prior to terminating service. Notice shall be posted by certified mail, return receipt requested. If the defaulting Party cures the default or violation within the twenty five (25) day period, the other Party will not terminate service or this Agreement but shall be entitled to recover all costs, if any, incurred by it in connection with the default or violation, including, without limitation, costs incurred to prepare for the termination of service.

23.0 DISCLAIMER OF REPRESENTATIONS AND WARRANTIES.

     EXCEPT AS EXPRESSLY PROVIDED UNDER THIS AGREEMENT, NEITHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE SERVICES, FUNCTIONS AND PRODUCTS IT PROVIDES UNDER OR CONTEMPLATED BY THIS AGREEMENT AND THE PARTIES DISCLAIM THE IMPLIED WARRANTIES OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE.

24.0 CANCELLATION CHARGES.

     Except as provided in this Agreement or as otherwise provided in any applicable Tariff, no cancellation charges shall apply.

25.0 INDEMNIFICATION.

     25.1 Each Party agrees to release, indemnify, defend and hold harmless the other Party from and against all losses, claims, demands, damages, expenses, suits or other actions, or any liability whatsoever, including, but not limited to, costs and attorneys' fees (collectively, a "Loss"), (a) whether suffered, made, instituted, or asserted by any other party or person, (i) relating to personal injury to or death of any person, or for loss, damage to, or destruction of real and/or personal property, whether or not owned by others, incurred during the term of this Agreement and to the extent proximately caused by the acts or omissions of the indemnifying Party, regardless of the form of action, or (ii) arising out of BA's listing of the directory listing information provided by MFS pursuant to subsection 19.1 or (b) suffered, made, instituted, or asserted by its own customer(s) against the other Party arising out the Party's provision of services to the indemnifying Party under this Agreement. Notwithstanding the foregoing indemnification, nothing in this such Section 25, shall affect or limit any claims, remedies, or other actions the indemnifying Party may have against the indemnified Party under this Agreement, any other contract, or any applicable Tariff(s), regulations or laws for the indemnified Party's provision of said services.

     25.2 The indemnification provided herein shall be conditioned upon:

          (a) The indemnified Party shall promptly notify the indemnifying Party of any action taken against the indemnified Party relating to the indemnification.

          (b) The indemnifying Party shall have sole authority to defend any such action, including the selection of legal counsel, and the indemnified Party may engage separate legal counsel only at its sole cost and expense.

          (c) In no event shall the indemnifying Party settle or consent to any judgement pertaining to any such action without the prior written consent of the indemnified Party, which consent shall not be unreasonably withheld.

          (d) The indemnified Party shall, in all cases, assert any and all provisions in its Tariffs that limit liability to third parties as a bar to any recovery by the third party claimant in excess of such limitation of liability.

          (e) The indemnified Party shall offer the indemnifying Party all reasonable cooperation and assistance in the defense of any such action.

     25.3 In addition to its indemnity obligations under subsection 25.1, each Party shall provide, in its tariffs and contracts with its Customers that relate to any Telecommunications Service or Network Element provided or contemplated under this Agreement, that in no case shall such Party or any of its agents, contractors or others retained by such parties be liable to any Customer or third party for (i) any Loss relating to or arising out of this Agreement, whether in contract or tort, that exceeds the amount such Party would have charged the applicable Customer for the service(s) or function(s) that gave rise to such Loss, and (ii) any Consequential Damages (as defined in subsection 26.2 below).

26.0 LIMITATION OF LIABILITY.

     26.1 Except as may be provided pursuant to Section 27 below, the liability of either Party to the other Party for damages arising out of failure to comply with a direction to install, restore or terminate facilities: or out of failures, mistakes, omissions, interruptions, delays, errors, or defects occurring in the course of furnishing any services, arrangements, or facilities hereunder shall be determined in accordance with the terms of the applicable tariff(s) of the providing Party. In the event no tariff(s) apply, the providing Party's liability shall not exceed an amount equal to the pro rata monthly charge for the period in which such failures, mistakes, omissions, interruptions, delays, errors or defects occur. Recovery of said amount shall be the injured Party's sole and exclusive remedy against the providing Party for such failures, mistakes, omissions, interruptions, delays, errors or defects.

     26.2 Neither Party shall be liable to the other in connection with the provision or use of services offered under this Agreement for indirect, incidental, consequential, reliance or special damages, including (without limitation) damages for lost profits (collectively, "Consequential Damages"), regardless of the form of action, whether in contract warranty, strict liability, or tort, including, without limitation, negligence of any kind, even if the other Party has been advised of the possibility of such damages; provided, that the foregoing shall not limit a Party's obligation under
Section 25.

     26.3 The Parties agree that neither Party shall be liable to the customers of the other Party in connection with its provision of services to the other Party under this Agreement. Nothing in this Agreement shall be deemed to create a third party beneficiary relationship between the Party providing the service and the customers of the Party purchasing the service. In the event of a dispute involving both Parties with a customer of one Party, both Parties shall assert the applicability of any limitations on liability to customers that may be contained in either Party's applicable Tariff(s).

27.0 PERFORMANCE STANDARDS FOR SPECIFIED ACTIVITIES.

     27.1 CERTAIN DEFINITIONS. When used in this Section 27, the following terms shall have the meanings indicated:

          27.1.1 "Specified Performance Breach" means the failure by BA to meet the Performance Criteria for any of the three Specified Activities for a period of three (3) consecutive calendar months.

          27.1.2  "Specified Activity" means any of the following activities:

          (a) the installation by BA of Unbundled Local Loop ELements for MFS ("ULL Installation");

          (b)     BA's provision of INP to MFS or

          (c) repair of out of service problems for MFS ("Out of Service Repairs").

          27.1.3 "Performance Criteria" means, with respect to any calendar month during the term of this Agreement, the performance by BA during such month of each Specified Activity (except Out-of-Service Repairs) shown in Schedule
27.0. within the time interval shown in at least eighty percent (80%) of the covered instances. BA shall perform the Out-of-Service Repairs within the specified time interval in at least seventy percent (70%) of the covered instances. Within one week of each anniversary of the Effective Date, the Parties shall jointly review BA's actual network-wide monthly performance percentages for Out-of-Service Repairs for the preceding year and agree upon any improvements in the seventy percent (70%) standard based on the actual percentages for any three consecutive month period and/or the full preceding year, up to and including an eighty percent (80%) standard as the Out-of-Service Repairs percentage standard applicable to the following year.

     27.2 PERFORMANCE STANDARDS. BA shall exercise best efforts to meet the Performance Criteria for the three Specified Activities. In the event BA fails to meet the Performance Criteria at any time during the term of this Agreement. MFS shall be entitled to pursue all remedies set forth in the applicable BA Tariffs, except as may be agreed to by the Parties. In addition, if BA commits a Specified Performance Breach during the term of this Agreement, the Parties agree to meet immediately to determine whether any liquidated damages provisions are appropriate as an amendment hereof in light of such Breach and, if so, the terms therein; provided, however, that if BA commits a Specified Performance Breach during initial nine (9) months of this Agreement, the Parties agree to meet at the end of the nine-month period. If the Parties are unable to agree as to the appropriateness of the liquidated damages provisions and or the terms therein within ninety (90) days after the date of the first meeting pursuant to this subsection, or if no such meeting has occurred within ninety (90) days of the end of the nine-month period for reasons other than the mutual agreement of the Parties, the Parties agree to submit to arbitration such disagreement and request that the arbitrators base their decision on comparable ILEC-CLEC interconnection agreements. Unless otherwise agreed to by the Parties, the arbitration shall be conducted by a panel of three (3) arbitrators, one to be appointed by each Party pursuant to CPR's Non-Administered Arbitration Rules and subject to the United States Arbitration Act (9 U.S.C. (S)(S) 1-16), to be conducted in Arlington, Virginia. The Parties agree that the liquidated damages provisions, if any, finally determined by the arbitral process shall be adopted as an amendment to this Agreement.

     27.3 LIMITATIONS. In no event shall BA be deemed to have failed to meet any of the Performance Criteria if:

           27.3.1 BA's failure to meet or exceed any of the Performance Criteria is caused, directly or indirectly, by a Delaying Event. A "Delaying Event" means (a) a failure by MFS to perform any of its obligations set forth in this Agreement (including, without limitation, the Implementation Schedule and the Joint Grooming Plan), (b) any delay, act or failure to act by a Customer, agent, representative, or subcontractor of MFS or (c) any Force Majeure Event. If a Delaying Event prevents or delays BA from performing a Specified Activity, then such Specified Activity shall be excluded from the calculation of BA's compliance with the Performance Criteria, provided BA performs the Specified Activity in the course of its normal service cycle once the Delaying Event no longer exists; or

           27.3.2 the Parties agree to a time interval with respect to a particular order that exceeds the interval set form in Schedule 27. In such event, the time interval for BA's performance of the Specified Activit(ies) set forth in the order shall be extended to such later date agreed to by the Parties.

     27.4 SERVICE QUALITY STANDARDS. MFS agrees to specific performance standards associated with quality of service requests as specified in Schedule
27.1. Should MFS fail to meet these service quality standards, during a period in which BA has failed to meet the Performance Criteria. BA's failure during such time period shall be excused and not apply toward the calculation of a Specified Performance Breach.

     27.5 RECORDS. Each Party shall maintain complete and accurate records in the manner and format agreed to by the Parties, on a monthly basis, of BA's performance under this Agreement of each Specified Activity and its compliance with the Performance Criteria during the initial nine-month period. Each Party shall provide to the other Party such records in a self-reporting format on a monthly basis. The Parties agree that such records shall be deemed "Proprietary Information" for purposes of subsection 29.4.

28.0 COMPLIANCE WITH LAWS; REGULATORY APPROVAL.

     28.1 Each Party represents and warrants that it is now and will remain in compliance with all laws, regulations, and orders applicable to performance of its obligations hereunder (collectively, "Applicable Laws"). Each Party shall promptly notify the other Party in writing of any governmental action that suspends, cancels, withdraws, limits, or otherwise materially affects its ability to perform its obligations hereunder.

     28.2 The Parties understand and agree that this Agreement will be filed with the Commission and may thereafter be filed with the FCC. The Parties covenant and agree that this Agreement is satisfactory to them as an agreement under Section 251 of the Act. Each Party covenants and agrees to fully support approval of this Agreement by the Commission or the FCC under Section 252 of the Act without modification. The Parties, however, reserve the right to seek regulatory relief and otherwise seek redress from each other regarding performance and implementation of this Agreement.

     28.3 The Parties recognize that the FCC is currently promulgating regulations implementing the Act, including, without limitation, Section 251, 252, and 271 thereof (the "FCC Regulations"), that may affect the terms contained in this Agreement. In the event that any one or more of the provisions contained herein is inconsistent with any such FCC Regulations, the Parties agree to make only the minimum revisions necessary to eliminate the inconsistency. Such minimum changes to conform this Agreement to the FCC Regulations shall not be considered material, and shall not require further Commission approval (beyond any Commission approval required under Section 252(e) of the Act).

     28.4 In the event any Applicable Laws other than the FCC Regulations requires modification of any material term(s) contained in this Agreement, either Party may require a renegotiation of the term(s) that require direct modification as well as of any term(s) that are reasonably affected thereby. If neither Party requests a renegotiation or if an Applicable Laws requires modification of any non-material term(s), then the Parties agree to make only the minimum modifications necessary, and the remaining provisions of this Agreement shall remain in full force and effect. For purposes of this subsection
28.4 and without limitation of any other modifications required by Applicable Laws, the Parties agree that any modification required by Applicable Laws (i) to the two-tier Reciprocal Call Termination compensation structure for the transport and termination of Local Traffic described in Exhibit A, or (ii) that affects either Party's receipt of reciprocal compensation for the transport and termination of Local Traffic, shall be deemed to be a modification of a material term that requires immediate good faith renegotiation between the Parties.

Until such renegotiation results in a new agreement or an amendment to this Agreement between the Parties, the Parties agree that (y) in the case of (i) above, they will pay each other appropriate transport charges in addition to the usual call termination charge for Local Traffic that it delivers to the other Party's Local Serving Wire Center, provided each Party continues to offer the option of delivering Local Traffic to another IP in the LATA at the usual call termination charge only, and (z) in the case of (ii) above, the Party whose receipt of reciprocal compensation is affected shall not be obligated to pay the other Party reciprocal compensation for the other Party's transport and termination of the same kind of Local Traffic delivered by the affected Party in excess of what the affected Party is permitted to receive and retain.



29.0 MISCELLANEOUS.

     29.1 AUTHORIZATION.

          29.1.1 BA is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia and has full power and authority to execute and deliver this Agreement and to perform the obligations hereunder on behalf of BA.

          29.1.2 MFS is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

     29.2 INDEPENDENT CONTRACTOR. Each Party shall perform services hereunder as an independent contractor and nothing herein shall be construed as creating any other relationship between the Parties. Each Party and each Party's contractor shall be solely responsible for the withholding or payment of all applicable federal, state and local income taxes, social security taxes and other payroll taxes with respect to their employees, as well as any taxes, contributions or other obligations imposed by applicable state unemployment or workers' compensation acts. Each Party has sole authority and responsibility to hire, fire and otherwise control its employees.

     29.3 FORCE MAJEURE. Neither Party shall be responsible for delays or failures in performance resulting from acts or occurrences beyond the reasonable control of such Party, regardless of whether such delays or failures in performance were foreseen or foreseeable as of the date of this Agreement, including, without limitation; adverse weather conditions, fire, explosion, power failure, acts of God, war, revolution, civil commotion, or acts of public enemies; any law, order, regulation, ordinance or requirement of any government or legal body; or labor unrest, including, without limitation, strikes, slowdowns, picketing or boycotts; or delays caused by the other Party or by other service or equipment vendors; or any other circumstances beyond the Party's reasonable control. In such event, the affected Party shall, upon giving prompt notice to the other Party, be excused from such performance on a day-to-day basis to the extent of such interferences (and the other Party shall likewise be excused from performance of its obligations on a day-to-day basis to the extent such Party's obligations relate to the performance so interfered with). The affected Party shall use its best efforts to avoid or remove the cause(s) of non-performance and both Parties shall proceed to perform with dispatch once the cause(s) are removed or cease.

     29.4 CONFIDENTIALITY.

          29.4.1 All information, including but not limited to specification, microfilm, photocopies, magnetic disks, magnetic tapes, drawings, sketches, models, samples, tools, technical information, data, employee records, maps, financial reports, and market data, (i) furnished by one Party to the other Party dealing with customer specific, facility specific, or usage specific information, other than customer information communicated for the purpose of publication or directory database inclusion, or (ii) in written, graphic, electromagnetic, or other tangible form and marked at the time of delivery as "Confidential" or "Proprietary," or (iii) communicated orally and declared to the receiving Party at the time of delivery, or by written notice given to the receiving Party within ten (10) days after delivery, to be "Confidential" or "Proprietary" (collectively referred to as "Proprietary Information"), shall remain the property of the disclosing Party.

          29.4.2 Each Party shall keep all of the other Party's Proprietary Information confidential and shall use the other Party's Proprietary Information only for performing the covenants contained in this Agreement. Neither Party shall use the other Party's Proprietary Information for any other purpose except upon such terms and conditions as may be agreed upon between the Parties in writing.

          29.4.3 Unless otherwise agreed, the obligations of confidentiality and non-use set forth in this Agreement do not apply to such Proprietary Information that:

          (a) was, at the time of receipt, already known to the receiving Party free of any obligation to keep it confidential as evidenced by written records prepared prior to delivery by the disclosing Party; or

          (b) is or becomes publicly known through no wrongful act of the receiving Party; or

          (c) is rightfully received from a third person having no direct or indirect secrecy or confidentiality obligation to the disclosing Party with respect to such information; or

          (d) is independently developed by an employee agent, or contractor of the receiving Party that is not involved in any manner with the provision of services pursuant to this Agreement and does not have any direct or indirect access to the Proprietary Information; or

          (e) is approved for release by written authorization of the disclosing Party; or

          (f) is required to be made public by the receiving Party pursuant to applicable law or regulation, provided that the receiving Party shall give sufficient notice of the requirement to the disclosing Party to enable the disclosing Party to seek protective orders.

          29.4.4 Upon request by the disclosing Party, the receiving Party shall return all tangible copies of Proprietary Information, whether written, graphic or otherwise, except that the receiving Party may retain one copy for archival purposes only.

          29.4.5 Notwithstanding any other provision of this Agreement, the provisions of this subsection 29.4 shall apply to all Proprietary Information furnished by either Party to the other in furtherance of the purpose of this Agreement, even if furnished before the Effective Date.

       29.5 CHOICE OF LAW. The construction, interpretation and performance of this Agreement shall be governed by and construed in accordance with the laws of the state in which this Agreement is to be performed except for its conflicts of laws provisions. In addition, insofar as and to the extent federal law may apply, federal law will control.

       29.6  TAXES

               29.6.1. In General. With respect to any purchase hereunder of
                       ----------
services, facilities or arrangements, if any federal, state or local tax, fee, surcharge or other tax-like charge (a "Tax") is required or permitted by Applicable Laws (as defined in subsection 28.1) to be collected from the purchasing Party by the providing Party, then (i) the providing Party shall properly bill the purchasing Party for such Tax, (ii) the purchasing Party shall timely remit such Tax to the providing Party and (iii) the providing Party shall timely remit such collected Tax to the applicable taxing authority.

               29.6.2. Taxes Imposed on the Providing Party. With respect to any
                       ------------------------------------
purchase hereunder of services, facilities or arrangements, if any federal, state or local Tax is imposed by Applicable Laws on the receipts of the providing Party, which Law permits the providing Party to exclude certain receipts received from sales for resale to a public utility, distributor, telephone company, local exchange carrier, telecommunications company or other communications company ("Telecommunications Company"), such exclusion being based solely on the fact that the purchasing Party is also subject to a tax based upon receipts ("Receipts Tax"), then the purchasing Party (i) shall provide the providing Party with notice in writing in accordance with subsection 29.6.6 of this Agreement of its intent to pay the Receipts Tax and
(ii) shall timely pay the Receipts Tax to the applicable tax authority.

               29.6.3. Taxes Imposed on Customers. With respect to any purchase
                       --------------------------
hereunder of services, facilities or arrangements that are resold to a third party, if any federal, state or local Tax is imposed by Applicable Laws on the subscriber, end-user, Customer or ultimate consumer ("Subscriber") in connection with any such purchase, which a Telecommunications Company is required to impose and/or collect from a Subscriber than the purchasing Party (i) shall be required to impose and/or collect such Tax from the Subscriber and (ii) shall timely remit such Tax to the applicable taxing authority.

               29.6.4 Liability for Uncollected Tax, Interest and Penalty. If
                      ---------------------------------------------------
the providing Party has not received an exemption certificate and fails to collect any Tax as required by subsection

29.6.1. then, as between the providing Party and the purchasing Party, (i) the purchasing Party shall remain liable for such uncollected Tax and (ii) the providing Party shall be liable for any interest assessed thereon and any penalty assessed with respect to such uncollected Tax by such authority. If the providing Party properly bills the purchasing Party for any Tax but the purchasing Party fails to remit such Tax to the providing Party as required by subsection 29.6.1, then, as between the providing Party and the purchasing Party, the purchasing Party shall be liable for such uncollected Tax and any interest assessed thereon, as well as any penalty assessed with respect to such uncollected Tax by the applicable taxing authority. If the providing Party does not collect any Tax as required by subsection 29.6.1 because the purchasing Party has provided such providing Party with an exemption certificate that is later found to be inadequate by a taxing authority, then, as between the providing Party and the purchasing Party, the purchasing Party shall be liable for such uncollected Tax and any interest assessed thereon, as well as any penalty assessed with respect to such uncollected Tax by the applicable taxing authority. If the purchasing Party fails to pay the Receipts Tax as required by subsection 29.6.2, then, as between the providing Party and the purchasing Party, (x) the providing Party shall be liable for any Tax imposed on its receipts and (y) the purchasing Party shall be liable for any interest assessed thereon and any penalty assessed upon the providing Party with respect to such Tax by such authority. If the purchasing Party fails to impose and or collect any Tax from Subscribers as required by subsection 29.6.3 then, as between the providing Party and the purchasing Party, the purchasing Party shall remain liable for such uncollected Tax and any interest assessed thereon, as well as any penalty assessed with respect to such uncollected Tax by the applicable taxing authority. With respect to any Tax that the purchasing Party has agreed to pay, or is required to impose on and/or collect from Subscribers, the purchasing Party agrees to indemnify and hold the providing Party harmless on an after-tax basis for any costs incurred by the providing Party as a result of actions taken by the applicable taxing authority to recover the Tax from the providing Party due to the failure of the purchasing Party to timely pay, or collect and timely remit, such Tax to such authority. In the event either Party is audited by a taxing authority, the other Party agrees to cooperate fully with the Party being audited in order to respond to any audit inquiries in a proper and timely manner so that the audit and/or any resulting controversy may be resolved expeditiously.

          29.6.5.   Tax Exemptions and Exemption Certificates. If Applicable
                    -----------------------------------------
Laws clearly exempts a purchase hereunder from a Tax, and if such Law also provides an exemption procedure, such as an exemption-certificate requirement, then, if the purchasing Party complies with such procedure, the providing Party shall not collect such Tax during the effective period of such exemption. Such exemption shall be effective upon receipt of the exemption certificate or affidavit in accordance with the terms set forth in subsection 29.6.6. If Applicable Laws clearly exempts a purchase hereunder from a Tax, but does not also provide an exemption procedure, then the providing Party shall not collect such Tax if the purchasing Party (i) furnishes the providing Party with a letter signed by an officer requesting such an exemption and citing the provision in the Law which clearly allows such exemption and (ii) supplies the providing Party with an indemnification agreement, reasonably acceptable to the providing Party (e.g., an agreement commonly used in the industry), which holds the
       - -
providing Party harmless on an after-tax basis with respect to its forbearing to collect such Tax.

               29.6.6.  Notices for Purposes of this Subsection 29.6. All
                        --------------------------------------------
notices, affidavits, exemption-certificates or other communications required or permitted to be given by either Party to the other, for purposes of this subsection 29.6. shall be made in writing and shall be delivered in person or sent by certified mail, return receipt requested, or registered mail, or a courier service providing proof of service, and sent to the addressees set forth in subsection 29.10 as well as to the following:

          To Bell Atlantic:        Tax Administration
                                   Bell Atlantic Network Services, Inc.
                                   1717 Arch Street
                                   30/th/ Floor
                                   Philadelphia, PA 19103

          To MFS:                  Corporate Tax Department
                                   MFS Communications Company, Inc.
                                   11808 Miracle Hills Drive
                                   Omaha, Nebraska 68154

Either Party may from time to time designate another address or other addressees by giving notice is accordance with the terms of this subsection 29.6. Any notice or other communication shall be deemed to be given when received.

     29.7 ASSIGNMENT. Neither Party shall assign this Agreement nor any of its rights or obligations hereunder without the prior written consent of the other Party, which consent shall not be unreasonably withheld. Any assignment or delegation in violation of this subsection 29.7 shall be void and ineffective and constitute a default of this Agreement.

     29.8 BILLING AND PAYMENT; DISPUTED AMOUNTS

          29.8.1 Except may otherwise be provided in this Agreement, each Party shall submit on a monthly basis an itemized statement of charges incurred by the other Party during the preceding month(s) for services rendered hereunder. Payment of billed amounts under this Agreement, whether billed on a monthly basis or as otherwise provided herein, shall be due, in immediately available U.S. funds, within thirty (30) days of the date of such statement.

          29.8.2 Although it is the intent of both Parties to submit timely and accurate statements of charges, failure by either Party to present statements to the other Party in a timely manner shall not constitute a breach or default, or a waiver of the right to payment of the incurred charges, by the billing Party under this Agreement, and the billed Party shall not be entitled to dispute the billing Party statement(s) based on such Party's failure to submit them in a timely fashion.

          29.8.3 If any portion of an amount due to a Party (the "Billing Party") under this Agreement is subject to a bona fide dispute between the Parties, the Party billed (the "Non-Paying Party") shall within sixty (60)days of its receipt of the invoice containing such disputed amount give notice to the Billing Party of the amounts it disputes ("Disputed Amounts") and include in such notice the specific details and reasons for disputing each item. The Non-Paying Party shall pay when due (i) all undisputed amounts to the Billing Party and (ii) all Disputed Amounts into an interest bearing escrow account with a third party escrow agent mutually agreed upon by the Parties.

          29.8.4 If the Parties are unable to resolve the issues related to the Disputed Amounts in the normal course of business within ninety (90) days after delivery to the Billing Party of notice of the Disputed Amounts, each of the Parties shall appoint a designated representative that has authority to settle the dispute and that is at a higher level of management than the persons with direct responsibility for administration of this Agreement. The designated representatives shall meet as often as they reasonably deem necessary in order to discuss the dispute and negotiate in good faith in an effort to resolve such dispute. The specific format for such discussions will be left to the discretion of the designated representatives, however all reasonable requests for relevant information made by one Party to the other Party shall be honored.

          29.8.5 If the Parties are unable to resolve issues related to the Disputed Amounts within forty-five (45) days after the Parties' appointment of designated representatives pursuant to subsection 29.8.4, then either Party may file a complaint with the Commission to resolve such issues or proceed with any other remedy pursuant to law or equity. The Commission may direct release of any or all funds (including any accrued interest) in the escrow account, plus applicable late fees, to be paid to either Party.

          29.8.6 The Parties agree that all negotiations pursuant to this subsection 29.8 shall remain confidential and shall be treated as compromise and settlement negotiations for purposes of the Federal Rules of Evidence and state rules of evidence.

          29.8.7 Any undisputed amounts not paid when due shall accrue interest from the date such amounts were due at the lesser of (i) one and one-half percent (1-1/2%) per month or (ii) the highest rate of interest that may be charged under applicable law.

     29.9 DISPUTE RESOLUTION. Any dispute between the Parties regarding the interpretation or enforcement of this Agreement or any of its terms shall be addressed by good faith negotiation between the Parties, in the first instance. Should such negotiations fail to resolve the dispute in a reasonable time, either Party may initiate an appropriate action in any regulatory or judicial forum of competent jurisdiction.

     29.10 NOTICES. Notices given by one Party to the other Party under this Agreement shall be in writing and shall be (a) delivered personally, (b) delivered by express delivery service, (c) mailed, certified mail or first class U.S. mail postage prepaid, return receipt requested, or (d) delivered by telecopy to the following addresses of the Parties:

           To MFS:

          MFS Intelenet of Virginia, Inc.
          33 Whitehall St.
          15/th/ Floor
          New York, NY 10004
          Attn: Director, Regulatory Affairs - Eastern Region
          Facsimile: 212/843-3060

          To Bell Atlantic:

          Director - Interconnection Services
          Bell Atlantic Network Services, Inc.
          1320 N. Courthouse Road
          9/th/ Floor
          Arlington, VA 22201
          Facsimile: 703/974-2183

          with a copy to:

          Vice President and General Counsel
          Bell Atlantic - Virginia, Inc.
          600 East Main Street
          24/th/ Floor
          Richmond, VA 23261
          Facsimile: (804) 772-2143

or to such other address as either Party shall designate by proper notice. Notices will be deemed given as of the earlier of (i) the date of actual receipt, (ii) the next business day when notice is sent via express mail or personal delivery, (iii) three (3) days after mailing in the case of first class or certified U.S. mail, or (iv) on the date set forth on the confirmation in the case of telecopy.

     29.11  SECTION 252(I) OBLIGATIONS.

            29.11.1 If, at any time during the term of this Agreement, either Party enters into an agreement to provide an intergrated package of services or arrangements substantially similar to that described herein to another CLEC (in the case of BA), or another incumbent LEC (in the case of MFS), operating within the same state to which this Agreement applies, on terms significantly different than those available under this Agreement (the "Other Agreement"), then the other Party may opt to adopt, on a prospective basis only, the rates, terms, and conditions contained in the Other Agreement (i) in its entirety, or
(ii) that relate directly to any of the following individual services, Network Elements, or arrangements, for its own reciprocal arrangements with the first Party, including, without limitation, any term or volume commitments or network architecture configurations:

          (a) Unbundled Loop Elements - Section 251(c)(3) of the Act (Section 11 of this Agreement): or

          (b) Collocation - Section 251(c)(6) of the Act (Section 13 of this Agreement): or

          (c) Number Portability - Section 251(b)(2) of the Act (Section 14 of this Agreement): or

          (d) Access to Rights of Way - Section 251(b)(4) of the Act (Section 16 of this Agreement).

          (e)  transiting arrangements.

          29.11.2 To the extent the exercise of the foregoing options requires a rearrangement of facilities by the providing Party, the opting Party shall be liable for the non-recurring charges associated therewith.

          29.11.3 The Party electing to exercise such option shall do so by delivering written notice to the first Party. Upon receipt of said notice by the first Party, the Parties shall amend this Agreement to provide the same rates, terms and conditions to the notifying Party for the remaining term of this Agreement; provided, however, that the Party exercising its option under this subsection 29.11 must continue to provide the same services or arrangements to the first Party as required by this Agreement, subject either to the rates, terms, and conditions applicable to the first Party in its agreement with the third party or to the rates, terms, and conditions of this Agreement, whichever is more favorable to the first Party in its sole determination.

          29.11.4 BA represents and warrants that, as of the date of this Agreement, it has not entered into any comparable Interconnection agreement with any other CLEC in BA's service territory that is significantly more favorable than the terms contained herein. BA makes no warranty or representation with respect to its Interconnection arrangements with its affiliates of ITCs.

     29.12 JOINT WORK PRODUCT. This Agreement is the joint work product of the Parties and has been negotiated by the Parties and their respective counsel and shall be fairly interpreted in accordance with its terms and, in the event of any ambiguities, no inferences shall be drawn against either Party.

     29.13 NO THIRD PARTY BENEFICIARIES; DISCLAIMER OF AGENCY. This Agreement is for the sole benefit of the Parties and their permitted assigns, and nothing herein express or implied shall create or be construed to create any third-party beneficiary rights hereunder. Except for provisions herein expressly authorizing a Party to act for another, nothing in this Agreement shall constitute a party as a legal representative or agent of the other Party, nor shall a Party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against or in the name or on behalf of the other Party unless otherwise expressly permitted by such other Party. Except as otherwise expressly provided in this Agreement, no Party undertakes to perform any obligation of the other Party, whether regulatory or contractual, or to assume any responsibility for the management of the other Party's business.

     29.14  NO LICENSE.

            29.14.1 Nothing in this Agreement shall be construed as the grant of a license, either express or implied, with respect to any patent, copyright, trademark, trade name, trade secret or any other proprietary or intellectual property now or hereafter owned, controlled or licensable by either Party. Neither Party may use any patent, copyrightable materials, trademark, trade name, trade secret or other intellectual property right of the other Party except in accordance with the terms of a separate license agreement between the Parties granting such rights.

            29.14.2 Neither Party shall have any obligation to defend, indemnify or hold harmless, or acquire any license or right for the benefit of, or owe any other obligation or have any liability to, the other Party or its customers based on or arising from any claim, demand, or proceeding by any third party alleging or asserting that the use of any circuit, apparatus, or system, or the use of any software, or the performance of any service or method, or the provision of any facilities by either Party under this Agreement, alone or in combination with that of the other Party, constitutes direct, vicarious or contributory infringement or inducement to infringe, misuse or misappropriation of any patent, copyright, trademark, trade secret, or any other proprietary or intellectual property right of any Party or third party. Each Party, however, shall offer to the other reasonable cooperation and assistance in the defense of any such claim.

            29.14.3 NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, THE PARTIES AGREE THAT NEITHER PARTY HAS MADE, AND THAT THERE DOES NOT EXIST, ANY WARRANTY, EXPRESS OR IMPLIED, THAT THE USE BY THE PARTIES OF THE OTHER'S FACILITIES, ARRANGEMENTS, OR SERVICES PROVIDED UNDER THIS AGREEMENT SHALL NOT GIVE RISE TO A CLAIM BY ANY THIRD PARTY OF INFRINGEMENT, MISUSE, OR MISAPPROPRIATION OF ANY INTELLECTUAL PROPERTY RIGHT OF SUCH THIRD PARTY.

     29.15 TECHNOLOGY UPGRADES. Nothing in this Agreement shall limit BA's ability to upgrade its network through the incorporation of new equipment, new software or otherwise. BA shall provide MFS written notice at least ninety (90) days prior to the incorporation of any such upgrades in BA's network that will materially affect MFS's service. MFS shall be solely responsible for the cost and effort of accommodating such changes in its own network.

     29.16 SURVIVAL. The Parties' obligations under this Agreement which by their nature are intended to continue beyond the termination or expiration of this Agreement shall survive the termination or expiration of this Agreement.

     29.17 ENTIRE AGREEMENT. The terms contained in this Agreement and any Schedules, Exhibits, tariffs and other documents or instruments referred to herein, which are incorporated into this Agreement by this reference, constitute the entire agreement between the Parties with respect to the subject matter hereof, superseding all prior understandings, proposals and other communications, oral or written. Neither Party shall be bound by any preprinted terms additional to or different from those in this Agreement that may appear subsequently in the other Party's form documents, purchase orders, quotations, acknowledgments, invoices or other communications.

     29.18. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

     29.19. MODIFICATION, AMENDMENT, SUPPLEMENT, OR WAIVER. No modification, amendment, supplement to, or waiver of the Agreement or any of its provisions shall be effective and binding upon the Parties unless it is made in writing and duly signed by the Parties. A failure or delay of either Party to enforce any of the provisions hereof, to exercise any option which is herein provided, or to require performance of any of the provisions hereof shall in no way be construed to be a waiver of such provisions or options.

     29.20. SUCCESSORS AND ASSIGNS. This Agreement shall be binding on and inure to the benefit of the Parties and their respective legal successors and permitted assigns.

     29.21. PUBLICITY. Neither Party shall use the name of the other Party in connection with this Agreement in a press release or statement without the prior consent of the other Party, which consent shall not be unreasonably withheld.

                                 SCHEDULE 12.3
                          SUPPORT SERVICES FOR RESALE
                          ---------------------------


1.   BA OSS SERVICES
     ---------------

     1.1  Definitions
          -----------

     As used in this Schedule 12.3, the following terms shall have the meanings stated below:

     1.1.1 "BA Operations Support Systems" means BA systems for pre-ordering, ordering, provisioning, maintenance and repair, and billing.

     1.1.2 "BA OSS Services" means access to BA Operations Support Systems functions. The term "BA OSS Services" includes, but is not limited to: (a) BA's provision of MFS Usage Information to MFS pursuant to Section 1.3 below: and, (b) "BA OSS Information", as defined in Section 1.1.4 below.

     1.1.3 "BA OSS Facilities" means any gateways, interfaces, databases, facilities, equipment, software, or systems, used by BA to provide BA OSS Services to MFS.

     1.1.4 "BA OSS Information" means any information accessed by, or disclosed or provided to, MFS through or as a part of BA OSS Services. The term "BA OSS Information" includes, but is not limited to: (a) any Customer Information related to a BA Customer or an MFS Customer accessed by, or disclosed or provided to, MFS through or as a part of BA OSS Services: and,
     (b) any MFS Usage Information (as defined in Section 1.1.6 below) accessed by, or disclosed or provided to, MFS.

     1.1.5 "BA Retail Telecommunications Service" means any Telecommunications Service that Bell Atlantic provides at retail to subscribers that are not Telecommunications Carriers. The term "BA Retail Telecommunications Service" does not include any exchange access service (as defined in Section 3(16) of the Act. 47 U.S.C. (S) 153(16)) provided by BA.

     1.1.6 "MFS Usage Information" means the usage information for a BA Retail Telecommunications Service purchased by MFS under this Agreement that BA would record if BA was furnishing such BA Retail Telecommunications Service to a BA end-user retail Customer.

     1.1.7 "Customer Information" means CPNI, as defined in the Act, of a Customer and any other non-public, individually identifiable information about a Customer or the purchase by a Customer of the services or products of a Party.

     1.2 BA OSS Services
         ---------------

     1.2.1 Upon request by MFS, BA shall provide to MFS, pursuant to Section 251(c)(3) of the Act, 47 U.S.C. (S) 251(c)(3), BA OSS Services.

     1.2.2 Subject to the requirements of Applicable Laws, BA Operations Support Systems, BA Operations Support Systems functions, BA OSS Facilities, BA OSS Information, and the BA OSS Services that will be offered by BA, shall be as determined by BA. Subject to the requirements of Applicable Laws, BA shall have the right to change BA Operations Support Systems, BA Operations Support Systems functions, BA OSS Facilities, BA OSS Information, and the BA OSS Services, from time-to-time, without the consent of MFS. Except as otherwise provided by this Agreement or Applicable Laws, BA will give MFS notice in writing or electronically (which may be by giving MFS access to a database or an Internet site that contains the applicable information, or by other electronic means) of material modification of the operation of BA OSS Services furnished under this Agreement at least sixty (60) days prior to the time the material modification becomes effective.

     1.3 MFS Usage Information
         ---------------------

     1.3.1 Upon request by MFS, BA shall provide to MFS, pursuant to Section 251(c)(3) of the Act, 47 U.S.C. (S) 251(c)(3), MFS Usage Information.

     1.3.2 MFS Usage Information will be available to MFS through the following:

            (a) Daily Usage File on Data Tape.

            (b) Daily Usage File through Network Data Mover ("NDM").

            (c) Daily Usage File through Centralized Message Distribution System ("CMDS").

     1.3.3.1 MFS Usage Information will be provided in a Bellcore Exchange Message Records ("EMR") format.

     1.3.3.2 Daily Usage File Data Tapes provided pursuant to Section 1.3.2(a) above will be issued each day, Monday through Friday, except holidays observed by BA.

     1.3.4 Except as stated in this Section 1.3, subject to the requirements of Applicable Laws, the manner in which, and the frequency with which, MFS Usage Information will be provided to MFS shall be determined by BA.

     1.4     Access to and Use of BA OSS Facilities
             --------------------------------------

     1.4.1 BA OSS Facilities may be accessed and used by MFS only to the extent necessary for MFS's access to and use of BA OSS Services pursuant to this Agreement.

     1.4.2 BA OSS Facilities may be accessed and used by MFS only to provide Telecommunications Services to MFS Customers.

     1.4.3 MFS shall restrict access to and use of BA OSS Facilities to MFS. This Schedule 12.3 does not grant to MFS any right or license to grant sublicenses to other persons, or permission to other persons (except MFS's employees, agents and contractors, in accordance with section 1.4.7 below), to access or use BA OSS Facilities.

     1.4.4 MFS shall not (a) alter, modify or damage the BA OSS Facilities (including, but not limited to, BA software), (b) copy, remove, derive, reverse engineer, or decompile, software from the BA OSS Facilities, or (c) obtain access through BA OSS Facilities to BA databases, facilities, equipment, software, or systems, which are not offered for MFS's use under this Schedule 12.3.

     1.4.5 MFS shall comply with all practices and procedures established by BA for access to and use of BA OSS Facilities (including, but not limited to, BA practices and procedures with regard to security and use of access and user identification codes).

     1.4.6 All practices and procedures for access to and use of BA OSS Facilities, and all access and user identification codes for BA OSS
     Facilities: (a) shall remain the property of BA; (b) shall be used by MFS only in connection with MFS's use of BA OSS Facilities permitted by this
     Schedule 12.3; and, (c) shall be treated by MFS as Proprietary Information of BA pursuant to subsection 29.4 of the Agreement.

     1.4.7 MFS's employees, agents and contractors may access and use BA OSS Facilities only to the extent necessary for MFS's access to and use of the BA OSS Facilities permitted by this Agreement. Any access to or use of BA OSS Facilities by MFS's employees, agents, or contractors, shall be subject to the provisions of the Agreement, including, but not limited to, subsection 29.4 thereof and Sections 1.4.6 and 1.5.3.3 of this Schedule 12.3.

     1.5     BA OSS Information
             ------------------

     1.5.1 Subject to the provisions of this Agreement and Applicable Laws, BA grants to MFS a non-exclusive license to use BA OSS information.

     1.5.2 All BA OSS Information shall at all times remain the property of BA. Except as expressly stated in this Schedule 12.3, MFS shall acquire no rights in or to any BA OSS Information.

     1.5.3.1 The provisions of this Section 1.5.3 shall apply to all BA OSS Information, except (a) MFS Usage Information, (b) CPNI of MFS, and (c) CPNI of a BA Customer or an MFS Customer, to the extent the Customer has authorized MFS to use the Customer Information.

     1.5.3.2 BA OSS Information may be accessed and used by MFS only to provide Telecommunications Services to MFS Customers.

     1.5.3.3 MFS shall treat BA OSS Information that is designated by BA, through written or electronic notice (including, but not limited to, through the BA OSS Services), as "Confidential" or "Proprietary" as Proprietary Information of BA pursuant to subsection 29.4 of the Agreement.

     1.5.3.4 Except as expressly stated in this Schedule 12.3, this Agreement does not grant to MFS any right or license to grant sublicenses to other persons, or permission to other persons (except MFS's employees, agents or contractors, in accordance with Section 1.5.3.5 below), to access, use or disclose BA OSS Information.

     1.5.3.5 MFS's employees, agents and contractors may access, use and disclose BA OSS Information only to the extent necessary for MFS's access to, and use and disclosure of, BA OSS Information permitted by this
     Schedule 12.3. Any access to, or use disclosure of, BA OSS Information by MFS's employees, agents or contractors, shall be subject to the provisions of this Agreement, including, but not limited to, subsection 29.4 of the Agreement and Section 1.5.3.3 above.

     1.5.3.6 MFS's license to use BA OSS Information shall expire upon the earlier of: (a) termination of the license in accordance with this Schedule 12.3; or (b) expiration or termination of the Agreement.

     1.5.3.7 All BA OSS Information received by MFS shall be destroyed or returned by MFS to BA, upon expiration, suspension or termination of the license to use such BA OSS Information.

     1.5.4 Unless sooner terminated or suspended in accordance with the Agreement or this Schedule 12.3 (including, but not limited to, subsection
     22.3 of the

     Agreement and Section 1.6.1 below). MFS's access to BA OSS Information through BA OSS Services shall terminate upon the expiration or termination of the Agreement.

     1.5.5.1 BA shall have the right (but not the obligation) to perform at BA's expense (provided that there will be no charge to BA for reasonable access to MFS' employees, books, records, documents and facilities) an audit of MFS upon three (3) full business days notice to MFS to ascertain whether MFS is complying with the requirements of Applicable Laws and this Agreement with regard to MFS's access to, and use and disclosure of, BA OSS Information.

     1.5.5.2 Without in any way limiting any other rights BA may have under the Agreement or Applicable Laws, BA shall have the right but not the obligation) to monitor MFS's access to and use of BA OSS Information which is made available by BA to MFS pursuant to this Agreement, to ascertain whether MFS is complying with the requirements of Applicable Laws and this Agreement, with regard to MFS's access to, and use and disclosure of, such BA OSS Information. The foregoing right shall include, but not be limited to, the right (but not the obligation) to electronically monitor at BA's expense (provided that there will be no charge to BA by MFS to perform this activity). MFS's access to and use of BA OSS Information which is made available by BA to MFS through BA OSS Facilities.

     1.5.5.3 Information obtained by BA pursuant to this Section 1.5.5 shall be treated by BA as Proprietary Information of MFS pursuant to subsection
     29.4 of the Agreement; provided that, BA shall have the right (but not the obligation) to use and disclose information obtained by BA pursuant to this
     Section 1.5.5 to enforce BA's rights under this Agreement or Applicable
     Laws.

     1.5.6 MFS acknowledges that the BA OSS Information, by its nature, is updated and corrected on a continuous basis by BA, and therefore that BA OSS Information is subject to change from time to time.

     1.6  Liabilities and Remedies
          ------------------------

     1.6.1 Any breach by MFS, or MFS's employees, agents or contractors, of the provisions of Sections 1.4 or 1.5 above shall be deemed a material breach of the Agreement. In addition, if MFS or an employee agent or contractor of MFS at any time breaches a provision of Sections 1.4 or 1.5 above and such breach continues for more than fifteen (15) days after written notice thereof from BA, then, except as otherwise required by Applicable Laws, BA shall have the right, upon the notice to MFS, to suspend the license to use BA OSS Information granted by Section 1.5.1 above and/or the provision of BA OSS Services, in whole or in part.

     1.6.2 MFS agrees that BA would be irreparably injured by a breach of Sections 1.4 or 1.5 above by MFS or the employees, agents or contractors of MFS, and that BA shall be entitled to seek equitable relief, including injunctive relief and specific performance, in the event of any such breach. Such remedies shall not be deemed to be the exclusive remedies for any such breach, but shall be in addition to any other remedies available under this Agreement or at law or in equity.

     1.7  Relation to Applicable Laws
          ---------------------------

     The provisions of Sections 1.4, 1.5 and 1.6 above shall be in addition to and not in derogation of any provisions of Applicable Laws, including, but not limited to, 47 U.S.C (S) 222, and are not intended to constitute a waiver by BA of any right with regard to protection of the confidentiality of the information of BA or BA Customers provided by Applicable Laws.

     1.8  Cooperation
          -----------

     MFS, at MFS's expense, shall reasonably cooperate with BA in using BA OSS Services. Such cooperation shall include, but not be limited to, the following:

     1.8.1 Upon request by BA, MFS shall by no later than the fifteenth (15th) day of the month preceding the first calendar month of each calendar quarter submit to BA reasonable, good faith estimates (by geographic area designated by BA) of the volume of each BA Retail Telecommunications Service for which MFS anticipates submitting orders in each week of the next calendar quarter.

     1.8.2 MFS shall participate in cooperative testing of BA OSS Services and shall provide assistance to BA in identifying and correcting mistakes, omissions, interruptions, delays, errors, defects, faults, failures, or other deficiencies, in BA OSS Services. The Parties will jointly agree upon the schedule for such testing and the tests that will be conducted.

     1.9  BA Access to Information Related to MFS Customers
          -------------------------------------------------

     BA shall have the right to access, use and disclose information related to MFS Customers that is in BA's possession (including, but not limited to, in BA OSS Facilities) to the extent such access, use and/or disclosure has been authorized by the MFS Customer in the manner required by Applicable Laws.

2    BELL ATLANTIC PRE-OSS SERVICES
     ------------------------------

     2.1 As used in this Schedule 12.3, "BA Pre-OSS Service" means a service that allows the performance of an activity that is comparable to an activity to be performed through a BA OSS Service and that BA offers to provide to MFS. The term "BA Pre-OSS Service" includes, but is not limited to, the activity of placing orders for BA Telecommunications Services through a telephone facsimile communication. Prior to purchasing BA OSS Services, MFS may purchase BA Pre-OSS Services.

     2.2 Subject to the requirements of Applicable Laws, the BA Pre-OSS Services that will be offered by BA shall be as determined by BA and BA shall have the right to change BA Pre-OSS Services, from time-to-time, without the consent of MFS. Except as otherwise provided by this Agreement or Applicable Laws, BA will give MFS notice in writing or electronically (which may be by giving MFS access to a database or an Internet site that contains the applicable information, or by other electronic means) of material modification of the operation of BA Pre-OSS Services furnished under this Agreement at least thirty (30) days prior to the time the material modification becomes effective.

     2.3 Subject to the requirements of Applicable Laws, the prices for BA Pre-OSS Services shall be as determined by BA and shall be subject to change by BA from time-to-time.

     2.4 The provisions of Section 1.5 through 1.9 above shall also apply to BA Pre-OSS Services. For the purposes of this Section 2.4: (a) references in Sections 1.5 through 1.9 above to BA OSS Services shall be deemed to include BA Pre-OSS Services; and, (b) references in Sections 1.5 through
     1.9 above to BA OSS Information shall be deemed to include information made available to MFS through BA Pre-OSS Services.

3.   RATES AND CHARGES
     -----------------

     3.1 The prices for the foregoing services shall be as set forth in BA's Tariffs or, in the absence of an applicable BA Tariff price, in Exhibit A or, if not set forth in either, as may be determined by BA from time to time. If BA at any time offers a resale support service the prices for which are not stated in BA's Tariffs or Exhibit A and MFS elects to purchase such service. BA shall have the right to revise Exhibit A to add such prices; provided that, if the resale support service is already being used by MFS at the time BA revises Exhibit A to add such prices, except as otherwise required by this Agreement or Applicable Laws, the revision shall not become effective until BA has given MFS thirty (30) days prior notice of the revision.

                                                                       EXHIBIT A

                BELL ATLANTIC-VIRGINIA, INC. AND MFS INTELENET
                               OF VIRGINIA, INC.

                   DETAILED SCHEDULE OF ITEMIZED CHARGES/1/
                   ------------------------------------

A.   BA SERVICES, FACILITIES, AND ARRANGEMENTS:

----------------------------------------------------------------------------------------------------
       BA SERVICE                                      NON-RECURRING             RECURRING
       ----------                                      -------------             ---------
----------------------------------------------------------------------------------------------------
 1.a.  Entrance facilities, and transport, as          Per interstate [BA FCC #1 sec. 6.9.1.] and
       appropriate, for Interconnection at             (proposed) intrastate [BA-VA SCC 217
       BA End Office, Tandem Office,                   sec. 6.8.2] access tariffs for Feature Group
       Serving Wire Center, or other Point             D service/2/
       of Interconnection

                                                       Illustrative:

                                                         Interstate non-recurring: $1, plus $1
                                                       switched access connection charge per
                                                       trunk; DS-1 entrance facility $210-$212/mo.

                                                         Intrastate nonrecurring: $895 for first DS-
                                                       1, $280 for additional, plus $25 switched
                                                       access connection charge per trunk; DS-1
                                                       entrance facility $270/mo.

----------------------------------------------------------------------------------------------------
 1.b.  Collocation and related services for            Per interstate [BA FCC 1 sec. 19] and
       Interconnection at BA End Office,               intrastate access tariffs/3/
       Tandem Office, or Serving Wire
       Center

----------------------------------------------------------------------------------------------------

________________________

/1/ Rates listed herein for services, facilities, or arrangements that are marked with an asterisk (*) are fixed pursuant to Section 20 of the Agreement for the initial term of the Agreement, as set forth in Section 22 of the Agreement. Rates for services, facilities or arrangements that are not marked with an asterisk shall change in accordance with the provisions of Section 20 of the Agreement.

/2/ Pending approval of the BA intrastate local transport restructure tariff intrastate access services subject to the pending tariff will be charged pursuant to effective tariffs, as agreed by the Parties, subject to true-up at either Party's request.

/3/ Pending approval of the BA intrastate collocation tariff to be filed no later December 31, 1996, all collocation services shall be charged at rates found in BA FCC 1 sec.19.

------------------------------------------------------------------------------------------------------------
       BA SERVICE                                      NON-RECURRING               RECURRING
       ----------                                      -------------               ---------
------------------------------------------------------------------------------------------------------------
 1.c.  Tandem transit arrangements (for                Per tariffs cited in
       Interconnection between MFS and                 sections 1.a. and           Per interstate [BA
       carriers other than BA)                         1.b. above, as              FCC 1 sec. 6.9.1.B]
                                                       applicable; separate        and (proposed)
                                                       trunks required for         intrastate [BA-VA
                                                       IXC subtending              SCC 217 sec.
                                                       trunks                      6.8.2.B] for tandem
                                                                                   switching and
                                                                                   tandem switched
                                                                                   transport, as
                                                                                   applicable/5/


                                                                                   Illustrative:

                                                                                     Interstate,
                                                                                   (proposed) intrastate
                                                                                   tandem switching
                                                                                   $.000999/mou.
                                                                                   tandem switched
                                                                                   transport
                                                                                   $.000195/mou plus
                                                                                   $.000045/mou/mile

------------------------------------------------------------------------------------------------------------
 1.d.  911 Interconnection                             Per tariffs citied in 1.a., 1.b., and 1.c. above,
                                                       as applicable, for entrance facility plus
                                                       applicable transport, or Collocation
                                                       Arrangement at 911 tandem

------------------------------------------------------------------------------------------------------------

________________

/4/  See note 2 above.
/5/  See note 2 above.

---------------------------------------------------------------------------------------
     BA SERVICE                              NON-RECURRING        RECURRING
     ----------                              -------------        ---------
---------------------------------------------------------------------------------------
1.e. Directory assistance Interconnection    Intrastate per       Intrastate per
                                             (proposed) BA-VA     (proposed) BA-VA
                                             SCC 217 sec. 9.6.B   SCC 217 sec. 9.6.B:
                                             (transport)/6/
                                                                  Illustrative:

                                                                    Per call rate
                                                                  $.000092 fixed,
                                                                  $.000021 per mile,
                                                                  $.000462 tandem
                                                                  switching, $.003705
                                                                  interconnection

                                              Interstate per BA   Interstate per BA
                                              FCC 1 sec. 9.6.B    FCC 1 sec. 9.6.B

                                                                  Illustrative:

                                                                    Per call rate
                                                                  $.000082 fixed,
                                                                  $.000019 per mile,
                                                                  $.000353 tandem
                                                                  switching, $002311
                                                                  interconnection
---------------------------------------------------------------------------------------
1.f. Operator services (call completion)      Per separate contract
     Interconnection
---------------------------------------------------------------------------------------
2.   Unbundled elements                       Available as listed herein and in
                                              interstate and intrastate tariffs, and
                                              pursuant to Section 11, of the Agreement
---------------------------------------------------------------------------------------
3.   Poles, ducts, conduits, ROW              Per contract rates pursuant to 47 U.S.C.
                                              sec. 224

                                              Illustrative:

                                                Duct (Northern Virginia) $4.50/ft/yr.

                                                Pole $4.46/attachment/yr.
---------------------------------------------------------------------------------------

________________________

 .    See note 2 above.
 .    See note 2 above.

------------------------------------------------------------------------------------------------------------
       BA SERVICE                                      NON-RECURRING               RECURRING
       ----------                                      -------------               ---------
------------------------------------------------------------------------------------------------------------
 4.a.  Local loop transmission*                        Permanent rates to          Permanent rates to
                                                       be determined by            be determined by
        Unbundled Local Loop Element                   appropriate arbitral        appropriate arbitral
                                                       body. Interim rates         body. Interim rates
        Cross Connection to POTS loop                  will apply until the        will apply until the
                                                       permanent rates are         permanent rates are
                                                       determined./8/              determined./9/

------------------------------------------------------------------------------------------------------------
 4.b.  Special construction charges                    As applicable per BA-VA SCC 203 sec. 2

------------------------------------------------------------------------------------------------------------
 4.c.  Central office technician charges               Per interstate [BA FCC 1 sec. 13.2 or sec.
       (during normal working hours)                   19.5] tariff.

------------------------------------------------------------------------------------------------------------
 5.a.  Trunk Side local transport
                                                       Per interstate [BA FCC 1 sec. 6.9.1.C] and
        DS-1 transport                                 (proposed) intrastate [BA-VA SCC 217
                                                       sec. 6.8.2.C] tariffs

                                                       Illustrative recurring:

                                                         Interstate $60/mo. fixed, $17.70/mile/mo.

                                                         Intrastate $75 mo. fixed, $30/mile/mo.
------------------------------------------------------------------------------------------------------------
 5.b.  DS-3 transport                                  Tariff reference see 5.a. above.


                                                       Illustrative recurring:

                                                         Interstate, intrastate $900/mo.fixed,
                                                       $180/mile/mo.

------------------------------------------------------------------------------------------------------------


___________________

/8/ Interim rates will be based on the following order of precedence of effective tariff(s), (ii) other BA ILEC-CLEC Interconnection Agreement(s) in the state, (iii) any Commission recommendation, or (iv) mutual agreement of the Parties.

/9/  See preceding note.

/10/ See note 2 above.

------------------------------------------------------------------------------------------------------------
       BA SERVICE                                      NON-RECURRING               RECURRING
       ----------                                      -------------               ---------
------------------------------------------------------------------------------------------------------------
 6.    Local switching*

        POTS switch Port                               $6 service order            $1.50/mo., plus
                                                       plus $6/Port                usage per tariff,
                                                                                   minus wholesale
                                                                                   discount per section
                                                                                   14 below
------------------------------------------------------------------------------------------------------------
 7.a.  Operator services

        911 service (data entry; database              No charge
       maintenance)*
------------------------------------------------------------------------------------------------------------
 7.b.  Directory assistance                            Per tariff or separate      Per tariff or separate
                                                       contract; branding          contract
                                                       available
                                                                                   Illustrative tariff
                                                                                   rates:

                                                                                   Interstate [BA FCC
                                                                                   1 sec. 9.6], $.275-
                                                                                   .288 per call

                                                                                   Intrastate (proposed)
                                                                                   [BA-VA SCC 217
                                                                                   sec. 9.6.A], $.25 per
                                                                                   call

                                                                                   Directory transport
                                                                                   per section 1.e.
                                                                                   above

------------------------------------------------------------------------------------------------------------
 7.c.  Operator call completion                        Per separate contract; branding available
------------------------------------------------------------------------------------------------------------
 8.a.  White pages directory listings*                 $5.00 per primary           No charge
                                                       listing per number
------------------------------------------------------------------------------------------------------------
 8.b.    Books & delivery (annual home                 No charge for normal numbers of books
       area directories only)*                         delivered to end users; bulk deliveries to
                                                       CLEC per separate arrangement
------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
       BA SERVICE                              NON-RECURRING            RECURRING
       ----------                              -------------            ---------
---------------------------------------------------------------------------------------------
 8.c.    Additional listings, changes to       Per tariff [BA-VA        Per tariff [BA-VA
       listing, non-listed, non-published      SCC 203 sec. 4]          SCC 203 sec.4]
       and other extra services.
                                               Illustrative:            Illustrative:

                                                Additional listing:     Additional listing:
                                               $9 residence: $17        $1.12/mo. residence,
                                               business                 $1.42/mo. business


                                                Change to listing:      Non-list:
                                               $9 residence: $17        $1.06/mo. residence
                                               business                 or business


                                                Non-list:
                                               $9 residence: $17        Non-published:
                                               business                 $1.71/mo. residence
                                                                        or business

                                                Non-published:
                                               $9 residence: $17
                                               business
---------------------------------------------------------------------------------------------
 9.    Access to telephone numbers (NXX
       codes issued per ICCF Code              No charge
       Administration Guidelines)*

---------------------------------------------------------------------------------------------
 10.a  SS7 Interconnection                     Per interstate [BA       Per interstate [BA
                                               FCC 1 sec. 6.9.1.G]      FCC 1 sec. 6.9.1.L]
                                               and intrastate [BA-      and intrastate [BA-
                                               VA SCC 217 sec.          VA SCC 217 sec.
                                               6.8.2.C] tariff          6.8.2.G] tariff


                                                                        Illustrative:

                                                                          STP ports,
                                                                        $900/mo.,

                                                                          STP access,
                                                                        $3.50/mile/mo. to
                                                                        $5.72/mile/mo.
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       BA SERVICE             NON-RECURRING            RECURRING
       ----------             -------------            ---------
--------------------------------------------------------------------------------
10.    LIDB Interconnection   Per tariff [BA FCC       Per tariff [BA FCC
b                             1 sec. 6.9.1.M]          1 sec. 6.9.1M]

                              Illustrative:            Illustrative:

                               Originating point        Query validation
                              code, $125               $.04/query

                                                        Query transport
                                                       $.0002/query

--------------------------------------------------------------------------------
10.c   800/888 data base      No separate charge       Per interstate [BA
       Interconnection        (included in FGD         FCC 1 sec.
                              trunk and STP            6.9.2.A.1]. and
                              links)                   intrastate [BA-VA
                                                       SCC 217 sec.
                                                       6.8.2.K] tariffs


                                                       Illustrative:

                                                        Interstate basic
                                                       query, $.003105/query;
                                                       vertical feature package,
                                                       $.000337/query

                                                        Intrastate basic query,
                                                       $.003089/query; vertical
                                                       feature package,
                                                       $.000327/query

--------------------------------------------------------------------------------
11.a   Interim number port-   service order per        $3/mo. per number for up
       ability through co-    location $30             to 10 paths; $.40/mo.per
       carrier call for-                               additional path
       warding
                              installation per
                              number $35 (unless
                              installed with
                              unbundled loop)

                              installation per
                              separate path
                              arrangement $20
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
     BA SERVICE                              NON-RECURRING   RECURRING
     ----------                              -------------   ---------
-------------------------------------------------------------------------------
11.   Access pass-through to number                          In accordance with
b    portability purchaser*                                  section 14.5 of
                                                             Agreement.
-------------------------------------------------------------------------------
12.  Local dialing parity*                   No charge
-------------------------------------------------------------------------------
13.a Reciprocal call termination

      Local Traffic delivered to Bell
     Atlantic Interconnection Point

      First year*                                            $.009/mou
     --------------------------------------------------------------------------
      After first year*                                      In accordance with
                                                             note 14 below
-------------------------------------------------------------------------------
13.   Access charges for termination of                      Per interstate and
b    intrastate and interstate Toll Traffic                  intrastate access
                                                             tariffs (charged in
                                                             conjunction with
                                                             Local Traffic,
                                                             using PLU and PIU,
                                                             as appropriate)
--------------------------------------------------------------------------------
14.a Wholesale rates for resale of           Percentage discount from retail
                                             -------------------------------
     telecommunications services             tariff/12/
                                             ----------
     provided to end users/11/
--------------------------------------------------------------------------------
14.  Resale of retail Telecommunications     21.3% or discount as determined by
b    Services if MFS provides its own        further Commission order.
     Operator Services
--------------------------------------------------------------------------------
14.c Resale of retail Telecommunications     18.5% or discount as determined by
     Services if MFS uses BA Operator        further Commission order.
     Services
--------------------------------------------------------------------------------
___________________________

/11/ Excludes telecommunications services designated primarily for wholesale, such as switched and special access, and, subject to Section 12 of the Agreement, the following additional arrangements that are not subject to resale: limited duration (90 days or less) promotional offerings, public coin telephone services, and technical and market trials. Taxes shall be collected and remitted by the reseller and BA in accordance with legal requirements and as agreed between the Parties. Surcharges (e.g., 911, telecommunications relay service, universal service fund) shall be collected by the reseller and either remitted to the recipient agency or NECA, or passed through to BA for remittance to the recipient agency or NECA, as appropriate and agreed between the Parties. End user common line charges shall be collected by the reseller and remitted to BA.

/12/ Pending establishment of mechanized billing procedures adapted to resale, the Parties will agree upon a composite "bottom-of-the-bill" discount that reflects the discounts and exclusions identified herein, and such other adjustments as the Parties agree.

----------------------------------------------------------------------------------------------------------------------
          BA SERVICE                                   NON-RECURRING                           RECURRING
          ----------                                   -------------                           ---------
----------------------------------------------------------------------------------------------------------------------
15.      Access to BA OSS/13/
----------------------------------------------------------------------------------------------------------------------
15.a     Access to Pre-Ordering OSS                                                           $.26/Query
----------------------------------------------------------------------------------------------------------------------
15.b     Access to Ordering OSS                                                              $4.53/Transaction
----------------------------------------------------------------------------------------------------------------------
15.c     Access to Provisioning OSS                                                           Included in Ordering
----------------------------------------------------------------------------------------------------------------------
15d      Access to Maintenance and Repair                                                     $1.23/Trouble Ticket
         OSS
----------------------------------------------------------------------------------------------------------------------
15.e.1   Access to Billing OSS; CD-ROM                                                        $261.04/CD-ROM
----------------------------------------------------------------------------------------------------------------------
15.e.2   Access to Billing OSS; Daily Usage
         File
            Existing Message Recording                                                        $.000274/Message
----------------------------------------------------------------------------------------------------------------------
15.e.3   Access to Billing OSS; Daily Usage
         File Delivery
             Data Tape                                $64.96/Programming Hour                 $20.11/Tape

             Network Data Mover                       Not Applicable                          $.000099/Message

             CMDS                                     $64.96/Programming Hour                 $.000099/Message

----------------------------------------------------------------------------------------------------------------------
15.e.4   Access to Billing OSS; Daily Usage
         File Transport
           9.6 kb Communications Port                 $8,335.27/Port                          $10.84/Month
----------------------------------------------------------------------------------------------------------------------

______________________________

/13/      The rates for BA OSS Services that appear in Section 15 above shall apply until the earlier of August 15, 1997 or the date the Commission approves rates for BA OSS Services. If the Commission approves rates for BA OSS Services on or before August 15, 1997, the rates approved by the Commission will apply from the date they are approved by the Commission until any subsequent change in rates becomes effective in accordance with this Agreement.

          If by August 15, 1997 the commission has not approved rates for BA OSS Services ,from August 16, 1997 until such time as the Commission approves rates for BA OSS Services. BA will track the usage of BA OSS Services by MFS. When the Commission approves rates for BA OSS Services, those rates will apply from August 16, 1997 until any subsequent change in rates becomes effective in accordance with this Agreement.

          MFS reserves the right to at any time prior to the above-mentioned Commission approval of rates for BA OSS Services initiate or participate in a proceeding before the Commission or other governmental entity of appropriate jurisdiction to obtain a determination as to the lawfulness of the rates stated above in Section 15 for Bell Atlantic OSS Services. However, until such time as the Commission or other governmental entity of appropriate jurisdiction, in an order that is binding upon Bell Atlantic, requires Bell Atlantic to change or delete the rates stated above in Section 15 for Bell Atlantic OSS Services. MFS agrees to pay such rates as provided in this Footnote.

          When rates for BA OSS Services are approved by the Commission. Section 15 above shall be amended by the Parties to state such rates.

--------------------------------------------------------------------------------
       BA SERVICE                     NON-RECURRING               RECURRING
       ----------                     -------------               ---------
--------------------------------------------------------------------------------
         56 kb Communications Port    $34,494.62/Port             $29.93/Month
--------------------------------------------------------------------------------
         256 kb Communications Port   $57,422.87/Port             $29.93/Month
--------------------------------------------------------------------------------
         T1 Communications Port       $204,901.39/Port            $380.18/Month
--------------------------------------------------------------------------------
         Line Installation            $64.96/Programming          Not Applicable
                                      Hour/Port
--------------------------------------------------------------------------------
         Port Set-up                  $10.43/Port                 Not Applicable
--------------------------------------------------------------------------------
         Network Control              $64.96/Programming          Not Applicable
         Programming Coding           Hour/Port
--------------------------------------------------------------------------------

       MFS SERVICES, FACILITIES, AND ARRANGEMENTS:
-----------------------------------------------------------------------------------------------
       MFS SERVICE                           NON-RECURRING              RECURRING
       -----------                           -------------              ---------
-----------------------------------------------------------------------------------------------
1.a.   Interim Number Portability
       through co-carrier call
       forwarding*

         Number portability*                 $30/service order.         $3/mo. for ten paths
                                             $35/number (not            per number; plus
                                             ordered with ULL)          $.40/mo. per
                                                                        additional path
                                             $20 per additional
                                             path order
-----------------------------------------------------------------------------------------------
1.b      Access pass-through to number                                  In accordance with
       portability purchaser*                                           sec. 14.5 of
                                                                        Agreement
-----------------------------------------------------------------------------------------------
2.     Local dialing parity*                 No change
-----------------------------------------------------------------------------------------------
3.a    Reciprocal call termination

         Local Traffic delivered to MFS
       Interconnection Point*

         First year*                                                    $.009/mou
       ----------------------------------------------------------------------------------------
         After first year*                                              In accordance with
                                                                        note 14 below
-----------------------------------------------------------------------------------------------
3.b      Access charges for termination                                 Per MFS interstate
       of intrastate and interstate Toll                                and intrastate access
       Traffic                                                          rates (charged in
                                                                        conjunction with
                                                                        Local Traffic, using
                                                                        PLU and PIU, as
                                                                        appropriate)
-----------------------------------------------------------------------------------------------
4.     All other MFS services available      Available at MFS tariffed or otherwise
       to BA for purposes of                 generally available rates, not to exceed BA
       effectuating local exchange           rates for equivalent services available to MFS
       competition
-----------------------------------------------------------------------------------------------
5.       Other Services
       Information Service billing fee       No Charge                  $.03 per call
-----------------------------------------------------------------------------------------------

14   LOCAL TRAFFIC TERMINATION RATES (AFTER FIRST YEAR)

A.   Charges by BA
     -------------
     (a) Traffic delivered to BA Local Serving Wire Center ("LSWC") or BA Access Tandem: $.009 per mou.

     (b)  Traffic delivered directly to terminating BA End Office: $.007 per mou
     Note: All BA-IPs identified in Schedule 4.0 as of the Effective Date are LSWC or Access Tandems. Therefore, Local Traffic delivered to such BA-IPs shall be subject to rate of $.009 per mou.

B.   Charges by MFS
     --------------
1.   Single-tiered interconnection structure:
     MFS's rates for the termination of BA's Local Traffic under the single-tiered interconnection structure shall be recalculated once each year on each anniversary of the Effective Date (the "Real Determination Date"). The initial Rate Determination Date shall be the first anniversary of the Effective Date. The methodology for recalculating the rates are as follows:
          LSWC/Access Tandem Minutes = Total minutes of use of Local Traffic delivered by MFS to the BA LSWC or BA Access Tandem for most recent billed month.
          End Office Minutes = Total minutes of use Local Traffic delivered by MFS directly to the terminating BA End Office for most recent billed month.
          Total Minutes = Total minutes of use of Local Traffic delivered by MFS to BA for most recent billed month.
          MFS Charge at the M-IP =
          (LSWC/Access Tandem Minutes x $.009) + (End Office Minutes x $.007)
          -------------------------------------------------------------------
                                 Total Minutes

2. Multiple-tiered interconnection structure (if offered by MFS to any carrier)
     (a) Local Traffic delivered to MFS LSWC or MFS Access Tandem: $.009
     (b) Local Traffic delivered to terminating MFS End Office/node: $.007

C.   Miscellaneous Notes
     -------------------
1. In the event a Party desires to deliver Local Traffic to a LSWC (i) that is not located within 25 miles of the Tandem Office to which it is subtended, and/or (ii) where the Tandem Office that it subtends is not located within 25 miles of the Tandem Office that is subtended by the terminating End Office, then such Party shall (x) in addition to paying the LSWC/Access Tandem termination rate described above, purchase the necessary facilities from the terminating Party to transport such Traffic to a qualifying LSWC or Access Tandem that is not subject to either conditions (i) or (ii) above, (y) purchase such other service(s) as the terminating Party may offer under applicable tariff to remedy such condition(s), or (z) enter into a new compensation arrangement as the Parties may agree. Notwithstanding the foregoing, nothing in this Agreement shall obligate BA to provide switching services at a LSWC when it functions as such.

2. In the event the two-tiered rate structure described above is modified pursuant to Applicable Law to a single rate structure. BA and MFS (to the extent MFS is offering a multiple-tiered interconnection structure) shall each have the right to apply its tariffed switched access transport charges for transporting Local Traffic it receives at its LSWC to the first point of switching in its network in the LATA.

3. The MFS termination rate under the single-tiered interconnection structure set forth above is intended by the Parties to be a Local Traffic termination rate for Interconnection to the M-IP within each LATA that is reciprocal and equal to the actual rates that will be charged by BA to MFS under the two-tiered Local Traffic termination rate structure described above that will apply after the first anniversary of the Effective Date. The single MFS termination rate is also intended to provide financial incentives to MFS to deliver traffic directly to BA's terminating End Offices once MFS's traffic volumes reach an appropriate threshold. The Parties agree that the Reciprocal Compensation rate(s) set forth herein recover a reasonable approximation of each Party's additional costs of terminating calls that originate on the network facilities of the other Party.

                                  APPENDIX 2

SCHEDULE 3.0

NETWORK IMPLEMENTATION SCHEDULE FOR VIRGINIA

     In accordance with the provisions of Section 3 of the Agreement, the Parties shall make their best efforts to meet the following Milestones no later the listed Dates.

--------------------------------------------------------------------------------------------------------------------
LATA IN VIRGINIA         MILESTONE                                                                   DATE
--------------------------------------------------------------------------------------------------------------------
LATA 236                 LATA Start Date ("SD)                                                       7/21/98
                         -------------------------------------------------------------------------------------------
                         SS7 Certification, Collocation, and NXX(s)                                  8/19/98
                         Applied For
                         -------------------------------------------------------------------------------------------
                         Parties Agree on Initial Network Design                                     8/24/98
                         -------------------------------------------------------------------------------------------
                         Valid Access Service Request(s) ("ASRs") and                                TBD
                         Routing Information Received by BA
                         -------------------------------------------------------------------------------------------
                         Collocation Arrangements Complete for Trunk                                 N/A
                         Interconnection and IDLC for ULLs
                         -------------------------------------------------------------------------------------------
                         All Trunks Tested and Turned Up; SS7 Certification Achieved; /1/            11/20/98
                         VG ULL Capability Available
                         -------------------------------------------------------------------------------------------
                         Call-through Testing Completed;                                             12/11/98
                         "Interconnection Activation Date"
--------------------------------------------------------------------------------------------------------------------

     Failure of a Party or the Parties to meet an earlier Milestone Date shall not relieve either Party of the responsibility to make its best efforts to meet subsequent Milestone Date(s) in the LATA, unless, and only to the extent that, the subsequent Milestone Date(s) depend on the timely completion of such earlier Milestone Date.

     For purposes of Section 3, (i) business Telephone Exchange Service shall be considered "fully operational" in a LATA in the Commonwealth of Virginia when Focal has an effective Tariff for business Telephone Exchange Service in the Commonwealth of Virginia and has a significant number of Telephone Exchange Service Customer lines in service for business Telephone Exchange Service Customers in that LATA in the Commonwealth of Virginia that are not affiliates or employees of either BA or Focal, and (ii) residential Telephone Exchange Service shall be considered "fully operational" in a LATA in the Commonwealth of Virginia when Focal has an effective Tariff for residential Telephone Exchange Service in the Commonwealth of Virginia and has a significant number of Telephone Exchange Service Customer lines in service for residential Telephone Exchange Service Customers in that LATA in the Commonwealth of Virginia that are not affiliates or employees of either BA or Focal.



_________________________________

/1/ SS7 certification scheduling depends on actual schedule availability at time of request.

SCHEDULE 4.0


VIRGINIA - INTERCONNECTION POINTS IN LATA


                                   LATA 236
                                   --------


F-IP:     Washington D.C. Switch
          1120 Vermont Ave. N.W.
          Washington, D.C.
          WASHDCRKDS2

BA-IP     WorldCom COLO
          1025 N. Irving Street
          Arlington, VA
          ARTNVAARHVA